UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-09255

                           Wells Fargo Variable Trust
               (Exact name of registrant as specified in charter)

                     525 Market St., San Francisco, CA 94105
               (Address of principal executive offices) (Zip code)

                                C. David Messman
                        Wells Fargo Funds Management, LLC
                     525 Market St., San Francisco, CA 94105
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 800-643-9691

Date of fiscal year end: December 31, 2005

Date of reporting period: December 31, 2005

ITEM 1. REPORT TO SHAREHOLDERS


                                                               [LOGO]
                                                               WELLS  ADVANTAGE
                                                               FARGO  FUNDS
--------------------------------------------------------------------------------
                                DECEMBER 31, 2005
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]               Annual Report
--------------------------------------------------------------------------------

                  WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS

                  Wells Fargo Advantage Asset Allocation Fund
                  Wells Fargo Advantage C&B Large Cap Value Fund Wells Fargo Advantage Discovery Fund(SM)
                  Wells Fargo Advantage Equity Income Fund
                  Wells Fargo Advantage International Core Fund Wells Fargo Advantage Large Company Core Fund Wells Fargo Advantage Large Company Growth Fund Wells Fargo Advantage Money Market Fund
                  Wells Fargo Advantage Multi Cap Value Fund
                  Wells Fargo Advantage Opportunity Fund(SM)
                  Wells Fargo Advantage Small Cap Growth Fund
                  Wells Fargo Advantage Total Return Bond Fund

                                      WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS
--------------------------------------------------------------------------------

Table of Contents

Letter to Contractholders ............................................     1
--------------------------------------------------------------------------------
Performance Highlights
--------------------------------------------------------------------------------
   Wells Fargo Advantage Asset Allocation Fund .......................     2
   Wells Fargo Advantage C&B Large Cap Value Fund ....................     4
   Wells Fargo Advantage Discovery Fund ..............................     6
   Wells Fargo Advantage Equity Income Fund ..........................     8
   Wells Fargo Advantage International Core Fund .....................    10
   Wells Fargo Advantage Large Company Core Fund .....................    12
   Wells Fargo Advantage Large Company Growth Fund ...................    14
   Wells Fargo Advantage Money Market Fund ...........................    16
   Wells Fargo Advantage Multi Cap Value Fund ........................    18
   Wells Fargo Advantage Opportunity Fund ............................    20
   Wells Fargo Advantage Small Cap Growth Fund .......................    22
   Wells Fargo Advantage Total Return Bond Fund ......................    24
Fund Expenses (Unaudited) ............................................    26
--------------------------------------------------------------------------------
Portfolio of Investments
--------------------------------------------------------------------------------
   Wells Fargo Advantage Asset Allocation Fund .......................    28
   Wells Fargo Advantage C&B Large Cap Value Fund ....................    43
   Wells Fargo Advantage Discovery Fund ..............................    46
   Wells Fargo Advantage Equity Income Fund ..........................    50
   Wells Fargo Advantage International Core Fund .....................    53
   Wells Fargo Advantage Large Company Core Fund .....................    57
   Wells Fargo Advantage Large Company Growth Fund ...................    59
   Wells Fargo Advantage Money Market Fund ...........................    61
   Wells Fargo Advantage Multi Cap Value Fund ........................    63
   Wells Fargo Advantage Opportunity Fund ............................    69
   Wells Fargo Advantage Small Cap Growth Fund .......................    73
   Wells Fargo Advantage Total Return Bond Fund ......................    78
Financial Statements
--------------------------------------------------------------------------------
   Statements of Assets and Liabilities ..............................    88
   Statements of Operations ..........................................    92
   Statements of Changes in Net Assets ...............................    96
   Financial Highlights ..............................................   102
Notes to Financial Highlights ........................................   106
--------------------------------------------------------------------------------
Notes to Financial Statements ........................................   107
--------------------------------------------------------------------------------
Report of Independent Registered Public Accounting Firm ..............   119
--------------------------------------------------------------------------------
Tax Information (Unaudited) ..........................................   120
--------------------------------------------------------------------------------
Other Information (Unaudited) ........................................   121
--------------------------------------------------------------------------------
List of Abbreviations ................................................   123

                ---------------------------------------------------
                NOT FDIC INSURED-NO BANK GUARANTEE-MAY LOSE VALUE
                ---------------------------------------------------

THIS PAGE IS INTENTIONALLY LEFT BLANK --

LETTER TO CONTRACTHOLDERS             WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS
--------------------------------------------------------------------------------

DEAR VALUED CONTRACTHOLDER,

      Enclosed is your WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS(SM) annual report for the year ended December 31, 2005. On the following pages, you will find a discussion of the 12 Funds, including the Fund managers' performance highlights, information about the holdings of each Fund, and the Fund managers' strategic outlooks.

ECONOMIC OVERVIEW
--------------------------------------------------------------------------------

      The expansion of the U.S. economy remains strong, with real gross domestic product (GDP), the most comprehensive measure of economic activity, growing at a 3.5% rate for 2005. This is surprisingly strong growth, given the record high energy prices reported during the year. The price of crude oil rose to a new record level during the third quarter and closed the year at $61.06 a barrel, creating fears of a possible slowdown in consumer spending.

      Low interest rates and a consequent extended boom in the housing sector helped to offset the negative effects of high oil and gas prices in the early part of the year. Steady growth in employment and household incomes helped bring consumer spending back to relatively healthy levels. Solid growth in capital spending by businesses, fueled by strong cash flow and low borrowing costs, also contributed to economic growth.

      Rising energy prices did have an impact on inflation, pushing the inflation rate upward toward the end of 2005. The consumer price index (CPI) rose approximately 3% at an annual rate over 12 months ended December 31, 2005. The core CPI, however, which excludes the volatile food and energy components, increased by only 2.2% by the end of the year. With core inflation generally contained, the Federal Reserve (the Fed) continued its strategy of raising interest rates at a "measured pace" for the year. Since December 2004, the Fed has incrementally raised the federal funds rate -- its principal policy tool -- from 2.25% to 4.25%. Long-term bond yields did not increase with the federal funds rate, allowing mortgage rates to remain unusually low.

STOCKS: MODERATE GAINS FOR THE YEAR
--------------------------------------------------------------------------------

      After an impressive rally in the fourth quarter of 2004, stock prices showed little net change during 2005. The S&P 500 Index began the year at 1202 and ended at 1248. Strong corporate earnings helped the equity markets, while record prices for crude oil and concerns of a slowdown in worldwide economic growth capped and often reversed rallies.In the United States, the fundamentalsof strong earnings and low inflation kept the equity markets steady.

BONDS: UNPRECEDENTED PERFORMANCE
--------------------------------------------------------------------------------

      Yields on most U.S. Treasury notes and bonds declined as the federal funds rate increased during the year. Exceptional demand for U.S. Treasury securities from foreign investors and the tame core inflation data were two factors thought to have kept bond yields low. The flattening in the yield curve was one of the main elements that contributed to good returns from bonds throughout the year.

      The high yield and investment grade segments of the corporate bond market had positive performance in light of the interest rate environment in 2005. During April and May 2005, however, downgrades of General Motors and Ford bonds caused the corporate bond market to underperform. By the close of 2005, the corporate sectors recovered and again produced solid returns. Municipal bonds generally performed better than bonds in most taxable sectors during 2005, but they lagged behind the rally in U.S. Treasuries in May and June. Overall, by the end of 2005, municipal yields were very attractive relative to yields on comparable U.S. Treasuries.

LOOKING AHEAD
--------------------------------------------------------------------------------

      We may see some slowing in the economy in 2006 due to lingering effects from higher energy prices and higher short-term interest rates. Inflation will likely stay in check and it is expected that the Fed may pull back on its monetary tightening policy. We believe successful investing includes a balanced approach of owning a diversified portfolio while keeping a long-term perspective. While diversification may not prevent losses in a downturn, it may help reduce them and keep you on track to reach your financial goals. To help you reach your diversification goals, we offer funds across every key category, each guided by skillful, independent money managers -- our subadvisors -- chosen for their focused attention to a particular investment style. We believe that our insistence on seeking outstanding money managers who share our dedication to pursuing consistent, long-term results, offers our investors a firmer footing to navigate changing market conditions and move forward to their financial destinations.

      Thank you for choosing WELLS FARGO ADVANTAGE FUNDS. We appreciate your confidence in us. Through each market cycle, we are committed to helping you meet your financial needs. If you have any questions about your investment, please contact your investment professional, or call us at 1-800-222-8222. You may also want to visit our Web site at www.wellsfargo.com/advantagefunds.

Sincerely,

/s/ Karla M. Rabusch

Karla M. Rabusch
President
WELLS FARGO ADVANTAGE FUNDS

WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS                PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE ASSET ALLOCATION FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
      The WELLS FARGO ADVANTAGE ASSET ALLOCATION FUND (the Fund) seeks long-term total return, consistent with reasonable risk.

ADVISOR                                 SUBADVISOR
   Wells Fargo Funds Management, LLC       Wells Capital Management Incorporated
FUND MANAGERS                           INCEPTION DATE
   Galen G. Blomster, CFA                  04/15/1994
   Jeffrey P. Mellas

HOW DID THE FUND PERFORM OVER THE 12-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund returned 4.99%(1) for the 12-month period ended December 31, 2005, outperforming its benchmark, the S&P 500 Index(2), which returned 4.91% during the same period. The Fund underperformed its other benchmark, the Lehman Brothers 20+ Year U.S. Treasury Index(3), which returned 8.57% during the same period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE BY CALLING 866-765-0778.

      PERFORMANCE FIGURES OF THE FUND DO NOT REFLECT FEES CHARGED PURSUANT TO THE TERMS OF VARIABLE LIFE INSURANCE POLICIES AND VARIABLE ANNUITY CONTRACTS. IF THEY DID, RETURNS WOULD BE LOWER.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      The past year was challenging for investors. The S&P 500 index was up only 4.91% for the year and bond yields ended the year at about the same level as they began, with plenty of volatility in between. Through it all, the economy showed remarkable resilience, despite rising short-term rates, rising energy prices, and a devastating hurricane season.

      The Federal Reserve (the Fed) continued to remove its expansionary bias by raising the federal funds rate eight times during 2005 to 4.25%. While short-term rates rose sharply from the Fed's action, longer-term treasury yields actually declined 0.30% as a result of strong foreign demand for U.S. treasury securities and favorable inflation reports late in the year. Domestic large-cap stocks rallied late in the year to produce a modest gain for stocks. While stocks generally outperformed bonds in 2005, long-term treasury bonds led the bond market and outperformed the S&P 500.

      While the portfolio's exposure to long-term Treasury bonds contributed to the Fund's performance, the 25% Tactical Asset Allocation (TAA) shift from long-term Treasury bonds to stocks did not benefit the Fund.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      The stock holdings in the Fund are indexed to the S&P 500 Index and the bond holdings are indexed to the Lehman Brothers 20+ Year U.S. Treasury Bond Index. The Tactical Asset Allocation (TAA) Model, which seeks to enhance portfolio returns by shifting assets between stocks and bonds, maintained a 25% shift toward stocks throughout the 12-month period. In implementing the shift toward stocks, the Fund employed a hedged futures overlay transaction, thus keeping the portfolio's underlying assets near their long-term strategic allocation of 60% stocks and 40% bonds. With the shift toward stocks, the portfolio maintained a long position in S&P 500 Index futures and was short in the long-term Treasury bond futures. Throughout the 12-month period, the Fund was at a maximum equity overweight with an effective target allocation of 85% stocks and 15% bonds.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      While stocks outperformed the broad bond market during the period, the TAA Model currently indicates that stocks remain compellingly attractive relative to bonds. As a result, the Fund will keep its overweighted position in stocks until the relative valuation between stocks and bonds returns to more normal levels.

      BALANCED FUNDS MAY INVEST IN STOCKS AND BONDS. STOCKS SHOULD ONLY BE CONSIDERED FOR LONG-TERM GOALS AS VALUES FLUCTUATE IN RESPONSE TO THE ACTIVITIES OF INDIVIDUAL COMPANIES AND GENERAL MARKET AND ECONOMIC CONDITIONS. BOND VALUES FLUCTUATE IN RESPONSE TO THE FINANCIAL CONDITION OF INDIVIDUAL ISSUERS, GENERAL MARKET AND ECONOMIC CONDITIONS, AND CHANGES IN INTEREST RATES. IN GENERAL, WHEN INTEREST RATES RISE, BOND VALUES FALL AND INVESTORS MAY LOSE PRINCIPAL VALUE. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.
--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS are available for purchase through certain variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies.The participating insurance companies and their separate accounts are the shareholders or investors in the Fund and the separate accounts of the participating insurance companies place orders to purchase and redeem shares of the Fund based on,among other things,the amount of premium payments to be invested and the amount of surrender and transfer requests to be affected that day.

      PLEASE REFER TO THE PROSPECTUS PROVIDED BY YOUR PARTICIPATING INSURANCE COMPANY FOR DETAILED INFORMATION DESCRIBING THE SEPARATE ACCOUNTS FOR INFORMATION REGARDING SURRENDER CHARGES, MORTALITY AND EXPENSE RISK FEES AND OTHER CHARGES THAT MAY BE ASSESSED BY THE PARTICIPATING INSURANCE COMPANIES.

      The views expressed are as of December 31, 2005 and are those of the Fund's managers. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE ASSET ALLOCATION FUND.

PERFORMANCE HIGHLIGHTS                WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN(1) (%) (AS OF DECEMBER 31, 2005)
--------------------------------------------------------------------------------

                                                                           6-Month*  1-Year  5-Year  10-Year
------------------------------------------------------------------------------------------------------------
   WELLS FARGO ADVANTAGE ASSET ALLOCATION FUND (Incept. Date  04/15/1994)    4.03     4.99    2.59     7.79
------------------------------------------------------------------------------------------------------------
   Benchmarks
------------------------------------------------------------------------------------------------------------
      S&P 500 Index(2)                                                       5.76     4.91    0.54     9.07
------------------------------------------------------------------------------------------------------------
      Lehman Brothers 20+ Year U.S. Treasury Index(3)                       (2.07)    8.57    7.87     7.63

*     RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

FUND CHARACTERISTICS(4) (AS OF DECEMBER 31, 2005)
-----------------------------------------------------------------------------
   Beta**                                                               0.81
-----------------------------------------------------------------------------
   Weighted Average Coupon of Bond Portfolio                            5.97%
-----------------------------------------------------------------------------
   Weighted Average Maturity of Bond Portfolio                   22.49 years
-----------------------------------------------------------------------------
   Modified Duration of Bond Portfolio                           13.04 years
-----------------------------------------------------------------------------
   Portfolio Turnover                                                      2%
-----------------------------------------------------------------------------
   Net Asset Value (NAV)                                             $ 13.05

** A MEASURE OF THE FUND'S SENSITIVITY TO MARKET MOVEMENTS. THE BENCHMARK BETA IS 1.00 BY DEFINITION.

SECTOR DISTRIBUTION(4) (AS OF DECEMBER 31, 2005)
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Consumer Discretionary      (11%)
Consumer Staples            (10%)
Energy                       (9%)
Financial Services          (21%)
Health Care                 (14%)
Industrials                 (11%)
Information Technology      (15%)
Materials                    (3%)
Telecommunications Services  (3%)
Utilities                    (3%)

TEN LARGEST HOLDINGS(4,5) (AS OF DECEMBER 31, 2005)
--------------------------------------------------------------------------------
   U.S. Treasury Bond, 6.13%, 11/15/2027                                  5.22%
--------------------------------------------------------------------------------
   U.S. Treasury Bond, 6.25%, 5/15/2030                                   4.36%
--------------------------------------------------------------------------------
   U.S. Treasury Bond, 5.38%, 2/15/2031                                   3.90%
--------------------------------------------------------------------------------
   U.S. Treasury Bond, 6.00%, 2/15/2026                                   3.19%
--------------------------------------------------------------------------------
   U.S. Treasury Bond, 6.88%, 8/15/2025                                   2.80%
--------------------------------------------------------------------------------
   U.S. Treasury Bond, 6.13%, 8/15/2029                                   2.68%
--------------------------------------------------------------------------------
   U.S. Treasury Bond, 6.50%, 11/15/2026                                  2.64%
--------------------------------------------------------------------------------
   U.S. Treasury Bond, 5.50%, 8/15/2028                                   2.60%
--------------------------------------------------------------------------------
   U.S. Treasury Bond, 5.25%, 2/15/2029                                   2.45%
--------------------------------------------------------------------------------
   U.S. Treasury Bond, 6.63%, 2/15/2027                                   2.36%

   GROWTH OF $10,000 INVESTMENT(6)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                                         LEHMAN BROTHERS 20+
               WELLS FARGO ADVANTAGE      YEAR U.S TREASURY
               ASSEST ALLOCATION FUND           INDEX            S & P 500 INDEX
12/31/1995              10000                   10,000               10,000
 1/31/1996              10186                    9,988               10,340
 2/29/1996              10106                    9,458               10,436
 3/31/1996              10165                    9,254               10,536
 4/30/1996              10147                    9,090               10,691
 5/31/1996              10237                    9,042               10,966
 6/30/1996              10376                    9,243               11,008
 7/31/1996              10140                    9,243               10,521
 8/31/1996              10121                    9,111               10,743
 9/30/1996              10509                    9,377               11,347
10/31/1996              10877                    9,769               11,660
11/30/1996              11438                   10,118               12,540
12/31/1996              11146                    9,854               12,292
 1/31/1997              11360                    9,766               13,060
 2/28/1997              11390                    9,768               13,162
 3/31/1997              10984                    9,499               12,623
 4/30/1997              11428                    9,741               13,375
 5/31/1997              11814                    9,853               14,188
 6/30/1997              12131                   10,060               14,824
 7/31/1997              12962                   10,705               16,002
 8/31/1997              12431                   10,374               15,106
 9/30/1997              12900                   10,682               15,932
10/31/1997              12920                   11,075               15,400
11/30/1997              13214                   11,248               16,113
12/31/1997              13473                   11,448               16,390
 1/31/1998              13675                   11,688               16,571
 2/28/1998              14282                   11,595               17,765
 3/31/1998              14796                   11,618               18,675
 4/30/1998              14921                   11,657               18,866
 5/31/1998              14841                   11,904               18,541
 6/30/1998              15394                   12,217               19,294
 7/31/1998              15245                   12,148               19,089
 8/31/1998              13792                   12,741               16,331
 9/30/1998              14566                   13,211               17,378
10/31/1998              15406                   12,986               18,790
11/30/1998              16153                   13,106               19,929
12/31/1998              16876                   13,076               21,077
 1/31/1999              17453                   13,200               21,958
 2/28/1999              16826                   12,494               21,275
 3/31/1999              17305                   12,439               22,126
 4/30/1999              17796                   12,450               22,983
 5/31/1999              17419                   12,252               22,440
 6/30/1999              17905                   12,102               23,686
 7/31/1999              17513                   12,033               22,946
 8/31/1999              17424                   11,976               22,833
 9/30/1999              17172                   12,063               22,207
10/31/1999              17783                   12,064               23,612
11/30/1999              17935                   11,972               24,092
12/31/1999              18450                   11,761               25,511
 1/31/2000              18066                   11,965               24,230
 2/29/2000              18194                   12,390               23,772
 3/31/2000              19505                   12,854               26,097
 4/30/2000              19080                   12,726               25,312
 5/31/2000              18759                   12,662               24,793
 6/30/2000              19194                   12,937               25,405
 7/31/2000              19117                   13,193               25,009
 8/31/2000              20005                   13,515               26,562
 9/30/2000              19222                   13,284               25,159
10/31/2000              19276                   13,506               25,054
11/30/2000              18457                   13,964               23,079
12/31/2000              18638                   14,290               23,192
 1/31/2001              19110                   14,289               24,016
 2/28/2001              17856                   14,540               21,828
 3/31/2001              16989                   14,424               20,446
 4/30/2001              17802                   13,971               22,033
 5/31/2001              17924                   13,995               22,181
 6/30/2001              17668                   14,139               21,642
 7/31/2001              17749                   14,698               21,429
 8/31/2001              17130                   15,050               20,090
 9/30/2001              16277                   15,085               18,469
10/31/2001              16768                   15,983               18,822
11/30/2001              17344                   15,135               20,265
12/31/2001              17341                   14,809               20,444
 1/31/2002              17215                   15,016               20,145
 2/28/2002              17018                   15,181               19,756
 3/31/2002              17232                   14,480               20,499
 4/30/2002              16779                   15,073               19,257
 5/31/2002              16708                   15,075               19,116
 6/30/2002              16143                   15,342               17,755
 7/31/2002              15310                   15,828               16,372
 8/31/2002              15482                   16,654               16,478
 9/30/2002              14169                   17,392               14,689
10/31/2002              15108                   16,743               15,980
11/30/2002              15830                   16,608               16,920
12/31/2002              15113                   17,327               15,927
 1/31/2003              14779                   17,273               15,511
 2/28/2003              14620                   17,819               15,278
 3/31/2003              14712                   17,521               15,425
 4/30/2003              15733                   17,746               16,696
 5/31/2003              16520                   18,883               17,574
 6/30/2003              16639                   18,496               17,799
 7/31/2003              16595                   16,591               18,112
 8/31/2003              16902                   16,953               18,465
 9/30/2003              16861                   17,883               18,270
10/31/2003              17551                   17,331               19,302
11/30/2003              17683                   17,431               19,472
12/31/2003              18452                   17,639               20,492
 1/31/2004              18777                   17,993               20,869
 2/29/2004              19028                   18,384               21,159
 3/31/2004              18822                   18,665               20,840
 4/30/2004              18378                   17,498               20,513
 5/31/2004              18555                   17,427               20,794
 6/30/2004              18872                   17,596               21,197
 7/31/2004              18380                   17,918               20,496
 8/31/2004              18534                   18,659               20,578
 9/30/2004              18708                   18,862               20,801
10/31/2004              18987                   19,182               21,118
11/30/2004              19558                   18,706               21,973
12/31/2004              20176                   19,222               22,720
 1/31/2005              19896                   19,899               22,166
 2/28/2005              20192                   19,636               22,631
 3/31/2005              19868                   19,502               22,231
 4/30/2005              19664                   20,265               21,808
 5/31/2005              20274                   20,885               22,502
 6/30/2005              20362                   21,309               22,533
 7/31/2005              20891                   20,670               23,371
 8/31/2005              20827                   21,362               23,159
 9/30/2005              20804                   20,598               23,346
10/31/2005              20417                   20,148               22,956
11/30/2005              21078                   20,288               23,824
12/31/2005              21183                   20,872               23,834

--------------------------------------------------------------------------------

(1) The Fund's Advisor has committed through April 30, 2006, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund.Actual reductions of operating expenses can increase total return to shareholders.Without these reductions,the Fund's return would have been lower.

      Performance for the Fund prior to September 20,1999 reflects performance of the Life and Annuity Trust Asset Allocation Fund,its predecessor fund.\

(2) The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index with each stock's weight in the Index proportionate to its market value.You cannot invest directly in an Index.

(3) The Lehman Brothers 20+ Year U.S.Treasury Index is an unmanaged index composed of securities in the U.S.Treasury Index with maturities of 20 years or greater.You cannot invest directly in an Index.

(4) Sector distribution, portfolio holdings and fund characteristics are subject to change. Cash and cash equivalents are not reflected in the calculations of sector distribution,portfolio holdings and fund characteristics.

(5) The ten largest holdings are calculated based on the market value of the securities divided by total market value of the portfolio of the Fund.

(6) The chart compares the performance of the WELLS FARGO ADVANTAGE ASSET ALLOCATION FUND for the most recent ten years of the Fund with the S&P 500 Index and the Lehman Brothers 20+ Year U.S.Treasury Index.The chart assumes a hypothetical $10,000 investment and reflects all operating expenses of the Fund.

WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS                PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE C&B LARGE CAP VALUE FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE C&B LARGE CAP VALUE FUND (the Fund) seeks maximum long-term total return, consistent with minimizing risk to principal.

ADVISOR                                  SUBADVISOR
   Wells Fargo Funds Management, LLC        Cooke & Bieler, L.P.

FUND MANAGERS                            INCEPTION DATE
   Kermick S. Eck, CFA                      05/01/1998
   Michael M. Meyer, CFA
   James R. Norris
   Edward W. O'Connor, CFA
   R. James O'Neil, CFA
   Mehul Trivedi, CFA

HOW DID THE FUND PERFORM OVER THE 12-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund returned 3.11%(1) for the 12-month period ended December 31, 2005, underperforming its broad-based benchmark, the S&P 500 Index(2), which returned 4.91%, and underperforming the Russell 1000(R) Value Index(3), which returned 7.05%, during the same period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE BY CALLING 866-765-0778.

      PERFORMANCE FIGURES OF THE FUND DO NOT REFLECT FEES CHARGED PURSUANT TO THE TERMS OF VARIABLE LIFE INSURANCE POLICIES AND VARIABLE ANNUITY CONTRACTS. IF THEY DID, RETURNS WOULD BE LOWER.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      The Fund's disappointing returns in 2005 relative to its benchmarks (especially the Russell 1000(R) Value Index which has substantial exposure to energy and utilities stocks) was attributable to its underweighted position in energy and utilities and to its investment in companies (primarily industrial manufacturing and retailing) that were negatively impacted by rising energy costs. After back-to-back years of significant gains from the energy and utilities sectors in an otherwise largely uneventful environment, we believe that their recent returns are not sustainable when viewed in the context of longer-term fundamental prospects. Consequently, we currently see very limited opportunities in energy and utilities from a bottom-up, long-term perspective, and we believe that the Fund will benefit, going forward, from its lack of significant exposure to these groups, even if energy prices permanently remain at their currently high prices.

      The other notable, though less material, factors in the Fund's underperformance in 2005 was the impact of stock selection due to the weak relative performance of high-quality stocks, a staple in the Fund. Although some stocks underperformed, including Vodafone, Comcast, and Gannett, there were no major fundamental setbacks in the Fund, and numerous holdings posted strong double-digit returns, including HCA, Wendy's, and Principal Financial Group.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      New additions to the portfolio during the year included Applied Materials, Avon Products, Boston Scientific, Carnival Corp., Fed Ex, Flextronics International, and Tyco. To make room for these holdings, several others were eliminated including Kohl's, Wendy's, Parametric Technology and Principal Financial Group, which reached our cash flow driven price targets, and Snap-On, which was sold due to our concerns regarding the company's ability to generate long-term results consistent with the Fund's investment style, resulting in a higher portfolio turnover rate for this year than in prior periods.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      While inflation remains generally moderate and we continue to characterize the underlying economic environment as favorable for investing in equities, however, the outlook for 2006 is not without its challenges. The recently inverted yield curve has historically been a leading indicator of economic weakness while the housing market, which has been a very important growth engine in the recent past, appears to be slowing. High energy prices could also further impact consumer and industrial demand. In addition, the federal government continues to spend more money than it receives while the U.S. economy remains dependent upon foreign capital to finance its trade deficit. On the valuation side of the equation, there appears to be certain pockets of excess, and the broad equity market seems to be acting reasonably given the underlying economic environment and current interest rate levels.

      We continue to remain committed to our "high-quality, low-risk" investment approach and we believe that we hold solid businesses with competitive advantages, good cash flow characteristics, and conservative balance sheets. Short-term disappointments are inevitable, given our willingness to be different from the holdings in our benchmark. We are hopeful that adherence to our investment process may reward the Fund over the long run.

      STOCK FUNDS SHOULD ONLY BE CONSIDERED FOR LONG-TERM GOALS AS VALUES FLUCTUATE IN RESPONSE TO THE ACTIVITIES OF INDIVIDUAL COMPANIES AND GENERAL MARKET AND ECONOMIC CONDITIONS. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS are available for purchase through certain variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies.The participating insurance companies and their separate accounts are the shareholders or investors in the Fund and the separate accounts of the participating insurance companies place orders to purchase and redeem shares of the Fund based on,among other things,the amount of premium payments to be invested and the amount of surrender and transfer requests to be affected that day.

      PLEASE REFER TO THE PROSPECTUS PROVIDED BY YOUR PARTICIPATING INSURANCE COMPANY FOR DETAILED INFORMATION DESCRIBING THE SEPARATE ACCOUNTS INCLUDING INFORMATION REGARDING SURRENDER CHARGES,MORTALITY AND EXPENSE RISK FEES AND OTHER CHARGES THAT MAY BE ASSESSED BY THE PARTICIPATING INSURANCE COMPANIES.

      The views expressed are as of December 31, 2005, and are those of the Fund's managers. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security,market sector or the markets generally,or the WELLS FARGO ADVANTAGE C&B LARGE CAP VALUE FUND.

PERFORMANCE HIGHLIGHTS                WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN(1) (%) (AS OF DECEMBER 31, 2005)
--------------------------------------------------------------------------------

                                                                                 6-Month*  1-Year  5-Year  Life of Fund
-----------------------------------------------------------------------------------------------------------------------
   WELLS FARGO ADVANTAGE C&B LARGE CAP VALUE FUND (Incept. Date 05/01/1998)        1.82     3.11    0.46       0.21
-----------------------------------------------------------------------------------------------------------------------
   Benchmarks
-----------------------------------------------------------------------------------------------------------------------
   S&P 500 Index(2)                                                                5.76     4.91    0.54       3.09
-----------------------------------------------------------------------------------------------------------------------
   Russell 1000(R) Value Index(3)                                                  5.20     7.05    5.28       5.69
-----------------------------------------------------------------------------------------------------------------------

*     RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

   FUND CHARACTERISTICS(4) (AS OF DECEMBER 31, 2005)
-----------------------------------------------------------------------------
   Beta**                                                                1.10
-----------------------------------------------------------------------------
   Price to Earnings Ratio (trailing 12 months)                         16.20
-----------------------------------------------------------------------------
   Price to Book Ratio                                                   3.82
-----------------------------------------------------------------------------
   Median Market Cap ($B)                                            $  22.91
-----------------------------------------------------------------------------
   Portfolio Turnover(6)                                                 106%
-----------------------------------------------------------------------------
   Net Asset Value (NAV)                                             $   9.34
-----------------------------------------------------------------------------

** A MEASURE OF THE FUND'S SENSITIVITY TO MARKET MOVEMENTS. THE BENCHMARK BETA IS 1.00 BY DEFINITION.

SECTOR DISTRIBUTION(4) (AS OF DECEMBER 31, 2005)
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Consumer Discretionary      (20%)
Consumer Staples            ( 9%)
Energy                       (5%)
Financial                   (22%)
Health Care                 (11%)
Industrials                 (21%)
Information Technology       (7%)
Materials                    (2%)
Telecommunications Services  (3%)

TEN LARGEST EQUITY HOLDINGS(4,5) (AS OF DECEMBER 31, 2005)
--------------------------------------------------------------------------------
   Bank Of America Corporation                                            3.72%
--------------------------------------------------------------------------------
   McDonald's Corporation                                                 3.20%
--------------------------------------------------------------------------------
   Vodafone Group plc ADR                                                 3.07%
--------------------------------------------------------------------------------
   American Express Company                                               3.00%
--------------------------------------------------------------------------------
   Molex Incorporated                                                     2.88%
--------------------------------------------------------------------------------
   Dover Corporation                                                      2.88%
--------------------------------------------------------------------------------
   Exxon Mobil Corporation                                                2.84%
--------------------------------------------------------------------------------
   Manpower Incorporated                                                  2.81%
--------------------------------------------------------------------------------
   Omnicom Group Incorporated                                             2.81%
--------------------------------------------------------------------------------
   State Street Corporation                                               2.76%

GROWTH OF $10,000 INVESTMENT(6)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

               WELLS FARGO ADVANTAGE        RUSSELL 1000(R)
             C&B LARGE CAP VALUE FUND        VALUE INDEX          S&P 500 INDEX
  5/1/1998              10000                   10,000               10,000
 5/31/1998               9680                    9,852                9,828
 6/30/1998               9739                    9,978               10,227
 7/31/1998               9268                    9,801               10,119
 8/31/1998               8156                    8,343                8,656
 9/30/1998               8626                    8,822                9,211
10/31/1998               9199                    9,506                9,960
11/30/1998               9460                    9,949               10,564
12/31/1998               9624                   10,288               11,172
 1/31/1999               9403                   10,370               11,639
 2/28/1999               9161                   10,224               11,277
 3/31/1999               9380                   10,436               11,728
 4/30/1999              10188                   11,410               12,182
 5/31/1999              10087                   11,285               11,895
 6/30/1999              10399                   11,612               12,555
 7/31/1999              10024                   11,272               12,163
 8/31/1999               9477                   10,854               12,103
 9/30/1999               8981                   10,475               11,771
10/31/1999               9285                   11,078               12,516
11/30/1999               9255                   10,992               12,770
12/31/1999               9386                   11,044               13,522
 1/31/2000               9142                   10,684               12,844
 2/29/2000               8715                    9,891               12,601
 3/31/2000               9498                   11,097               13,833
 4/30/2000               9284                   10,968               13,417
 5/31/2000               9416                   11,084               13,142
 6/30/2000               9157                   10,577               13,466
 7/31/2000               9311                   10,709               13,256
 8/31/2000               9974                   11,305               14,080
 9/30/2000               9813                   11,409               13,336
10/31/2000              10048                   11,689               13,280
11/30/2000               9527                   11,256               12,234
12/31/2000               9929                   11,820               12,294
 1/31/2001              10103                   11,865               12,730
 2/28/2001               9806                   11,535               11,570
 3/31/2001               9420                   11,128               10,838
 4/30/2001               9953                   11,673               11,679
 5/31/2001              10107                   11,935               11,757
 6/30/2001               9824                   11,671               11,471
 7/31/2001               9783                   11,646               11,359
 8/31/2001               9249                   11,179               10,649
 9/30/2001               8553                   10,392                9,790
10/31/2001               8738                   10,303                9,977
11/30/2001               9222                   10,901               10,742
12/31/2001               9295                   11,158               10,836
 1/31/2002               8821                   11,073               10,678
 2/28/2002               8769                   11,090               10,472
 3/31/2002               9341                   11,615               10,866
 4/30/2002               8794                   11,216               10,207
 5/31/2002               8711                   11,273               10,133
 6/30/2002               8157                   10,625                9,411
 7/31/2002               7392                    9,637                8,678
 8/31/2002               7423                    9,711                8,735
 9/30/2002               6436                    8,631                7,786
10/31/2002               6977                    9,270                8,471
11/30/2002               7424                    9,854                8,969
12/31/2002               7056                    9,427                8,442
 1/31/2003               6857                    9,199                8,222
 2/28/2003               6658                    8,953                8,098
 3/31/2003               6673                    8,968                8,176
 4/30/2003               7197                    9,757                8,850
 5/31/2003               7606                   10,388                9,315
 6/30/2003               7745                   10,517                9,435
 7/31/2003               7872                   10,674                9,601
 8/31/2003               7903                   10,841                9,788
 9/30/2003               7858                   10,734                9,684
10/31/2003               8292                   11,391               10,231
11/30/2003               8376                   11,546               10,321
12/31/2003               8859                   12,258               10,862
 1/31/2004               9008                   12,473               11,062
 2/29/2004               9253                   12,740               11,216
 3/31/2004               9147                   12,629               11,046
 4/30/2004               8998                   12,321               10,873
 5/31/2004               9009                   12,446               11,022
 6/30/2004               9151                   12,740               11,236
 7/31/2004               8969                   12,561               10,864
 8/31/2004               9044                   12,739               10,908
 9/30/2004               9111                   12,937               11,026
10/31/2004               9176                   13,152               11,194
11/30/2004               9562                   13,817               11,647
12/31/2004               9854                   14,280               12,043
 1/31/2005               9789                   14,025               11,749
 2/28/2005              10016                   14,490               11,996
 3/31/2005               9904                   14,291               11,784
 4/30/2005               9720                   14,035               11,560
 5/31/2005               9958                   14,374               11,927
 6/30/2005               9978                   14,530               11,944
 7/31/2005              10270                   14,950               12,388
 8/31/2005              10075                   14,886               12,276
 9/30/2005               9978                   15,094               12,375
10/31/2005               9805                   14,711               12,168
11/30/2005              10185                   15,192               12,628
12/31/2005              10160                   15,285               12,633

--------------------------------------------------------------------------------

(1) The Fund's Advisor has committed through April 30, 2006 to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund.Actual reductions of operating expenses can increase total return to shareholders.Without these reductions,the Fund's returns would have been lower.

      Prior to April 11,2005,the WELLS FARGO ADVANTAGE C&B LARGE CAP VALUE FUND was named the Wells Fargo Equity Value Fund.Performance shown for the Fund for periods prior to September 20,1999 reflects performance of the Life and Annuity Trust Equity Value Fund,its predecessor fund.

(2) The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index with each stock's weight in the Index proportionate to its market value.You cannot invest directly in an Index.

(3) The Russell 1000(R) Value Index measures performance of those Russell 1000(R) companies with lower price-to-book ratios and lower forecasted growth values.You cannot invest directly in an Index.

(4) Sector distribution, portfolio holdings and fund characteristics are subject to change. Cash and cash equivalents are not reflected in the calculations of sector distribution,portfolio holdings and fund characteristics.

(5) The ten largest equity holdings are calculated based on the market value of the securities divided by total market value of the portfolio of the Fund.

(6) The chart compares the performance of the WELLS FARGO ADVANTAGE C&B LARGE CAP VALUE FUND for the life of the Fund with the S&P 500 Index and the Russell 1000(R) Value Index.The chart assumes a hypothetical $10,000 investment and reflects all operating expenses of the Fund.

WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS                PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE DISCOVERY FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE DISCOVERY FUND(SM) (the Fund) seeks long-term capital appreciation.

ADVISOR                                SUBADVISOR
   Wells Fargo Funds Management, LLC      Wells Capital Management Incorporated

FUND MANAGERS                          INCEPTION DATE
   Thomas J. Pence, CFA                   05/08/1992
   James M. Leach, CFA

HOW DID THE FUND PERFORM OVER THE 12-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund returned 8.27%(1) for the 12-month period ended December 31, 2005, underperforming its benchmark, the Russell Midcap(R) Growth Index(2), which returned 12.65% during the same period. The Fund however, outperformed its other benchmark, the Russell 2000(R) Index(3), which returned 4.55% during the same period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE BY CALLING 866-765-0778.

      PERFORMANCE FIGURES OF THE FUND DO NOT REFLECT FEES CHARGED PURSUANT TO THE TERMS OF VARIABLE LIFE INSURANCE POLICIES AND VARIABLE ANNUITY CONTRACTS. IF THEY DID RETURNS WOULD BE LOWER.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      Information technology holdings detracted from performance during the period. Our strategy in technology was to focus on companies with products that were a high priority among technology purchasers. This strategy led us to holdings in software, communications equipment and semiconductors. For example, Cogent Inc., a core growth holding, produced volatile returns. Nevertheless, this biometric company that provides automated fingerprint identification systems to governments, may see new contract wins due to its strong competitive position. Conversely, the Fund's performance significantly benefited from large positions in Marvell Technology Group Ltd. Marvell is a semiconductor firm with increasing sales; it continues to penetrate multiple consumer products, including wireless LAN and optical storage.

      The Fund experienced strong returns from its holdings in the telecommunication and energy sectors. In telecommunication, our long-term holding in NII Holdings positively impacted returns during the period. The U.S.-based wireless firm continued to see strong subscriber growth in Latin America, specifically Mexico, Brazil, Argentina and Peru. In addition, we continue to believe there is a balance in supply and demand for the energy market, which is positive for both service companies and E&P (Exploration and Production) companies. A specific stock holding during the period that experienced strong returns was Chesapeake Energy Corp., an independent producer of natural gas in the United States. The firm entered into an agreement to acquire a private company, CNR, that will expand its geographic footprint.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      Throughout the reporting period, we continued to utilize our bottom-up research process seeking to identify unique growth opportunities in different sectors. For example, we increased our exposure in the industrial sector by initiating positions in BE Aerospace and Foster Wheeler Ltd. BE Aerospace is a leading manufacturer of cabin interior products and distributor of fasteners for the commercial aerospace markets. The firm benefited from strong international demand for cabin interior products because airlines were undertaking major premium-class upgrades to accommodate and attract travelers flying on profitable long-haul flights. Foster Wheeler Ltd., offers a range of design, engineering, construction, manufacturing, project development and management, research, and plant operation services.

      Our energy weighting was increased early in the period based on our solid conviction that demand would exceed supply. We also increased our weightings in the telecommunications and materials sectors.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      We expect 2006 to be more challenging than 2005. With little expectation that valuations will rise meaningfully, we believe earnings growth will be the driver of market returns. Currently, market participants appear to be discounting long-term earnings growth by 5%. These muted investor expectations may provide potential for some upside surprises in 2006. We will continue to focus on our investment process of identifying long-term growth opportunities in both core growth as well as developing growth companies.

      STOCK FUNDS SHOULD ONLY BE CONSIDERED FOR LONG-TERM GOALS AS VALUES FLUCTUATE IN RESPONSE TO THE ACTIVITIES OF INDIVIDUAL COMPANIES AND GENERAL MARKET AND ECONOMIC CONDITIONS. FUNDS THAT INVEST IN SMALLER COMPANIES INVOLVE ADDITIONAL RISKS BECAUSE THESE COMPANIES OFTEN HAVE LIMITED FINANCIAL RESOURCES, AND THEIR STOCKS TEND TO BE MORE VOLATILE AND LESS LIQUID THAN THOSE OF LARGER COMPANIES. THE FUND'S INVESTMENT PROCESS MAY, AT TIMES, RESULT IN HIGHER THAN AVERAGE PORTFOLIO TURNOVER AND INCREASED TRADING EXPENSES, AND MAY GENERATE HIGHER SHORT-TERM CAPITAL GAINS. INVESTMENT STRATEGIES THAT EMPHASIZE PARTICULAR MARKET SEGMENTS OR FEWER SECURITIES TEND TO INCREASE THE TOTAL RISK OF AN INVESTMENT (RELATIVE TO THE BROADER MARKET). THIS FUND IS EXPOSED TO FOREIGN INVESTMENT RISK. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.
--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS are available for purchase through certain variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies.The participating insurance companies and their separate accounts are the shareholders or investors in the Fund and the separate accounts of the participating insurance companies place orders to purchase and redeem shares of the Fund based on,among other things,the amount of premium payments to be invested and the amount of surrender and transfer requests to be affected that day.

      PLEASE REFER TO THE PROSPECTUS PROVIDED BY YOUR PARTICIPATING INSURANCE COMPANY FOR DETAILED INFORMATION DESCRIBING THE SEPARATE ACCOUNTS FOR INFORMATION REGARDING SURRENDER CHARGES,MORTALITY AND EXPENSE RISK FEES AND OTHER CHARGES THAT MAY BE ASSESSED BY THE PARTICIPATING INSURANCE COMPANIES.

      The views expressed are as of December 31, 2005, and are those of the Fund's managers. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security,market sector or the markets generally,or the WELLS FARGO ADVANTAGE DISCOVERY FUND.

PERFORMANCE HIGHLIGHTS                WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN(1) (%) (AS OF DECEMBER 31, 2005)
--------------------------------------------------------------------------------

                                                                        6-Month*  1-Year  5-Year  10-Year
---------------------------------------------------------------------------------------------------------
   WELLS FARGO ADVANTAGE DISCOVERY FUND(SM) (Incept. Date 05/08/1992)     9.13     8.27    9.85     7.77
---------------------------------------------------------------------------------------------------------
   Benchmarks
---------------------------------------------------------------------------------------------------------
      Russell Midcap(R) Growth Index(2)                                   8.41    12.65    8.45    12.49
---------------------------------------------------------------------------------------------------------
      Russell 2000(R) Index(3)                                            5.88     4.55    8.22     9.26

*     RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

FUND CHARACTERISTICS(4) (AS OF DECEMBER 31, 2005)
--------------------------------------------------------------------------------
   Beta**                                                                  0.99
--------------------------------------------------------------------------------
   Price to Earnings Ratio (trailing 12 months)                           33.25
--------------------------------------------------------------------------------
   Price to Book Ratio                                                     4.35
--------------------------------------------------------------------------------
   Median Market Cap ($B)                                              $   2.24
--------------------------------------------------------------------------------
   Portfolio Turnover                                                       144%
--------------------------------------------------------------------------------
   Net Asset Value (NAV)                                               $  14.34

** A MEASURE OF THE FUND'S SENSITIVITY TO MARKET MOVEMENTS. THE BENCHMARK BETA IS 1.00 BY DEFINITION.

SECTOR DISTRIBUTION(4) (AS OF DECEMBER 31, 2005)
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Consumer Discretionary      (22%)
Consumer Staples            ( 2%)
Energy                      (12%)
Financial                    (2%)
Health Care                 (19%)
Industrials                 (10%)
Information Technology      (23%)
Materials                    (4%)
Telecommunications Services  (6%)

TEN LARGEST EQUITY HOLDINGS(4,5) (AS OF DECEMBER 31, 2005)
--------------------------------------------------------------------------------
   NII Holdings Incorporated                                              3.26%
--------------------------------------------------------------------------------
   Chesapeake Energy Corporation                                          2.90%
--------------------------------------------------------------------------------
   Hilton Hotels Corporation                                              2.51%
--------------------------------------------------------------------------------
   Regal Entertainment Group                                              2.49%
--------------------------------------------------------------------------------
   BE Aerospace Incorporated                                              2.42%
--------------------------------------------------------------------------------
   Digene Corporation                                                     2.21%
--------------------------------------------------------------------------------
   Foster Wheeler Limited                                                 2.20%
--------------------------------------------------------------------------------
   Cogent Incorporated                                                    2.19%
--------------------------------------------------------------------------------
   Grant Prideco Incorporated                                             2.12%
--------------------------------------------------------------------------------
   Cognizant Technology Soultions Corporation                             1.93%

GROWTH OF $10,000 INVESTMENT(6)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

               WELLS FARGO ADVANTAGE      RUSSELL MIDCAP(R)      RUSSELL 2000(R)
                  DISCOVERY FUND            GROWTH INDEX              INDEX
12/31/1995            10000                    10,000                10,000
 1/31/1996            10007                    10,211                 9,989
 2/29/1996             9635                    10,451                10,301
 3/31/1996             9696                    10,602                10,511
 4/30/1996            10154                    10,902                11,073
 5/31/1996            10437                    11,067                11,509
 6/30/1996             9769                    10,901                11,036
 7/31/1996             8914                    10,226                10,073
 8/31/1996             9199                    10,713                10,658
 9/30/1996             9679                    11,242                11,075
10/31/1996             9642                    11,332                10,904
11/30/1996            10118                    12,022                11,354
12/31/1996            10081                    11,900                11,651
 1/31/1997            10324                    12,345                11,884
 2/28/1997             9745                    12,326                11,596
 3/31/1997             9073                    11,802                11,049
 4/30/1997             9175                    12,096                11,080
 5/31/1997            10174                    12,979                12,313
 6/30/1997            10510                    13,403                12,841
 7/31/1997            11369                    14,521                13,439
 8/31/1997            11481                    14,364                13,746
 9/30/1997            12237                    15,183                14,753
10/31/1997            11640                    14,593                14,105
11/30/1997            11612                    14,940                14,013
12/31/1997            11229                    15,352                14,258
 1/31/1998            11117                    15,063                14,033
 2/28/1998            11948                    16,240                15,070
 3/31/1998            12489                    17,010                15,691
 4/30/1998            12394                    17,053                15,777
 5/31/1998            11836                    16,525                14,927
 6/30/1998            12091                    16,754                14,958
 7/31/1998            11523                    15,955                13,747
 8/31/1998             9658                    13,403                11,077
 9/30/1998             9999                    14,270                11,944
10/31/1998            10567                    15,243                12,432
11/30/1998            11107                    15,965                13,083
12/31/1998            12044                    16,901                13,893
 1/31/1999            12129                    16,872                14,078
 2/28/1999            11003                    16,311                12,938
 3/31/1999            10822                    16,822                13,139
 4/30/1999            11200                    18,065                14,317
 5/31/1999            11233                    18,013                14,526
 6/30/1999            11389                    18,648                15,182
 7/31/1999            10833                    18,136                14,766
 8/31/1999            10166                    17,667                14,220
 9/30/1999            10043                    17,046                14,223
10/31/1999            10032                    17,853                14,281
11/30/1999            10900                    18,367                15,134
12/31/1999            12657                    19,983                16,847
 1/31/2000            12157                    19,322                16,576
 2/29/2000            14025                    20,807                19,312
 3/31/2000            14136                    21,998                18,040
 4/30/2000            13469                    20,957                16,954
 5/31/2000            13636                    20,402                15,965
 6/30/2000            14147                    21,005                17,357
 7/31/2000            14448                    20,770                16,798
 8/31/2000            14837                    22,760                18,080
 9/30/2000            14081                    22,436                17,549
10/31/2000            13402                    22,090                16,766
11/30/2000            12301                    20,102                15,044
12/31/2000            13213                    21,631                16,336
 1/31/2001            14103                    21,980                17,187
 2/28/2001            13169                    20,642                16,060
 3/31/2001            12824                    19,361                15,275
 4/30/2001            14114                    21,017                16,469
 5/31/2001            14046                    21,408                16,874
 6/30/2001            14499                    21,207                17,456
 7/31/2001            13700                    20,600                16,512
 8/31/2001            13047                    19,808                15,979
 9/30/2001            11714                    17,419                13,828
10/31/2001            12500                    18,109                14,637
11/30/2001            13180                    19,627                15,770
12/31/2001            13753                    20,415                16,743
 1/31/2002            13713                    20,293                16,569
 2/28/2002            13473                    20,078                16,115
 3/31/2002            14366                    21,282                17,410
 4/30/2002            13953                    20,869                17,569
 5/31/2002            13886                    20,633                16,789
 6/30/2002            13127                    19,250                15,956
 7/31/2002            12180                    17,371                13,547
 8/31/2002            12180                    17,466                13,513
 9/30/2002            11487                    15,855                12,543
10/31/2002            12140                    16,656                12,945
11/30/2002            12767                    17,812                14,100
12/31/2002            12100                    17,111                13,314
 1/31/2003            11754                    16,765                12,946
 2/28/2003            11741                    16,543                12,555
 3/31/2003            11887                    16,706                12,717
 4/30/2003            12713                    17,919                13,922
 5/31/2003            13633                    19,559                15,416
 6/30/2003            13686                    19,757                15,695
 7/31/2003            14672                    20,408                16,678
 8/31/2003            15645                    21,294                17,441
 9/30/2003            15126                    21,028                17,119
10/31/2003            16458                    22,633                18,557
11/30/2003            16698                    23,268                19,216
12/31/2003            16871                    23,965                19,606
 1/31/2004            17484                    24,661                20,456
 2/29/2004            17871                    25,192                20,641
 3/31/2004            17671                    25,198                20,833
 4/30/2004            16951                    24,272                19,770
 5/31/2004            17311                    24,875                20,084
 6/30/2004            17804                    25,563                20,930
 7/31/2004            16392                    24,445                19,521
 8/31/2004            15792                    24,551                19,420
 9/30/2004            16978                    25,348                20,332
10/31/2004            17618                    26,047                20,732
11/30/2004            18964                    27,634                22,531
12/31/2004            19523                    28,810                23,197
 1/31/2005            18710                    28,097                22,230
 2/28/2005            18750                    28,965                22,606
 3/31/2005            18302                    28,737                21,959
 4/30/2005            17099                    27,821                20,701
 5/31/2005            18632                    29,153                22,057
 6/30/2005            19369                    29,937                22,908
 7/31/2005            20578                    31,515                24,361
 8/31/2005            20519                    31,294                23,910
 9/30/2005            21079                    31,711                23,984
10/31/2005            20018                    30,759                23,238
11/30/2005            20814                    32,125                24,365
12/31/2005            21138                    32,456                24,253

--------------------------------------------------------------------------------

(1) The Fund's Advisor has committed through April 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund.Actual reductions of operating expenses can increase total return to shareholders.Without these reductions,the Fund's return would have been lower.

      Performance shown for the WELLS FARGO ADVANTAGE DISCOVERY FUNDSM for periods prior to April 11, 2005 reflects the performance of the Strong Discovery Fund II, its predecessor fund.

(2) The Russell Midcap(R) Growth Index measures the performance of those Russell Midcap(R) companies with higher price-to-book ratios and higher forecasted growth values.The stocks are also members of the Russell 1000(R) Growth index.You cannot invest directly in an Index.

(3) The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which represents approximately 8% of the total market capitalization of the Russell 3000(R) Index.You cannot invest directly in an Index.

(4) Sector distribution, portfolio holdings and fund characteristics are subject to change. Cash and cash equivalents are not reflected in the calculations of sector distribution,portfolio holdings and fund characteristics.

(5) The ten largest equity holdings are calculated based on the market value of the securities divided by total market value of the portfolio of the Fund.

(6) The chart compares the performance of the WELLS FARGO ADVANTAGE DISCOVERY FUNDSM for the most recent ten years of the Fund with the Russell Midcap(R) Growth Index and the Russell 2000(R) Index.The chart assumes a hypothetical $10,000 investment and reflects all operating expenses of the Fund.

WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS                PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE EQUITY INCOME FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE EQUITY INCOME FUND (the Fund) seeks long-term capital appreciation and above-average dividend income.

ADVISOR                                 SUBADVISOR
   Wells Fargo Funds Management, LLC       Wells Capital Management Incorporated

FUND MANAGERS                           INCEPTION DATE
   Gary J. Dunn, CFA                       05/06/1996
   David L. Roberts, CFA

HOW DID THE FUND PERFORM OVER THE 12-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund returned 5.38%(1) for the 12-month period ended December 31, 2005, outperforming its broad-based benchmark, the S&P 500 Index(2) which returned 4.91%, and underperforming the Russell 1000(R) Value Index(3), which returned 7.05% for the same period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATE QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE BY CALLING 866-765-0778.

      PERFORMANCE FIGURES OF THE FUND DO NOT REFLECT FEES CHARGED PURSUANT TO THE TERMS OF VARIABLE LIFE INSURANCE POLICIES AND VARIABLE ANNUITY CONTRACTS. IF THEY DID, RETURNS WOULD BE LOWER.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      Sectors that helped performance included utilities, energy, information technology and the consumer sectors. Public Service Enterprise Group was one of the Fund's top performers after agreeing to be acquired by Exelon. Utilities, in general, benefited from an industry-wide earnings recovery attributable to an improved pricing structure. Energy companies including ConocoPhillips produced record profits and Hewlett Packard (HP), under new management, was up more than 36% as earnings increased 20% on 8% revenue growth. Cost reductions, improved execution and a higher degree of consistency and credibility were all positives for HP.

      PepsiCo benefited from good earnings increases, as Pepsi Beverages North American and Pepsi International both had better than expected results. Altria was up significantly after reporting good third quarter results and an improving litigation environment. A split-up of the company could occur as early as the first quarter of 2006, potentially enhancing Altria's total company value. Sectors that had a negative impact on performance included telecommunication services, health care, materials, and industrials. The intense competition in the telecommunications sector -- including the competition for local calling customers from cable and Internet companies -- continued to be challenging. Verizon declined as investors struggled with the pending MCI merger, larger-than-expected costs of the fiber build-out, and a no-growth earnings year.

      Abbott Labs declined after disappointing reports on its new heart drug were published, but we believe valuation looks attractive. Dupont declined as speculation regarding issues with the Senate asbestos bill continued to persist, and higher raw materials costs negatively impacted earnings. However, Dupont's fundamentals are solid and improving as pricing power becomes more evident. Industrial giants 3M and General Electric both had negative returns for 2005 despite good earnings growth and double-digit increases in dividends. It is believed that both companies may be expected to grow their earnings at a double-digit level long-term.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      The consumer stocks in the portfolio have performed extremely well over the last several years so we took advantage of this performance to reduce our weightings in both sectors. We sold entire positions of Kimberly Clark and Sara Lee, and added a new position in Colgate. We reduced our overall weight in industrials by trimming all positions and used the proceeds to add to sectors we felt were attractive based on valuation and fundamentals, such as financials.

      In the financial sector, we added new positions in Fifth Third Bancorp and North Fork Bancorp. In the health care sector Quest Diagnostics was added, and in information technology we added to existing positions. The holdings in the energy and telecommunication services sectors were diversified by the additions of Kinder Morgan and Tidewater in energy and Alltel in telecommunications. By making these changes we placed an emphasis on those sectors that we believe present the best opportunities.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      Large-cap stocks have outperformed small and mid-cap stocks since the end of July. High quality, large-cap, dividend-paying stocks have assumed a leadership role since mid-year, though there was somewhat of a reversal in December. Strong fundamentals including very good expected earnings growth, strong historical earnings growth, and attractive valuation still leaves plenty of room for large-cap stocks to move higher. High-quality stocks, which have underperformed low-quality stocks from an annual perspective over the past two years, are attractive on a valuation basis. These factors, along with a higher than average dividend yield and dividend growth rate, may continue to provide a positive catalyst for the Equity Income Fund in 2006.

      STOCK FUNDS SHOULD ONLY BE CONSIDERED FOR LONG-TERM GOALS AS VALUES FLUCTUATE IN RESPONSE TO THE ACTIVITIES OF INDIVIDUAL COMPANIES AND GENERAL MARKET AND ECONOMIC CONDITIONS. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS are available for purchase through certain variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies.The participating insurance companies and their separate accounts are the shareholders or investors in the Fund and the separate accounts of the participating insurance companies place orders to purchase and redeem shares of the Fund based on,among other things,the amount of premium payments to be invested and the amount of surrender and transfer requests to be affected that day.

      PLEASE REFER TO THE PROSPECTUS PROVIDED BY YOUR PARTICIPATING INSURANCE COMPANY FOR DETAILED INFORMATION DESCRIBING THE SEPARATE ACCOUNTS FOR INFORMATION REGARDING SURRENDER CHARGES,MORTALITY AND EXPENSE RISK FEES AND OTHER CHARGES THAT MAY BE ASSESSED BY THE PARTICIPATING INSURANCE COMPANIES.

      The views expressed are as of December 31, 2005 and are those of the Fund's managers. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security,market sector or the markets generally,or the WELLS FARGO ADVANTAGE EQUITY INCOME FUND.

PERFORMANCE HIGHLIGHTS                WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN(1) (%) (AS OF DECEMBER 31, 2005)
--------------------------------------------------------------------------------

                                                                      6-Month*  1-Year  5-Year  Life of Fund
------------------------------------------------------------------------------------------------------------
   WELLS FARGO ADVANTAGE EQUITY INCOME FUND (Incept. Date 05/06/1996)   4.44     5.38    2.44       7.76
------------------------------------------------------------------------------------------------------------
   Benchmarks
------------------------------------------------------------------------------------------------------------
      S&P 500 Index(2)                                                  5.76     4.91    0.54       8.65
------------------------------------------------------------------------------------------------------------
      Russell 1000(R) Value Index(3)                                    5.20     7.05    5.28       10.67

*     RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

FUND CHARACTERISTICS(4) (AS OF DECEMBER 31, 2005)
--------------------------------------------------------------------------------
   Beta**                                                                  0.91
--------------------------------------------------------------------------------
   Price to Earnings Ratio (trailing 12 months)                           15.00
--------------------------------------------------------------------------------
   Price to Book Ratio                                                     2.60
--------------------------------------------------------------------------------
   Median Market Cap ($B)                                              $  60.00
--------------------------------------------------------------------------------
   Portfolio Turnover                                                        23%
--------------------------------------------------------------------------------
   Net Asset Value (NAV)                                               $  16.96

** A MEASURE OF THE FUND'S SENSITIVITY TO MARKET MOVEMENTS. THE BENCHMARK BETA IS 1.00 BY DEFINITION.

SECTOR DISTRIBUTION(4) (AS OF DECEMBER 31, 2005)
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Consumer Discretionary      (10%)
Consumer Staples             (8%)
Energy                      (12%)
Financial Services          (28%)
Health Care                 (10%)
Industrials                 (10%)
Information Technology      (10%)
Materials                    (4%)
Telecommunications Services  (3%)
Utilities                    (5%)

TEN LARGEST EQUITY HOLDINGS(4,5) (AS OF DECEMBER 31, 2005)
--------------------------------------------------------------------------------
   Citigroup Incorporated                                                 4.29%
--------------------------------------------------------------------------------
   Exxon Mobil Corporation                                                3.83%
--------------------------------------------------------------------------------
   General Electric Company                                               3.76%
--------------------------------------------------------------------------------
   St. Paul Travelers Companies Incorporated                              2.91%
--------------------------------------------------------------------------------
   PepsiCo Incorporated                                                   2.81%
--------------------------------------------------------------------------------
   Morgan Stanley                                                         2.71%
--------------------------------------------------------------------------------
   Fortune Brands Incorporated                                            2.71%
--------------------------------------------------------------------------------
   3M Company                                                             2.59%
--------------------------------------------------------------------------------
   E.I. du Pont de Nemours & Company                                      2.53%
--------------------------------------------------------------------------------
   Target Corporation                                                     2.50%

GROWTH OF $10,000 INVESTMENT(6)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

               WELLS FARGO ADVANTAGE                            RUSSELL 1000(R)
                 EQUITY INCOME FUND        S&P 500 INDEX         VALUE INDEX
  5/6/1996             10000                  10,000                 10,000
 5/31/1996             10000                  10,442                 10,338
 6/30/1996             10110                  10,482                 10,346
 7/31/1996              9710                  10,018                  9,955
 8/31/1996              9830                  10,230                 10,240
 9/30/1996             10250                  10,805                 10,646
10/31/1996             10490                  11,103                 11,058
11/30/1996             11170                  11,941                 11,860
12/31/1996             10995                  11,705                 11,708
 1/31/1997             11540                  12,436                 12,276
 2/28/1997             11691                  12,533                 12,457
 3/31/1997             11348                  12,019                 12,008
 4/30/1997             11681                  12,736                 12,513
 5/31/1997             12215                  13,510                 13,212
 6/30/1997             12719                  14,115                 13,779
 7/31/1997             13535                  15,238                 14,816
 8/31/1997             12910                  14,384                 14,289
 9/30/1997             13525                  15,171                 15,152
10/31/1997             13132                  14,664                 14,729
11/30/1997             13716                  15,343                 15,380
12/31/1997             13953                  15,607                 15,829
 1/31/1998             13994                  15,779                 15,606
 2/28/1998             14902                  16,917                 16,656
 3/31/1998             15647                  17,783                 17,676
 4/30/1998             15800                  17,964                 17,794
 5/31/1998             15585                  17,655                 17,531
 6/30/1998             15830                  18,372                 17,755
 7/31/1998             15381                  18,177                 17,441
 8/31/1998             13545                  15,551                 14,846
 9/30/1998             14290                  16,547                 15,698
10/31/1998             15290                  17,893                 16,915
11/30/1998             15993                  18,977                 17,703
12/31/1998             16523                  20,070                 18,306
 1/31/1999             16472                  20,909                 18,453
 2/28/1999             16482                  20,259                 18,193
 3/31/1999             17091                  21,069                 18,569
 4/30/1999             17959                  21,884                 20,304
 5/31/1999             17917                  21,368                 20,080
 6/30/1999             18630                  22,554                 20,663
 7/31/1999             18145                  21,850                 20,057
 8/31/1999             17856                  21,742                 19,313
 9/30/1999             17195                  21,146                 18,639
10/31/1999             17659                  22,484                 19,713
11/30/1999             17814                  22,941                 19,559
12/31/1999             17829                  24,292                 19,653
 1/31/2000             16911                  23,072                 19,012
 2/29/2000             15607                  22,636                 17,600
 3/31/2000             17163                  24,850                 19,747
 4/30/2000             17132                  24,102                 19,518
 5/31/2000             17435                  23,608                 19,723
 6/30/2000             17021                  24,191                 18,821
 7/31/2000             16706                  23,814                 19,057
 8/31/2000             17637                  25,293                 20,116
 9/30/2000             17459                  23,957                 20,301
10/31/2000             17951                  23,856                 20,801
11/30/2000             17341                  21,977                 20,029
12/31/2000             18245                  22,084                 21,032
 1/31/2001             18202                  22,868                 21,112
 2/28/2001             17676                  20,785                 20,525
 3/31/2001             16696                  19,469                 19,801
 4/30/2001             17825                  20,980                 20,771
 5/31/2001             18158                  21,121                 21,238
 6/30/2001             17631                  20,607                 20,767
 7/31/2001             17459                  20,405                 20,723
 8/31/2001             17087                  19,130                 19,892
 9/30/2001             16000                  17,586                 18,492
10/31/2001             16188                  17,922                 18,333
11/30/2001             17065                  19,297                 19,398
12/31/2001             17257                  19,467                 19,856
 1/31/2002             17002                  19,182                 19,703
 2/28/2002             17124                  18,812                 19,734
 3/31/2002             17712                  19,520                 20,668
 4/30/2002             17132                  18,337                 19,959
 5/31/2002             17121                  18,203                 20,059
 6/30/2002             16206                  16,907                 18,907
 7/31/2002             14729                  15,590                 17,149
 8/31/2002             14830                  15,691                 17,279
 9/30/2002             12868                  13,987                 15,358
10/31/2002             13835                  15,216                 16,496
11/30/2002             14702                  16,111                 17,535
12/31/2002             13933                  15,165                 16,774
 1/31/2003             13571                  14,770                 16,368
 2/28/2003             13164                  14,548                 15,931
 3/31/2003             13201                  14,688                 15,958
 4/30/2003             14268                  15,898                 17,362
 5/31/2003             15086                  16,734                 18,484
 6/30/2003             15376                  16,948                 18,715
 7/31/2003             15652                  17,247                 18,994
 8/31/2003             15722                  17,583                 19,290
 9/30/2003             15633                  17,397                 19,101
10/31/2003             16454                  18,380                 20,270
11/30/2003             16630                  18,541                 20,546
12/31/2003             17585                  19,513                 21,812
 1/31/2004             17880                  19,872                 22,195
 2/29/2004             18339                  20,148                 22,671
 3/31/2004             18136                  19,844                 22,472
 4/30/2004             17853                  19,532                 21,924
 5/31/2004             17876                  19,800                 22,148
 6/30/2004             18144                  20,184                 22,670
 7/31/2004             17777                  19,516                 22,351
 8/31/2004             17931                  19,595                 22,669
 9/30/2004             18082                  19,807                 23,020
10/31/2004             18213                  20,109                 23,403
11/30/2004             18974                  20,923                 24,586
12/31/2004             19534                  21,634                 25,409
 1/31/2005             19426                  21,107                 24,957
 2/28/2005             20024                  21,550                 25,783
 3/31/2005             19636                  21,168                 25,430
 4/30/2005             19264                  20,766                 24,975
 5/31/2005             19768                  21,426                 25,577
 6/30/2005             19709                  21,456                 25,855
 7/31/2005             20313                  22,255                 26,603
 8/31/2005             20180                  22,052                 26,488
 9/30/2005             20411                  22,231                 26,859
10/31/2005             20096                  21,860                 26,177
11/30/2005             20689                  22,686                 27,033
12/31/2005             20584                  22,695                 27,198

--------------------------------------------------------------------------------

(1) The Fund's Adviser has committed through April 30, 2006, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund.Actual reductions of operating expenses can increase total return to shareholders.Without these reductions,the Fund's return would have been lower.

      Performance   shown  for  the  Fund  for   periods   prior  to   September
20,1999,reflects performance of the Norwest Select Income Equity Fund,its predecessor fund.

(2) The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index with each stock's weight in the Index proportionate to its market value.You cannot invest directly in an Index.

(3) The Russell 1000(R) Value Index measures performance of those Russell 1000(R) companies with lower price-to-book ratios and lower forecasted growth values.You cannot invest directly in an Index.

(4) Sector distribution, portfolio holdings and fund characteristics are subject to change. Cash and cash equivalents are not reflected in the calculations of sector distribution,portfolio holdings and fund characteristics.

(5) The ten largest equity holdings are calculated based on the market value of the securities divided by total market value of the portfolio of the Fund.

(6) The chart compares the performance of the WELLS FARGO ADVANTAGE EQUITY INCOME FUND for the life of the Fund with the S&P 500 Index and the Russell 1000(R) Value Index.The chart assumes a hypothetical $10,000 investment and reflects all operating expenses of the Fund.

WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS                PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE INTERNATIONAL CORE FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE INTERNATIONAL CORE FUND (the Fund) seeks long-term capital appreciation.

ADVISOR                               SUBADVISOR
   Wells Fargo Funds Management, LLC     New Star Institutional Managers Limited

FUND MANAGERS                         INCEPTION DATE
   Mark Beale                            07/03/2000
   Richard D. Lewis

HOW DID THE FUND PERFORM OVER THE 12-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund returned 9.67%(1) for the 12-month period ended December 31, 2005, underperforming the MSCI EAFE Index(2), which returned 13.54%, during the same period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE BY CALLING 866-765-0778.

      PERFORMANCE FIGURES OF THE FUND DO NOT REFLECT FEES CHARGED PURSUANT TO THE TERMS OF VARIABLE LIFE INSURANCE POLICIES AND VARIABLE ANNUITY CONTRACTS. IF THEY DID, RETURNS WOULD BE LOWER.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      International equity markets were strong in 2005 with the MSCI EAFE Index up 29.5% in local currency terms. This solid performance was eroded by currency weakness and the gain to a U.S. dollar-based investor was a more modest 14%. Japan was the best performing major market in the international equity asset class, gaining 26.3% and the Fund's underweighted presence in this market was a negative contributor to performance during the year. Europe (excluding the U.K.) was slightly disappointing with a dollar return of 11%; the Fund's overweighted position in this region also contributed negatively to performance.

      Emerging markets were very strong in 2005 and the Fund's modest exposure to securities here added to performance. The Fund's increased underweighted position in the U.K. also added to performance as the U.K. market lagged with a dollar gain of 7.2%.

      The best performing sectors included materials, industrials and energy. The continued strength in materials was unexpected and our underweighted presence had a negative impact on performance. We were overweighted in the energy sector, which contributed positively to performance. Elsewhere, the financial sector performed well, particularly in Japan, so being underweighted in Japanese banks proved disappointing.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      We made significant changes to the Fund's holdings during the year. In response to improved domestic conditions in Japan, we increased the Fund's weighting by adding to non-bank financials with the purchase of two insurance companies, Millea and Mitsui Sumitomo, and two brokerage firms Nikko Cordial and Nomura securities.

      The Fund continued to be overweighted in energy companies, but we rotated exposure into more operationally geared companies such as Statoil of Norway and Lukoil in Russia. The rotation was financed by reducing oil majors like British Petroleum in the U.K. and Royal Dutch in Holland.

      We added to the health care sector with purchases of Astrazenica and Glaxosmithkline in the U.K. and Roche in Switzerland. These companies continue to generate strong profits and returns on invested capital which we anticipate may perform well as profit momentum in cyclical companies decelerates.

      We reduced the Fund's holdings in the materials and industrial sectors with sales of companies like Nippon Steel in Japan, BHP Billiton in Australia, Autoliv in Sweden, and Mitsui & Co in Japan. While these holdings delivered good returns, we anticipated that companies with more stable earnings in health care and information technology would outperform as profits in cyclicals abated. However, that proved to be incorrect and in retrospect the switch was implemented too early in the year.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      Moving forward, we believe that profits in cyclical stocks will come under pressure, and therefore the Fund remains underweighted in the materials and industrial sectors. The Fund is overweighted in energy where continuing supply constraints underpin profitability. In information technology, health care, and financials, the Fund remains overweighted.

      At a regional level, the U.K. looks vulnerable as domestic consumption is weak and unlikely to accelerate in the near term. In the Asian market, we plan to increase our exposure in Japan where there is increasing evidence of a domestic recovery and where companies continue to benefit from strong Asian (China, in particular) demand. In general, we expect to add to our holdings in Asia as we feel the region may benefit from an end to interest rate hikes in the United States. The Fund retains selected modest exposure to emerging markets and remains neutral in Europe (excluding the U.K.).

      STOCK FUNDS SHOULD ONLY BE CONSIDERED FOR LONG-TERM GOALS AS VALUES FLUCTUATE IN RESPONSE TO THE ACTIVITIES OF INDIVIDUAL COMPANIES AND GENERAL MARKET AND ECONOMIC CONDITIONS. FOREIGN INVESTMENTS PRESENT CERTAIN RISKS THAT MAY NOT BE PRESENT IN DOMESTIC INVESTMENTS, INCLUDING CURRENCY FLUCTUATION, THE POTENTIAL FOR DIPLOMATIC AND POLITICAL INSTABILITY, REGULATORY AND LIQUIDITY RISKS, FOREIGN TAXATION AND DIFFERENCES IN AUDITING AND OTHER FINANCIAL STANDARDS. THESE RISKS ARE GENERALLY INTENSIFIED IN EMERGING MARKETS. THE FUND'S INVESTMENT PROCESS MAY, AT TIMES, RESULT IN HIGHER THAN AVERAGE PORTFOLIO TURNOVER AND INCREASED TRADING EXPENSES, AND MAY GENERATE HIGHER SHORT-TERM CAPITAL GAINS. INVESTMENT STRATEGIES THAT EMPHASIZE PARTICULAR MARKET SEGMENTS OR FEWER SECURITIES TEND TO INCREASE THE TOTAL RISK OF AN INVESTMENT (RELATIVE TO THE BROADER MARKET). THIS FUND IS EXPOSED TO SMALL COMPANY SECURITIES RISK. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

PERFORMANCE HIGHLIGHTS                WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN(1) (%) (AS OF DECEMBER 31, 2005)
--------------------------------------------------------------------------------

                                                                            6-Month*  1-Year  5-Year  Life of Fund
------------------------------------------------------------------------------------------------------------------
   WELLS FARGO ADVANTAGE INTERNATIONAL CORE FUND (Incept. Date 07/03/2000)   10.74     9.67    0.44       (1.57)
------------------------------------------------------------------------------------------------------------------
   Benchmark
------------------------------------------------------------------------------------------------------------------
      MSCI EAFE Index(2)                                                     14.88    13.54    4.55        2.05
------------------------------------------------------------------------------------------------------------------

*     RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

FUND CHARACTERISTICS(3) (AS OF DECEMBER 31, 2005)
--------------------------------------------------------------------------------
   Beta**                                                                  0.98
--------------------------------------------------------------------------------
   Price to Earnings Ratio (trailing 12 months)                           17.24
--------------------------------------------------------------------------------
   Price to Book Ratio                                                     2.50
--------------------------------------------------------------------------------
   Median Market Cap ($B)                                              $  18.79
--------------------------------------------------------------------------------
   Portfolio Turnover                                                        53%
--------------------------------------------------------------------------------
   Net Asset Value (NAV)                                               $   8.66

** A MEASURE OF THE FUND'S SENSITIVITY TO MARKET MOVEMENTS. THE BENCHMARK BETA IS 1.00 BY DEFINITION.

PORTFOLIO COMPOSITION(3) (AS OF DECEMBER 31, 2005)
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Australia              (2%)
Continental Europe    (47%)
Emerging Markets       (1%)
Japan                 (24%)
Southeast Asia         (7%)
United Kingdom        (19%)

TEN LARGEST EQUITY HOLDINGS(3,4) (AS OF DECEMBER 31, 2005)
--------------------------------------------------------------------------------
   Glaxosmithkline plc                                                    3.21%
--------------------------------------------------------------------------------
   Aeon Company Limited                                                   2.74%
--------------------------------------------------------------------------------
   Vodafone Group plc                                                     2.41%
--------------------------------------------------------------------------------
   Novartis AG                                                            2.29%
--------------------------------------------------------------------------------
   Sumitomo Trust & Banking                                               2.28%
--------------------------------------------------------------------------------
   Roche Holdings AG - Genusschein                                        2.23%
--------------------------------------------------------------------------------
   ENI SpA ADR                                                            1.97%
--------------------------------------------------------------------------------
   Nomura Holding Inc                                                     1.94%
--------------------------------------------------------------------------------
   Total SA ADR                                                           1.94%
--------------------------------------------------------------------------------
   Unicredito Italiano Spa                                                1.92%

GROWTH OF $10,000 INVESTMENT(5)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

               WELLS FARGO ADVANTAGE
              INTERNATIONAL CORE FUND     MSCI EAFE INDEX
  7/3/2000             10000                 $10,000
 7/31/2000              9670                 $ 9,581
 8/31/2000              9870                 $ 9,664
 9/30/2000              9280                 $ 9,194
10/31/2000              9150                 $ 8,977
11/30/2000              8650                 $ 8,640
12/31/2000              8967                 $ 8,947
 1/31/2001              9187                 $ 8,942
 2/28/2001              8465                 $ 8,272
 3/31/2001              7914                 $ 7,720
 4/30/2001              8315                 $ 8,256
 5/31/2001              8255                 $ 7,965
 6/30/2001              8024                 $ 7,639
 7/31/2001              7813                 $ 7,500
 8/31/2001              7594                 $ 7,310
 9/30/2001              6882                 $ 6,570
10/31/2001              7113                 $ 6,738
11/30/2001              7374                 $ 6,987
12/31/2001              7524                 $ 7,028
 1/31/2002              7193                 $ 6,655
 2/28/2002              7083                 $ 6,701
 3/31/2002              7424                 $ 7,064
 4/30/2002              7424                 $ 7,111
 5/31/2002              7313                 $ 7,201
 6/30/2002              6996                 $ 6,914
 7/31/2002              6282                 $ 6,232
 8/31/2002              6232                 $ 6,217
 9/30/2002              5508                 $ 5,550
10/31/2002              5770                 $ 5,848
11/30/2002              6071                 $ 6,113
12/31/2002              5800                 $ 5,908
 1/31/2003              5538                 $ 5,661
 2/28/2003              5398                 $ 5,531
 3/31/2003              5297                 $ 5,423
 4/30/2003              5770                 $ 5,954
 5/31/2003              6111                 $ 6,315
 6/30/2003              6192                 $ 6,468
 7/31/2003              6273                 $ 6,624
 8/31/2003              6444                 $ 6,784
 9/30/2003              6585                 $ 6,993
10/31/2003              6989                 $ 7,429
11/30/2003              7150                 $ 7,594
12/31/2003              7624                 $ 8,187
 1/31/2004              7634                 $ 8,302
 2/29/2004              7725                 $ 8,494
 3/31/2004              7745                 $ 8,542
 4/30/2004              7483                 $ 8,349
 5/31/2004              7483                 $ 8,377
 6/30/2004              7584                 $ 8,561
 7/31/2004              7318                 $ 8,283
 8/31/2004              7307                 $ 8,319
 9/30/2004              7439                 $ 8,537
10/31/2004              7621                 $ 8,828
11/30/2004              8076                 $ 9,431
12/31/2004              8359                 $ 9,845
 1/31/2005              8217                 $ 9,665
 2/28/2005              8601                 $10,082
 3/31/2005              8359                 $ 9,829
 4/30/2005              8177                 $ 9,598
 5/31/2005              8156                 $ 9,603
 6/30/2005              8278                 $ 9,731
 7/31/2005              8557                 $10,029
 8/31/2005              8755                 $10,283
 9/30/2005              8953                 $10,741
10/31/2005              8692                 $10,427
11/30/2005              8765                 $10,683
12/31/2005              9167                 $11,179

--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS are available for purchase through certain variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies.The participating insurance companies and their separate accounts are the shareholders or investors in the Fund and the separate accounts of the participating insurance companies place orders to purchase and redeem shares of the Fund based on,among other things,the amount of premium payments to be invested and the amount of surrender and transfer requests to be affected that day.

      PLEASE REFER TO THE PROSPECTUS PROVIDED BY YOUR PARTICIPATING INSURANCE COMPANY FOR DETAILED INFORMATION DESCRIBING THE SEPARATE ACCOUNTS FOR INFORMATION REGARDING SURRENDER CHARGES,MORTALITY AND EXPENSE RISK FEES AND OTHER CHARGES THAT MAY BE ASSESSED BY THE PARTICIPATING INSURANCE COMPANIES.

      The views expressed are as of December 31, 2005 and are those of the Fund's managers.The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security,market sector or the markets generally,or the WELLS FARGO ADVANTAGE INTERNATIONAL CORE FUND.

(1) The Fund's Advisor has committed through April 30, 2006, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund.Actual reductions of operating expenses can increase total return to shareholders.Without these reductions,the Fund's return would have been lower.

      Prior to April 11,2005,the WELLS FARGO ADVANTAGE INTERNATIONAL CORE FUND was named the Wells Fargo International Equity Fund.

(2) The Morgan Stanley Capital International Europe, Australasia and Far East ("MSCI/EAFE") Stock Index is an unmanaged group of securities widely regarded by investors to be representations of the stock markets of Europe,Australasia and the Far East.You cannot invest directly in an Index.

(3) Portfolio composition, portfolio holdings and fund characteristics are subject to change. Cash and cash equivalents are not reflected in the calculations of portfolio composition,portfolio holdings and fund characteristics.

(4) The ten largest equity holdings are calculated based on the market value of the securities divided by total market value of the portfolio of the Fund.

(5) The chart compares the performance of the WELLS FARGO ADVANTAGE INTERNATIONAL CORE FUND for the life of the Fund with the MSCI EAFE Index. The chart assumes a hypothetical $10,000 investment and reflects all operating expenses of the Fund.

WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS                PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE LARGE COMPANY CORE FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE LARGE COMPANY CORE FUND (the Fund) seeks total return comprised of long-term capital appreciation and current income.

ADVISOR                                SUBADVISOR
   Wells Fargo Funds Management, LLC      Matrix Asset Advisors, Inc.

FUND MANAGER                           INCEPTION DATE
   David A. Katz, CFA                     04/12/1994

HOW DID THE FUND PERFORM OVER THE 12-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund returned (2.24)%1 for the 12-month period ended December 31, 2005, underperforming its benchmark, the S&P 500 Index(2), which returned 4.91%, for the same period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE BY CALLING 866-765-0778.

      PERFORMANCE FIGURES OF THE FUND DO NOT REFLECT FEES CHARGED PURSUANT TO THE TERMS OF VARIABLE LIFE INSURANCE POLICIES AND VARIABLE ANNUITY CONTRACTS. IF THEY DID, RETURNS WOULD BE LOWER.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      The Fund was under-represented relative to its benchmark in energy, utilities, and real estate-related companies, which represented areas in the market that showed favorable returns, and was overweight in a number of mega-cap stocks, which were among the biggest laggards for the year.

      Under-representation in energy, utilities, and real-estate related companies was based on our assessment that these stocks were either fully valued or that their positive business and stock trends were not sustainable. Over the short term, speculative trading, heightened geopolitical concerns, and a volatile hurricane season caused a spike in energy prices. In addition, factors that drove the real estate boom exceeded expectations and drove many stocks to inflated valuations.

      Our belief that a number of the market's biggest and best businesses represented a rare opportunity was premature, as strong business progress and historic low valuations for these companies did not help performance. However, some of the market drivers we identified started to play out in the fourth quarter, and we ended the year with the Fund performing well on an absolute and relative basis.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      During the reporting period, we focused on building positions in a number of high quality businesses with strong potential and compelling prices. During 2005, we believed the best investment opportunities were found in many of the market's biggest companies and the Fund currently holds nine of the 15 largest companies in the S&P 500. While we employ a bottom-up, stock-by-stock investment strategy, we have overweighted industries which we believe are poised for growth. These include technology with a bias toward semi-conductors, money center banks, brokers, media, entertainment stocks, drugs and selected retailers.

      We sold American Express and Baxter International as they reached our target sale price, and scaled back on American Power Conversion and MedImmune as both stocks became oversized as a result of stock appreciation. We also sold positions in Fannie Mae, Fifth Third Bancorp, Lucent, and Merck as a result of weakening business outlooks.

      During the last six months of the year we purchased new positions in Cisco Systems, First Data Corp., and Tyco International.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      Looking ahead, we believe the Fund's limited exposure to energy, utilities, and real estate in 2006 will help performance. We are expecting continued profit growth, reasonable inflation, moderate interest rates, and stabilizing commodity prices for the year ahead. With the historically low relative valuation of large-cap stocks in comparison to small and mid-cap stocks, we expect the market to shift its focus to large and mega-cap stocks.

      At year end, the Fund maintained overweighted exposure to capital market-oriented financials and technology companies. Both sectors are trading at historically low valuation levels and could benefit from increased business spending as well as the expectation that the Federal Reserve will likely end its cycle of raising short-term interest rates. We continue to find value in large-cap and mega-cap blue chip stocks that offer attractive long-term business fundamentals.

      STOCK FUNDS SHOULD ONLY BE CONSIDERED FOR LONG-TERM GOALS AS VALUES FLUCTUATE IN RESPONSE TO THE ACTIVITIES OF INDIVIDUAL COMPANIES AND GENERAL MARKET AND ECONOMIC CONDITIONS. INVESTMENT STRATEGIES THAT EMPHASIZE PARTICULAR MARKET SEGMENTS OR FEWER SECURITIES TEND TO INCREASE THE TOTAL RISK OF AN INVESTMENT (RELATIVE TO THE BROADER MARKET). THIS FUND IS EXPOSED TO FOREIGN INVESTMENTS RISK. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS are available for purchase through certain variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies.The participating insurance companies and their separate accounts are the shareholders or investors in the Fund and the separate accounts of the participating insurance companies place orders to purchase and redeem shares of the Fund based on,among other things,the amount of premium payments to be invested and the amount of surrender and transfer requests to be affected that day.

      PLEASE REFER TO THE PROSPECTUS PROVIDED BY YOUR PARTICIPATING INSURANCE COMPANY FOR DETAILED INFORMATION DESCRIBING THE SEPARATE ACCOUNTS FOR INFORMATION REGARDING SURRENDER CHARGES,MORTALITY AND EXPENSE RISK FEES AND OTHER CHARGES THAT MAY BE ASSESSED BY THE PARTICIPATING INSURANCE COMPANIES.

      The views expressed are as of December 31, 2005 and are those of the Fund's manager. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE LARGE COMPANY CORE FUND.

PERFORMANCE HIGHLIGHTS                WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN(1) (%) (AS OF DECEMBER 31, 2005)
--------------------------------------------------------------------------------

                                                                            6-Month*  1-Year  5-Year  10-Year
-------------------------------------------------------------------------------------------------------------
   WELLS FARGO ADVANTAGE LARGE COMPANY CORE FUND (Incept. Date 04/12/1994)    4.01    (2.24)  (4.74)    4.21
-------------------------------------------------------------------------------------------------------------
   Benchmark
-------------------------------------------------------------------------------------------------------------
      S&P 500 Index(2)                                                        5.76     4.91    0.54     9.07
-------------------------------------------------------------------------------------------------------------

*     RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

FUND CHARACTERISTICS(3) (AS OF DECEMBER 31, 2005)
--------------------------------------------------------------------------------
   Beta**                                                                  0.92
--------------------------------------------------------------------------------
   Price to Earnings Ratio (trailing 12 months)                           19.80
--------------------------------------------------------------------------------
   Price to Book Ratio                                                     2.33
--------------------------------------------------------------------------------
   Median Market Cap ($B)                                               $ 53.13
--------------------------------------------------------------------------------
   Portfolio Turnover                                                       112%
--------------------------------------------------------------------------------
   Net Asset Value (NAV)                                                $ 13.58

** A MEASURE OF THE FUND'S SENSITIVITY TO MARKET MOVEMENTS. THE BENCHMARK BETA IS 1.00 BY DEFINITION.

SECTOR DISTRIBUTION(3) (AS OF DECEMBER 31, 2005)
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Consumer Discretionary      (14%)
Consumer Staples             (4%)
Energy                       (2%)
Financials                  (31%)
Health Care                 (13%)
Industrials                 (10%)
Information Technology      (26%)

TEN LARGEST EQUITY HOLDINGS(3,4) (AS OF DECEMBER 31, 2005)
--------------------------------------------------------------------------------
   Vishay Intertechnology Incorporated                                4.45%
--------------------------------------------------------------------------------
   Citigroup Incorporated                                             4.01%
--------------------------------------------------------------------------------
   Microsoft Corporation                                              3.99%
--------------------------------------------------------------------------------
   Morgan Stanley                                                     3.98%
--------------------------------------------------------------------------------
   American International Group Incorporated                          3.92%
--------------------------------------------------------------------------------
   Novellus Systems Incorporated                                      3.92%
--------------------------------------------------------------------------------
   Symbol Technologies Incorporated                                   3.92%
--------------------------------------------------------------------------------
   Wal-Mart Stores Incorporated                                       3.86%
--------------------------------------------------------------------------------
   Bank Of America Corporation                                        3.81%
--------------------------------------------------------------------------------
   Intel Corporation                                                  3.81%

GROWTH OF $10,000 INVESTMENT(5)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

               WELLS FARGO ADVANTAGE
              LARGE COMPANY CORE FUND     S&P 500 INDEX
12/31/1995             10000                 $10,000
 1/31/1996             10186                 $10,340
 2/29/1996             10565                 $10,436
 3/31/1996             10593                 $10,536
 4/30/1996             10942                 $10,691
 5/31/1996             11214                 $10,966
 6/30/1996             11022                 $11,008
 7/31/1996             10453                 $10,521
 8/31/1996             10757                 $10,743
 9/30/1996             11297                 $11,347
10/31/1996             11602                 $11,660
11/30/1996             12345                 $12,540
12/31/1996             12244                 $12,292
 1/31/1997             12946                 $13,060
 2/28/1997             12571                 $13,162
 3/31/1997             12134                 $12,623
 4/30/1997             12622                 $13,375
 5/31/1997             13423                 $14,188
 6/30/1997             13712                 $14,824
 7/31/1997             14828                 $16,002
 8/31/1997             13969                 $15,106
 9/30/1997             14526                 $15,932
10/31/1997             14067                 $15,400
11/30/1997             14285                 $16,113
12/31/1997             14366                 $16,390
 1/31/1998             14631                 $16,571
 2/28/1998             15418                 $17,765
 3/31/1998             16159                 $18,675
 4/30/1998             16270                 $18,866
 5/31/1998             16021                 $18,541
 6/30/1998             16800                 $19,294
 7/31/1998             16714                 $19,089
 8/31/1998             14388                 $16,331
 9/30/1998             15053                 $17,378
10/31/1998             16273                 $18,790
11/30/1998             17365                 $19,929
12/31/1998             18505                 $21,077
 1/31/1999             19216                 $21,958
 2/28/1999             18569                 $21,275
 3/31/1999             19454                 $22,126
 4/30/1999             20045                 $22,983
 5/31/1999             19426                 $22,440
 6/30/1999             20512                 $23,686
 7/31/1999             19921                 $22,946
 8/31/1999             19948                 $22,833
 9/30/1999             19414                 $22,207
10/31/1999             20551                 $23,612
11/30/1999             21004                 $24,092
12/31/1999             22282                 $25,511
 1/31/2000             21293                 $24,230
 2/29/2000             21006                 $23,772
 3/31/2000             22883                 $26,097
 4/30/2000             22051                 $25,312
 5/31/2000             21459                 $24,793
 6/30/2000             22245                 $25,405
 7/31/2000             22005                 $25,009
 8/31/2000             23384                 $26,562
 9/30/2000             22041                 $25,159
10/31/2000             21414                 $25,054
11/30/2000             19131                 $23,079
12/31/2000             19253                 $23,192
 1/31/2001             19505                 $24,016
 2/28/2001             17647                 $21,828
 3/31/2001             16212                 $20,446
 4/30/2001             17525                 $22,033
 5/31/2001             17586                 $22,181
 6/30/2001             16960                 $21,642
 7/31/2001             16505                 $21,429
 8/31/2001             15168                 $20,090
 9/30/2001             14075                 $18,469
10/31/2001             14539                 $18,822
11/30/2001             15500                 $20,265
12/31/2001             15555                 $20,444
 1/31/2002             15069                 $20,145
 2/28/2002             14583                 $19,756
 3/31/2002             15102                 $20,499
 4/30/2002             14550                 $19,257
 5/31/2002             14450                 $19,116
 6/30/2002             13648                 $17,755
 7/31/2002             12100                 $16,372
 8/31/2002             12122                 $16,478
 9/30/2002             11403                 $14,689
10/31/2002             12055                 $15,980
11/30/2002             12188                 $16,920
12/31/2002             11536                 $15,927
 1/31/2003             11337                 $15,511
 2/28/2003             11281                 $15,278
 3/31/2003             11491                 $15,425
 4/30/2003             12089                 $16,696
 5/31/2003             12509                 $17,574
 6/30/2003             12520                 $17,799
 7/31/2003             12962                 $18,112
 8/31/2003             13283                 $18,465
 9/30/2003             12929                 $18,270
10/31/2003             13825                 $19,302
11/30/2003             13880                 $19,472
12/31/2003             14256                 $20,492
 1/31/2004             14467                 $20,869
 2/29/2004             14544                 $21,159
 3/31/2004             14511                 $20,840
 4/30/2004             14278                 $20,513
 5/31/2004             14555                 $20,794
 6/30/2004             14666                 $21,197
 7/31/2004             13847                 $20,496
 8/31/2004             13703                 $20,578
 9/30/2004             14079                 $20,801
10/31/2004             14345                 $21,118
11/30/2004             15020                 $21,973
12/31/2004             15451                 $22,720
 1/31/2005             14854                 $22,166
 2/28/2005             15020                 $22,631
 3/31/2005             14699                 $22,231
 4/30/2005             14467                 $21,808
 5/31/2005             14820                 $22,502
 6/30/2005             14522                 $22,533
 7/31/2005             15064                 $23,371
 8/31/2005             14599                 $23,159
 9/30/2005             14500                 $23,346
10/31/2005             14356                 $22,956
11/30/2005             14997                 $23,824
12/31/2005             15105                 $23,834

--------------------------------------------------------------------------------

(1) The Fund's Adviser has committed through April 30, 2006, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund.Actual reductions of operating expenses can increase total return to shareholders.Without these reductions,the Fund's return would have been lower.

      Prior to April 11, 2005, the WELLS FARGO ADVANTAGE LARGE COMPANY CORE FUND was named the Wells Fargo Growth Fund. Performance shown for the Fund for periods prior to September 20,1999 reflects performance of the Annuity Trust Growth Fund,its predecessor fund.

(2) The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index with each stock's weight in the Index proportionate to its market value.You cannot invest directly in an Index.

(3) Sector distribution, portfolio holdings and fund characteristics are subject to change. Cash and cash equivalents are not reflected in the calculations of sector distribution,portfolio holdings and fund characteristics.

(4) The Ten Largest Equity Holdings are calculated based on the market value of the securities divided by total market value of the portfolio of the Fund.

(5) The chart compares the performance of the WELLS FARGO ADVANTAGE LARGE COMPANY CORE FUND for the most recent ten years of the Fund with the S&P 500 Index.The chart assumes a hypothetical $10,000 investment and reflects all operating expenses of the Fund.

WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS                PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE LARGE COMPANY GROWTH FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE LARGE COMPANY GROWTH FUND (the Fund) seeks long-term capital appreciation by investing primarily in large, domestic companies that we believe have superior growth potential.

ADVISOR                                 SUBADVISOR
   Wells Fargo Funds Management, LLC       Peregrine Capital Management, Inc.

FUND MANAGERS                           INCEPTION DATE
   John S. Dale, CFA                       09/20/1999
   Gary E. Nussbaum, CFA

HOW DID THE FUND PERFORM OVER THE 12-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund returned 5.70%(1) for the 12-month period ended December 31, 2005, outperforming its benchmark, the S&P 500 Index(2), which returned 4.91% during the same period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE BY CALLING 866-765-0778.

      PERFORMANCE FIGURES OF THE FUND DO NOT REFLECT FEES CHARGED PURSUANT TO THE TERMS OF VARIABLE LIFE INSURANCE POLICIES AND VARIABLE ANNUITY CONTRACTS. IF THEY DID, RETURNS WOULD BE LOWER.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      Large-cap value stocks outpaced large-cap growth stocks for the sixth consecutive year. However, while value led growth in the first quarter, the tide turned convincingly in favor of growth investing as the year progressed.

      The Fund outperformed its benchmark, the S&P 500 Index.(2) Energy and utility stocks were the big winners during the first three months. As growth stocks began to perform better, they outpaced the general market. Leaders in the Fund included Genentech, Franklin Resources, Fastenal, Goldman Sachs and Amgen. Stocks such as Nokia, Charles Schwab, and Paychex rebounded dramatically during the year. Relatively new portfolio additions, Legg Mason and Google, added significantly to returns for the year. Laggards included eBay, which was hit hard in January 2005 and had a negative impact on the Fund's first quarter return, along with Cisco, Wal-Mart, and Apollo Group.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      During 2005, the Fund acquired Legg Mason, Google, and Texas Instruments. All three were consistent with our focus on companies with sustained rapid earnings growth and high profitability. Positions eliminated during the year included State Street and Pfizer. The removal of Pfizer aided performance.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      The market environment for long-term growth investing continues to be positive. As the underlying earnings growth in average U.S. companies moderates, the gap between true gains in growth companies and average companies will widen. Historically, this gap has been a positive indicator for growth investing. The key to future growth in profit for most U.S. companies will be revenue growth without the benefit of price increases (also known as unit volume growth).

      For the past few years, average U.S. companies have relied upon margin gains versus unit volume growth, to increase earnings above historical trends. We believe that these margin improvements have run their course and S&P 500 earnings may be moderating toward a more historical 6%-7% trend in growth. The Fund is built on the premise of high unit volume growth. Portfolio unit volume growth in 2005 averaged 18%, three times the market rate.

      The valuation compression across the market continues at an extreme level. In other words, most stocks, regardless of quality or growth, are selling near the market's median price-to-earnings multiple. Overall, the Fund is valued at
1.2 times the market multiple, with 3 times the long-term earnings growth potential of average U.S. companies. We expect a much more broad-based stock market valuation differentiation to take hold over the next few years, which we believe may benefit growth stock investing.

      STOCK FUNDS SHOULD ONLY BE CONSIDERED FOR LONG-TERM GOALS AS VALUES FLUCTUATE IN RESPONSE TO THE ACTIVITIES OF INDIVIDUAL COMPANIES AND GENERAL MARKET AND ECONOMIC CONDITIONS. INVESTMENT STRATEGIES THAT EMPHASIZE PARTICULAR MARKET SEGMENTS OR FEWER SECURITIES TEND TO INCREASE THE TOTAL RISK OF AN INVESTMENT (RELATIVE TO THE BROADER MARKET). THIS FUND IS EXPOSED TO FOREIGN INVESTMENTS RISK. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS are available for purchase through certain variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies.The participating insurance companies and their separate accounts are the shareholders or investors in the Fund and the separate accounts of the participating insurance companies place orders to purchase and redeem shares of the Fund based on,among other things,the amount of premium payments to be invested and the amount of surrender and transfer requests to be affected that day.

      PLEASE REFER TO THE PROSPECTUS PROVIDED BY YOUR PARTICIPATING INSURANCE COMPANY FOR DETAILED INFORMATION DESCRIBING THE SEPARATE ACCOUNTS FOR INFORMATION REGARDING SURRENDER CHARGES,MORTALITY AND EXPENSE RISK FEES AND OTHER CHARGES THAT MAY BE ASSESSED BY THE PARTICIPATING INSURANCE COMPANIES.

      The views expressed are as of December 31, 2005 and are those of the Fund's managers. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security,market sector or the markets generally,or the WELLS FARGO ADVANTAGE LARGE COMPANY GROWTH FUND.

PERFORMANCE HIGHLIGHTS                WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN(1) (%) (AS OF DECEMBER 31, 2005)
--------------------------------------------------------------------------------

                                                                              6-Month*  1-Year  5-Year  Life of Fund
--------------------------------------------------------------------------------------------------------------------
   WELLS FARGO ADVANTAGE LARGE COMPANY GROWTH FUND (Incept. Date 09/20/1999)    9.78     5.70   (4.72)     (1.00)
--------------------------------------------------------------------------------------------------------------------
   Benchmark
--------------------------------------------------------------------------------------------------------------------
      S&P 500 Index(2)                                                          5.76     4.91    0.54       1.13
--------------------------------------------------------------------------------------------------------------------

*     RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

FUND CHARACTERISTICS4 (AS OF DECEMBER 31, 2005)
--------------------------------------------------------------------------------
   Beta**                                                                  1.33
--------------------------------------------------------------------------------
   Price to Earnings Ratio (trailing 12 months)                           24.00
--------------------------------------------------------------------------------
   Price to Book Ratio                                                     4.58
--------------------------------------------------------------------------------
   Median Market Cap ($B)                                               $ 53.20
--------------------------------------------------------------------------------
   Portfolio Turnover                                                        11%
--------------------------------------------------------------------------------
   Net Asset Value (NAV)                                                $  9.37

** A MEASURE OF THE FUND'S SENSITIVITY TO MARKET MOVEMENTS. THE BENCHMARK BETA IS 1.00 BY DEFINITION.

SECTOR DISTRIBUTION(4) (AS OF DECEMBER 31, 2005)
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Consumer Discretionary      (18%)
Consumer Staples             (2%)
Financial Services          (22%)
Health Care                 (16%)
Industrials                  (5%)
Information Technology      (37%)

TEN LARGEST EQUITY HOLDINGS(3,4) (AS OF DECEMBER 31, 2005)
--------------------------------------------------------------------------------
   eBay Incorporated                                                      6.90%
--------------------------------------------------------------------------------
   Goldman Sachs Group Incorporated                                       6.76%
--------------------------------------------------------------------------------
   Medtronic Incorporated                                                 6.06%
--------------------------------------------------------------------------------
   Microsoft Corporation                                                  4.93%
--------------------------------------------------------------------------------
   Genentech Incorporated                                                 4.63%
--------------------------------------------------------------------------------
   American International Group Incorporated                              4.13%
--------------------------------------------------------------------------------
   Franklin Resources Incorporated                                        4.03%
--------------------------------------------------------------------------------
   Charles Schwab Corporation                                             4.03%
--------------------------------------------------------------------------------
   Paychex Incorporated                                                   3.75%
--------------------------------------------------------------------------------
   Amgen Incorporated                                                     3.70%

GROWTH OF $10,000 INVESTMENT(5)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

               WELLS FARGO ADVANTAGE
             LARGE COMPANY GROWTH FUND     S&P 500 INDEX
    Sep-99             10000                 $10,000
 9/30/1999              9590                 $ 9,605
10/31/1999             10420                 $10,213
11/30/1999             10830                 $10,420
12/31/1999             12030                 $11,034
 1/31/2000             11800                 $10,480
 2/29/2000             12000                 $10,282
 3/31/2000             13430                 $11,288
 4/30/2000             13020                 $10,948
 5/31/2000             12200                 $10,723
 6/30/2000             13130                 $10,988
 7/31/2000             13230                 $10,817
 8/31/2000             14000                 $11,489
 9/30/2000             13150                 $10,882
10/31/2000             13130                 $10,836
11/30/2000             12080                 $ 9,982
12/31/2000             11960                 $10,031
 1/31/2001             12150                 $10,387
 2/28/2001             10320                 $ 9,441
 3/31/2001              9260                 $ 8,844
 4/30/2001             10240                 $ 9,530
 5/31/2001             10150                 $ 9,594
 6/30/2001              9880                 $ 9,361
 7/31/2001              9700                 $ 9,269
 8/31/2001              8843                 $ 8,690
 9/30/2001              8003                 $ 7,988
10/31/2001              8373                 $ 8,141
11/30/2001              9353                 $ 8,765
12/31/2001              9463                 $ 8,842
 1/31/2002              9403                 $ 8,713
 2/28/2002              8783                 $ 8,545
 3/31/2002              9193                 $ 8,866
 4/30/2002              8483                 $ 8,329
 5/31/2002              8223                 $ 8,268
 6/30/2002              7673                 $ 7,680
 7/31/2002              6932                 $ 7,081
 8/31/2002              7012                 $ 7,127
 9/30/2002              6242                 $ 6,353
10/31/2002              6962                 $ 6,912
11/30/2002              7422                 $ 7,318
12/31/2002              6812                 $ 6,889
 1/31/2003              6572                 $ 6,709
 2/28/2003              6532                 $ 6,608
 3/31/2003              6622                 $ 6,672
 4/30/2003              7192                 $ 7,221
 5/31/2003              7523                 $ 7,601
 6/30/2003              7613                 $ 7,699
 7/31/2003              7993                 $ 7,834
 8/31/2003              8123                 $ 7,987
 9/30/2003              7923                 $ 7,902
10/31/2003              8383                 $ 8,349
11/30/2003              8353                 $ 8,422
12/31/2003              8603                 $ 8,863
 1/31/2004              8703                 $ 9,026
 2/29/2004              8703                 $ 9,152
 3/31/2004              8583                 $ 9,014
 4/30/2004              8453                 $ 8,872
 5/31/2004              8563                 $ 8,994
 6/30/2004              8563                 $ 9,168
 7/31/2004              8053                 $ 8,865
 8/31/2004              8043                 $ 8,901
 9/30/2004              8133                 $ 8,997
10/31/2004              8283                 $ 9,134
11/30/2004              8633                 $ 9,504
12/31/2004              8883                 $ 9,827
 1/31/2005              8393                 $ 9,587
 2/28/2005              8413                 $ 9,789
 3/31/2005              8193                 $ 9,615
 4/30/2005              8003                 $ 9,433
 5/31/2005              8533                 $ 9,733
 6/30/2005              8553                 $ 9,746
 7/31/2005              9149                 $10,109
 8/31/2005              9008                 $10,017
 9/30/2005              8998                 $10,098
10/31/2005              9099                 $ 9,929
11/30/2005              9590                 $10,305
12/31/2005              9389                 $10,309

--------------------------------------------------------------------------------

(1) The Fund's Advisor has committed through April 30, 2006, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund.Actual reductions of operating expenses can increase total return to shareholders.Without these reductions,the Fund's return would have been lower.

(2) The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index with each stock's weight in the Index proportionate to its market value.You cannot invest directly in an Index.

(3) The ten largest equity holdings are calculated based on the market value of the securities divided by total market value of the portfolio.

(4) Sector distribution, portfolio holdings and fund characteristics are subject to change. Cash and cash equivalents are not reflected in the calculations of sector distribution,portfolio holdings and fund characteristics.

(5) The chart  compares  the  performance  of the WELLS  FARGO  ADVANTAGE  LARGE
COMPANY GROWTH FUND for the life of the Fund with the S&P 500 Index.The chart assumes a hypothetical $10,000 investment and reflects all operating expenses of the Fund.

WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS                PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE MONEY MARKET FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
      The WELLS FARGO ADVANTAGE MONEY MARKET FUND (the Fund) seeks high current income, while preserving capital and liquidity.

ADVISOR                                  SUBADVISOR
   Wells Fargo Funds Management, LLC       Wells Capital Management Incorporated

FUND MANAGER                             INCEPTION DATE
   Dave Sylvester                          05/19/1994

HOW DID THE FUND PERFORM OVER THE 12-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund returned 2.55%1 for the 12-month period ended December 31, 2005, slightly outperforming the 2.42% return of its benchmark, the iMoneyNet First Tier Retail Money Fund Average.(2)

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. YIELDS WILL FLUCTUATE. THE FUND'S YIELD FIGURES MORE CLOSELY REFLECT THE CURRENT EARNINGS OF THE FUND THAN THE TOTAL RETURN FIGURES. CURRENT MONTH-END PERFORMANCE IS AVAILABLE BY CALLING 866-765-0778.

      PERFORMANCE FIGURES OF THE FUND DO NOT REFLECT FEES CHARGED PURSUANT TO THE TERMS OF VARIABLE LIFE INSURANCE POLICIES AND VARIABLE ANNUITY CONTRACTS. IF THEY DID, RETURNS WOULD BE LOWER.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      The Federal Open Market Committee (FOMC) continued to raise the benchmark Federal Funds rate by 0.25% at each meeting held during the year. In total, the target rate rose by another 2.00% from 2.25% to 4.25%. The slope of the money market yield curve flattened over the year as shorter-term money market rates rose faster than longer-term interest rates.

During the reporting period, the one-year London Inter-Bank Offered Rate (LIBOR) rose from 3.10% to 4.84%, while the three-month LIBOR increased from 2.56% to 4.54%. The increase in rates proceeded in a steady and uninterrupted fashion. The only pause came during late summer. The market widely expected that the undetermined economic impact of Hurricane Katrina would cause the FOMC to leave rates unchanged at their meeting on September 20, 2005 and cause money market yields to fall dramatically. The one-year LIBOR fell 0.35% over three days, but the rates soon resumed their upward path.

      The FOMC proceeded at the "measured pace" that they had promised and raised rates by another 0.25%, while acknowledging that the hurricane's negative effects on the economy would be transitory. Since the Fund was positioned for rising rates, there was a positive impact on fund performance.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      During the 12-month period that ended December 31, 2005, we made very few changes to the types of securities the Fund held, or the strategy we pursued. In 2004, we began shortening the average life of the Fund and holding more very short-term securities to take advantage of what we perceived to be a period of rising interest rates. Consequently, we have emphasized investments that provided for a frequent reset of their interest rates, such as short-term paper and variable rate notes. These have provided, and continue to provide, the best returns. While investments in longer-term instruments temporarily enhance the Fund's yield in the near term, we have tended to de-emphasize them as they can be a drag on the yield in the long term. As the table below illustrates, the Federal Funds rose 2.00% during the period. The Fund clearly kept pace with that increase, rising 1.99% as the weighted average maturity (WAM) decreased, even though assets held steady.

                               12/31/04         6/30/05          12/31/05
FED FUNDS TARGET               2.25%            3.25%            4.25%
The Fund's yield*              1.60%            2.50%            3.59%
The Fund's WAM (days)             44               32               28
The Fund's Assets (mln)       $58.70           $55.50           $55.40

*SIMPLE ONE-DAY YIELD, NET OF EXPENSES

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      We continue to maintain a significant portion of the Fund's portfolio in very short-term instruments to take advantage of higher reinvestment rates. As of December 31, 2005, 61% of the Fund's portfolio matured within 14 days; less than 2% matured in 180 days or longer. This portfolio structure is expected to take advantage of the longer-term direction of interest rates, which we believe to be increasing.

      It appears that we may be getting closer to the end of this period of rising interest rates and should expect to see some stability moving forward. Should interest rates experience an unexpected dramatic decline, we would adjust our strategy to meet the changing market conditions.

      AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS are available for purchase through certain variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies. The participating insurance companies and their separate accounts are the shareholders or investors in the Fund and the separate accounts of the participating insurance companies place orders to purchase and redeem shares of the Fund based on, among other things, the amount of premium payments to be invested and the amount of surrender and transfer requests to be affected that day.

      PLEASE REFER TO THE PROSPECTUS PROVIDED BY YOUR PARTICIPATING INSURANCE COMPANY FOR DETAILED INFORMATION DESCRIBING THE SEPARATE ACCOUNTS FOR INFORMATION REGARDING SURRENDER CHARGES, MORTALITY AND EXPENSE RISK FEES AND OTHER CHARGES THAT MAY BE ASSESSED BY THE PARTICIPATING INSURANCE COMPANIES.

      The views expressed are as of December 31, 2005 and are those of the Fund's manager. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE MONEY MARKET FUND.

PERFORMANCE HIGHLIGHTS                WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN(1) (%) (AS OF DECEMBER 31, 2005)
--------------------------------------------------------------------------------

                                                                     6-Month*  1-Year  5-Year  10-Year
------------------------------------------------------------------------------------------------------
  WELLS FARGO ADVANTAGE MONEY MARKET FUND (INCEPT. DATE 05/19/1994)    1.52     2.55    1.74    3.33
------------------------------------------------------------------------------------------------------
  Benchmark
------------------------------------------------------------------------------------------------------
    iMoneyNet First Tier Retail Money Fund Average(2)                  1.47     2.42    1.63    3.28
------------------------------------------------------------------------------------------------------

* RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

FUND YIELD SUMMARY(1) (AS OF DECEMBER 31, 2005)
------------------------------------------------
     7-Day Current Yield                   3.56%
------------------------------------------------
     7-Day Effective Yield                 3.62%
------------------------------------------------
     30-Day Simple Yield                   3.46%
------------------------------------------------
     30-Day Effective Yield                3.52%

FUND CHARACTERISTICS(3) (AS OF DECEMBER 31, 2005)
-------------------------------------------------
     Weighted Average Maturity               28
------------------------------------------------

PORTFOLIO ALLOCATION(3) (AS OF DECEMBER 31, 2005)
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Corporate Bonds and Notes            (4%)
Variable and Floating Rate Notes    (18%)
Commercial Paper                    (30%)
Certificates of Deposits             (5%)
Repurchase Agreement                (34%)
Time Deposit                         (9%)

MATURITY DISTRIBUTION(3) (AS OF DECEMBER 31, 2005)
--------------------------------------------------------------------------------

[THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

0-1 Days                            (61%)
2-14 Days                           (12%)
15-29 Days                           (9%)
30-59 Days                          (12%)
60-89 Days                           (4%)
90-179 Days                          (2%)

--------------------------------------------------------------------------------

(1) The Fund's Adviser has committed through April 30, 2006, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without waived fees and/or reimbursed expenses, the Fund's 7-day current yield would have been 3.49%.

      Performance for the Fund prior to September 20,1999 reflects performance of the Life and Annuity Trust Money Market Fund, its predecessor fund.

(2) The iMoneyNet First Tier Retail Money Fund Average is the average performance of all money funds in the First Tier Retail Money Fund Category. This category includes only non-government retail funds that are also not holding any second tier securities. Portfolio holdings of First Tier funds include US Treasury, US Other, Repos, Time Deposits, Domestic Bank Obligations, Foreign Bank Obligations, First Tier CP, Floating Rate Notes, and Asset Backed Commercial Paper. You cannot invest directly in an Average.

(3) Fund characteristics, portfolio allocation and maturity distribution are subject to change.

WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS                PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE MULTI CAP VALUE FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE MULTI CAP VALUE FUND (the Fund) seeks long-term capital appreciation.

ADVISOR                                  SUBADVISOR
   Wells Fargo Funds Management, LLC       Wells Capital Management Incorporated

FUND MANAGER                             INCEPTION DATE
   I. Charles Rinaldi                      10/10/1997

HOW DID THE FUND PERFORM OVER THE 12-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund returned 16.50%1 for the 12-month period ended December 31, 2005, outperforming the S&P500 Index(2), which returned 4.91%, and outperforming the Russell 3000(R) Value Index(3), which returned 6.85% for the same period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE BY CALLING 866-765-0778.

      PERFORMANCE FIGURES OF THE FUND DO NOT REFLECT FEES CHARGED PURSUANT TO THE TERMS OF VARIABLE LIFE INSURANCE POLICIES AND VARIABLE ANNUITY CONTRACTS. IF THEY DID, RETURNS WOULD BE LOWER.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      The equity markets got off to a rough start in 2005, but finished the year firmly in positive territory. The year was marked by soaring real-estate prices, rising values of commodities, and great human tragedies from the hurricane season. Growth stocks started to creep back into the limelight by year end, while mid- and large-cap stocks outperformed small-cap stocks.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      The materials sector was the main area of positive contribution to performance. The Fund's overweighting in materials, as well as superior stock selection within the metals and mining sector added significant value. During the year, especially in the latter half, we witnessed a continued rise in the price of commodities, particularly gold and silver. Gold reached multi-decade highs and positively impacted stocks. The team continues to favor metals and mining stocks, as we believe these companies appear to be relatively cheap, exhibit positive cash flows, and have clean balance sheets.

      Technology was another area that contributed positively to performance. The Fund was overweighted relative to the benchmark, and good stock selection added value. Electronic equipment and semiconductor names in particular produced exceptional returns during the year. The Fund is currently underweighted in the semiconductor industry; however, we are actively looking for opportunities within this area.

      The financial sector produced mixed results. Stock selection within the area enhanced performance; however, the Fund's underweighted exposure negatively impacted relative performance. Insurance and commercial bank holdings, which were somewhat weak during most of the year, were strong during the fourth quarter and added to overall performance. In contrast, a significant underweighting in real estate investment trusts (REITs) and commercial banks relative to the benchmark detracted from performance. The Fund has remained underweight to financials for some time. Our investment approach, which identifies undervalued stocks, tends to lead us into other areas, especially at current valuations.

      The energy sector was a key driver of performance throughout much of the year. During the fourth quarter, energy prices declined from highs experienced earlier in the year. Despite short-term disruptions, we believe that energy names will add value as the supply-demand equation for oil and natural gas remains favorable in the long term.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      Our outlook for the economy includes continued high energy prices, with commodities and materials costs remaining high. The economy has the potential to slow in the coming months and may come under the effects of inflationary pressure. We hold a cautious outlook longer term for financial markets, but near term expect to see a rally. Equity markets may also rally in the near term, but we remain guarded for the long term.

      We will continue to look for undervalued stocks that will add value, especially names in the energy and materials sectors. Stock selection will be the key to outperforming the markets going forward. CAUTION is the word for the near term in the small-cap value asset class as money flows to growth stocks. However, over the long term we believe the asset class remains attractive as many small-cap names continue to be ignored. We remain focused on identifying investment opportunities in stocks with quality management and strong fundamentals that are attractively valued.

      STOCK FUNDS SHOULD ONLY BE CONSIDERED FOR LONG-TERM GOALS AS VALUES FLUCTUATE IN RESPONSE TO THE ACTIVITIES OF INDIVIDUAL COMPANIES AND GENERAL MARKET AND ECONOMIC CONDITIONS. INVESTMENT STRATEGIES THAT EMPHASIZE PARTICULAR MARKET SEGMENTS OR FEWER SECURITIES TEND TO INCREASE THE TOTAL RISK OF AN INVESTMENT (RELATIVE TO THE BROADER MARKET). THIS FUND IS EXPOSED TO SMALL COMPANY SECURITIES RISK AND FOREIGN INVESTMENTS RISK. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS are available for purchase through certain variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies. The participating insurance companies and their separate accounts are the shareholders or investors in the Fund and the separate accounts of the participating insurance companies place orders to purchase and redeem shares of the Fund based on, among other things, the amount of premium payments to be invested and the amount of surrender and transfer requests to be affected that day.

      PLEASE REFER TO THE PROSPECTUS PROVIDED BY YOUR PARTICIPATING INSURANCE COMPANY FOR DETAILED INFORMATION DESCRIBING THE SEPARATE ACCOUNTS FOR INFORMATION REGARDING SURRENDER CHARGES, MORTALITY AND EXPENSE RISK FEES AND OTHER CHARGES THAT MAY BE ASSESSED BY THE PARTICIPATING INSURANCE COMPANIES.

PERFORMANCE HIGHLIGHTS                WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN(1) (%) (AS OF DECEMBER 31, 2005)
--------------------------------------------------------------------------------

                                                                                6-Month*  1-Year  5-Year  Life of Fund
----------------------------------------------------------------------------------------------------------------------
  WELLS FARGO ADVANTAGE MULTI CAP VALUE FUND (Incept. Date 10/10/1997)           14.12     16.50   8.54      5.87
----------------------------------------------------------------------------------------------------------------------
  Benchmarks
----------------------------------------------------------------------------------------------------------------------
    S&P 500 Index(2)                                                              5.76      4.91   0.54      5.00
----------------------------------------------------------------------------------------------------------------------
    Russell 3000(R) Value Index(3)                                                5.07      6.85   5.86      7.47

* RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

FUND CHARACTERISTICS(4) (AS OF DECEMBER 31, 2005)
-----------------------------------------------------------
   Beta**                                              1.12
-----------------------------------------------------------
   Price to Earnings Ratio (trailing 12 months)       44.64
-----------------------------------------------------------
   Price to Book Ratio                                 2.12
-----------------------------------------------------------
   Median Market Cap ($B)                            $ 0.62
-----------------------------------------------------------
   Portfolio Turnover                                   112%
-----------------------------------------------------------
   Net Asset Value (NAV)                             $13.66

**A MEASURE OF THE FUND'S SENSITIVITY TO MARKET MOVEMENTS. THE BENCHMARK BETA IS
1.00 BY DEFINITION.

SECTOR DISTRIBUTION(4) (AS OF DECEMBER 31, 2005)
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Consumer Discretionary               (7%)
Consumer Staples                     (2%)
Energy                              (24%)
Financial Services                  (12%)
Health Care                         (10%)
Industrials                         (11%)
Information Technology              (19%)
Materials                           (14%)
Telecommunications Services          (1%)

TEN LARGEST EQUITY HOLDINGS(4,5) (AS OF DECEMBER 31, 2005)
-----------------------------------------------------------
   Global Industries Limited                          4.12%
-----------------------------------------------------------
   Trilogy Energy Trust                               2.87%
-----------------------------------------------------------
   Covalent Group Incorporated                        2.21%
-----------------------------------------------------------
   Randgold Resources Limited ADR                     1.93%
-----------------------------------------------------------
   Apex Silver Mines Limited                          1.81%
-----------------------------------------------------------
   Key Energy Services Incorporated                   1.75%
-----------------------------------------------------------
   Quanta Capital Holdings Limited                    1.68%
-----------------------------------------------------------
   Sun Microsystems Incorporated                      1.66%
-----------------------------------------------------------
   McMoran Exploration Company                        1.65%
-----------------------------------------------------------
   Range Resources Corporation                        1.64%

GROWTH OF $10,000 INVESTMENT(6)
--------------------------------------------------------------------------------

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

             WELL FORGO ADVANTAGE
             MULTI CAP VALUE FUND   S&P 500 INDEX   RUSSELL 3000(R) VALUE INDEX
10/10/1997          10000             $  10,000               $  10,000
10/31/1997           9580             $   9,666               $   9,721
11/30/1997           9670             $  10,114               $  10,119
12/31/1997           9919             $  10,287               $  10,419
 1/31/1998           9578             $  10,401               $  10,267
 2/28/1998          10240             $  11,151               $  10,952
 3/31/1998          10720             $  11,721               $  11,600
 4/30/1998          10640             $  11,841               $  11,675
 5/31/1998          10220             $  11,637               $  11,479
 6/30/1998          10005             $  12,110               $  11,606
 7/31/1998           9663             $  11,981               $  11,339
 8/31/1998           7667             $  10,250               $   9,644
 9/30/1998           7817             $  10,907               $  10,196
10/31/1998           8720             $  11,794               $  10,946
11/30/1998           9663             $  12,509               $  11,438
12/31/1998          10135             $  13,229               $  11,825
 1/31/1999          10085             $  13,782               $  11,891
 2/28/1999           9803             $  13,353               $  11,674
 3/31/1999          10177             $  13,888               $  11,891
 4/30/1999          11141             $  14,425               $  13,000
 5/31/1999          11016             $  14,085               $  12,895
 6/30/1999          11016             $  14,866               $  13,276
 7/31/1999          10467             $  14,402               $  12,893
 8/31/1999           9990             $  14,331               $  12,415
 9/30/1999           9203             $  13,938               $  11,995
10/31/1999           9607             $  14,820               $  12,618
11/30/1999           9773             $  15,121               $  12,530
12/31/1999           9844             $  16,012               $  12,612
 1/31/2000           9434             $  15,208               $  12,206
 2/29/2000           8884             $  14,921               $  11,410
 3/31/2000          10093             $  16,380               $  12,701
 4/30/2000          10395             $  15,887               $  12,569
 5/31/2000          10438             $  15,561               $  12,679
 6/30/2000           9844             $  15,946               $  12,163
 7/31/2000          10006             $  15,697               $  12,332
 8/31/2000          10578             $  16,672               $  13,009
 9/30/2000          10708             $  15,791               $  13,116
10/31/2000          10881             $  15,725               $  13,414
11/30/2000          10125             $  14,486               $  12,931
12/31/2000          10615             $  14,557               $  13,625
 1/31/2001          11276             $  15,074               $  13,700
 2/28/2001          10972             $  13,700               $  13,343
 3/31/2001          10636             $  12,833               $  12,889
 4/30/2001          11417             $  13,829               $  13,519
 5/31/2001          11612             $  13,922               $  13,826
 6/30/2001          11168             $  13,583               $  13,579
 7/31/2001          11352             $  13,450               $  13,531
 8/31/2001          10875             $  12,610               $  13,023
 9/30/2001           9628             $  11,592               $  12,069
10/31/2001           9856             $  11,813               $  11,994
11/30/2001          10430             $  12,720               $  12,702
12/31/2001          11052             $  12,831               $  13,035
 1/31/2002          10684             $  12,644               $  12,955
 2/28/2002          10792             $  12,400               $  12,980
 3/31/2002          11627             $  12,866               $  13,620
 4/30/2002          11519             $  12,087               $  13,225
 5/31/2002          11291             $  11,998               $  13,251
 6/30/2002          10445             $  11,144               $  12,527
 7/31/2002           8579             $  10,276               $  11,311
 8/31/2002           8905             $  10,343               $  11,387
 9/30/2002           7896             $   9,220               $  10,152
10/31/2002           8037             $  10,030               $  10,861
11/30/2002           8601             $  10,620               $  11,558
12/31/2002           8493             $   9,996               $  11,056
 1/31/2003           8190             $   9,735               $  10,785
 2/28/2003           8038             $   9,589               $  10,493
 3/31/2003           7864             $   9,681               $  10,517
 4/30/2003           8365             $  10,479               $  11,447
 5/31/2003           9495             $  11,030               $  12,216
 6/30/2003           9506             $  11,172               $  12,373
 7/31/2003           9867             $  11,368               $  12,588
 8/31/2003          10345             $  11,590               $  12,805
 9/30/2003          10170             $  11,467               $  12,679
10/31/2003          10508             $  12,115               $  13,474
11/30/2003          10893             $  12,222               $  13,683
12/31/2003          11754             $  12,862               $  14,499
 1/31/2004          12022             $  13,099               $  14,773
 2/29/2004          12325             $  13,281               $  15,087
 3/31/2004          12278             $  13,080               $  14,981
 4/30/2004          11404             $  12,875               $  14,583
 5/31/2004          11485             $  13,051               $  14,733
 6/30/2004          12057             $  13,304               $  15,113
 7/31/2004          11555             $  12,864               $  14,859
 8/31/2004          11345             $  12,916               $  15,065
 9/30/2004          12103             $  13,056               $  15,328
10/31/2004          11905             $  13,255               $  15,581
11/30/2004          13351             $  13,791               $  16,419
12/31/2004          13724             $  14,260               $  16,955
 1/31/2005          13409             $  13,912               $  16,623
 2/28/2005          14260             $  14,205               $  17,156
 3/31/2005          13496             $  13,953               $  16,910
 4/30/2005          12606             $  13,688               $  16,560
 5/31/2005          13109             $  14,123               $  17,008
 6/30/2005          14011             $  14,143               $  17,242
 7/31/2005          14994             $  14,669               $  17,783
 8/31/2005          15427             $  14,536               $  17,676
 9/30/2005          16036             $  14,653               $  17,900
10/31/2005          15240             $  14,409               $  17,445
11/30/2005          15755             $  14,953               $  18,028
12/31/2005          15989             $  14,959               $  18,117

--------------------------------------------------------------------------------

      The views expressed are as of December 31, 2005 and are those of the Fund's manager. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE MULTI CAP VALUE FUND.

(1) The Fund's Advisor has committed through April 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's return would have been lower.

      Performance shown for the WELLS FARGO ADVANTAGE MULTI CAP VALUE FUND for periods prior to April 11, 2005 reflects the performance of the Strong Multi Cap Value Fund II, its predecessor fund.

(2) The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index with each stock's weight in the Index proportionate to its market value. You cannot invest directly in an Index.

(3) The Russell 3000(R) Value Index measures the performance of those Russell 3000(R) Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this Index are also members of either the Russell 1000(R) Value or the Russell 2000(R) Value Indices. You cannot invest directly in an Index.

(4) Sector distribution, portfolio holdings and fund characteristics are subject to change. Cash and cash equivalents are not reflected in the calculations of sector distribution, portfolio holdings and fund characteristics.

(5) The ten largest equity holdings are calculated based on the market value of the securities divided by total market value of the portfolio.

(6) The chart compares the performance of the WELLS FARGO ADVANTAGE MULTI CAP VALUE FUND for the life of the Fund with the S&P 500 Index and the Russell 3000(R) Value Index. The chart assumes a hypothetical $10,000 investment and reflects all operating expenses of the Fund.

WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS                PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE OPPORTUNITY FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE OPPORTUNITY FUND(SM) (the Fund) seeks long-term capital appreciation.

ADVISOR                                 SUBADVISOR
   Wells Fargo Funds Management, LLC       Wells Capital Management Incorporated
FUND MANAGERS                           INCEPTION DATE
   Ann M. Miletti                          05/08/1992
   Richard T. Weiss

HOW DID THE FUND PERFORM OVER THE 12-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund returned 7.88%(1) for the 12-month period ended December 31, 2005, underperforming its benchmark, the Russell Midcap Index(2), which returned 12.65%, during the same period. The Fund, however, outperformed its other benchmark, the S&P 500 Index(3), which returned 4.91% during the same period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE BY CALLING 866-765-0778.

      PERFORMANCE FIGURES OF THE FUND DO NOT REFLECT FEES CHARGED PURSUANT TO THE TERMS OF VARIABLE LIFE INSURANCE POLICIES AND VARIABLE ANNUITY CONTRACTS. IF THEY DID, RETURNS WOULD BE LOWER.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      Detracting from performance was the Fund's holdings in the media sector, where changes in advertising and delivery of media to consumers negatively affected stocks in the Fund. Specific holdings that detracted from the Fund's performance during the period included Interpublic Group of Cos, a provider of marketing and business services, and Comcast Corp, which engages in the development, management, and operation of broadband cable networks, as well as provision of programming content in the United States. In addition, the Fund held Northwest Airlines Corp., which filed for bankruptcy and dragged on performance towards the end of the period.

      Conversely, the financial and energy sectors delivered the strongest performance in the portfolio versus the benchmark. The solid performance of the financial sector was driven by stock selection. The Fund's average financial position rose 16.6% during the period versus the 11.7% in the benchmark. Holdings from the financial sector that provided significant contributions during the period included AmeriTrade Holding Corp., a provider of securities brokerage services and technology-based financial services, and ACE Ltd., a provider of insurance and reinsurance products. The Fund's overweighted position relative to the benchmark in the energy sector contributed positively to performance, as energy was the strongest sector in the market due to the continued strength in commodity prices.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      The Fund stayed true to its methodology of buying stocks that are selling at a discount to their intrinsic private market value and selling stocks that approached their private market value (the price a private investor would be willing to pay for the entire company, which we determine from a company's cash flow, asset valuations, and competitive positioning). This discipline allows us to be patient with stocks that are out-of-favor with the market, which is becoming the exception, as the market becomes more short-term focused.

      Our selection strategy of choosing equities on a stock-by-stock basis led us to be overweighted in the energy and consumer sectors and underweighted in the financial sector. We were also underweighted, to a lesser extent, in the cyclical and health care sectors. These sector weightings were fairly consistent with the prior reporting period.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      Economic indicators may be pointing to a slowing economy in 2006, especially on the consumer side. This may cause corporate earnings to decelerate from the double-digit growth rate we have experienced for the past several years to a more moderate single-digit level. While we will continue to adhere to our private market value methodology, we will focus more on downside potential and attempt to minimize the Fund's risk by choosing quality companies at attractive valuations.

      STOCK FUNDS SHOULD ONLY BE CONSIDERED FOR LONG-TERM GOALS AS VALUES FLUCTUATE IN RESPONSE TO THE ACTIVITIES OF INDIVIDUAL COMPANIES AND GENERAL MARKET AND ECONOMIC CONDITIONS. FUNDS THAT INVEST IN SMALLER COMPANIES INVOLVE ADDITIONAL RISKS BECAUSE THESE COMPANIES OFTEN HAVE LIMITED FINANCIAL RESOURCES, AND THEIR STOCKS TEND TO BE MORE VOLATILE AND LESS LIQUID THAN THOSE OF LARGER COMPANIES. INVESTMENT STRATEGIES THAT EMPHASIZE PARTICULAR MARKET SEGMENTS OR FEWER SECURITIES TEND TO INCREASE THE TOTAL RISK OF AN INVESTMENT (RELATIVE TO THE BROADER MARKET). THIS FUND IS EXPOSED TO FOREIGN INVESTMENTS RISK. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

PERFORMANCE HIGHLIGHTS                WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN(1) (%) (AS OF DECEMBER 31, 2005)
--------------------------------------------------------------------------------

                                                                          6-Month*   1-Year   5-Year      10-Year
-------------------------------------------------------------------------------------------------------------------
   WELLS FARGO ADVANTAGE OPPORTUNITY FUND(SM) (Incept. Date 05/08/1992)     7.22       7.88    4.25        11.54
-------------------------------------------------------------------------------------------------------------------
   Benchmarks                                                                                          Life of Fund
-------------------------------------------------------------------------------------------------------------------
     Russell Midcap(R) Index(2)                                             8.41      12.65    8.45        12.49
-------------------------------------------------------------------------------------------------------------------
     S&P 500 Index(3)                                                       5.76       4.91    0.54         9.07
-------------------------------------------------------------------------------------------------------------------

*     RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

FUND CHARACTERISTICS(5) (AS OF DECEMBER 31, 2005)
-------------------------------------------------------------------
Beta**                                                        0.98
-------------------------------------------------------------------
Price to Earnings Ratio (trailing 12 months)                 23.50
-------------------------------------------------------------------
Price to Book Ratio                                           2.51
-------------------------------------------------------------------
Median Market Cap ($B)                                      $ 8.42
-------------------------------------------------------------------
Portfolio Turnover                                              41%
-------------------------------------------------------------------
Net Asset Value (NAV)                                       $24.22

** A MEASURE OF THE FUND'S SENSITIVITY TO MARKET MOVEMENTS. THE BENCHMARK BETA IS 1.00 BY DEFINITION.

SECTOR DISTRIBUTION(5) (AS OF DECEMBER 31, 2005)
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Consumer Discretionary        (32%)
Consumer Staples               (2%)
Energy                        (13%)
Financials                    (14%)
Health Care                    (7%)
Industrials                    (8%)
Information Technology        (16%)
Materials                      (5%)
Telecommunication Services     (1%)
Utilities                      (2%)

TEN LARGEST EQUITY HOLDINGS(4,5) (AS OF DECEMBER 31, 2005)
--------------------------------------------------------------------------------
   Weatherford International Limited                                       3.07%
--------------------------------------------------------------------------------
   GlobalSantaFe Corporation                                               2.63%
--------------------------------------------------------------------------------
   Red Hat Incorporated                                                    2.33%
--------------------------------------------------------------------------------
   Praxair Incorporated                                                    2.06%
--------------------------------------------------------------------------------
   Nordstrom Incorporated                                                  2.02%
--------------------------------------------------------------------------------
   BJ Services Company                                                     1.98%
--------------------------------------------------------------------------------
   AutoNation Incorporated                                                 1.94%
--------------------------------------------------------------------------------
   JB Hunt Transport Services Incorporated                                 1.91%
--------------------------------------------------------------------------------
   Devon Energy Corporation                                                1.88%
--------------------------------------------------------------------------------
   ENSCO International Incorporated                                        1.85%

GROWTH OF $10,000 INVESTMENT(6)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

            WELLS FARGO ADVANTAGE
               OPPORTUNITY FUND    RUSSELL MIDCAP(R) INDEX   S&P 500 INDEX
12/31/1995           10000                  10,000              10,000
 1/31/1996           10205                  10,211              10,340
 2/29/1996           10511                  10,451              10,436
 3/31/1996           10552                  10,602              10,536
 4/30/1996           10967                  10,902              10,691
 5/31/1996           11041                  11,067              10,966
 6/30/1996           10726                  10,901              11,008
 7/31/1996           10108                  10,226              10,521
 8/31/1996           10506                  10,713              10,743
 9/30/1996           10900                  11,242              11,347
10/31/1996           11060                  11,332              11,660
11/30/1996           11845                  12,022              12,540
12/31/1996           11815                  11,900              12,292
 1/31/1997           12030                  12,345              13,060
 2/28/1997           11932                  12,326              13,162
 3/31/1997           11552                  11,802              12,623
 4/30/1997           11885                  12,096              13,375
 5/31/1997           12853                  12,979              14,188
 6/30/1997           13101                  13,403              14,824
 7/31/1997           14158                  14,521              16,002
 8/31/1997           14281                  14,364              15,106
 9/30/1997           15011                  15,183              15,932
10/31/1997           14547                  14,593              15,400
11/30/1997           14602                  14,940              16,113
12/31/1997           14822                  15,352              16,390
 1/31/1998           14802                  15,063              16,571
 2/28/1998           15990                  16,240              17,765
 3/31/1998           16927                  17,010              18,675
 4/30/1998           17306                  17,053              18,866
 5/31/1998           16664                  16,525              18,541
 6/30/1998           16811                  16,754              19,294
 7/31/1998           16223                  15,955              19,089
 8/31/1998           13439                  13,403              16,331
 9/30/1998           14352                  14,270              17,378
10/31/1998           15643                  15,243              18,790
11/30/1998           16084                  15,965              19,929
12/31/1998           16830                  16,901              21,077
 1/31/1999           17372                  16,872              21,958
 2/28/1999           16861                  16,311              21,275
 3/31/1999           17603                  16,822              22,126
 4/30/1999           19053                  18,065              22,983
 5/31/1999           19236                  18,013              22,440
 6/30/1999           20145                  18,648              23,686
 7/31/1999           20249                  18,136              22,946
 8/31/1999           19437                  17,667              22,833
 9/30/1999           19254                  17,046              22,207
10/31/1999           20372                  17,853              23,612
11/30/1999           21071                  18,367              24,092
12/31/1999           22704                  19,983              25,511
 1/31/2000           22032                  19,322              24,230
 2/29/2000           22416                  20,807              23,772
 3/31/2000           24722                  21,998              26,097
 4/30/2000           24250                  20,957              25,312
 5/31/2000           24416                  20,402              24,793
 6/30/2000           23630                  21,005              25,405
 7/31/2000           23351                  20,770              25,009
 8/31/2000           24941                  22,760              26,562
 9/30/2000           24023                  22,436              25,159
10/31/2000           24172                  22,090              25,054
11/30/2000           22599                  20,102              23,079
12/31/2000           24202                  21,631              23,192
 1/31/2001           25678                  21,980              24,016
 2/28/2001           24171                  20,642              21,828
 3/31/2001           22999                  19,361              20,446
 4/30/2001           24707                  21,017              22,033
 5/31/2001           24839                  21,408              22,181
 6/30/2001           24212                  21,207              21,642
 7/31/2001           23868                  20,600              21,429
 8/31/2001           22463                  19,808              20,090
 9/30/2001           19359                  17,419              18,469
10/31/2001           20512                  18,109              18,822
11/30/2001           22392                  19,627              20,265
12/31/2001           23306                  20,415              20,444
 1/31/2002           23066                  20,293              20,145
 2/28/2002           22527                  20,078              19,756
 3/31/2002           23689                  21,282              20,499
 4/30/2002           22431                  20,869              19,257
 5/31/2002           22275                  20,633              19,116
 6/30/2002           19771                  19,250              17,755
 7/31/2002           17518                  17,371              16,372
 8/31/2002           17530                  17,466              16,478
 9/30/2002           15529                  15,855              14,689
10/31/2002           16524                  16,656              15,980
11/30/2002           18309                  17,812              16,920
12/31/2002           17056                  17,111              15,927
 1/31/2003           16539                  16,765              15,511
 2/28/2003           16465                  16,543              15,278
 3/31/2003           16318                  16,706              15,425
 4/30/2003           17806                  17,919              16,696
 5/31/2003           19589                  19,559              17,574
 6/30/2003           19810                  19,757              17,799
 7/31/2003           20449                  20,408              18,112
 8/31/2003           21421                  21,294              18,465
 9/30/2003           21003                  21,028              18,270
10/31/2003           22196                  22,633              19,302
11/30/2003           22540                  23,268              19,472
12/31/2003           23367                  23,965              20,492
 1/31/2004           24351                  24,661              20,869
 2/29/2004           24770                  25,192              21,159
 3/31/2004           24634                  25,198              20,840
 4/30/2004           24290                  24,272              20,513
 5/31/2004           24856                  24,875              20,794
 6/30/2004           25422                  25,563              21,197
 7/31/2004           24585                  24,445              20,496
 8/31/2004           24192                  24,551              20,578
 9/30/2004           25127                  25,348              20,801
10/31/2004           25533                  26,047              21,118
11/30/2004           26812                  27,634              21,973
12/31/2004           27625                  28,810              22,720
 1/31/2005           26825                  28,097              22,166
 2/28/2005           27095                  28,965              22,631
 3/31/2005           26788                  28,737              22,231
 4/30/2005           25890                  27,821              21,808
 5/31/2005           27243                  29,153              22,502
 6/30/2005           27797                  29,937              22,533
 7/31/2005           29470                  31,515              23,371
 8/31/2005           29138                  31,294              23,159
 9/30/2005           29150                  31,711              23,346
10/31/2005           28387                  30,759              22,956
11/30/2005           29544                  32,125              23,824
12/31/2005           29803                  32,456              23,834

--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS are available for purchase through certain variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies. The participating insurance companies and their separate accounts are the shareholders or investors in the Fund and the separate accounts of the participating insurance companies place orders to purchase and redeem shares of the Fund based on, among other things, the amount of premium payments to be invested and the amount of surrender and transfer requests to be affected that day.

      PLEASE REFER TO THE PROSPECTUS PROVIDED BY YOUR PARTICIPATING INSURANCE COMPANY FOR DETAILED INFORMATION DESCRIBING THE SEPARATE ACCOUNTS FOR INFORMATION REGARDING SURRENDER CHARGES, MORTALITY AND EXPENSE RISK FEES AND OTHER CHARGES THAT MAY BE ASSESSED BY THE PARTICIPATING INSURANCE COMPANIES.

      The views expressed are as of December 31, 2005 and are those of the Fund's managers. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE OPPORTUNITY FUND.

(1) The Fund's Advisor has committed through April 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's return would have been lower.

      Performance shown for the WELLS FARGO ADVANTAGE OPPORTUNITY FUND(SM) for periods prior to April 11, 2005 reflects the performance of the Strong Opportunity Fund II, its predecessor fund.

(2) The Russell Midcap(R) Index measures the performance of the 800 smallest companies in the Russell 1000(R) Index, which represent approximately 25% of the total market capitalization of the Russell 1000(R) Index. You cannot invest directly in an Index.

(3) The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index with each stock's weight in the Index proportionate to its market value. You cannot invest directly in an Index.

(4) The ten largest equity holdings are calculated based on the market value of the securities divided by total market value of the portfolio.

(5) Portfolio  holdings,  Fund  characteristics  and  sector  distributions  are subject to change. Cash and cash equivalents are not reflected in the calculations of sector distribution, portfolio holdings and fund characteristics.

(6) The chart compares the performance of the WELLS FARGO ADVANTAGE OPPORTUNITY FUND(SM) for the most recent ten years of the Fund with the S&P 500 Index and the Russell Midcap(R) Index. The chart assumes a hypothetical $10,000 investment and reflects all operating expenses of the Fund.

WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS                PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE SMALL CAP GROWTH FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE SMALL CAP GROWTH FUND (the Fund) seeks long-term capital appreciation.

ADVISOR                                 SUBADVISOR
   Wells Fargo Funds Management, LLC       Wells Capital Management Incorporated
FUND MANAGERS                           INCEPTION DATE
   Jerome "Cam" Philpott, CFA              05/01/1995
   Stuart Roberts

HOW DID THE FUND PERFORM OVER THE 12-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund returned 6.24%(1) for the 12-month period ended December 31, 2005, outperforming its broad-based benchmark, the Russell 2000(R) Index(2), which returned 4.55% for the same period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE BY CALLING 866-765-0778.

      PERFORMANCE FIGURES OF THE FUND DO NOT REFLECT FEES CHARGED PURSUANT TO THE TERMS OF VARIABLE LIFE INSURANCE POLICIES AND VARIABLE ANNUITY CONTRACTS. IF THEY DID, RETURNS WOULD BE LOWER.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      Rising interest rates and concerns over weakening consumer spending provided the U.S. equity market with plenty of volatility during 2005. Soaring energy prices led to strong gains in the energy sector, but overall market returns were generally modest.

      Top performing sectors included financials, telecommunication services, and industrials. Appreciation in CB Richard Ellis Group Inc. and the market expansion of OptionXpress bolstered the financial sectors. NII Holdings and UbiquiTel, telecommunications holdings, both benefited from margin growth, while NII Holdings also received positive market expansion. Industrials benefited from holdings including Gardner Denver, Labor Ready, and Wesco International.

      Energy and healthcare sectors were our biggest detractors. Energy performed well due to higher oil prices, but our lack of exposure hurt relative performance. In the healthcare sector, stock selection detracted from performance when compared to the benchmark. Negative market developments hurt stocks like Eyetech Pharmaceuticals and SFBC International.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      Our biggest changes in allocations came through an increase in consumer discretionary and information technologies, and a decrease in industrials. Examples of purchases in the consumer discretionary sector include GameStop Corp. and Children's Place Retail Stores, two stocks that have performed very well for the Fund. We also added to information technology through purchases of such companies as Integrated Device Technologies and Wright Express. We decreased our exposure in the industrials sector mostly due to profit-taking in companies that met our price targets. Labor Ready is an example of a company that performed quite well, up 47% for the year, and we decided to take profits.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      We believe the underlying economic backdrop is stronger than broadly believed and the challenges confronting equity investors during 2005 were primarily higher energy prices and higher interest rates. Energy prices remained high throughout most of the year even though there was a slight retreat from absolute highs following hurricanes Katrina and Rita. The economy demonstrated it could grow at reasonable rates with energy prices at existing levels, so we do not view the current energy price levels as a significant obstacle to corporate profits.

      Investors are more concerned about interest rates than any other variable. We do not know when the Federal Reserve Board (the Fed) will pull back on its policy of incremental rate increases, but historical evidence along with recent trading activity suggest equity multiples will expand when the Fed halts interest rate increases.

      The central component to our particular investment style has been individual company fundamentals. We currently own more companies serving businesses than consumers, but the portfolio is broadly diversified across the economic spectrum. In general, we do not think companies were given enough credit in 2005 for the earnings growth they recorded. Finally, solid company earnings combined with a possible pull-back by the Fed on interest rate hikes may bode well for equity investors in the year ahead.

      STOCK FUNDS SHOULD ONLY BE CONSIDERED FOR LONG-TERM GOALS AS VALUES FLUCTUATE IN RESPONSE TO THE ACTIVITIES OF INDIVIDUAL COMPANIES AND GENERAL MARKET AND ECONOMIC CONDITIONS. FUNDS THAT INVEST IN SMALLER COMPANIES INVOLVE ADDITIONAL RISKS BECAUSE THESE COMPANIES OFTEN HAVE LIMITED FINANCIAL RESOURCES, AND THEIR STOCKS TEND TO BE MORE VOLATILE AND LESS LIQUID THAN THOSE OF LARGER COMPANIES. THE FUND'S INVESTMENT PROCESS MAY, AT TIMES, RESULT IN HIGHER THAN AVERAGE PORTFOLIO TURNOVER AND INCREASED TRADING EXPENSES, AND MAY GENERATE HIGHER SHORT-TERM CAPITAL GAINS. INVESTMENT STRATEGIES THAT EMPHASIZE PARTICULAR MARKET SEGMENTS OR FEWER SECURITIES TEND TO INCREASE THE TOTAL RISK OF AN INVESTMENT (RELATIVE TO THE BROADER MARKET). THIS FUND IS EXPOSED TO FOREIGN INVESTMENTS RISK. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS are available for purchase through certain variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies. The participating insurance companies and their separate accounts are the shareholders or investors in the Fund and the separate accounts of the participating insurance companies place orders to purchase and redeem shares of the Fund based on, among other things, the amount of premium payments to be invested and the amount of surrender and transfer requests to be affected that day.

      PLEASE REFER TO THE PROSPECTUS PROVIDED BY YOUR PARTICIPATING INSURANCE COMPANY FOR DETAILED INFORMATION DESCRIBING THE SEPARATE ACCOUNTS FOR INFORMATION REGARDING SURRENDER CHARGES, MORTALITY AND EXPENSE RISK FEES AND OTHER CHARGES THAT MAY BE ASSESSED BY THE PARTICIPATING INSURANCE COMPANIES.

PERFORMANCE HIGHLIGHTS                WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN(1) (%) (AS OF DECEMBER 31, 2005)
--------------------------------------------------------------------------------

                                                                           6-Month*   1-Year   5-Year   10-Year
---------------------------------------------------------------------------------------------------------------
   WELLS FARGO ADVANTAGE SMALL CAP GROWTH FUND (Incept. Date 05/01/1995)     9.74      6.24    (4.28)    2.47
---------------------------------------------------------------------------------------------------------------
   Benchmark
---------------------------------------------------------------------------------------------------------------
      Russell 2000(R) Index(2)                                               5.88      4.55     8.22     9.26
---------------------------------------------------------------------------------------------------------------

*     RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

FUND CHARACTERISTICS(3) (AS OF DECEMBER 31, 2005)
--------------------------------------------------------------------------------
   Beta**                                                                  0.96
--------------------------------------------------------------------------------
   Price to Earnings Ratio (trailing 12 months)                           31.85
--------------------------------------------------------------------------------
   Price to Book Ratio                                                     3.12
--------------------------------------------------------------------------------
   Median Market Cap ($B)                                               $  0.96
--------------------------------------------------------------------------------
   Portfolio Turnover                                                       128%
--------------------------------------------------------------------------------
   Net Asset Value (NAV)                                                $  8.34

** A MEASURE OF THE FUND'S SENSITIVITY TO MARKET MOVEMENTS. THE BENCHMARK BETA IS 1.00 BY DEFINITION.

SECTOR DISTRIBUTION(3) (AS OF DECEMBER 31, 2005)
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Consumer Discretionary       (17%)
Energy                        (2%)
Financial Services            (6%)
Health Care                  (21%)
Industrials                  (20%)
Information Technology       (29%)
Materials                     (2%)
Telecommunications Services   (3%)

TEN LARGEST EQUITY HOLDINGS(3,4)   (AS OF DECEMBER 31, 2005)
----------------------------------------------------------------
   Resources Connection Incorporated                       3.27%
----------------------------------------------------------------
   Gardner Denver Incorporated                             2.85%
----------------------------------------------------------------
   WESCO International Incorporated                        2.60%
----------------------------------------------------------------
   WebEx Communications Incorporated                       2.57%
----------------------------------------------------------------
   ValueClick Incorporated                                 2.49%
----------------------------------------------------------------
   Wright Express Corporation                              2.28%
----------------------------------------------------------------
   Integrated Device Technology Incorporated               2.18%
----------------------------------------------------------------
   Priceline.com Incorporated                              2.15%
----------------------------------------------------------------
   Quest Software Incorporated                             2.02%
----------------------------------------------------------------
   SI International Incorporated                           1.91%

GROWTH OF $10,000 INVESTMENT(5)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

             WELLS FARGO ADVANTAGE
             SMALL CAP GROWTH FUND  RUSSELL 2000(R) INDEX
12/31/1995           10000                 10,000
 1/31/1996           10036                  9,989
 2/29/1996           10312                 10,301
 3/31/1996           10767                 10,511
 4/30/1996           11980                 11,073
 5/31/1996           12435                 11,509
 6/30/1996           11561                 11,036
 7/31/1996           10446                 10,073
 8/31/1996           11365                 10,658
 9/30/1996           11918                 11,075
10/31/1996           12150                 10,904
11/30/1996           12721                 11,354
12/31/1996           13147                 11,651
 1/31/1997           13429                 11,884
 2/28/1997           12670                 11,596
 3/31/1997           11628                 11,049
 4/30/1997           11287                 11,080
 5/31/1997           13565                 12,313
 6/30/1997           13809                 12,841
 7/31/1997           14695                 13,439
 8/31/1997           15065                 13,746
 9/30/1997           16195                 14,753
10/31/1997           15153                 14,105
11/30/1997           14510                 14,013
12/31/1997           14433                 14,258
 1/31/1998           14094                 14,033
 2/28/1998           15428                 15,070
 3/31/1998           15858                 15,691
 4/30/1998           15892                 15,777
 5/31/1998           14738                 14,927
 6/30/1998           14863                 14,958
 7/31/1998           13279                 13,747
 8/31/1998           10191                 11,077
 9/30/1998           10712                 11,944
10/31/1998           11164                 12,432
11/30/1998           11820                 13,083
12/31/1998           12344                 13,893
 1/31/1999           11958                 14,078
 2/28/1999           10835                 12,938
 3/31/1999           10597                 13,139
 4/30/1999           11198                 14,317
 5/31/1999           11175                 14,526
 6/30/1999           11754                 15,182
 7/31/1999           11743                 14,766
 8/31/1999           11822                 14,220
 9/30/1999           12276                 14,223
10/31/1999           14080                 14,281
11/30/1999           16440                 15,134
12/31/1999           20524                 16,847
 1/31/2000           20978                 16,576
 2/29/2000           26140                 19,312
 3/31/2000           22770                 18,040
 4/30/2000           19991                 16,954
 5/31/2000           17869                 15,965
 6/30/2000           22192                 17,357
 7/31/2000           20864                 16,798
 8/31/2000           23605                 18,080
 9/30/2000           23081                 17,549
10/31/2000           19877                 16,766
11/30/2000           14855                 15,044
12/31/2000           15890                 16,336
 1/31/2001           16073                 17,187
 2/28/2001           12767                 16,060
 3/31/2001           10914                 15,275
 4/30/2001           12705                 16,469
 5/31/2001           12721                 16,874
 6/30/2001           13027                 17,456
 7/31/2001           12216                 16,512
 8/31/2001           11251                 15,979
 9/30/2001           9292                  13,828
10/31/2001           10379                 14,637
11/30/2001           11175                 15,770
12/31/2001           12017                 16,743
 1/31/2002           11420                 16,569
 2/28/2002           10409                 16,115
 3/31/2002           11297                 17,410
 4/30/2002           10777                 17,569
 5/31/2002           10134                 16,789
 6/30/2002            9261                 15,956
 7/31/2002            7516                 13,547
 8/31/2002            7486                 13,513
 9/30/2002            6873                 12,543
10/31/2002            7409                 12,945
11/30/2002            7960                 14,100
12/31/2002            7424                 13,314
 1/31/2003            7118                 12,946
 2/28/2003            6980                 12,555
 3/31/2003            7011                 12,717
 4/30/2003            7730                 13,922
 5/31/2003            8373                 15,416
 6/30/2003            8680                 15,695
 7/31/2003            9093                 16,678
 8/31/2003            9521                 17,441
 9/30/2003            9231                 17,119
10/31/2003           10149                 18,557
11/30/2003           10471                 19,216
12/31/2003           10562                 19,606
 1/31/2004           11159                 20,456
 2/29/2004           11175                 20,641
 3/31/2004           11481                 20,833
 4/30/2004           10945                 19,770
 5/31/2004           11358                 20,084
 6/30/2004           11527                 20,930
 7/31/2004           10226                 19,521
 8/31/2004            9797                 19,420
 9/30/2004           10440                 20,332
10/31/2004           10761                 20,732
11/30/2004           11267                 22,531
12/31/2004           12017                 23,197
 1/31/2005           11496                 22,230
 2/28/2005           11328                 22,606
 3/31/2005           11098                 21,959
 4/30/2005           10471                 20,701
 5/31/2005           11144                 22,057
 6/30/2005           11634                 22,908
 7/31/2005           12430                 24,361
 8/31/2005           12323                 23,910
 9/30/2005           12476                 23,984
10/31/2005           12139                 23,238
11/30/2005           12950                 24,365
12/31/2005           12767                 24,253

--------------------------------------------------------------------------------

      The views expressed are as of December 31, 2005 and are those of the Fund's managers. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE SMALL CAP GROWTH FUND.

(1) The Fund's Advisor has committed through April 30, 2006, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower.

      Performance shown for the Fund for periods prior to September 20,1999 reflects performance of the Norwest Small Company Stock Fund, its predecessor fund.

(2) The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which represents approximately 8% of the total market capitalization of the Russell 3000(R) Index. You cannot invest directly in an Index.

(3) Portfolio holdings, sector distributions and Fund characteristics are subject to change. Cash and cash equivalents are not reflected in the calculations of sector distribution, portfolio holdings and fund characteristics.

(4) The ten largest equity holdings are calculated based on the market value of the securities divided by total market value of the fund.

(5) The chart compares the performance of the WELLS FARGO ADVANTAGE SMALL CAP GROWTH FUND for the most recent ten years with the Russell 2000(R) Index. The chart assumes a hypothetical $10,000 investment and reflects all operating expenses of the Fund.

WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS                PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE TOTAL RETURN BOND FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE TOTAL RETURN BOND FUND (the Fund) seeks total return consisting of income and capital appreciation.

ADVISOR                                 SUBADVISOR
   Wells Fargo Funds Management, LLC       Wells Capital Management Incorporated
FUND MANAGERS                           INCEPTION DATE
   William Stevens                         09/20/1999
   Marie Chandoha
   Thomas O'Connor, CFA

HOW DID THE FUND PERFORM OVER THE 12-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund returned 1.90%1 for the 12-month period ended December 31, 2005, underperforming its benchmark, the Lehman Brothers U.S. Aggregate Bond Index(2) which returned 2.43% during the same period, and slightly underperforming the Lehman Brothers U.S. Credit Bond Index(3), which returned 1.97%, during the same period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE BY CALLING 866-765-0778.

      PERFORMANCE FIGURES OF THE FUND DO NOT REFLECT FEES CHARGED PURSUANT TO THE TERMS OF VARIABLE LIFE INSURANCE POLICIES AND VARIABLE ANNUITY CONTRACTS. IF THEY DID, RETURNS WOULD BE LOWER.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      The Fund's investment style relies on finding relative value opportunities. During 2005, lower-than-average market volatility limited our ability to add value through relative value trades or by finding other dislocations in the market.

      In the early part of the year, the yield curve and the Fund's overweighted position in the corporate sector detracted from performance. Specific issue detractors included JC Penney, which was impacted by leveraged buyout rumors, GMAC, Ford, Georgia Pacific, TXU, Kroger, and Royal Bank of Scotland. In mortgages, our underweighted position to the 30-year Government National Mortgage Association (GNMA) sector negatively impacted performance as foreign buying overwhelmed the low supply in the sector. Our underweighted position to the outperforming 15-year 4.5% coupon also detracted from performance.

      On the positive side, the Fund's overweighted position to the Commercial Mortgage Backed Securities (CMBS) and Asset Backed Securities (ABS) sectors modestly added to performance. From a security selection perspective, top contributors in corporate bonds were Daimler Chrysler, Residential Capital, Russia, Lazard, Time Warner, Energy Transfer Partners, May Department Stores, AT&T Corporation, and Amerada Hess. In the mortgage sector, we performed some well-timed relative value trades during the year in the Collateralized Mortgage Obligations (CMO) sector. Our overweight to the 15-year Federal Home Loans Mortgage Corporation (FHLMC) pools also added to performance.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      For most of the period, we kept the portfolio neutral in duration and yield curve compared to its benchmark, and focused on finding undervalued securities and relative value in the markets within the Fund's strategy. The Fund ended the year with the portfolio duration slightly shorter than its benchmark.

      The Fund maintained a close-to-neutral weighting in mortgages on a risk-adjusted basis for most of the period. In mid-November, when mortgages reached their cheapest valuations of the year, we increased our risk-adjusted overweighted position to 3%.

      Mid-year, we increased our CMBS exposure to an overweighted position of 6% on a dollar duration basis, relative to its benchmark, as we felt the sector offered relative value versus mortgages and agencies. In mid-November, as we edged up our mortgage exposure, we in turn reduced our CMBS exposure on concerns about spread widening due to a heavy December issuance calendar. We ended the year 4% overweighted in CMBS.

      The Fund maintained a slightly overweighted position in corporates, on a risk-adjusted basis, for most of the period. In late 2005 we reduced our overweighted exposure to an almost neutral positioning in corporate bonds reflecting our caution going into 2006 and desire to take advantage of a heavy new issue calendar in January. Our largest industry overweights remain in insurance, real estate investment trusts (REITs), and energy. We have been cautious since last summer in the cable, media, and telecommunications sectors and continue to maintain underweighted exposure. The expectation is to reinvest in these sectors at more attractive valuations.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      We believe the Federal Reserve Board is nearing the end of its tightening cycle, and we expect that volatility will increase and that the portfolio may be well positioned to take advantage of this shift. While fundamentals are still strong across sectors and economic growth continues to be solid, we believe fundamentals for many sectors have peaked and are now on a slow decline.

      In corporate bonds, we expect profitability to slow, but remain positive. Balance sheet liquidity is strong, but we believe will continue to decline as companies pursue shareholder-friendly activities such as share buybacks. Leveraged buyout risk continues to be of concern, particularly in industrials. The technicals, however, remain surprisingly strong. Structured corporate issues (Collateralized Debt Obligations or CDOs) and overseas buying remain strong supporters of valuation levels. We are also closely watching the ever-evolving derivative markets; they are playing a bigger role in creating volatility in both corporate bonds and structured products like CMBS and ABS. These flows may increasingly dominate the cash markets, and at times, valuation levels. Mortgages are trading at fair levels, but we are paying close attention to both overseas and domestic bank buying of these instruments.

      BOND FUND VALUES FLUCTUATE IN RESPONSE TO THE FINANCIAL CONDITION OF INDIVIDUAL ISSUERS, GENERAL MARKET AND ECONOMIC CONDITIONS, AND CHANGES IN INTEREST RATES. IN GENERAL, WHEN INTEREST RATES RISE, BOND FUND VALUES FALL AND INVESTORS CAN LOSE PRINCIPAL VALUE. INVESTMENT STRATEGIES THAT EMPHASIZE PARTICULAR MARKET SEGMENTS OR FEWER SECURITIES TEND TO INCREASE THE TOTAL RISK OF AN INVESTMENT (RELATIVE TO THE BROADER MARKET). THIS FUND IS EXPOSED TO FOREIGN INVESTMENTS RISK. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS are available for purchase through certain variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies. The participating insurance companies and their separate accounts are the shareholders or investors in the Fund and the separate accounts of the participating insurance companies place orders to purchase and redeem shares of the Fund based on, among other things, the amount of premium payments to be invested and the amount of surrender and transfer requests to be affected that day.

PERFORMANCE HIGHLIGHTS                WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN(1) (%) (AS OF DECEMBER 31, 2005)
--------------------------------------------------------------------------------

                                                                            6-Month*   1-Year   5-Year   Life of Fund
---------------------------------------------------------------------------------------------------------------------
   WELLS FARGO ADVANTAGE TOTAL RETURN BOND FUND (Incept. Date 09/20/1999)    (0.38)     1.90     5.94        6.30
---------------------------------------------------------------------------------------------------------------------
   Benchmarks
---------------------------------------------------------------------------------------------------------------------
      Lehman Brothers U.S. Aggregate Bond Index(2)                           (0.08)     2.43     5.87        6.51
---------------------------------------------------------------------------------------------------------------------
      Lehman Brothers U.S. Credit Bond Index(3)                               0.99      1.97     7.11        7.19

* RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

FUND CHARACTERISTICS(4) (AS OF DECEMBER 31, 2005)
------------------------------------------------------
   Average Credit Quality(5)                       Aa1
------------------------------------------------------
   Weighted Average Coupon                       5.19%
------------------------------------------------------
   Weighted Average Maturity                6.51 years
------------------------------------------------------
   Average Duration                         4.53 years
------------------------------------------------------
   Portfolio Turnover                             714%
------------------------------------------------------
   Distribution Rate(6)                          3.99%
------------------------------------------------------
   30-Day SEC Yield(7)                           3.89%
------------------------------------------------------
   Net Asset Value (NAV)                         $9.86

SECTOR DISTRIBUTION(4) (AS OF DECEMBER 31, 2005)
--------------------------------------------------------------------------------
ABS/CMBS(9)                (19%)
MBS(10)                    (20%)
U.S. Agency Securities      (8%)
Corporate Bonds & Notes    (15%)
U.S. Treasury Securities   (15%)
CMO(11)                    (23%)

GROWTH OF $10,000 INVESTMENT(8)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

             WELLS FARGO ADVANTAGE    LEHMAN BROTHERS U.S.  LEHMAN BROTHERS U.S.
             TOTAL RETURN BOND FUND   AGGREGATE BOND INDEX   CREDIT BOND INDEX
 9/20/1999            10000                 $ 10,000               $ 10,000
 9/30/1999            10005                 $ 10,028               $ 10,109
10/31/1999            10060                   10,065               $ 10,155
11/30/1999            10030                   10,064               $ 10,166
12/31/1999             9984                   10,016               $ 10,112
 1/31/2000             9958                    9,983               $ 10,076
 2/29/2000            10082                   10,104               $ 10,170
 3/31/2000            10252                   10,237               $ 10,257
 4/30/2000            10059                   10,208               $ 10,166
 5/31/2000            10011                   10,203               $ 10,129
 6/30/2000            10244                   10,415               $ 10,383
 7/31/2000            10342                   10,510               $ 10,509
 8/31/2000            10515                   10,662               $ 10,645
 9/30/2000            10539                   10,730               $ 10,702
10/31/2000            10587                   10,800               $ 10,712
11/30/2000            10729                   10,978               $ 10,852
12/31/2000            11004                   11,182               $ 11,062
 1/31/2001            11202                   11,365               $ 11,365
 2/28/2001            11343                   11,464               $ 11,464
 3/31/2001            11369                   11,521               $ 11,535
 4/30/2001            11274                   11,473               $ 11,494
 5/31/2001            11346                   11,542               $ 11,599
 6/30/2001            11350                   11,586               $ 11,658
 7/31/2001            11647                   11,845               $ 11,963
 8/31/2001            11787                   11,981               $ 12,123
 9/30/2001            11687                   12,122               $ 12,105
10/31/2001            11987                   12,375               $ 12,405
11/30/2001            11932                   12,204               $ 12,297
12/31/2001            11820                   12,126               $ 12,212
 1/31/2002            11881                   12,224               $ 12,316
 2/28/2002            11948                   12,343               $ 12,410
 3/31/2002            11819                   12,138               $ 12,180
 4/30/2002            12021                   12,373               $ 12,349
 5/31/2002            12132                   12,479               $ 12,512
 6/30/2002            12085                   12,586               $ 12,532
 7/31/2002            12006                   12,738               $ 12,526
 8/31/2002            12247                   12,953               $ 12,851
 9/30/2002            12413                   13,163               $ 13,095
10/31/2002            12291                   13,103               $ 12,943
11/30/2002            12455                   13,099               $ 13,111
12/31/2002            12735                   13,370               $ 13,498
 1/31/2003            12780                   13,381               $ 13,541
 2/28/2003            13009                   13,566               $ 13,812
 3/31/2003            13081                   13,555               $ 13,822
 4/30/2003            13388                   13,667               $ 14,077
 5/31/2003            13709                   13,921               $ 14,521
 6/30/2003            13720                   13,893               $ 14,484
 7/31/2003            13270                   13,427               $ 13,867
 8/31/2003            13397                   13,515               $ 13,976
 9/30/2003            13775                   13,873               $ 14,463
10/31/2003            13642                   13,744               $ 14,309
11/30/2003            13663                   13,777               $ 14,374
12/31/2003            13805                   13,918               $ 14,534
 1/31/2004            13921                   14,029               $ 14,681
 2/29/2004            14073                   14,181               $ 14,866
 3/31/2004            14172                   14,287               $ 15,010
 4/30/2004            13828                   13,916               $ 14,537
 5/31/2004            13777                   13,860               $ 14,435
 6/30/2004            13842                   13,939               $ 14,496
 7/31/2004            13981                   14,077               $ 14,675
 8/31/2004            14234                   14,346               $ 15,021
 9/30/2004            14274                   14,384               $ 15,106
10/31/2004            14385                   14,505               $ 15,252
11/30/2004            14270                   14,389               $ 15,099
12/31/2004            14411                   14,522               $ 15,296
 1/31/2005            14496                   14,613               $ 15,417
 2/28/2005            14422                   14,527               $ 15,326
 3/31/2005            14322                   14,453               $ 15,135
 4/30/2005            14509                   14,648               $ 15,337
 5/31/2005            14668                   14,806               $ 15,552
 6/30/2005            14741                   14,888               $ 15,675
 7/31/2005            14601                   14,752               $ 15,518
 8/31/2005            14778                   14,941               $ 15,754
 9/30/2005            14617                   14,787               $ 15,518
10/31/2005            14501                   14,670               $ 15,349
11/30/2005            14548                   14,735               $ 15,442
12/31/2005            14685                   14,875               $ 15,595

-------------------------------------------------------------------------------

      PLEASE REFER TO THE PROSPECTUS PROVIDED BY YOUR PARTICIPATING INSURANCE COMPANY FOR DETAILED INFORMATION DESCRIBING THE SEPARATE ACCOUNTS FOR INFORMATION REGARDING SURRENDER CHARGES, MORTALITY AND EXPENSE RISK FEES AND OTHER CHARGES THAT MAY BE ASSESSED BY THE PARTICIPATING INSURANCE COMPANIES.

      The views expressed are as of December 31, 2005 and are those of the Fund's managers. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE TOTAL RETURN BOND FUND.

(1) The Fund's Advisor has committed through April 30, 2006, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's return would have been lower.

(2) The Lehman Brothers U.S. Aggregate Bond Index is composed of the Lehman Brothers Government/Credit Index and the Mortgage-Backed Securities Index and includes U.S. Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities. You cannot invest directly in an Index.

(3) The Lehman Brothers U.S. Credit Bond Index contains publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. To qualify, bonds must be SEC-registered. You cannot invest directly in an Index.

(4) Sector distribution and Fund characteristics are subject to change. Cash and cash equivalents are not reflected in the calculations of sector distribution, portfolio holdings and fund characteristics.

(5) The average credit quality is compiled from the ratings of Standard & Poor's and/or Moody's Investors Service (together "rating agencies"). Standard & Poor's is a trademark of McGraw-Hill, Inc., and has been licensed. The Fund is not sponsored, sold or promoted by these rating agencies and these rating agencies make no representation regarding the advisability of investing in the Fund.

(6) The distribution rate is based on the actual distributions made by the Fund. The distribution rate is calculated by annualizing the Fund's most recent income dividend and dividing that figure by the applicable current public offering price.

(7) SEC yields include the actual amount of interest earned adjusted by any gain or loss realized due to the return of principal, less expenses and the maximum offering price calculated on a 30-day month-end basis.

(8) The chart compares the performance of the WELLS FARGO ADVANTAGE TOTAL RETURN BOND FUND for the life of the Fund with the Lehman Brothers U.S. Aggregate Bond Index and the Lehman Brothers U.S. Credit Bond Index. The chart assumes a hypothetical $10,000 investment and reflects all operating expenses of the Fund.

(9) ABS/CMBS -- Asset-Backed Securities/Commercial Mortgage-Backed Securities.

(10) MBS -- Mortgage-Backed Securities.

(11) CMO -- Collateralized Mortgage Obligations.

WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS             FUND EXPENSES (UNAUDITED)
--------------------------------------------------------------------------------

      As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees (if any) and exchange fees (if any); and (2) ongoing costs, including management fees; distribution (12b-1) and/or shareholder service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

      The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2005 to December 31, 2005).

ACTUAL EXPENSES

      The "Actual" line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Actual" line under the heading entitled "Expenses Paid During Period" for your applicable class of shares to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The "Hypothetical" line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the "Hypothetical" line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                      Beginning     Ending
                                                       Account      Account      Expenses    Net Annual
                                                        Value        Value     Paid During     Expense
      Asset Allocation Fund                           07/01/05     12/31/05    the Period*      Ratio
-------------------------------------------------------------------------------------------------------
      Actual                                         $ 1,000.00   $ 1,040.30     $ 5.14         1.00%
-------------------------------------------------------------------------------------------------------
      Hypothetical (5% return before expenses)       $ 1,000.00   $ 1,020.16     $ 5.09         1.00%

      C&B Large Cap Value Fund
-------------------------------------------------------------------------------------------------------
      Actual                                         $ 1,000.00   $ 1,018.20     $ 5.09         1.00%
-------------------------------------------------------------------------------------------------------
      Hypothetical (5% return before expenses)       $ 1,000.00   $ 1,020.16     $ 5.09         1.00%

      Discovery Fund
-------------------------------------------------------------------------------------------------------
      Actual                                         $ 1,000.00   $ 1,091.30     $ 6.22         1.15%
-------------------------------------------------------------------------------------------------------
      Hypothetical (5% return before expenses)       $ 1,000.00   $ 1,019.41     $ 6.01         1.15%

      Equity Income Fund
-------------------------------------------------------------------------------------------------------
      Actual                                         $ 1,000.00   $ 1,044.40     $ 5.15         1.00%
-------------------------------------------------------------------------------------------------------
      Hypothetical (5% return before expenses)       $ 1,000.00   $ 1,020.16     $ 5.09         1.00%

      International Core Fund
-------------------------------------------------------------------------------------------------------
      Actual                                         $ 1,000.00   $ 1,107.40     $ 5.31         1.00%
-------------------------------------------------------------------------------------------------------
      Hypothetical (5% return before expenses)       $ 1,000.00   $ 1,020.16     $ 5.09         1.00%

      Large Company Core Fund
-------------------------------------------------------------------------------------------------------
      Actual                                         $ 1,000.00   $ 1,040.10     $ 5.14         1.00%
-------------------------------------------------------------------------------------------------------
      Hypothetical (5% return before expenses)       $ 1,000.00   $ 1,020.16     $ 5.09         1.00%

      Large Company Growth Fund
-------------------------------------------------------------------------------------------------------
      Actual                                         $ 1,000.00   $ 1,097.80     $ 5.29         1.00%
-------------------------------------------------------------------------------------------------------
      Hypothetical (5% return before expenses)       $ 1,000.00   $ 1,020.16     $ 5.09         1.00%

FUND EXPENSES (UNAUDITED)             WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS
--------------------------------------------------------------------------------

                                                      Beginning     Ending
                                                       Account      Account     Expenses     Net Annual
                                                        Value        Value     Paid During     Expense
      Money Market Fund                                07/01/05    12/31/05    the Period*      Ratio
-------------------------------------------------------------------------------------------------------
      Actual                                         $ 1,000.00   $ 1,015.20     $ 3.81         0.75%
-------------------------------------------------------------------------------------------------------
      Hypothetical (5% return before expenses)       $ 1,000.00   $ 1,021.42     $ 3.82         0.75%

      Multi Cap Value Fund
-------------------------------------------------------------------------------------------------------
      Actual                                         $ 1,000.00   $ 1,141.20     $ 6.21         1.14%
-------------------------------------------------------------------------------------------------------
      Hypothetical (5% return before expenses)       $ 1,000.00   $ 1,019.46     $ 5.85         1.14%

      Opportunity Fund
-------------------------------------------------------------------------------------------------------
      Actual                                         $ 1,000.00   $ 1,072.20     $ 5.80         1.07%
-------------------------------------------------------------------------------------------------------
      Hypothetical (5% return before expenses)       $ 1,000.00   $ 1,019.81     $ 5.65         1.07%

      Small Cap Growth Fund
-------------------------------------------------------------------------------------------------------
      Actual                                         $ 1,000.00   $ 1,097.40     $ 6.34         1.20%
-------------------------------------------------------------------------------------------------------
      Hypothetical (5% return before expenses)       $ 1,000.00   $ 1,019.16     $ 6.11         1.20%

      Total Return Bond Fund
-------------------------------------------------------------------------------------------------------
      Actual                                         $ 1,000.00      $996.20     $ 4.53         0.90%
-------------------------------------------------------------------------------------------------------
      Hypothetical (5% return before expenses)       $ 1,000.00   $ 1,020.67     $ 4.58         0.90%

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSES RATIO MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR DIVIDED BY THE NUMBER OF DAYS IN THE FISCAL YEAR (TO REFLECT THE ONE-HALF YEAR PERIOD).

WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS

                                   PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2005
--------------------------------------------------------------------------------

   ASSET ALLOCATION FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
COMMON STOCKS - 55.99%

AMUSEMENT & RECREATION SERVICES - 0.12%
              1    CCE SPINCO INCORPORATED+                                                                         $              8
          2,828    HARRAH'S ENTERTAINMENT INCORPORATED                                                                       201,608
          5,185    INTERNATIONAL GAME TECHNOLOGY                                                                             159,595

                                                                                                                             361,211
                                                                                                                    ----------------
APPAREL & ACCESSORY STORES - 0.21%
          8,832    GAP INCORPORATED                                                                                          155,797
          5,305    KOHL'S CORPORATION+                                                                                       257,823
          5,358    LIMITED BRANDS                                                                                            119,751
          3,363    NORDSTROM INCORPORATED                                                                                    125,776

                                                                                                                             659,147
                                                                                                                    ----------------
APPAREL & OTHER FINISHED PRODUCTS MADE FROM FABRICS & SIMILAR MATERIALS - 0.06%
          1,797    JONES APPAREL GROUP INCORPORATED                                                                           55,204
          1,641    LIZ CLAIBORNE INCORPORATED                                                                                 58,781
          1,368    VF CORPORATION                                                                                             75,705

                                                                                                                             189,690
                                                                                                                    ----------------
AUTOMOTIVE DEALERS & GASOLINE SERVICE STATIONS - 0.05%
          2,785    AUTONATION INCORPORATED+                                                                                   60,518
            849    AUTOZONE INCORPORATED+                                                                                     77,896

                                                                                                                             138,414
                                                                                                                    ----------------
AUTOMOTIVE REPAIR, SERVICES & PARKING - 0.01%
            987    RYDER SYSTEM INCORPORATED                                                                                 40,487

                                                                                                                    ----------------
BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS - 0.21%
          1,965    CENTEX CORPORATION<<                                                                                      140,478
          4,188    D.R. HORTON INCORPORATED                                                                                  149,637
          1,204    KB HOME                                                                                                    87,483
          2,113    LENNAR CORPORATION CLASS A                                                                                128,935
          3,301    PULTE HOMES INCORPORATED                                                                                  129,927

                                                                                                                             636,460
                                                                                                                    ----------------
BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME DEALERS - 0.71%
          32,688   HOME DEPOT INCORPORATED                                                                                 1,323,210
          12,032   LOWE'S COMPANIES INCORPORATED                                                                             802,053
           1,727   SHERWIN-WILLIAMS COMPANY                                                                                   78,441

                                                                                                                           2,203,704
                                                                                                                    ----------------
BUSINESS SERVICES - 3.38%
          9,251    ADOBE SYSTEMS INCORPORATED+<<                                                                             341,917
          1,912    AFFILIATED COMPUTER SERVICES INCORPORATED CLASS A+<<                                                      113,152
          3,551    AUTODESK INCORPORATED+<<                                                                                  152,515
          8,872    AUTOMATIC DATA PROCESSING INCORPORATED                                                                    407,136
          3,328    BMC SOFTWARE INCORPORATED+<<                                                                               68,191
         15,763    CENDANT CORPORATION                                                                                       271,912
          2,713    CITRIX SYSTEMS INCORPORATED+                                                                               78,080
          7,061    COMPUTER ASSOCIATES INTERNATIONAL INCORPORATED                                                            199,050

PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2005

                                      WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS
--------------------------------------------------------------------------------

   ASSET ALLOCATION FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
BUSINESS SERVICES (CONTINUED)
          2,846    COMPUTER SCIENCES CORPORATION+                                                                   $        144,121
          5,962    COMPUWARE CORPORATION+                                                                                     53,479
          2,154    CONVERGYS CORPORATION+                                                                                     34,141
         17,586    EBAY INCORPORATED+                                                                                        760,594
          4,625    ELECTRONIC ARTS INCORPORATED+<<                                                                           241,934
          8,025    ELECTRONIC DATA SYSTEMS CORPORATION                                                                       192,921
          1,998    EQUIFAX INCORPORATED                                                                                       75,964
         11,757    FIRST DATA CORPORATION                                                                                    505,669
          2,839    FISERV INCORPORATED+                                                                                      122,844
          3,565    IMS HEALTH INCORPORATED                                                                                    88,840
          6,624    INTERPUBLIC GROUP OF COMPANIES INCORPORATED+<<                                                             63,922
          2,722    INTUIT INCORPORATED+                                                                                      145,083
          1,332    MERCURY INTERACTIVE CORPORATION+                                                                           37,016
        140,869    MICROSOFT CORPORATION                                                                                   3,683,724
          1,894    MONSTER WORLDWIDE INCORPORATED+                                                                            77,313
          2,825    NCR CORPORATION+<<                                                                                         95,880
          5,878    NOVELL INCORPORATED+<<                                                                                     51,903
          2,774    OMNICOM GROUP INCORPORATED                                                                                236,151
         57,872    ORACLE CORPORATION+                                                                                       706,617
          4,190    PARAMETRIC TECHNOLOGY CORPORATION+                                                                         25,559
          2,620    ROBERT HALF INTERNATIONAL INCORPORATED                                                                     99,272
          8,141    SIEBEL SYSTEMS INCORPORATED                                                                                86,132
         52,538    SUN MICROSYSTEMS INCORPORATED+                                                                            220,134
         16,641    SYMANTEC CORPORATION+                                                                                     291,217
          5,251    UNISYS CORPORATION+<<                                                                                      30,613
         19,430    YAHOO! INCORPORATED+                                                                                      761,267

                                                                                                                          10,464,263
                                                                                                                    ----------------
CHEMICALS & ALLIED PRODUCTS - 5.58%
         23,870    ABBOTT LABORATORIES                                                                                       941,194
          3,414    AIR PRODUCTS & CHEMICALS INCORPORATED                                                                     202,075
          1,161    ALBERTO-CULVER COMPANY CLASS B                                                                             53,116
         18,993    AMGEN INCORPORATED+                                                                                     1,497,788
          1,699    AVERY DENNISON CORPORATION                                                                                 93,904
          7,053    AVON PRODUCTS INCORPORATED                                                                                201,363
          5,222    BIOGEN IDEC INCORPORATED+<<                                                                               236,713
         30,107    BRISTOL-MYERS SQUIBB COMPANY                                                                              691,859
          1,683    CHIRON CORPORATION+                                                                                        74,826
          2,319    CLOROX COMPANY<<                                                                                          131,928
          7,971    COLGATE PALMOLIVE COMPANY                                                                                 437,209
         14,851    DOW CHEMICAL COMPANY                                                                                      650,771
         14,147    E.I. DU PONT DE NEMOURS & COMPANY                                                                         601,247
          1,253    EASTMAN CHEMICAL COMPANY                                                                                   64,642
          2,836    ECOLAB INCORPORATED                                                                                       102,862
         17,490    ELI LILLY & COMPANY                                                                                       989,759
          5,198    FOREST LABORATORIES INCORPORATED+                                                                         211,455
          3,973    GENZYME CORPORATION+                                                                                      281,209
          7,046    GILEAD SCIENCES INCORPORATED+                                                                             370,831

WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS

                                   PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2005
--------------------------------------------------------------------------------

   ASSET ALLOCATION FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
CHEMICALS & ALLIED PRODUCTS (CONTINUED)
          2,475    HOSPIRA INCORPORATED+                                                                            $        105,880
          1,243    INTERNATIONAL FLAVORS & FRAGRANCES INCORPORATED                                                            41,640
          3,720    KING PHARMACEUTICALS INCORPORATED+                                                                         62,942
          3,786    MEDIMMUNE INCORPORATED+                                                                                   132,586
         33,648    MERCK & COMPANY INCORPORATED                                                                            1,070,343
          4,131    MONSANTO COMPANY                                                                                          320,276
          3,363    MYLAN LABORATORIES INCORPORATED                                                                            67,125
        113,431    PFIZER INCORPORATED                                                                                     2,645,211
          2,570    PPG INDUSTRIES INCORPORATED                                                                               148,803
          4,959    PRAXAIR INCORPORATED                                                                                      262,629
         51,577    PROCTER & GAMBLE COMPANY                                                                                2,985,277
          2,216    ROHM & HAAS COMPANY                                                                                       107,299
         22,742    SCHERING-PLOUGH CORPORATION                                                                               474,171
          1,034    SIGMA-ALDRICH CORPORATION                                                                                  65,442
         20,654    WYETH                                                                                                     951,530

                                                                                                                          17,275,905
                                                                                                                    ----------------
COMMUNICATIONS - 2.08%
          5,892    ALLTEL CORPORATION                                                                                        371,785
         60,112    AT&T INCORPORATED                                                                                       1,472,143
          6,444    AVAYA INCORPORATED+                                                                                        68,757
         28,139    BELLSOUTH CORPORATION                                                                                     762,567
          2,015    CENTURYTEL INCORPORATED                                                                                    66,817
          8,317    CLEAR CHANNEL COMMUNICATIONS INCORPORATED                                                                 261,570
         33,415    COMCAST CORPORATION CLASS A+                                                                              867,453
         23,756    QWEST COMMUNICATIONS INTERNATIONAL INCORPORATED+<<                                                        134,221
         45,463    SPRINT NEXTEL CORPORATION                                                                               1,062,016
          3,440    UNIVISION COMMUNICATIONS INCORPORATED CLASS A+<<                                                          101,102
         42,547    VERIZON COMMUNICATIONS INCORPORATED                                                                     1,281,516

                                                                                                                           6,449,947
                                                                                                                    ----------------
DEPOSITORY INSTITUTIONS - 5.78%
          5,363    AMSOUTH BANCORPORATION                                                                                    140,564
         61,800    BANK OF AMERICA CORPORATION                                                                             2,852,070
         11,852    BANK OF NEW YORK COMPANY INCORPORATED                                                                     377,486
          8,344    BB&T CORPORATION                                                                                          349,697
         77,848    CITIGROUP INCORPORATED                                                                                  3,777,963
          2,543    COMERICA INCORPORATED                                                                                     144,341
          1,916    COMPASS BANCSHARES INCORPORATED                                                                            92,524
          8,538    FIFTH THIRD BANCORP                                                                                       322,053
          1,938    FIRST HORIZON NATIONAL CORPORATION                                                                         74,497
          3,921    GOLDEN WEST FINANCIAL CORPORATION                                                                         258,786
          3,511    HUNTINGTON BANCSHARES INCORPORATED                                                                         83,386
         53,843    JP MORGAN CHASE & COMPANY                                                                               2,137,029
          6,275    KEYCORP                                                                                                   206,636
          1,227    M&T BANK CORPORATION                                                                                      133,804
          3,218    MARSHALL & ILSLEY CORPORATION                                                                             138,503
          6,434    MELLON FINANCIAL CORPORATION                                                                              220,365

PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2005

                                      WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS
--------------------------------------------------------------------------------

   ASSET ALLOCATION FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
DEPOSITORY INSTITUTIONS (CONTINUED)
          8,481    NATIONAL CITY CORPORATION                                                                        $        284,707
          7,320    NORTH FORK BANCORPORATION INCORPORATED                                                                    200,262
          2,854    NORTHERN TRUST CORPORATION                                                                                147,894
          4,496    PNC FINANCIAL SERVICES GROUP                                                                              277,988
          7,046    REGIONS FINANCIAL CORPORATION                                                                             240,691
          5,495    SOVEREIGN BANCORP INCORPORATED                                                                            118,802
          5,045    STATE STREET CORPORATION                                                                                  279,695
          5,561    SUNTRUST BANKS INCORPORATED                                                                               404,618
          4,805    SYNOVUS FINANCIAL CORPORATION                                                                             129,783
         27,950    US BANCORP                                                                                                835,425
         23,904    WACHOVIA CORPORATION                                                                                    1,263,565
         15,183    WASHINGTON MUTUAL INCORPORATED                                                                            660,461
         25,732    WELLS FARGO & COMPANY++                                                                                 1,616,742
          1,606    ZIONS BANCORPORATION<<                                                                                    121,349

                                                                                                                          17,891,686
                                                                                                                    ----------------
EATING & DRINKING PLACES - 0.33%
          2,015    DARDEN RESTAURANTS INCORPORATED                                                                            78,343
         19,367    MCDONALD'S CORPORATION                                                                                    653,055
          1,788    WENDY'S INTERNATIONAL INCORPORATED                                                                         98,805
          4,355    YUM! BRANDS INCORPORATED                                                                                  204,163

                                                                                                                           1,034,366
                                                                                                                    ----------------
EDUCATIONAL SERVICES - 0.04%
          2,239    APOLLO GROUP INCORPORATED CLASS A+                                                                        135,370
                                                                                                                    ----------------
ELECTRIC, GAS & SANITARY SERVICES - 2.15%
         10,051    AES CORPORATION+                                                                                          159,107
          2,505    ALLEGHENY ENERGY INCORPORATED+                                                                             79,283
          3,358    ALLIED WASTE INDUSTRIES INCORPORATED+<<                                                                    29,349
          3,143    AMEREN CORPORATION                                                                                        161,047
          6,058    AMERICAN ELECTRIC POWER COMPANY INCORPORATED                                                              224,691
          4,771    CENTERPOINT ENERGY INCORPORATED<<                                                                          61,307
          3,068    CINERGY CORPORATION                                                                                       130,267
          5,138    CITIZENS COMMUNICATIONS COMPANY                                                                            62,838
          3,386    CMS ENERGY CORPORATION+<<                                                                                  49,131
          3,769    CONSOLIDATED EDISON INCORPORATED<<                                                                        174,618
          2,746    CONSTELLATION ENERGY GROUP INCORPORATED                                                                   158,170
          5,343    DOMINION RESOURCES INCORPORATED                                                                           412,480
          2,736    DTE ENERGY COMPANY                                                                                        118,168
         14,273    DUKE ENERGY CORPORATION                                                                                   391,794
          4,636    DYNEGY INCORPORATED CLASS A+<<                                                                             22,438
          5,013    EDISON INTERNATIONAL                                                                                      218,617
         10,145    EL PASO CORPORATION                                                                                       123,363
          3,192    ENTERGY CORPORATION                                                                                       219,131
         10,267    EXELON CORPORATION                                                                                        545,588
          5,075    FIRSTENERGY CORPORATION                                                                                   248,624
          6,076    FPL GROUP INCORPORATED<<                                                                                  252,519
          2,683    KEYSPAN CORPORATION                                                                                        95,756

WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS

                                   PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2005
--------------------------------------------------------------------------------

   ASSET ALLOCATION FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
ELECTRIC, GAS & SANITARY SERVICES (CONTINUED)
          1,619    KINDER MORGAN INCORPORATED                                                                       $        148,867
            679    NICOR INCORPORATED                                                                                         26,692
          4,195    NISOURCE INCORPORATED                                                                                      87,508
            586    PEOPLES ENERGY CORPORATION                                                                                 20,551
          5,279    PG&E CORPORATION                                                                                          195,956
          1,523    PINNACLE WEST CAPITAL CORPORATION                                                                          62,976
          5,849    PPL CORPORATION                                                                                           171,961
          3,872    PROGRESS ENERGY INCORPORATED                                                                              170,058
          3,857    PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED                                                              250,589
          3,956    SEMPRA ENERGY                                                                                             177,387
         11,410    SOUTHERN COMPANY                                                                                          393,987
          3,202    TECO ENERGY INCORPORATED                                                                                   55,010
          7,429    TXU CORPORATION                                                                                           372,862
          8,491    WASTE MANAGEMENT INCORPORATED                                                                             257,702
          8,817    WILLIAMS COMPANIES INCORPORATED                                                                           204,290
          6,199    XCEL ENERGY INCORPORATED                                                                                  114,434

                                                                                                                           6,649,116
                                                                                                                    ----------------
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT - 5.29%
          1,792    ADC TELECOMMUNICATIONS INCORPORATED+<<                                                                     40,033
          6,217    ADVANCED MICRO DEVICES INCORPORATED+                                                                      190,240
          5,577    ALTERA CORPORATION+                                                                                       103,342
          2,644    AMERICAN POWER CONVERSION CORPORATION                                                                      58,168
          5,644    ANALOG DEVICES INCORPORATED                                                                               202,450
          2,499    ANDREW CORPORATION+                                                                                        26,814
          4,597    APPLIED MICRO CIRCUITS CORPORATION+                                                                        11,814
          4,450    BROADCOM CORPORATION CLASS A+                                                                             209,817
          8,893    CIENA CORPORATION+                                                                                         26,412
         94,522    CISCO SYSTEMS INCORPORATED+                                                                             1,618,217
          3,108    COMVERSE TECHNOLOGY INCORPORATED+                                                                          82,642
          1,409    COOPER INDUSTRIES LIMITED CLASS A                                                                         102,857
          6,321    EMERSON ELECTRIC COMPANY                                                                                  472,179
          6,315    FREESCALE SEMICONDUCTOR INCORPORATED CLASS B+                                                             158,949
        162,593    GENERAL ELECTRIC COMPANY                                                                                5,698,885
         92,774    INTEL CORPORATION                                                                                       2,315,639
          2,677    JABIL CIRCUIT INCORPORATED+                                                                                99,290
         25,427    JDS UNIPHASE CORPORATION+                                                                                  60,008
          3,037    KLA-TENCOR CORPORATION                                                                                    149,815
          1,848    L-3 COMMUNICATIONS HOLDINGS INCORPORATED                                                                  137,399
          4,689    LINEAR TECHNOLOGY CORPORATION                                                                             169,132
          6,027    LSI LOGIC CORPORATION+                                                                                     48,216
         68,397    LUCENT TECHNOLOGIES INCORPORATED+<<                                                                       181,936
          5,044    MAXIM INTEGRATED PRODUCTS INCORPORATED                                                                    182,795
          1,233    MAYTAG CORPORATION                                                                                         23,205
          9,509    MICRON TECHNOLOGY INCORPORATED+                                                                           126,565
          2,208    MOLEX INCORPORATED                                                                                         57,298
         38,328    MOTOROLA INCORPORATED                                                                                     865,830
          5,288    NATIONAL SEMICONDUCTOR CORPORATION                                                                        137,382

PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2005

                                      WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS
--------------------------------------------------------------------------------

   ASSET ALLOCATION FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT (CONTINUED)
          5,726    NETWORK APPLIANCE INCORPORATED+                                                                  $        154,602
          2,052    NOVELLUS SYSTEMS INCORPORATED+<<                                                                           49,494
          2,634    NVIDIA CORPORATION+<<                                                                                      96,299
          2,819    PMC-SIERRA INCORPORATED+                                                                                   21,734
          1,238    QLOGIC CORPORATION+                                                                                        40,247
         25,300    QUALCOMM INCORPORATED                                                                                   1,089,924
          2,658    ROCKWELL COLLINS INCORPORATED                                                                             123,517
          8,088    SANMINA-SCI CORPORATION+                                                                                   34,455
          2,363    SCIENTIFIC-ATLANTA INCORPORATED                                                                           101,774
          6,900    TELLABS INCORPORATED+                                                                                      75,210
         24,898    TEXAS INSTRUMENTS INCORPORATED                                                                            798,479
          1,038    WHIRLPOOL CORPORATION<<                                                                                    86,943
          5,363    XILINX INCORPORATED<<                                                                                     135,201

                                                                                                                          16,365,208
                                                                                                                    ----------------
ENGINEERING, ACCOUNTING, RESEARCH MANAGEMENT & RELATED SERVICES - 0.21%
          1,336    FLUOR CORPORATION                                                                                         103,219
          3,818    MOODY'S CORPORATION<<                                                                                     234,502
          5,132    PAYCHEX INCORPORATED                                                                                      195,632
          2,549    QUEST DIAGNOSTICS INCORPORATED                                                                            131,222

                                                                                                                             664,575
                                                                                                                    ----------------
FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT - 0.18%
          1,601    BALL CORPORATION                                                                                           63,592
          2,248    FORTUNE BRANDS INCORPORATED                                                                               175,389
          3,150    ILLINOIS TOOL WORKS INCORPORATED                                                                          277,168
            891    SNAP-ON INCORPORATED                                                                                       33,466

                                                                                                                             549,615
                                                                                                                    ----------------
FINANCIAL SERVICES - 0.02%
          3,319    JANUS CAPITAL GROUP INCORPORATED                                                                           61,833
                                                                                                                    ----------------
FOOD & KINDRED PRODUCTS - 1.75%
         11,946    ANHEUSER-BUSCH COMPANIES INCORPORATED                                                                     513,200
         10,051    ARCHER-DANIELS-MIDLAND COMPANY                                                                            247,858
          2,863    CAMPBELL SOUP COMPANY                                                                                      85,232
         31,851    COCA-COLA COMPANY                                                                                       1,283,914
          4,663    COCA-COLA ENTERPRISES INCORPORATED                                                                         89,390
          7,985    CONAGRA FOODS INCORPORATED<<                                                                              161,936
          3,027    CONSTELLATION BRANDS INCORPORATED CLASS A+                                                                 79,398
          5,467    GENERAL MILLS INCORPORATED                                                                                269,632
          1,735    HERCULES INCORPORATED+                                                                                     19,606
          2,786    HERSHEY FOODS CORPORATION                                                                                 153,927
          5,149    HJ HEINZ COMPANY                                                                                          173,624
          3,952    KELLOGG COMPANY                                                                                           170,805
          2,059    MCCORMICK & COMPANY INCORPORATED                                                                           63,664
            868    MOLSON COORS BREWING COMPANY                                                                               58,147
          2,109    PEPSI BOTTLING GROUP INCORPORATED                                                                          60,339
         25,531    PEPSICO INCORPORATED                                                                                    1,508,372

WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS

                                   PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2005
--------------------------------------------------------------------------------

   ASSET ALLOCATION FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
FOOD & KINDRED PRODUCTS (CONTINUED)
         11,687    SARA LEE CORPORATION                                                                             $        220,884
          3,873    TYSON FOODS INCORPORATED CLASS A                                                                           66,228
          2,760    WM. WRIGLEY JR. COMPANY                                                                                   183,512

                                                                                                                           5,409,668
                                                                                                                    ----------------
FOOD STORES - 0.33%
          5,674    ALBERTSON'S INCORPORATED<<                                                                                121,140
         11,154    KROGER COMPANY+                                                                                           210,588
          6,913    SAFEWAY INCORPORATED                                                                                      163,562
         11,825    STARBUCKS CORPORATION+                                                                                    354,868
          2,119    WHOLE FOODS MARKET INCORPORATED                                                                           163,989

                                                                                                                           1,014,147
                                                                                                                    ----------------
FORESTRY - 0.08%
          3,742    WEYERHAEUSER COMPANY                                                                                      248,244
                                                                                                                    ----------------
FURNITURE & FIXTURES - 0.12%
          2,830    LEGGETT & PLATT INCORPORATED                                                                               64,977
          6,521    MASCO CORPORATION                                                                                         196,869
          4,239    NEWELL RUBBERMAID INCORPORATED                                                                            100,803

                                                                                                                             362,649
                                                                                                                    ----------------
GENERAL MERCHANDISE STORES - 1.14%
          1,753    BIG LOTS INCORPORATED+<<                                                                                   21,054
          4,872    DOLLAR GENERAL CORPORATION                                                                                 92,909
          2,389    FAMILY DOLLAR STORES INCORPORATED                                                                          59,223
          4,187    FEDERATED DEPARTMENT STORES INCORPORATED                                                                  277,724
          3,573    JC PENNEY COMPANY INCORPORATED                                                                            198,659
          1,535    SEARS HOLDINGS CORPORATION+<<                                                                             177,339
         13,528    TARGET CORPORATION                                                                                        743,634
          7,089    TJX COMPANIES INCORPORATED                                                                                164,677
         38,440    WAL-MART STORES INCORPORATED                                                                            1,798,992

                                                                                                                           3,534,211
                                                                                                                    ----------------
HEALTH SERVICES - 0.33%
          6,921    CAREMARK RX INCORPORATED+                                                                                 358,439
          6,523    HCA INCORPORATED                                                                                          329,411
          3,803    HEALTH MANAGEMENT ASSOCIATION INCORPORATED CLASS A                                                         83,514
          2,045    LABORATORY CORPORATION OF AMERICA HOLDINGS+                                                               110,123
          1,217    MANOR CARE INCORPORATED                                                                                    48,400
          7,223    TENET HEALTHCARE CORPORATION+                                                                              55,328
          1,560    WATSON PHARMACEUTICALS INCORPORATED+<<                                                                     50,716

                                                                                                                           1,035,931
                                                                                                                    ----------------
HOLDING & OTHER INVESTMENT OFFICES - 0.42%
          1,472    APARTMENT INVESTMENT & MANAGEMENT COMPANY CLASS A<<                                                        55,745
          3,262    ARCHSTONE-SMITH TRUST                                                                                     136,645
          6,250    EQUITY OFFICE PROPERTIES TRUST                                                                            189,562
          4,434    EQUITY RESIDENTIAL<<                                                                                      173,458
          2,832    PLUM CREEK TIMBER COMPANY                                                                                 102,094

PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2005

                                      WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS
--------------------------------------------------------------------------------

   ASSET ALLOCATION FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
HOLDING & OTHER INVESTMENT OFFICES (CONTINUED)
          3,746    PROLOGIS                                                                                         $        175,013
          1,272    PUBLIC STORAGE INCORPORATED<<                                                                              86,140
          2,869    SIMON PROPERTY GROUP INCORPORATED<<                                                                       219,851
          1,816    VORNADO REALTY TRUST                                                                                      151,582

                                                                                                                           1,290,090
                                                                                                                    ----------------
HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES - 0.17%
          4,568    BED BATH & BEYOND INCORPORATED+                                                                           165,133
          6,289    BEST BUY COMPANY INCORPORATED                                                                             273,446
          2,410    CIRCUIT CITY STORES INCORPORATED                                                                           54,442
          2,071    RADIO SHACK CORPORATION                                                                                    43,553

                                                                                                                             536,574
                                                                                                                    ----------------
HOTELS, ROOMING HOUSES, CAMPS & OTHER LODGE PLACES - 0.16%
          5,048    HILTON HOTELS CORPORATION<<                                                                               121,707
          2,533    MARRIOTT INTERNATIONAL INCORPORATED CLASS A                                                               169,635
          3,373    STARWOOD HOTELS & RESORTS WORLDWIDE INCORPORATED                                                          215,400

                                                                                                                             506,742
                                                                                                                    ----------------
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 3.17%
         11,693    3M COMPANY                                                                                                906,207
          2,813    AMERICAN STANDARD COMPANIES INCORPORATED                                                                  112,379
         12,968    APPLE COMPUTER INCORPORATED+                                                                              932,269
         24,967    APPLIED MATERIALS INCORPORATED                                                                            447,908
          5,260    BAKER HUGHES INCORPORATED<<                                                                               319,703
          1,206    BLACK & DECKER CORPORATION                                                                                104,874
         10,467    CATERPILLAR INCORPORATED<<                                                                                604,679
            720    CUMMINS INCORPORATED                                                                                       64,606
          3,711    DEERE & COMPANY                                                                                           252,756
         36,216    DELL INCORPORATED+                                                                                      1,086,118
          3,118    DOVER CORPORATION                                                                                         126,248
          2,277    EATON CORPORATION                                                                                         152,764
         36,788    EMC CORPORATION+                                                                                          501,053
          4,076    GATEWAY INCORPORATED+                                                                                      10,231
         44,086    HEWLETT-PACKARD COMPANY                                                                                 1,262,182
          5,090    INGERSOLL-RAND COMPANY CLASS A                                                                            205,483
         24,305    INTERNATIONAL BUSINESS MACHINES CORPORATION                                                             1,997,871
          1,785    LEXMARK INTERNATIONAL INCORPORATED+                                                                        80,022
          2,682    NATIONAL-OILWELL VARCO INCORPORATED+<<                                                                    168,161
          1,917    PALL CORPORATION                                                                                           51,491
          1,842    PARKER HANNIFIN CORPORATION                                                                               121,498
          3,510    PITNEY BOWES INCORPORATED                                                                                 148,297
         14,058    SOLECTRON CORPORATION+                                                                                     51,452
          1,119    STANLEY WORKS                                                                                              53,757
          3,861    SYMBOL TECHNOLOGIES INCORPORATED<<                                                                         49,498

                                                                                                                           9,811,507
                                                                                                                    ----------------

WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS

                                   PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2005
--------------------------------------------------------------------------------

   ASSET ALLOCATION FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
INSURANCE AGENTS, BROKERS & SERVICE - 0.26%
          4,924    AON CORPORATION<<                                                                                $        177,018
          2,505    HUMANA INCORPORATED+                                                                                      136,096
          2,062    JEFFERSON-PILOT CORPORATION                                                                               117,390
          8,381    MARSH & MCLENNAN COMPANIES INCORPORATED                                                                   266,180
          4,585    UNUMPROVIDENT CORPORATION                                                                                 104,309

                                                                                                                             800,993
                                                                                                                    ----------------
INSURANCE CARRIERS - 3.51%
          4,960    ACE LIMITED                                                                                               265,062
          4,401    AETNA INCORPORATED                                                                                        415,058
          7,699    AFLAC INCORPORATED                                                                                        357,388
          9,981    ALLSTATE CORPORATION                                                                                      539,673
          1,618    AMBAC FINANCIAL GROUP INCORPORATED                                                                        124,683
         39,941    AMERICAN INTERNATIONAL GROUP INCORPORATED                                                               2,725,174
          3,076    CHUBB CORPORATION                                                                                         300,371
          1,935    CIGNA CORPORATION                                                                                         216,139
          2,688    CINCINNATI FINANCIAL CORPORATION                                                                          120,100
          5,795    GENWORTH FINANCIAL INCORPORATED                                                                           200,391
          4,622    HARTFORD FINANCIAL SERVICES GROUP INCORPORATED                                                            396,984
          2,665    LINCOLN NATIONAL CORPORATION                                                                              141,325
          2,086    LOEWS CORPORATION                                                                                         197,857
          2,062    MBIA INCORPORATED                                                                                         124,050
         11,653    METLIFE INCORPORATED                                                                                      570,997
          1,396    MGIC INVESTMENT CORPORATION                                                                                91,885
          4,310    PRINCIPAL FINANCIAL GROUP INCORPORATED                                                                    204,423
          3,035    PROGRESSIVE CORPORATION                                                                                   354,427
          7,770    PRUDENTIAL FINANCIAL INCORPORATED                                                                         568,686
          1,901    SAFECO CORPORATION                                                                                        107,407
         10,655    ST. PAUL COMPANIES INCORPORATED                                                                           475,959
          1,596    TORCHMARK CORPORATION                                                                                      88,738
         20,986    UNITEDHEALTH GROUP INCORPORATED                                                                         1,304,070
         10,155    WELLPOINT INCORPORATED+                                                                                   810,267
          2,683    XL CAPITAL LIMITED CLASS A                                                                                180,781

                                                                                                                          10,881,895
                                                                                                                    ----------------
LEATHER & LEATHER PRODUCTS - 0.06%
          5,848    COACH INCORPORATED+                                                                                       194,972
                                                                                                                    ----------------
LUMBER & WOOD PRODUCTS, EXCEPT FURNITURE - 0.01%
          1,627    LOUISIANA-PACIFIC CORPORATION                                                                              44,694
                                                                                                                    ----------------
MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS - 1.67%
          6,326    AGILENT TECHNOLOGIES INCORPORATED+                                                                        210,593
          2,025    ALLERGAN INCORPORATED                                                                                     218,619
          2,891    APPLERA CORPORATION-APPLIED BIOSYSTEMS GROUP                                                               76,785
            827    BAUSCH & LOMB INCORPORATED                                                                                 56,153
          9,596    BAXTER INTERNATIONAL INCORPORATED                                                                         361,289
          3,878    BECTON DICKINSON & COMPANY                                                                                232,990
          3,832    BIOMET INCORPORATED                                                                                       140,136
          9,079    BOSTON SCIENTIFIC CORPORATION+                                                                            222,345

PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2005

                                      WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS
--------------------------------------------------------------------------------

   ASSET ALLOCATION FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS (CONTINUED)
          1,613    C.R. BARD INCORPORATED                                                                           $        106,329
          3,650    DANAHER CORPORATION                                                                                       203,597
          4,419    EASTMAN KODAK COMPANY<<                                                                                   103,405
          1,886    FISHER SCIENTIFIC INTERNATIONAL INCORPORATED+<<                                                           116,668
          5,105    GUIDANT CORPORATION                                                                                       330,549
         18,613    MEDTRONIC INCORPORATED                                                                                  1,071,550
            801    MILLIPORE CORPORATION+<<                                                                                   52,898
          2,012    PERKINELMER INCORPORATED                                                                                   47,403
          6,874    RAYTHEON COMPANY                                                                                          275,991
          2,756    ROCKWELL AUTOMATION INCORPORATED                                                                          163,045
          5,640    ST. JUDE MEDICAL INCORPORATED+                                                                            283,128
          4,487    STRYKER CORPORATION                                                                                       199,357
          1,283    TEKTRONIX INCORPORATED                                                                                     36,194
          3,029    TERADYNE INCORPORATED+                                                                                     44,133
          2,495    THERMO ELECTRON CORPORATION+                                                                               75,174
          1,703    WATERS CORPORATION+                                                                                        64,373
         14,778    XEROX CORPORATION+<<                                                                                      216,498
          3,812    ZIMMER HOLDINGS INCORPORATED+                                                                             257,081

                                                                                                                           5,166,283
                                                                                                                    ----------------
MEDICAL MANAGEMENT SERVICES - 0.05%
          2,499    COVENTRY HEALTH CARE INCORPORATED+                                                                        142,343
                                                                                                                    ----------------
METAL MINING - 0.24%
          2,832    FREEPORT-MCMORAN COPPER & GOLD INCORPORATED CLASS B                                                       152,362
          6,875    NEWMONT MINING CORPORATION                                                                                367,125
          1,562    PHELPS DODGE CORPORATION                                                                                  224,725

                                                                                                                             744,212
                                                                                                                    ----------------
MINING & QUARRYING OF NONMETALLIC MINERALS, EXCEPT FUELS - 0.03%
          1,567    VULCAN MATERIALS COMPANY                                                                                  106,164
                                                                                                                    ----------------
MISCELLANEOUS MANUFACTURING INDUSTRIES - 1.25%
          2,744    HASBRO INCORPORATED                                                                                        55,374
         45,778    JOHNSON & JOHNSON                                                                                       2,751,258
          6,213    MATTEL INCORPORATED                                                                                        98,290
          2,188    TIFFANY & COMPANY                                                                                          83,778
         30,977    TYCO INTERNATIONAL LIMITED                                                                                893,996

                                                                                                                           3,882,696
                                                                                                                    ----------------
MISCELLANEOUS RETAIL - 0.72%
          4,719    AMAZON.COM INCORPORATED+<<                                                                                222,501
          7,264    COSTCO WHOLESALE CORPORATION                                                                              359,350
         12,528    CVS CORPORATION                                                                                           330,990
            947    DILLARDS INCORPORATED CLASS A                                                                              23,504
          2,241    EXPRESS SCRIPTS INCORPORATED+                                                                             187,796
          4,752    OFFICE DEPOT INCORPORATED+                                                                                149,213
         11,254    STAPLES INCORPORATED                                                                                      255,578
         15,573    WALGREEN COMPANY                                                                                          689,261

                                                                                                                           2,218,193
                                                                                                                    ----------------

WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS

                                   PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2005
--------------------------------------------------------------------------------

   ASSET ALLOCATION FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
MOTION PICTURES - 0.82%
         37,444    NEWS CORPORATION CLASS A                                                                         $        582,254
         71,748    TIME WARNER INCORPORATED                                                                                1,251,285
         29,600    WALT DISNEY COMPANY                                                                                       709,512

                                                                                                                           2,543,051
                                                                                                                    ----------------
MOTOR FREIGHT TRANSPORTATION & WAREHOUSING - 0.41%
         16,981    UNITED PARCEL SERVICE INCORPORATED CLASS B                                                              1,276,122
                                                                                                                    ----------------
NON-DEPOSITORY CREDIT INSTITUTIONS - 1.34%
         19,107    AMERICAN EXPRESS COMPANY                                                                                  983,246
          4,608    CAPITAL ONE FINANCIAL CORPORATION                                                                         398,131
          3,074    CIT GROUP INCORPORATED                                                                                    159,172
          9,189    COUNTRYWIDE FINANCIAL CORPORATION                                                                         314,172
         14,894    FANNIE MAE                                                                                                726,976
         10,633    FREDDIE MAC                                                                                               694,867
         19,313    MBNA CORPORATION                                                                                          524,541
          6,421    SLM CORPORATION                                                                                           353,733

                                                                                                                           4,154,838
                                                                                                                    ----------------
OIL & GAS EXTRACTION - 1.71%
          3,650    ANADARKO PETROLEUM CORPORATION                                                                            345,838
          5,067    APACHE CORPORATION                                                                                        347,191
          4,960    BJ SERVICES COMPANY                                                                                       181,883
          5,817    BURLINGTON RESOURCES INCORPORATED                                                                         501,425
          6,836    DEVON ENERGY CORPORATION                                                                                  427,523
          3,717    EOG RESOURCES INCORPORATED                                                                                272,716
          7,891    HALLIBURTON COMPANY                                                                                       488,926
          1,784    KERR-MCGEE CORPORATION                                                                                    162,094
          2,431    NABORS INDUSTRIES LIMITED+                                                                                184,148
          2,106    NOBLE CORPORATION                                                                                         148,557
          6,186    OCCIDENTAL PETROLEUM CORPORATION<<                                                                        494,138
          1,682    ROWAN COMPANIES INCORPORATED                                                                               59,947
          9,064    SCHLUMBERGER LIMITED                                                                                      880,568
          5,079    TRANSOCEAN INCORPORATED+                                                                                  353,956
          5,349    WEATHERFORD INTERNATIONAL LIMITED+                                                                        193,634
          5,588    XTO ENERGY INCORPORATED                                                                                   245,537

                                                                                                                           5,288,081
                                                                                                                    ----------------
PAPER & ALLIED PRODUCTS - 0.31%
          1,620    BEMIS COMPANY INCORPORATED                                                                                 45,133
          7,547    INTERNATIONAL PAPER COMPANY                                                                               253,654
          7,189    KIMBERLY-CLARK CORPORATION                                                                                428,824
          2,792    MEADWESTVACO CORPORATION                                                                                   78,260
          1,089    OFFICEMAX INCORPORATED                                                                                     27,617
          2,204    PACTIV CORPORATION+                                                                                        48,488
          1,727    TEMPLE-INLAND INCORPORATED                                                                                 77,456

                                                                                                                             959,432
                                                                                                                    ----------------

PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2005

                                      WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS
--------------------------------------------------------------------------------

   ASSET ALLOCATION FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
PERSONAL SERVICES - 0.07%
          2,119    CINTAS CORPORATION                                                                               $         87,260
          5,041    H & R BLOCK INCORPORATED                                                                                  123,757

                                                                                                                             211,017
                                                                                                                    ----------------
PETROLEUM REFINING & RELATED INDUSTRIES - 3.21%
          1,231    AMERADA HESS CORPORATION<<                                                                                156,115
          1,104    ASHLAND INCORPORATED                                                                                       63,922
         34,546    CHEVRONTEXACO CORPORATION                                                                               1,961,176
         21,351    CONOCOPHILLIPS                                                                                          1,242,201
         95,750    EXXON MOBIL CORPORATION                                                                                 5,378,278
          5,639    MARATHON OIL CORPORATION                                                                                  343,817
          2,540    MURPHY OIL CORPORATION                                                                                    137,135
          2,094    SUNOCO INCORPORATED                                                                                       164,128
          9,489    VALERO ENERGY CORPORATION                                                                                 489,632

                                                                                                                           9,936,404
                                                                                                                    ----------------
PRIMARY METAL INDUSTRIES - 0.24%
         13,390    ALCOA INCORPORATED                                                                                        395,942
          1,308    ALLEGHENY TECHNOLOGIES INCORPORATED                                                                        47,192
          1,845    ENGELHARD CORPORATION                                                                                      55,627
          2,394    NUCOR CORPORATION                                                                                         159,728
          1,744    UNITED STATES STEEL CORPORATION<<                                                                          83,834

                                                                                                                             742,323
                                                                                                                    ----------------
PRINTING, PUBLISHING & ALLIED INDUSTRIES - 0.58%
            907    DOW JONES & COMPANY INCORPORATED                                                                           32,190
          1,309    E.W. SCRIPPS COMPANY CLASS A                                                                               62,858
          3,691    GANNETT COMPANY INCORPORATED                                                                              223,564
          1,067    KNIGHT-RIDDER INCORPORATED                                                                                 67,541
          5,768    MCGRAW-HILL COMPANIES INCORPORATED                                                                        297,802
            644    MEREDITH CORPORATION                                                                                       33,707
          2,232    NEW YORK TIMES COMPANY CLASS A<<                                                                           59,036
          3,343    RR DONNELLEY & SONS COMPANY                                                                               114,364
          4,028    TRIBUNE COMPANY                                                                                           121,887
         23,781    VIACOM INCORPORATED CLASS B+                                                                              775,261

                                                                                                                           1,788,210
                                                                                                                    ----------------
RAILROAD TRANSPORTATION - 0.38%
          5,746    BURLINGTON NORTHERN SANTA FE CORPORATION                                                                  406,932
          3,342    CSX CORPORATION                                                                                           169,673
          6,254    NORFOLK SOUTHERN CORPORATION                                                                              280,367
          4,076    UNION PACIFIC CORPORATION                                                                                 328,159

                                                                                                                           1,185,131
                                                                                                                    ----------------
RUBBER & MISCELLANEOUS PLASTICS PRODUCTS - 0.06%
            943    COOPER TIRE & RUBBER COMPANY                                                                               14,447
          2,714    GOODYEAR TIRE & RUBBER COMPANY+<<                                                                          47,169
            810    REEBOK INTERNATIONAL LIMITED<<                                                                             47,166
          1,252    SEALED AIR CORPORATION+<<                                                                                  70,325

                                                                                                                             179,107
                                                                                                                    ----------------

WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS

                                   PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2005
--------------------------------------------------------------------------------

   ASSET ALLOCATION FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES - 1.43%
          3,785    AMERIPRISE FINANCIAL INCORPORATED                                                                $        155,185
          1,743    BEAR STEARNS COMPANIES INCORPORATED                                                                       201,369
         15,873    CHARLES SCHWAB CORPORATION                                                                                232,857
          6,294    E*TRADE FINANCIAL CORPORATION+                                                                            131,293
          1,303    FEDERATED INVESTORS INCORPORATED CLASS B                                                                   48,263
          2,284    FRANKLIN RESOURCES INCORPORATED                                                                           214,719
          6,936    GOLDMAN SACHS GROUP INCORPORATED                                                                          885,797
          4,122    LEHMAN BROTHERS HOLDINGS INCORPORATED<<                                                                   528,317
         14,140    MERRILL LYNCH & COMPANY INCORPORATED                                                                      957,702
         16,587    MORGAN STANLEY                                                                                            941,146
          2,011    T. ROWE PRICE GROUP INCORPORATED                                                                          144,852

                                                                                                                           4,441,500
                                                                                                                    ----------------
STONE, CLAY, GLASS & CONCRETE PRODUCTS - 0.15%
         23,450    CORNING INCORPORATED+                                                                                     461,027
                                                                                                                    ----------------
TOBACCO PRODUCTS - 0.85%
         32,043    ALTRIA GROUP INCORPORATED                                                                               2,394,253
          1,315    REYNOLDS AMERICAN INCORPORATED<<                                                                          125,359
          2,517    UST INCORPORATED                                                                                          102,769

                                                                                                                           2,622,381
                                                                                                                    ----------------
TRANSPORTATION BY AIR - 0.21%
          4,663    FEDEX CORPORATION                                                                                         482,107
         10,734    SOUTHWEST AIRLINES COMPANY                                                                                176,360

                                                                                                                             658,467
                                                                                                                    ----------------
TRANSPORTATION EQUIPMENT - 1.57%
         12,422    BOEING COMPANY                                                                                            872,521
          1,484    BRUNSWICK CORPORATION                                                                                      60,340
          2,314    DANA CORPORATION                                                                                           16,615
         28,585    FORD MOTOR COMPANY<<                                                                                      220,676
          3,097    GENERAL DYNAMICS CORPORATION                                                                              353,213
          8,702    GENERAL MOTORS CORPORATION<<                                                                              168,993
          2,670    GENUINE PARTS COMPANY                                                                                     117,267
          1,891    GOODRICH CORPORATION                                                                                       77,720
          4,225    HARLEY-DAVIDSON INCORPORATED                                                                              217,545
         12,968    HONEYWELL INTERNATIONAL INCORPORATED                                                                      483,058
          1,420    ITT INDUSTRIES INCORPORATED                                                                               146,005
          2,969    JOHNSON CONTROLS INCORPORATED                                                                             216,470
          5,502    LOCKHEED MARTIN CORPORATION                                                                               350,092
            949    NAVISTAR INTERNATIONAL CORPORATION+                                                                        27,160
          5,467    NORTHROP GRUMMAN CORPORATION                                                                              328,621
          2,605    PACCAR INCORPORATED                                                                                       180,344
          2,036    TEXTRON INCORPORATED                                                                                      156,731
         15,675    UNITED TECHNOLOGIES CORPORATION                                                                           876,389

                                                                                                                           4,869,760
                                                                                                                    ----------------
TRANSPORTATION SERVICES - 0.02%
          2,019    SABRE HOLDINGS CORPORATION                                                                                 48,678
                                                                                                                    ----------------

PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2005

                                      WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS
--------------------------------------------------------------------------------

   ASSET ALLOCATION FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE

WATER TRANSPORTATION - 0.12%
          6,666    CARNIVAL CORPORATION                                                                                  $   356,431
                                                                                                                    ----------------
WHOLESALE TRADE NON-DURABLE GOODS - 0.58%
          3,208    AMERISOURCEBERGEN CORPORATION<<                                                                           132,811
          1,278    BROWN-FORMAN CORPORATION CLASS B                                                                           88,591
          6,589    CARDINAL HEALTH INCORPORATED                                                                              452,994
          4,734    MCKESSON CORPORATION                                                                                      244,227
          4,732    MEDCO HEALTH SOLUTIONS INCORPORATED+                                                                      264,045
          2,925    NIKE INCORPORATED CLASS B                                                                                 253,861
          2,095    SUPERVALU INCORPORATED                                                                                     68,046
          9,545    SYSCO CORPORATION                                                                                         296,372

                                                                                                                           1,800,947
                                                                                                                    ----------------
WHOLESALE TRADE-DURABLE GOODS - 0.05%
          2,127    PATTERSON COMPANIES INCORPORATED+                                                                          71,042
          1,169    W.W. GRAINGER INCORPORATED                                                                                 83,116

                                                                                                                             154,158
                                                                                                                    ----------------

TOTAL COMMON STOCKS (COST $171,065,613)                                                                                  173,380,270
                                                                                                                    ----------------

PRINCIPAL                                                                           INTEREST RATE   MATURITY DATE
US TREASURY SECURITIES - 36.60%

US TREASURY BOND - 36.60%
$     6,341,000    US TREASURY BOND+<<                                                   6.88%        08/15/2025           8,166,016
      7,885,000    US TREASURY BOND+<<                                                   6.00         02/15/2026           9,298,142
      4,860,000    US TREASURY BOND+<<                                                   6.75         08/15/2026           6,223,837
      6,170,000    US TREASURY BOND+<<                                                   6.50         11/15/2026           7,710,575
      5,428,000    US TREASURY BOND+<<                                                   6.63         02/15/2027           6,886,352
      5,104,000    US TREASURY BOND+<<                                                   6.38         08/15/2027           6,322,779
     12,612,000    US TREASURY BOND+<<                                                   6.13         11/15/2027          15,219,140
      6,757,000    US TREASURY BOND+<<                                                   5.50         08/15/2028           7,597,665
      6,306,000    US TREASURY BOND+<<                                                   5.25         11/15/2028           6,877,973
      6,538,000    US TREASURY BOND+<<                                                   5.25         02/15/2029           7,134,338
      6,422,000    US TREASURY BOND+<<                                                   6.13         08/15/2029           7,822,548
     10,232,000    US TREASURY BOND<<                                                    6.25         05/15/2030          12,707,663
     10,135,000    US TREASURY BOND<<                                                    5.38         02/15/2031          11,384,453

                                                                                                                         113,351,481
                                                                                                                    ----------------
TOTAL US TREASURY SECURITIES (COST $102,736,364)                                                                         113,351,481
                                                                                                                    ----------------

COLLATERAL FOR SECURITIES LENDING - 37.91%

COLLATERAL INVESTED IN MONEY MARKET FUNDS - 1.44%
      2,082,014    SCUDDER DAILY ASSETS MONEY MARKET FUND                                                                  2,082,014
      2,373,582    SHORT TERM INVESTMENT COMPANY MONEY MARKET FUND                                                         2,373,582

                                                                                                                           4,455,596
                                                                                                                    ----------------
COLLATERAL INVESTED IN OTHER ASSETS - 36.47%
     15,000,000    BANK OF AMERICA SECURITIES REPURCHASE AGREEMENT
                   (MATURITY VALUE $15,007,167)                                          4.30%        01/03/2006          15,000,000
     15,000,000    BEAR, STEARNS & COMPANY REPURCHASE AGREEMENT
                   (MATURITY VALUE $15,007,167)                                          4.30         01/03/2006          15,000,000
      6,000,000    BUCKINGHAM CDO LLC                                                    4.35         02/03/2006           5,977,680

WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS

                                   PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2005
--------------------------------------------------------------------------------

   ASSET ALLOCATION FUND
--------------------------------------------------------------------------------

PRINCIPAL          SECURITY NAME                                                    INTEREST RATE   MATURITY DATE        VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$     6,000,000    BUCKINGHAM II CDO LLC                                                 4.30%        01/09/2006    $     5,995,740
      6,000,000    CONCORD MINUTEMEN CAPITAL COMPANY (SERIES B)+/-                       4.30         01/06/2007          6,000,000
      6,000,000    CORPORATE ASSET SECURITIZATION AUSTRALIA, LTD                         4.29         01/06/2006          5,997,900
      6,000,000    CREDIT SUISSE FIRST BOSTON NEW YORK SERIES YCD1+/-                    4.30         05/04/2006          5,983,140
      4,000,000    DEER VALLEY FUNDING LLC                                               4.33         01/13/2006          3,995,280
      2,000,000    DEER VALLEY FUNDING LLC                                               4.39         01/17/2006          1,996,680
      3,000,000    GOLDMAN SACHS GROUP INCORPORATED+/-                                   4.35         06/30/2006          3,000,000
      3,000,000    ING USA ANNUITY & LIFE INSURANCE+/-                                   4.41         06/06/2006          3,000,000
      6,000,000    KAUPTHING BANK HF++/-                                                 4.43         01/19/2007          5,999,520
      2,000,000    LEHMAN BROTHERS HOLDINGS INCORPORATED+/-                              4.30         03/16/2006          2,000,000
      6,000,000    LIBERTY LIGHT US CAPITAL SERIES MTN+/-                                4.23         05/26/2006          6,000,840
      2,000,000    LIQUID FUNDING LIMITED+/-                                             4.29         03/03/2006          2,000,000
      4,000,000    LIQUID FUNDING LIMITED+/-                                             4.34         08/14/2006          4,000,000
      6,000,000    MORGAN STANLEY                                                        4.33         01/13/2006          6,000,000
      6,000,000    NATEXIS BANQUE POPULAIRES                                             4.06         02/01/2006          6,000,000
      4,000,000    PREMIUM ASSET TRUST SERIES 2001-2+/-                                  4.87         03/28/2006          4,003,240
      5,000,000    WHITE PINE FINANCE LLC SERIES MTN+/-                                  4.23         06/12/2006          5,000,800

                                                                                                                        112,950,820
                                                                                                                    ---------------
TOTAL COLLATERAL FOR SECURITIES LENDING** (COST $117,406,416)                                                           117,406,416
                                                                                                                    ----------------

SHARES

SHORT-TERM INVESTMENTS - 6.95%

MUTUAL FUND - 5.28%

     16,335,808    WELLS FARGO ADVANTAGE MONEY MARKET TRUST~++                                                           16,335,808
                                                                                                                    ---------------

PRINCIPAL

US TREASURY BILLS - 1.67%

$         5,000    US TREASURY BILL+^#                                                   3.66         02/09/2006              4,981
      5,245,000    US TREASURY BILL+^#                                                   4.13         05/11/2006          5,169,126

                                                                                                                          5,174,107
                                                                                                                    ----------------

TOTAL SHORT-TERM INVESTMENTS (COST $21,508,769)                                                                          21,509,915
                                                                                                                    ----------------

TOTAL INVESTMENTS IN SECURITIES
(COST $412,717,162)*                         137.45%                                                                $   425,648,083
                                             ------                                                                 ---------------

OTHER ASSETS AND LIABILITIES, NET            (37.45)                                                                   (115,974,914)
                                             ------                                                                 ---------------
TOTAL NET ASSETS                             100.00%                                                                $   309,673,169
                                             ------                                                                 ---------------

+     NON-INCOME EARNING SECURITIES.

<<    ALL OR A PORTION OF THIS SECURITY IS ON LOAN. (SEE NOTE 2)

^     ZERO COUPON BOND. INTEREST RATE PRESENTED IS YIELD TO MATURITY.

+     VARIABLE RATE INVESTMENTS.

~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

++    SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $17,504,165.

#     SECURITY PLEDGED AS COLLATERAL FOR FUTURES TRANSACTIONS.

** SECURITIES PURCHASED WITH CASH COLLATERAL FROM SECURITIES OUT-ON-LOAN. THE FUND HAS ALSO RECEIVED NON-CASH COLLATERAL IN THE AMOUNT OF $888,978. THE TOTAL COLLATERAL RECEIVED REPRESENTS 102.00% OF THE VALUE OF THE PORTFOLIO SECURITIES LOANED.

* COST FOR FEDERAL INCOME TAX PURPOSES IS $414,308,797 AND NET UNREALIZED APPRECIATION (DEPRECIATION) CONSISTS OF:

         GROSS UNREALIZED APPRECIATION                  $ 46,375,982
         GROSS UNREALIZED DEPRECIATION                   (35,036,696)
                                                        ------------
         NET UNREALIZED APPRECIATION (DEPRECIATION)     $ 11,339,286

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2005

                                      WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS
--------------------------------------------------------------------------------

   C&B LARGE CAP VALUE FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
COMMON STOCKS - 95.19%

APPAREL & OTHER FINISHED PRODUCTS MADE FROM FABRICS & SIMILAR MATERIALS - 3.18%
         16,200    JONES APPAREL GROUP INCORPORATED                                                                 $       497,664
          7,500    VF CORPORATION                                                                                           415,050

                                                                                                                            912,714
                                                                                                                    ---------------

BUSINESS SERVICES - 7.81%
         16,500    MANPOWER INCORPORATED                                                                                    767,250
         27,000    MICROSOFT CORPORATION                                                                                    706,050
          9,000    OMNICOM GROUP INCORPORATED                                                                               766,170

                                                                                                                          2,239,470
                                                                                                                    ---------------

CHEMICALS & ALLIED PRODUCTS - 6.94%
         21,000    AVON PRODUCTS INCORPORATED                                                                               599,550
         11,000    BRISTOL-MYERS SQUIBB COMPANY                                                                             252,780
         12,200    COLGATE PALMOLIVE COMPANY                                                                                669,170
         14,700    MERCK & COMPANY INCORPORATED                                                                             467,607

                                                                                                                          1,989,107
                                                                                                                    ---------------

COMMUNICATIONS - 4.71%
         19,900    COMCAST CORPORATION CLASS A+                                                                             511,231
         36,500    VODAFONE GROUP PLC ADR                                                                                   783,655
          2,500    VODAFONE GROUP PLC ADR                                                                                    53,675

                                                                                                                          1,348,561
                                                                                                                    ---------------

DEPOSITORY INSTITUTIONS - 8.00%
         22,000    BANK OF AMERICA CORPORATION                                                                            1,015,300
         13,195    JP MORGAN CHASE & COMPANY                                                                                523,710
         13,600    STATE STREET CORPORATION                                                                                 753,984

                                                                                                                          2,292,994
                                                                                                                    ---------------

EATING & DRINKING PLACES - 5.18%
         22,000    ARAMARK CORPORATION CLASS B                                                                              611,160
         25,900    MCDONALD'S CORPORATION                                                                                   873,348

                                                                                                                          1,484,508
                                                                                                                    ---------------

ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT - 5.21%
         24,500    FLEXTRONICS INTERNATIONAL LIMITED+                                                                       255,780
         32,000    MOLEX INCORPORATED CLASS A                                                                               786,880
         24,660    NOKIA OYJ ADR                                                                                            451,278

                                                                                                                          1,493,938
                                                                                                                    ---------------

FOOD & KINDRED PRODUCTS - 1.57%
         10,500    ANHEUSER-BUSCH COMPANIES INCORPORATED                                                                    451,080
                                                                                                                    ---------------

FURNITURE & FIXTURES - 1.71%
         21,400    LEGGETT & PLATT INCORPORATED                                                                             491,344
                                                                                                                    ---------------

GENERAL MERCHANDISE STORES - 1.37%
         32,800    BIG LOTS INCORPORATED+                                                                                   393,928
                                                                                                                    ---------------

WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS

                                   PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2005
--------------------------------------------------------------------------------

   C&B LARGE CAP VALUE FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
HEALTH SERVICES - 1.85%
         10,500    HCA INCORPORATED                                                                                 $       530,250
                                                                                                                    ---------------

HOLDING & OTHER INVESTMENT OFFICES - 2.36%
            230    BERKSHIRE HATHAWAY INCORPORATED+                                                                         675,165
                                                                                                                    ---------------

INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 7.86%
         18,200    APPLIED MATERIALS INCORPORATED                                                                           326,508
         19,400    DOVER CORPORATION                                                                                        785,506
          7,700    EATON CORPORATION                                                                                        516,593
         14,800    PITNEY BOWES INCORPORATED                                                                                625,300

                                                                                                                          2,253,907
                                                                                                                    ---------------

INSURANCE CARRIERS - 4.61%

         11,100    ALLSTATE CORPORATION                                                                                     600,177
         12,000    MBIA INCORPORATED                                                                                        721,920

                                                                                                                          1,322,097
                                                                                                                    ---------------

MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS - 4.94%
         14,000    BAXTER INTERNATIONAL INCORPORATED                                                                        527,100
          5,200    BECTON DICKINSON & COMPANY                                                                               312,416
         23,500    BOSTON SCIENTIFIC CORPORATION+                                                                           575,515

                                                                                                                          1,415,031
                                                                                                                    ---------------

MISCELLANEOUS MANUFACTURING INDUSTRIES - 3.43%
         21,300    HASBRO INCORPORATED                                                                                      429,834
         19,200    TYCO INTERNATIONAL LIMITED                                                                               554,112

                                                                                                                            983,946
                                                                                                                    ---------------

MISCELLANEOUS RETAIL - 1.47%
         16,800    ZALE CORPORATION+                                                                                        422,520
                                                                                                                    ---------------

NON-DEPOSITORY CREDIT INSTITUTIONS - 6.29%
         15,900    AMERICAN EXPRESS COMPANY                                                                                 818,214
         16,000    COUNTRYWIDE FINANCIAL CORPORATION                                                                        547,040
          6,700    FREDDIE MAC                                                                                              437,845

                                                                                                                          1,803,099
                                                                                                                    ---------------

PAPER & ALLIED PRODUCTS - 1.87%
          9,000    KIMBERLY-CLARK CORPORATION                                                                               536,850
                                                                                                                    ---------------

PETROLEUM REFINING & RELATED INDUSTRIES - 4.61%
         13,800    EXXON MOBIL CORPORATION                                                                                  775,146
          8,860    ROYAL DUTCH SHELL PLC ADR CLASS A                                                                        544,801

                                                                                                                          1,319,947
                                                                                                                    ---------------

PRIMARY METAL INDUSTRIES - 3.20%
         19,600    ENGELHARD CORPORATION                                                                                    590,940
          7,200    HUBBELL INCORPORATED CLASS B                                                                             324,864

                                                                                                                            915,804
                                                                                                                    ---------------

PRINTING, PUBLISHING & ALLIED INDUSTRIES - 1.46%
          6,900    GANNETT COMPANY INCORPORATED                                                                             417,933
                                                                                                                    ---------------

PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2005

                                      WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS
--------------------------------------------------------------------------------

   C&B LARGE CAP VALUE FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
TRANSPORTATION BY AIR - 1.84%
          5,100    FEDEX CORPORATION                                                                                $       527,289
                                                                                                                    ---------------

TRANSPORTATION EQUIPMENT - 2.39%
          6,000    GENERAL DYNAMICS CORPORATION                                                                             684,300
                                                                                                                    ---------------

WATER TRANSPORTATION - 1.33%
          7,100    CARNIVAL CORPORATION                                                                                     379,637
                                                                                                                    ---------------

TOTAL COMMON STOCKS (COST $26,507,277)                                                                                   27,285,419
                                                                                                                    ---------------

SHORT-TERM INVESTMENTS - 4.75%
      1,359,850    WELLS FARGO ADVANTAGE MONEY MARKET TRUST~++                                                            1,359,850
                                                                                                                    ---------------

TOTAL SHORT-TERM INVESTMENTS (COST $1,359,849)                                                                            1,359,850
                                                                                                                    ---------------
TOTAL INVESTMENTS IN SECURITIES
(COST $27,867,126)*                                   99.94%                                                        $    28,645,269
                                                     ------                                                         ---------------

OTHER ASSETS AND LIABILITIES, NET                      0.06                                                                  18,487
                                                     ------                                                         ---------------
TOTAL NET ASSETS                                     100.00%                                                        $    28,663,756
                                                     ------                                                         ---------------

+     NON-INCOME EARNING SECURITIES.

~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

++    SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $1,359,849.

* COST FOR FEDERAL INCOME TAX PURPOSES IS $27,887,063 AND NET UNREALIZED APPRECIATION (DEPRECIATION) CONSISTS OF:

      GROSS UNREALIZED APPRECIATION                        $ 1,689,868
      GROSS UNREALIZED DEPRECIATION                           (931,662)
                                                           -----------
      NET UNREALIZED APPRECIATION (DEPRECIATION)           $   758,206

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS

                                   PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2005
--------------------------------------------------------------------------------

   DISCOVERY FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
COMMON STOCKS - 97.48%

AEROSPACE, DEFENSE - 2.36%
        268,533    BE AEROSPACE INCORPORATED+                                                                       $     5,907,726
                                                                                                                    ---------------

AMUSEMENT & RECREATION SERVICES - 2.71%
         43,400    HARRAH'S ENTERTAINMENT INCORPORATED                                                                    3,093,986
         96,800    LIFETIME FITNESS INCORPORATED+                                                                         3,687,112

                                                                                                                          6,781,098
                                                                                                                    ---------------

APPAREL & ACCESSORY STORES - 4.08%
         48,500    ABERCROMBIE & FITCH COMPANY CLASS A                                                                    3,161,230
         24,900    CARTER'S INCORPORATED+                                                                                 1,465,365
         27,900    CHICO'S FAS INCORPORATED+                                                                              1,225,647
        104,900    DSW INCORPORATED+                                                                                      2,750,478
         63,200    URBAN OUTFITTERS INCORPORATED+                                                                         1,599,592

                                                                                                                         10,202,312
                                                                                                                    ---------------

BUSINESS SERVICES - 11.44%
        170,600    CHECK POINT SOFTWARE TECHNOLOGIES LIMITED+<<                                                           3,429,060
        236,100    COGENT INCORPORATED+                                                                                   5,354,748
         93,400    COGNIZANT TECHNOLOGY SOLUTIONS CORPORATION CLASS A+                                                    4,702,690
        170,161    EMAGEON INCORPORATED+                                                                                  2,705,560
         57,200    F5 NETWORKS INCORPORATED+                                                                              3,271,268
         63,700    MONSTER WORLDWIDE INCORPORATED+                                                                        2,600,234
        166,779    OPENTV CORPORATION CLASS A+<<                                                                            373,585
        108,600    RED HAT INCORPORATED+                                                                                  2,958,264
        110,000    VALUECLICK INCORPORATED+                                                                               1,992,100
         19,000    WEBSENSE INCORPORATED+                                                                                 1,247,160

                                                                                                                         28,634,669
                                                                                                                    ---------------

CHEMICALS & ALLIED PRODUCTS - 2.99%
        185,214    DIGENE CORPORATION+                                                                                    5,402,692
        123,300    INTERMUNE INCORPORATED+                                                                                2,071,440

                                                                                                                          7,474,132
                                                                                                                    ---------------

COMMUNICATIONS - 8.92%
        132,500    ADTRAN INCORPORATED                                                                                    3,940,550
        143,300    AMERICAN TOWER CORPORATION CLASS A+                                                                    3,883,430
        401,100    DOBSON COMMUNICATIONS CORPORATION CLASS A+                                                             3,008,250
         86,800    EQUINIX INCORPORATED+                                                                                  3,537,968
        182,076    NII HOLDINGS INCORPORATED+                                                                             7,953,080

                                                                                                                         22,323,278
                                                                                                                    ---------------

CONSTRUCTION SPECIAL TRADE CONTRACTORS - 0.71%
        134,400     QUANTA SERVICES INCORPORATED+                                                                         1,770,048
                                                                                                                    ---------------

EATING & DRINKING PLACES - 1.09%
         53,700     RED ROBIN GOURMET BURGERS INCORPORATED+                                                               2,736,552
                                                                                                                    ---------------

PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2005

                                      WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS
--------------------------------------------------------------------------------

   DISCOVERY FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
ELECTRIC, GAS & SANITARY SERVICES - 2.10%
         37,072    COVANTA HOLDING CORPORATION+                                                                     $       558,304
        202,300    WILLIAMS COMPANIES INCORPORATED                                                                        4,687,291

                                                                                                                          5,245,595
                                                                                                                    ---------------

ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT - 8.67%
         45,850    HARMAN INTERNATIONAL INDUSTRIES INCORPORATED                                                           4,486,422
         54,100    MARVELL TECHNOLOGY GROUP LIMITED+                                                                      3,034,469
        199,700    MEMC ELECTRONIC MATERIALS INCORPORATED+                                                                4,427,349
        112,000    MICROSEMI CORPORATION+                                                                                 3,097,920
        110,200    NETWORK APPLIANCE INCORPORATED+                                                                        2,975,400
         92,100    TESSERA TECHNOLOGIES INCORPORATED+                                                                     2,380,785
         29,700    VARIAN SEMICONDUCTOR EQUIPMENT ASSOCIATES INCORPORATED+                                                1,304,721

                                                                                                                         21,707,066
                                                                                                                    ---------------

ENGINEERING, ACCOUNTING, RESEARCH MANAGEMENT & RELATED SERVICES - 1.25%
         64,000    GEN-PROBE INCORPORATED+                                                                                3,122,560
                                                                                                                    ---------------

HEALTH SERVICES - 2.72%
         95,400    COMMUNITY HEALTH SYSTEMS+                                                                              3,657,636
         35,600    PEDIATRIX MEDICAL GROUP INCORPORATED+                                                                  3,153,092

                                                                                                                          6,810,728
                                                                                                                    ---------------

HEAVY CONSTRUCTION OTHER THAN BUILDING CONSTRUCTION CONTRACTS - 2.15%
        146,209    FOSTER WHEELER LIMITED+<<                                                                              5,377,567
                                                                                                                    ---------------

HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES - 1.05%
         83,000    GAMESTOP CORPORATION+                                                                                  2,641,060
                                                                                                                    ---------------

HOTELS, ROOMING HOUSES, CAMPS & OTHER LODGE PLACES - 2.45%
        254,500    HILTON HOTELS CORPORATION                                                                              6,135,995
                                                                                                                    ---------------

INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 5.24%
        117,300    GRANT PRIDECO INCORPORATED+                                                                            5,175,276
        111,200    NETGEAR INCORPORATED+                                                                                  2,140,600
        116,000    SCIENTIFIC GAMES CORPORATION CLASS A+                                                                  3,164,480
         78,000    UNOVA INCORPORATED+                                                                                    2,636,400

                                                                                                                         13,116,756
                                                                                                                    ---------------

INSURANCE CARRIERS - 1.88%
        131,100    ENDURANCE SPECIALTY HOLDINGS LIMITED                                                                   4,699,935
                                                                                                                    ---------------

JUSTICE, PUBLIC ORDER & SAFETY - 0.88%
         48,900    CORRECTIONS CORPORATION OF AMERICA+                                                                    2,199,033
                                                                                                                    ---------------

LEATHER & LEATHER PRODUCTS - 1.18%
         88,500    COACH INCORPORATED+                                                                                    2,950,590
                                                                                                                    ---------------

WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS

                                   PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2005
--------------------------------------------------------------------------------

   DISCOVERY FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                           VALUE
MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS - 6.80%
        133,200    AMERICAN MEDICAL SYSTEMS HOLDINGS INCORPORATED+                                                  $     2,374,956
         50,600    DENTSPLY INTERNATIONAL INCORPORATED                                                                    2,716,714
        207,400    EV3 INCORPORATED+<<                                                                                    3,057,076
         55,100    HAEMONETICS CORPORATION+                                                                               2,692,186
         47,400    MENTOR CORPORATION                                                                                     2,184,192
         72,400    METTLER-TOLEDO INTERNATIONAL INCORPORATED+                                                             3,996,480

                                                                                                                         17,021,604
                                                                                                                    ---------------

MEDICAL MANAGEMENT SERVICES - 1.59%
         69,900    COVENTRY HEALTH CARE INCORPORATED+                                                                     3,981,504
                                                                                                                    ---------------

METAL MINING - 3.77%
        118,800    GLAMIS GOLD LIMITED+<<                                                                                 3,264,624
        108,800    GOLDCORP INCORPORATED<<                                                                                2,424,064
        199,300    PAN AMERICAN SILVER CORPORATION+<<                                                                     3,752,819

                                                                                                                          9,441,507
                                                                                                                    ---------------

MISCELLANEOUS RETAIL - 2.10%
        238,049     MARVEL ENTERTAINMENT INCORPORATION+                                                                   3,899,243
         38,300     MICHAELS STORES INCORPORATED                                                                          1,354,671

                                                                                                                          5,253,914
                                                                                                                    ---------------

OIL & GAS EXTRACTION - 6.71%
         63,800    CANADIAN NATURAL RESOURCES LIMITED                                                                     3,165,756
        223,000    CHESAPEAKE ENERGY CORPORATION                                                                          7,075,790
         55,600    EDGE PETROLEUM CORPORATION+                                                                            1,384,996
         73,900    PIONEER DRILLING COMPANY+                                                                              1,325,027
        100,800    TODCO+<<                                                                                               3,836,448

                                                                                                                         16,788,017
                                                                                                                    ---------------

PRIMARY METAL INDUSTRIES - 1.32%
         63,900    PRECISION CASTPARTS CORPORATION                                                                        3,310,659
                                                                                                                    ---------------

STONE, CLAY, GLASS & CONCRETE PRODUCTS - 0.78%
         34,600    CARBO CERAMICS INCORPORATED                                                                            1,955,592
                                                                                                                    ---------------

THEATERS & ENTERTAINMENT - 2.43%
        319,800    REGAL ENTERTAINMENT GROUP CLASS A                                                                      6,082,596
                                                                                                                    ---------------

TRANSPORTATION EQUIPMENT - 2.49%
         69,200    AUTOLIV INCORPORATED                                                                                   3,143,064
        173,500    GENCORP INCORPORATED+                                                                                  3,079,625

                                                                                                                          6,222,689
                                                                                                                    ---------------

WHOLESALE TRADE NON-DURABLE GOODS - 4.23%
         87,000    CENTRAL EUROPEAN DISTRIBUTION CORPORATION+                                                             3,492,180
         64,200    DEAN FOODS COMPANY+                                                                                    2,417,772
        154,900    ENDO PHARMACEUTICALS HOLDINGS INCORPORATED+                                                            4,687,274

                                                                                                                         10,597,226
                                                                                                                    ---------------

PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2005

                                      WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS
--------------------------------------------------------------------------------

   DISCOVERY FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
WHOLESALE TRADE-DURABLE GOODS - 1.39%
        123,700    CYTYC CORPORATION+                                                                               $     3,492,051
                                                                                                                    ---------------

TOTAL COMMON STOCKS (COST $216,816,204)                                                                                 243,984,059
                                                                                                                    ---------------

RIGHTS - 0.00%
         90,400    SEAGATE TECHNOLOGY RIGHTS+(a)                                                                                  0

TOTAL RIGHTS (COST $0)                                                                                                            0
                                                                                                                    ---------------

COLLATERAL FOR SECURITIES LENDING - 6.40%

COLLATERAL INVESTED IN MONEY MARKET FUNDS - 0.57%
        864,177    SCUDDER DAILY ASSETS MONEY MARKET FUND                                                                   864,177
        549,767    SHORT TERM INVESTMENT COMPANY MONEY MARKET FUND                                                          549,767

                                                                                                                          1,413,944
                                                                                                                    ---------------

PRINCIPAL                                                                           INTEREST RATE   MATURITY DATE
COLLATERAL INVESTED IN OTHER ASSETS - 5.83%
    $14,600,000    MORGAN STANLEY REPURCHASE AGREEMENT
                   (MATURITY VALUE $14,605,171)                                          4.25%        01/03/2006         14,600,000

TOTAL COLLATERAL FOR SECURITIES LENDING (COST $16,013,944)                                                               16,013,944
                                                                                                                    ---------------
SHARES

SHORT-TERM INVESTMENTS - 0.94%

      2,349,788     WELLS FARGO ADVANTAGE MONEY MARKET TRUST~++                                                           2,349,788

TOTAL SHORT-TERM INVESTMENTS (COST $2,349,788)                                                                            2,349,788
                                                                                                                    ---------------

TOTAL INVESTMENTS IN SECURITIES

(COST $235,179,936)*                                 104.82%                                                        $   262,347,791
                                                     ------                                                         ---------------

OTHER ASSETS AND LIABILITIES, NET                     (4.82)                                                            (12,072,706)
                                                     ------                                                         ---------------
TOTAL NET ASSETS                                     100.00%                                                        $   250,275,085
                                                     ------                                                         ---------------

+     NON-INCOME EARNING SECURITIES.

(a) SECURITY FAIR VALUED IN ACCORDANCE WITH THE PROCEDURES APPROVED BY THE BOARD OF TRUSTEES.

~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

++    SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $2,349,788.

<<    ALL OR A PORTION OF THIS SECURITY IS ON LOAN.

* COST FOR FEDERAL INCOME TAX PURPOSES IS $235,735,432 AND NET UNREALIZED APPRECIATION (DEPRECIATION) CONSISTS OF:

      GROSS UNREALIZED APPRECIATION                       $ 32,072,845
      GROSS UNREALIZED DEPRECIATION                         (5,460,486)
                                                          ------------
      NET UNREALIZED APPRECIATION (DEPRECIATION)          $ 26,612,359

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS

                                   PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2005
--------------------------------------------------------------------------------

   EQUITY INCOME FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
COMMON STOCKS - 99.12%

BUSINESS SERVICES - 1.90%
         82,900    MICROSOFT CORPORATION                                                                            $     2,167,835
                                                                                                                    ---------------

CHEMICALS & ALLIED PRODUCTS - 12.12%
         63,150    ABBOTT LABORATORIES                                                                                    2,490,005
         18,560    AIR PRODUCTS & CHEMICALS INCORPORATED                                                                  1,098,566
         21,800    COLGATE PALMOLIVE COMPANY                                                                              1,195,730
         67,400    E.I. DU PONT DE NEMOURS & COMPANY                                                                      2,864,500
         78,355    PFIZER INCORPORATED                                                                                    1,827,239
         41,190    PROCTER & GAMBLE COMPANY                                                                               2,384,077
         23,289    ROHM & HAAS COMPANY                                                                                    1,127,653
         19,100    WYETH                                                                                                    879,937

                                                                                                                         13,867,707
                                                                                                                    ---------------

COMMUNICATIONS - 3.34%
         10,800    ALLTEL CORPORATION                                                                                       681,480
         47,045    AT&T INCORPORATED                                                                                      1,152,132
         66,149    VERIZON COMMUNICATIONS INCORPORATED                                                                    1,992,408

                                                                                                                          3,826,020
                                                                                                                    ---------------

DEPOSITORY INSTITUTIONS - 14.77%
         58,555    BANK OF AMERICA CORPORATION                                                                            2,702,313
        100,240    CITIGROUP INCORPORATED                                                                                 4,864,647
         27,300    FIFTH THIRD BANCORP                                                                                    1,029,756
         64,370    JP MORGAN CHASE & COMPANY                                                                              2,554,846
         40,100    NORTH FORK BANCORPORATION INCORPORATED                                                                 1,097,136
         74,700    US BANCORP                                                                                             2,232,783
         45,600    WACHOVIA CORPORATION                                                                                   2,410,416

                                                                                                                         16,891,897
                                                                                                                    ---------------

EATING & DRINKING PLACES - 2.04%
         69,050    MCDONALD'S CORPORATION                                                                                 2,328,366
                                                                                                                    ---------------

ELECTRIC, GAS & SANITARY SERVICES - 6.29%
         18,320    DOMINION RESOURCES INCORPORATED                                                                        1,414,304
         13,322    FIRSTENERGY CORPORATION                                                                                  652,645
         31,050    FPL GROUP INCORPORATED                                                                                 1,290,438
         17,800    KINDER MORGAN INCORPORATED                                                                             1,636,710
         33,880    PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED                                                           2,201,183

                                                                                                                          7,195,280
                                                                                                                    ---------------

ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT - 10.28%
         31,145    EMERSON ELECTRIC COMPANY                                                                               2,326,532
        121,730    GENERAL ELECTRIC COMPANY                                                                               4,266,637
         86,565    INTEL CORPORATION                                                                                      2,160,662
         78,475    MOTOROLA INCORPORATED                                                                                  1,772,750
         67,250    NOKIA OYJ ADR                                                                                          1,230,675

                                                                                                                         11,757,256
                                                                                                                    ---------------

PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2005

                                      WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS
--------------------------------------------------------------------------------

   EQUITY INCOME FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
ENGINEERING, ACCOUNTING, RESEARCH MANAGEMENT & RELATED SERVICES - 1.03%
         22,800    QUEST DIAGNOSTICS INCORPORATED                                                                   $     1,173,744
                                                                                                                    ---------------

FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT - 2.68%
         39,345    FORTUNE BRANDS INCORPORATED                                                                            3,069,697
                                                                                                                    ---------------

FOOD & KINDRED PRODUCTS - 2.78%
         53,865    PEPSICO INCORPORATED                                                                                   3,182,344
                                                                                                                    ---------------

GENERAL MERCHANDISE STORES - 3.01%
          9,033    FEDERATED DEPARTMENT STORES INCORPORATED                                                                 599,159
         51,640    TARGET CORPORATION                                                                                     2,838,651

                                                                                                                          3,437,810
                                                                                                                    ---------------

INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 6.37%
         37,959    3M COMPANY                                                                                             2,941,823
         68,815    HEWLETT-PACKARD COMPANY                                                                                1,970,173
         28,945    INTERNATIONAL BUSINESS MACHINES CORPORATION                                                            2,379,279

                                                                                                                          7,291,275
                                                                                                                    ---------------

INSURANCE CARRIERS - 7.83%
         28,650    ALLSTATE CORPORATION                                                                                   1,549,106
         36,338    AMERICAN INTERNATIONAL GROUP INCORPORATED                                                              2,479,342
         33,080    METLIFE INCORPORATED                                                                                   1,620,920
         73,950    ST. PAUL COMPANIES INCORPORATED                                                                        3,303,346

                                                                                                                          8,952,714
                                                                                                                    ---------------

MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS - 1.99%
         23,550    BAXTER INTERNATIONAL INCORPORATED                                                                        886,658
         23,215    BECTON DICKINSON & COMPANY                                                                             1,394,757

                                                                                                                          2,281,415
                                                                                                                    ---------------

MISCELLANEOUS MANUFACTURING INDUSTRIES - 2.02%
          9,763    ACCO BRANDS CORPORATION+                                                                                 239,194
         34,495    JOHNSON & JOHNSON                                                                                      2,073,149

                                                                                                                          2,312,343
                                                                                                                    ---------------

MOTION PICTURES - 1.93%
         66,100    TIME WARNER INCORPORATED                                                                               1,152,784
         43,900    WALT DISNEY COMPANY                                                                                    1,052,283

                                                                                                                          2,205,067
                                                                                                                    ---------------

NON-DEPOSITORY CREDIT INSTITUTIONS - 2.06%
         45,770    AMERICAN EXPRESS COMPANY                                                                               2,355,324
                                                                                                                    ---------------

OIL & GAS EXTRACTION - 1.06%
         27,300    TIDEWATER INCORPORATED                                                                                 1,213,758
                                                                                                                    ---------------

WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS

                                   PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2005
--------------------------------------------------------------------------------

   EQUITY INCOME FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                            VALUE
PETROLEUM REFINING & RELATED INDUSTRIES - 9.54%
         22,809    BP PLC ADR                                                                                       $     1,464,794
         44,925    CHEVRONTEXACO CORPORATION                                                                              2,550,392
         34,450    CONOCOPHILLIPS                                                                                         2,004,301
         77,314    EXXON MOBIL CORPORATION                                                                                4,342,727
          9,000    ROYAL DUTCH SHELL PLC ADR CLASS A                                                                        553,410

                                                                                                                         10,915,624
                                                                                                                    ---------------

SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES - 3.03%
          9,534    AMERIPRISE FINANCIAL INCORPORATED                                                                        390,894
         54,135    MORGAN STANLEY                                                                                         3,071,620

                                                                                                                          3,462,514
                                                                                                                    ---------------

TOBACCO PRODUCTS - 1.69%
         25,870    ALTRIA GROUP INCORPORATED                                                                              1,933,006
                                                                                                                    ---------------

TRANSPORTATION EQUIPMENT - 1.36%
         41,658    HONEYWELL INTERNATIONAL INCORPORATED                                                                   1,551,760
                                                                                                                    ---------------

TOTAL COMMON STOCKS (COST $96,580,574)                                                                                  113,372,756
                                                                                                                    ---------------

SHORT-TERM INVESTMENTS - 1.11%
      1,271,141    WELLS FARGO ADVANTAGE MONEY MARKET TRUST~++                                                            1,271,141

TOTAL SHORT-TERM INVESTMENTS (COST $1,271,141)                                                                            1,271,141
                                                                                                                    ---------------

TOTAL INVESTMENTS IN SECURITIES
(COST $97,851,715)*                                  100.23%                                                        $   114,643,897
                                                     ------                                                         ---------------

OTHER ASSETS AND LIABILITIES, NET                     (0.23)                                                               (268,735)
                                                     ------                                                         ---------------
TOTAL NET ASSETS                                     100.00%                                                        $   114,375,162
                                                     ------                                                         ---------------

+     NON-INCOME EARNING SECURITIES.

~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

++    SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $1,271,141

* COST FOR FEDERAL INCOME TAX PURPOSES IS $97,924,541 AND NET UNREALIZED APPRECIATION (DEPRECIATION) CONSISTS OF:

      GROSS UNREALIZED APPRECIATION                        $ 19,996,588
      GROSS UNREALIZED DEPRECIATION                          (3,277,232)
                                                           ------------
      NET UNREALIZED APPRECIATION (DEPRECIATION)           $ 16,719,356

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2005

                                      WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS
--------------------------------------------------------------------------------

   INTERNATIONAL CORE FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
COMMON STOCKS - 98.64%

AUSTRALIA - 2.43%
         24,447    PUBLISHING & BROADCASTING LIMITED (PRINTING, PUBLISHING &
                      ALLIED INDUSTRIES)                                                                            $       295,356
         30,000    WESTFIELD GROUP (PROPERTIES)                                                                             399,393
          9,332    WOODSIDE PETROLEUM LIMITED (OIL & GAS EXTRACTION)                                                        268,110

                                                                                                                            962,859
                                                                                                                    ---------------

BELGIUM - 1.02%
         12,600    FORTIS (DEPOSITORY INSTITUTIONS)                                                                         402,015
                                                                                                                    ---------------

DENMARK - 2.04%
             40    A P MOLLER - MAERSK A/S (LOCAL & SUB-TRANSIT & INTERURBAN
                      HIGHWAY PASS TRANSPORTATION)                                                                          413,837
         11,200    DANSKE BANK A/S (DEPOSITORY INSTITUTIONS)                                                                394,541

                                                                                                                            808,378
                                                                                                                    ---------------

FINLAND - 1.31%
         28,300    NOKIA OYJ (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT &
                   COMPONENTS, EXCEPT COMPUTER EQUIPMENT)                                                                   517,640
                                                                                                                    ---------------

FRANCE - 10.77%
         34,900    ALCATEL SA (COMMUNICATIONS)+                                                                             432,598
         18,300    AXA SA (INSURANCE CARRIERS)                                                                              590,595
          8,600    BOUYGUES SA (ENGINEERING CONSTRUCTION)                                                                   420,496
          8,166    CAP GEMINI SA (INDUSTRIAL & COMMERCIAL MACHINERY &
                      COMPUTER EQUIPMENT)+                                                                                  327,831
          6,300    CARREFOUR SA (FOOD STORES)                                                                               295,209
          3,800    LAFARGE SA (STONE, CLAY, GLASS & CONCRETE PRODUCTS)                                                      341,909
          6,100    SANOFI-AVENTIS SA (CHEMICALS & ALLIED PRODUCTS)                                                          534,410
            700    TOTAL SA (PETROLEUM REFINING & RELATED INDUSTRIES)                                                       175,856
          6,000    TOTAL SA ADR (OIL & GAS EXTRACTION)                                                                      758,400
         12,400    VIVENDI UNIVERSAL SA (COMMUNICATIONS)                                                                    388,440

                                                                                                                          4,265,744
                                                                                                                    ---------------

GERMANY - 7.42%
          2,600    ALLIANZ AG (INSURANCE CARRIERS)+                                                                         393,815
          4,400    BAYERISCHE MOTOREN WERKE AG (AUTOMOTIVE DEALERS & GASOLINE
                      SERVICE STATIONS)                                                                                     192,999
          4,200    CELESIO AG (WHOLESALE TRADE-DURABLE GOODS)                                                               361,291
         18,000    DEUTSCHE TELEKOM AG (COMMUNICATIONS)                                                                     300,046
          4,300    E.ON AG (ELECTRIC, GAS & SANITARY SERVICES)                                                              444,880
          3,100    FRESENIUS MEDICAL CARE AG (HEALTH SERVICES)                                                              326,637
         13,000    METRO AG (FOOD STORES)                                                                                   627,938
          1,600    SAP AG (BUSINESS SERVICES)                                                                               290,120

                                                                                                                          2,937,726
                                                                                                                    ---------------

GREECE - 1.50%
         12,305    ALPHA BANK AE (DEPOSITORY INSTITUTIONS)                                                                  359,825
         10,544    COSMOTE MOBILE COMMUNICATIONS SA (COMMUNICATIONS)                                                        234,430

                                                                                                                            594,255
                                                                                                                    ---------------

HONG KONG - 4.40%
         26,000    CHEUNG KONG HOLDINGS LIMITED (REAL ESTATE)                                                               266,752
         56,500    CHINA MOBILE (HONG KONG) LIMITED (COMMUNICATIONS)                                                        267,429
        742,000    CHINA PETROLEUM & CHEMICAL CORPORATION (SINOPEC) (OIL
                      COMPANIES)                                                                                            368,433

WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS

                                   PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2005
--------------------------------------------------------------------------------

   INTERNATIONAL CORE FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
HONG KONG (CONTINUED)
        553,000    GUANGDONG INVESTMENT LIMITED (BUSINESS SERVICES)                                                 $       206,831
         98,000    LI & FUNG LIMITED (WHOLESALE TRADE NON-DURABLE GOODS)                                                    188,956
         28,560    SUNG HUNG KAI PROPERTIES LIMITED (REAL ESTATE)                                                           278,099
         31,000    TELEVISION BROADCASTS LIMITED (MOTION PICTURES)                                                          164,722

                                                                                                                          1,741,222
                                                                                                                    ---------------

HUNGARY - 0.53%
          3,224    OTP BANK GDR (DEPOSITORY INSTITUTIONS)                                                                   211,494
                                                                                                                    ---------------

INDIA - 0.49%
          9,000    DOCTOR REDDY'S LABORATORIES LIMITED ADR (HEALTH SERVICES)                                                194,400
                                                                                                                    ---------------

ITALY - 4.34%
         27,807    ENI SPA (PETROLEUM REFINING & RELATED INDUSTRIES)                                                        771,329
         18,500    MEDIASET SPA (COMMUNICATIONS)                                                                            196,023
        109,000    UNICREDITO ITALIANO SPA (DEPOSITORY INSTITUTIONS)                                                        751,039

                                                                                                                          1,718,391
                                                                                                                    ---------------

JAPAN - 24.15%
         42,100    AEON COMPANY LIMITED (MISCELLANEOUS RETAIL)                                                            1,070,929
         34,000    AJINOMOTO COMPANY INCORPORATED (FOOD & KINDRED PRODUCTS)                                                 347,971
         33,000    KANEKA CORPORATION (CHEMICALS & ALLIED PRODUCTS)                                                         398,737
         16,000    KAO CORPORATION (CHEMICALS & ALLIED PRODUCTS)                                                            428,711
          1,500    KEYENCE CORPORATION (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT
                      & COMPONENTS, EXCEPT COMPUTER EQUIPMENT)                                                              426,718
             36    MILLEA HOLDINGS INCORPORATED (INSURANCE CARRIERS)                                                        619,663
         30,000    MITSUI SUMITOMO INSURANCE COMPANY LIMITED (INSURANCE CARRIERS)                                           367,067
          6,300    MURATA MANUFACTURING COMPANY LIMITED
                   (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT
                      COMPUTER EQUIPMENT)                                                                                   403,849
         33,000    NIKKO CORDIAL CORPORATION (MISCELLANEOUS RETAIL)                                                         522,695
         61,000    NIPPON OIL CORPORATION (OIL & GAS EXTRACTION)                                                            473,269
         39,600    NOMURA HOLDINGS INCORPORATED (SECURITY & COMMODITY BROKERS,
                   DEALERS, EXCHANGES & SERVICES)                                                                           758,859
            254    NTT DOCOMO INCORPORATED (COMMUNICATIONS)                                                                 387,671
         19,800    OMRON CORPORATION (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT &
                      COMPONENTS, EXCEPT COMPUTER EQUIPMENT)                                                                456,658

          8,500    SECOM COMPANY LIMITED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT
                      & COMPONENTS, EXCEPT COMPUTER EQUIPMENT)                                                              444,694
         20,000    SEINO TRANSPORTATION COMPANY LIMITED (MOTOR FREIGHT
                      TRANSPORTATION & WAREHOUSING)                                                                         217,917
         31,000    SHARP CORPORATION (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT
                   & COMPONENTS, EXCEPT COMPUTER EQUIPMENT)                                                                 471,565

         10,000    SHIMACHU COMPANY LIMITED (MISCELLANEOUS RETAIL)                                                          303,557
         99,000    SHINSEI BANK LIMITED (DEPOSITORY INSTITUTIONS)                                                           572,502
         87,000    SUMITOMO TRUST & BANKING COMPANY LIMITED (DEPOSITORY INSTITUTIONS)                                       888,922

                                                                                                                          9,561,954
                                                                                                                    ---------------

NETHERLANDS - 4.21%
         24,000    ASML HOLDING NV (SEMICONDUCTOR EQUIPMENT MANUFACTURING & RELATED)+                                       480,187
         17,600    ING GROEP NV (FINANCIAL SERVICES)                                                                        610,511
          2,400    UNILEVER NV (FOOD & KINDRED PRODUCTS)                                                                    164,372
         20,400    WOLTERS KLUWER NV (PRINTING, PUBLISHING & ALLIED INDUSTRIES)                                             412,507

                                                                                                                          1,667,577
                                                                                                                    ---------------

NORWAY - 1.28%
         22,000    STATOIL ASA (PETROLEUM REFINING & RELATED INDUSTRIES)                                                    505,238
                                                                                                                    ---------------

PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2005

                                      WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS
--------------------------------------------------------------------------------

   INTERNATIONAL CORE FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
RUSSIA - 1.89%
           7,600   LUKOIL COMPANY ADR (OIL & GAS EXTRACTION)                                                        $       452,200
           8,500   MOBILE TELESYSTEMS ADR (COMMUNICATIONS)                                                                  297,500

                                                                                                                            749,700
                                                                                                                    ---------------

SINGAPORE - 0.58%
         26,000    UNITED OVERSEAS BANK LIMITED (DEPOSITORY INSTITUTIONS)                                                   228,310
                                                                                                                    ---------------

SOUTH KOREA - 0.93%
            760    SAMSUNG ELECTRONICS COMPANY LIMITED - PREFERRED
                   (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT
                      COMPUTER EQUIPMENT)                                                                                   369,155
                                                                                                                    ---------------

SPAIN - 1.47%
         20,000    BANCO BILBAO VIZCAYA ARGENTARIA SA (DEPOSITORY INSTITUTIONS)                                             357,062
         11,606    INDRA SISTEMAS SA (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER
                      EQUIPMENT)                                                                                            226,852

                                                                                                                            583,914
                                                                                                                    ---------------

SWEDEN - 1.11%
          3,354    ASSA ABLOY AB (FABRICATED METAL PRODUCTS, EXCEPT MACHINERY &
                      TRANSPORTATION EQUIPMENT)                                                                              52,772
         23,300    SECURITAS AB (BUSINESS SERVICES)                                                                         387,136
                                                                                                                            439,908
                                                                                                                    ---------------

SWITZERLAND - 7.57%
            700    NESTLE SA (FOOD & KINDRED PRODUCTS)                                                                      209,353
         17,000    NOVARTIS AG (CHEMICALS & ALLIED PRODUCTS)                                                                893,307
          5,800    ROCHE HOLDING AG (HEALTH SERVICES)                                                                       870,850
          5,400    UBS AG (FINANCIAL SERVICES)                                                                              514,090
          2,389    ZURICH FINANCIAL SERVICES AG (FINANCIAL SERVICES)+                                                       509,052

                                                                                                                          2,996,652
                                                                                                                    ---------------

THAILAND - 0.91%
        140,000    ADVANCED INFORMATION SERVICE PUBLIC COMPANY LIMITED (FOREIGN
                      REGISTERED) (COMMUNICATIONS)                                                                          361,731
                                                                                                                    ---------------

UNITED KINGDOM - 18.29%
          4,129    ASTRAZENECA PLC (CHEMICALS & ALLIED PRODUCTS)                                                            200,969
         52,043    AVIVA PLC (INSURANCE CARRIERS)                                                                           631,253
         49,000    BAE SYSTEMS PLC (TRANSPORTATION BY AIR)                                                                  321,830
         46,300    BARCLAYS PLC (DEPOSITORY INSTITUTIONS)                                                                   486,714
         21,290    EMAP PLC (PRINTING, PUBLISHING & ALLIED INDUSTRIES)                                                      316,110
         49,600    GLAXOSMITHKLINE PLC (CHEMICALS & ALLIED PRODUCTS)                                                      1,253,590
         34,400    HSBC HOLDINGS PLC (DEPOSITORY INSTITUTIONS)                                                              552,195
        195,000    LEGAL & GENERAL GROUP PLC (INSURANCE CARRIERS)                                                           409,304
         72,700    ROLLS ROYCE GROUP PLC (AEROSPACE, DEFENSE)                                                               534,715
      2,428,180    ROLLS ROYCE GROUP PLC CLASS B (AEROSPACE, DEFENSE)                                                         4,282
         23,000    ROYAL DUTCH SHELL PLC CLASS A (PETROLEUM REFINING & RELATED
                      INDUSTRIES)                                                                                           700,807
         50,000    SCOTTISH & NEWCASTLE PLC (FOOD & KINDRED PRODUCTS)                                                       418,509
         21,200    STANDARD CHARTERED PLC (DEPOSITORY INSTITUTIONS)                                                         472,343
        436,000    VODAFONE GROUP PLC (COMMUNICATIONS)                                                                      941,417
                                                                                                                          7,244,038
                                                                                                                    ---------------
TOTAL COMMON STOCKS (COST $33,800,852)                                                                                   39,062,301
                                                                                                                    ---------------

WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS

                                   PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2005
--------------------------------------------------------------------------------

   INTERNATIONAL CORE FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
RIGHTS

         61,000    CHEUNG KONG HOLDINGS RIGHTS+(A)                                                                  $             0

TOTAL RIGHTS (COST $0)                                                                                                            0
                                                                                                                    ---------------

SHORT-TERM INVESTMENTS - 1.54%
        610,646    WELLS FARGO ADVANTAGE MONEY MARKET TRUST~++                                                              610,646

TOTAL SHORT-TERM INVESTMENTS (COST $610,646)                                                                                610,646
                                                                                                                    ---------------

TOTAL INVESTMENTS IN SECURITIES
(COST $34,411,498)*                            100.18%                                                              $    39,672,947
                                               -------                                                              ---------------

OTHER ASSETS AND LIABILITIES, NET               (0.18)                                                                      (71,349)
                                               -------                                                              ---------------
TOTAL NET ASSETS                               100.00%                                                              $    39,601,598
                                               -------                                                              ---------------

+     NON-INCOME EARNING SECURITIES.

~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

++    SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $610,646.

(a) SECURITY FAIR VALUED IN ACCORDANCE WITH THE PROCEDURES APPROVED BY THE BOARD OF TRUSTEES.

* COST FOR FEDERAL INCOME TAX PURPOSES IS $34,477,810 AND NET UNREALIZED APPRECIATION (DEPRECIATION) CONSISTS OF:

      GROSS UNREALIZED APPRECIATION                                $ 5,835,808
      GROSS UNREALIZED DEPRECIATION                                   (640,671)
                                                                   ------------
      NET UNREALIZED APPRECIATION (DEPRECIATION)                   $ 5,195,137

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2005

                                      WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS
--------------------------------------------------------------------------------

      LARGE COMPANY CORE FUND
--------------------------------------------------------------------------------


SHARES             SECURITY NAME                                                                                       VALUE
COMMON STOCKS - 98.27%

APPAREL & ACCESSORY STORES - 6.39%
         55,000    GAP INCORPORATED                                                                                 $    970,200
         29,400    ROSS STORES INCORPORATED                                                                              849,660
                                                                                                                       1,819,860
                                                                                                                    ------------
BUSINESS SERVICES - 7.75%
          8,600    FIRST DATA CORPORATION                                                                                369,886
         75,000    INTERPUBLIC GROUP OF COMPANIES INCORPORATED+                                                          723,750
         42,496    MICROSOFT CORPORATION                                                                               1,111,270
                                                                                                                       2,204,906
                                                                                                                    ------------
CHEMICALS & ALLIED PRODUCTS - 10.14%
         26,800    MEDIMMUNE INCORPORATED+                                                                               938,536
         40,000    PFIZER INCORPORATED                                                                                   932,800
         22,000    WYETH                                                                                               1,013,540
                                                                                                                       2,884,876
                                                                                                                    ------------
COMMUNICATIONS - 3.41%
         37,800    COMCAST CORPORATION CLASS A+                                                                          971,082
                                                                                                                    ------------
DEPOSITORY INSTITUTIONS - 14.51%
         23,000    BANK OF AMERICA CORPORATION                                                                         1,061,450
         32,000    BANK OF NEW YORK COMPANY INCORPORATED                                                               1,019,200
         23,000    CITIGROUP INCORPORATED                                                                              1,116,190
         23,500    JP MORGAN CHASE & COMPANY                                                                             932,715
                                                                                                                       4,129,555
                                                                                                                    ------------
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT - 22.16%
         39,000    AMERICAN POWER CONVERSION CORPORATION                                                                 858,000
         13,000    CISCO SYSTEMS INCORPORATED+                                                                           222,560
         30,000    GENERAL ELECTRIC COMPANY                                                                            1,051,500
         42,500    INTEL CORPORATION                                                                                   1,060,800
         43,000    NOKIA OYJ ADR                                                                                         786,900
         45,200    NOVELLUS SYSTEMS INCORPORATED+                                                                      1,090,224
         90,000    VISHAY INTERTECHNOLOGY INCORPORATED+                                                                1,238,400
                                                                                                                       6,308,384
                                                                                                                    ------------
GENERAL MERCHANDISE STORES - 3.78%
         22,970    WAL-MART STORES INCORPORATED                                                                        1,074,996
                                                                                                                    ------------
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 3.83%
         85,000    SYMBOL TECHNOLOGIES INCORPORATED                                                                    1,089,700
                                                                                                                    ------------
INSURANCE AGENTS, BROKERS & SERVICE - 3.24%
         29,000    MARSH & MCLENNAN COMPANIES INCORPORATED                                                               921,040
                                                                                                                    ------------
INSURANCE CARRIERS - 3.84%
         16,000    AMERICAN INTERNATIONAL GROUP INCORPORATED                                                           1,091,680
                                                                                                                    ------------
MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS - 2.41%
         28,000    BOSTON SCIENTIFIC CORPORATION+                                                                        685,720
                                                                                                                    ------------

WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS

                                   PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2005
--------------------------------------------------------------------------------

      LARGE COMPANY CORE FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                        VALUE
MISCELLANEOUS MANUFACTURING INDUSTRIES - 3.14%
         31,000    TYCO INTERNATIONAL LIMITED                                                                       $    894,660
                                                                                                                    ------------
MOTION PICTURES - 4.65%
         58,000    TIME WARNER INCORPORATED                                                                            1,011,520
         13,000    WALT DISNEY COMPANY                                                                                   311,610
                                                                                                                       1,323,130
                                                                                                                    ------------
NON-DEPOSITORY CREDIT INSTITUTIONS - 0.64%
          2,800    FREDDIE MAC                                                                                           182,980
                                                                                                                    ------------
OIL & GAS EXTRACTION - 1.64%
         10,500    TIDEWATER INCORPORATED                                                                                466,830
                                                                                                                    ------------
SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES - 6.74%
         12,000    MERRILL LYNCH & COMPANY INCORPORATED                                                                  812,760
         19,500    MORGAN STANLEY                                                                                      1,106,430
                                                                                                                       1,919,190
                                                                                                                    ------------
TOTAL COMMON STOCKS (COST $28,375,282)                                                                                27,968,589
                                                                                                                    ------------
WARRANTS - 0.00%
            899    LUCENT TECHNOLOGIES INCORPORATED (EXPIRE ON 12/10/2007)+                                                  508

TOTAL WARRANTS (COST $1,429)                                                                                                 508
                                                                                                                    ------------
SHORT-TERM INVESTMENTS - 1.42%
        402,054    WELLS FARGO ADVANTAGE MONEY MARKET TRUST~++                                                           402,054
                                                                                                                    ------------
TOTAL SHORT-TERM INVESTMENTS (COST $402,054)                                                                             402,054
                                                                                                                    ------------
TOTAL INVESTMENTS IN SECURITIES
(COST $28,778,765)*                                   99.69%                                                        $ 28,371,151
                                                     ------                                                         ------------

OTHER ASSETS AND LIABILITIES, NET                      0.31                                                               89,266
                                                     ------                                                         ------------

TOTAL NET ASSETS                                     100.00%                                                        $ 28,460,417
                                                     ------                                                         ------------

+    NON-INCOME EARNING SECURITIES.

~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

++   SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $402,054.

* COST FOR FEDERAL INCOME TAX PURPOSES IS $28,862,425 AND NET UNREALIZED APPRECIATION (DEPRECIATION) CONSISTS OF:

      GROSS UNREALIZED APPRECIATION                        $   1,079,092
      GROSS UNREALIZED DEPRECIATION                           (1,570,366)
                                                           -------------
      NET UNREALIZED APPRECIATION (DEPRECIATION)           $    (491,274)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2005

                                      WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS
--------------------------------------------------------------------------------

      LARGE COMPANY GROWTH FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
COMMON STOCKS - 97.13%

APPAREL & ACCESSORY STORES - 1.68%
         40,000    KOHL'S CORPORATION+                                                                              $  1,944,000
                                                                                                                    ------------
BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME DEALERS - 7.72%
         73,200    FASTENAL COMPANY                                                                                    2,868,708
         64,000    HOME DEPOT INCORPORATED                                                                             2,590,720
         52,400    LOWE'S COMPANIES INCORPORATED                                                                       3,492,984
                                                                                                                       8,952,412
                                                                                                                    ------------
BUSINESS SERVICES - 20.31%
         22,800    AUTOMATIC DATA PROCESSING INCORPORATED                                                              1,046,292
        179,800    EBAY INCORPORATED+                                                                                  7,776,350
         76,600    FIRST DATA CORPORATION                                                                              3,294,566
         19,100    FISERV INCORPORATED+                                                                                  826,457
          7,200    GOOGLE INCORPORATED CLASS A+                                                                        2,986,992
        212,200    MICROSOFT CORPORATION                                                                               5,549,030
         53,100    YAHOO! INCORPORATED+                                                                                2,080,458
                                                                                                                      23,560,145
                                                                                                                    ------------
CHEMICALS & ALLIED PRODUCTS - 9.31%
         52,800    AMGEN INCORPORATED+                                                                                 4,163,808
         56,400    GENENTECH INCORPORATED+                                                                             5,217,000
         20,100    GENZYME CORPORATION+                                                                                1,422,678
                                                                                                                      10,803,486
                                                                                                                    ------------
EDUCATIONAL SERVICES - 1.44%
         27,700    APOLLO GROUP INCORPORATED CLASS A+                                                                  1,674,742
                                                                                                                    ------------
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT - 13.86%
        213,900    CISCO SYSTEMS INCORPORATED+                                                                         3,661,968
        163,000    INTEL CORPORATION                                                                                   4,068,480
         62,900    LINEAR TECHNOLOGY CORPORATION                                                                       2,268,803
        217,500    NOKIA OYJ ADR                                                                                       3,980,250
         65,400    TEXAS INSTRUMENTS INCORPORATED                                                                      2,097,378
                                                                                                                      16,076,879
                                                                                                                    ------------
ENGINEERING, ACCOUNTING, RESEARCH MANAGEMENT & RELATED SERVICES - 3.64%
        110,750    PAYCHEX INCORPORATED                                                                                4,221,790
                                                                                                                    ------------
GENERAL MERCHANDISE STORES - 4.60%
         59,600    TARGET CORPORATION                                                                                  3,276,212
         44,000    WAL-MART STORES INCORPORATED                                                                        2,059,200
                                                                                                                       5,335,412
                                                                                                                    ------------
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 4.44%
        102,400    DELL INCORPORATED+                                                                                  3,070,976
        152,400    EMC CORPORATION+                                                                                    2,075,688
                                                                                                                       5,146,664
                                                                                                                    ------------

WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS

                                   PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2005
--------------------------------------------------------------------------------

      LARGE COMPANY GROWTH FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
INSURANCE CARRIERS - 4.01%
         68,175    AMERICAN INTERNATIONAL GROUP INCORPORATED                                                        $  4,651,580
                                                                                                                    ------------
MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS - 5.89%
        118,575    MEDTRONIC INCORPORATED                                                                              6,826,363
                                                                                                                    ------------
PERSONAL SERVICES - 2.32%
         65,400    CINTAS CORPORATION                                                                                  2,693,172
                                                                                                                    ------------
SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES - 17.91%
        309,150    CHARLES SCHWAB CORPORATION                                                                          4,535,231
         48,300    FRANKLIN RESOURCES INCORPORATED                                                                     4,540,683
         59,675    GOLDMAN SACHS GROUP INCORPORATED                                                                    7,621,094
         34,100    LEGG MASON INCORPORATED                                                                             4,081,429
                                                                                                                      20,778,437
                                                                                                                    ------------

TOTAL COMMON STOCKS (COST $106,741,212)                                                                              112,665,082
                                                                                                                    ------------
SHORT-TERM INVESTMENTS - 3.83%
      4,445,999    WELLS FARGO ADVANTAGE MONEY MARKET TRUST~++                                                         4,445,999

TOTAL SHORT-TERM INVESTMENTS (COST $4,445,999)                                                                         4,445,999
                                                                                                                    ------------
TOTAL INVESTMENTS IN SECURITIES
(COST $111,187,211)*                                 100.96%                                                        $117,111,081
                                                     ------                                                         ------------

OTHER ASSETS AND LIABILITIES, NET                     (0.96)                                                          (1,108,321)
                                                     ------                                                         ------------

TOTAL NET ASSETS                                     100.00%                                                        $116,002,760
                                                     ------                                                         ------------

+    NON-INCOME EARNING SECURITIES.

~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

++   SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $4,445,999.

* COST FOR FEDERAL INCOME TAX PURPOSES IS $112,789,896 AND NET UNREALIZED APPRECIATION (DEPRECIATION) CONSISTS OF:

       GROSS UNREALIZED APPRECIATION                    $ 21,486,676
       GROSS UNREALIZED DEPRECIATION                     (17,165,491)
                                                        ------------
       NET UNREALIZED APPRECIATION (DEPRECIATION)       $  4,321,185

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2005

                                      WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS
--------------------------------------------------------------------------------

      MONEY MARKET FUND
--------------------------------------------------------------------------------

PRINCIPAL          SECURITY NAME                                                    INTEREST RATE   MATURITY DATE      VALUE
ASSET-BACKED SECURITIES - 0.35%
      $ 192,907    HONDA AUTO RECEIVABLES OWNER TRUST SERIES 2005-5                      4.22%        11/15/2006    $    192,907

TOTAL ASSET-BACKED SECURITIES (COST $192,907)                                                                            192,907
                                                                                                                    ------------
CERTIFICATES OF DEPOSIT - 3.60%
        500,000    CREDIT SUISSE FIRST BOSTON NEW YORK                                   4.18         09/22/2006         500,000
      1,500,000    ROYAL BANK OF SCOTLAND NEW YORK                                       3.83         03/06/2006       1,499,821

TOTAL CERTIFICATES OF DEPOSIT (COST $1,999,821)                                                                        1,999,821
                                                                                                                    ------------
COMMERCIAL PAPER - 30.48%
      1,500,000    ALLIANCE & LEICESTER PLC^                                             4.07         03/23/2006       1,486,603
      1,000,000    AMSTERDAM FUNDING CORPORATION^                                        4.36         01/05/2006         999,758
      1,000,000    ATLAS CAPITAL FUNDING CORPORATION+/-                                  4.35         02/27/2006       1,000,000
      1,500,000    CONCORD MINUTEMEN CAPITAL COMPANY^                                    4.12         01/18/2006       1,497,425
      1,000,000    CULLINAN FINANCE CORPORATION^                                         3.90         03/23/2006         991,442
      1,000,000    FCAR OWNER TRUST I^                                                   4.53         06/07/2006         980,496
      1,500,000    FORTIS FUNDING LLC^                                                   3.83         01/23/2006       1,496,808
      1,500,000    GEORGE STREET FINANCE LLC^                                            4.06         01/12/2006       1,498,478
      1,500,000    HARRIER FINANCE FUNDING US LLC^                                       4.24         02/15/2006       1,492,403
      1,000,000    IXIS COMMERCIAL PAPER CR^                                             4.43         04/19/2006         986,956
      1,000,000    KLIO III FUNDING CORPORATION^                                         4.45         03/20/2006         990,606
      1,500,000    LEXINGTON PARKER CAPITAL^                                             4.02         01/10/2006       1,498,827
        500,000    MORGAN STANLEY                                                        4.35         07/11/2006         500,000
      1,500,000    WHITE PINE FINANCE LLC^                                               4.07         02/01/2006       1,495,082

TOTAL COMMERCIAL PAPER (COST $16,914,884)                                                                             16,914,884
                                                                                                                    ------------
CORPORATE BONDS & NOTES - 0.45%
        250,000    LASALLE NATIONAL BANK                                                 4.24         07/26/2006         250,186
                                                                                                                    ------------
TOTAL CORPORATE BONDS & NOTES (COST $250,186)                                                                            250,186
                                                                                                                    ------------
EXTENDABLE BONDS - 9.19%
      1,000,000    BANK OF IRELAND+++/-                                                  4.34         01/19/2007       1,000,000
      1,000,000    GENERAL ELECTRIC CAPITAL CORPORATION+/-                               4.44         01/09/2007       1,000,000
      1,000,000    NORDEA BANK AB+++/-                                                   4.34         01/11/2007       1,000,000
      1,000,000    NORTHERN ROCK PLC+++/-                                                4.50         01/09/2007       1,000,000
        600,000    NORTHERN ROCK PLC+++/-                                                4.22         10/20/2006         600,319
        500,000    PREMIUM ASSET TRUST+++/-                                              4.38         12/15/2006         500,000

TOTAL EXTENDABLE BONDS (COST $5,100,319)                                                                               5,100,319
                                                                                                                    ------------
MEDIUM TERM NOTES - 10.27%
        800,000    BANK OF AMERICA SECURITIES+/-SS.                                      4.33         09/09/2034         800,000
      1,000,000    BEAR STEARNS COMPANIES INCORPORATED+/-SS.                             4.37         09/09/2049       1,000,000
      1,000,000    CREDIT SUISSE FIRST BOSTON NEW YORK+/-                                4.34         05/19/2006       1,000,000
        500,000    CULLINAN FINANCE CORPORATION+++/-                                     4.33         12/20/2006         499,899
        500,000    GOLDMAN SACHS GROUP INCORPORATED+/-                                   4.39         10/27/2006         500,703
      1,000,000    LIQUID FUNDING LIMITED+++/-                                           4.37         09/29/2006       1,000,000
        900,000    NATIONWIDE BUILDING SOCIETY+++/-                                      4.60         12/11/2006         900,948

TOTAL MEDIUM TERM NOTES (COST $5,701,550)                                                                              5,701,550
                                                                                                                    ------------

WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS

                                   PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2005
--------------------------------------------------------------------------------

      MONEY MARKET FUND
--------------------------------------------------------------------------------

PRINCIPAL          SECURITY NAME                                                          INTEREST RATE MATURITY DATE       VALUE
PROMISSORY NOTES - 1.80%
    $ 1,000,000    CITIGROUP GLOBALSS.                                                        4.32%      09/09/2049     $  1,000,000

TOTAL PROMISSORY NOTES (COST $1,000,000)                                                                                   1,000,000
                                                                                                                        ------------
REPURCHASE AGREEMENTS - 34.78%
      2,000,000    BANK OF AMERICA NA - 102% COLLATERALIZED BY US GOVERNMENT SECURITIES
                   (MATURITY VALUE $2,000,949)                                                4.27       01/03/2006        2,000,000
      1,000,000    BARCLAYS CAPITAL INCORPORATED - 102% COLLATERALIZED BY US GOVERNMENT
                   SECURITIES
                   (MATURITY VALUE $1,000,478)                                                4.30       01/03/2006        1,000,000
      1,000,000    CREDIT SUISSE FIRST BOSTON - 102% COLLATERALIZED BY US GOVERNMENT
                   SECURITIES
                   (MATURITY VALUE $1,000,482)                                                4.34       01/03/2006        1,000,000
      1,000,000    GOLDMAN SACHS & COMPANY - 102% COLLATERALIZED BY US GOVERNMENT
                   SECURITIES
                   (MATURITY VALUE $1,000,477)                                                4.29       01/06/2006        1,000,000
      1,000,000    GOLDMAN SACHS & COMPANY - 102% COLLATERALIZED BY US GOVERNMENT
                   SECURITIES
                   (MATURITY VALUE $1,000,478)                                                4.30       01/03/2006        1,000,000
      1,000,000    MORGAN STANLEY & COMPANY - 102% COLLATERALIZED BY US GOVERNMENT
                   SECURITIES
                   (MATURITY VALUE $1,000,479)                                                4.31       01/03/2006        1,000,000
     12,306,443    MORGAN STANLEY & COMPANY - 102% COLLATERALIZED BY US GOVERNMENT
                   SECURITIES
                   (MATURITY VALUE $12,312,282)                                               4.27       01/03/2006       12,306,443

TOTAL REPURCHASE AGREEMENTS (COST $19,306,443)                                                                            19,306,443
                                                                                                                        ------------
TIME DEPOSITS - 9.01%
      1,000,000    DEUTSCHE BANK CAYMAN                                                       4.40       01/03/2006        1,000,000
      1,000,000    HBOS TREASURY SERVICES                                                     4.45       01/03/2006        1,000,000
      1,000,000    RABOBANK NED CAYMAN ISLAND                                                 4.06       01/03/2006        1,000,000
      1,000,000    SOCIETE GENERALE (CANADA)                                                  4.41       01/04/2006        1,000,000
      1,000,000    US BANK NA CAYMAN                                                          4.00       01/03/2006        1,000,000

TOTAL TIME DEPOSITS (COST $5,000,000)                                                                                      5,000,000
                                                                                                                        ------------
TOTAL INVESTMENTS IN SECURITIES
(COST $55,466,110)*                                   99.93%                                                            $ 55,466,110
OTHER ASSETS AND LIABILITIES, NET                      0.07                                                                   37,508
                                                     ------

TOTAL NET ASSETS                                     100.00%                                                            $ 55,503,618
                                                     ------                                                             ------------

++ SECURITIES THAT MAY BE RESOLD TO "QUALIFIED INSTITUTIONAL BUYERS" UNDER RULE 144A OR SECURITIES OFFERED PURSUANT TO SECTION 4 (2) OF THE SECURITIES ACT OF 1933, AS AMENDED.

^    ZERO COUPON BOND. INTEREST RATE PRESENTED IS YIELD TO MATURITY.

+/-  VARIABLE RATE INVESTMENTS.

SS. THESE SECURITIES ARE SUBJECT TO A DEMAND FEATURE WHICH REDUCES THE EFFECTIVE MATURITY.

* COST FOR FEDERAL INCOME TAX PURPOSES IS SUBSTANTIALLY THE SAME AS FOR FINANCIAL REPORTING PURPOSES.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2005

                                      WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS
--------------------------------------------------------------------------------

      MULTI CAP VALUE FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                    VALUE
COMMON STOCKS - 99.82%

AUTOMOTIVE DEALERS & GASOLINE SERVICE STATIONS - 0.20%
           1,535   LITHIA MOTORS INCORPORATED CLASS A                           $      48,260
                                                                                -------------

BUSINESS SERVICES - 8.59%
          75,570   3COM CORPORATION+                                                  272,052
          11,555   ABM INDUSTRIES INCORPORATED                                        225,900
          33,280   EMBARCADERO TECHNOLOGIES INCORPORATED+                             242,278
           8,000   IMS HEALTH INCORPORATED                                            199,360
          10,910   KFORCE INCORPORATED+                                               121,756
          23,620   MOBIUS MANAGEMENT SYSTEMS INCORPORATED+                            158,726
           5,795   MONEYGRAM INTERNATIONAL INCORPORATED                               151,134
          94,110   SUN MICROSYSTEMS INCORPORATED+                                     394,321
          17,543   VIGNETTE CORPORATION+                                              286,126

                                                                                    2,051,653
                                                                                -------------

CHEMICALS & ALLIED PRODUCTS - 4.27%
          16,000   NOVEN PHARMACEUTICALS INCORPORATED+                                242,080
          20,435   ORASURE TECHNOLOGIES INCORPORATED+                                 180,237
          23,945   POLYONE CORPORATION+                                               153,966
          71,170   REVLON INCORPORATED CLASS A+                                       220,627
           3,915   RPM INTERNATIONAL INCORPORATED                                      68,004
          23,000   WELLMAN INCORPORATED                                               155,940

                                                                                    1,020,854
                                                                                -------------

COMMUNICATIONS - 3.02%
          64,655   CINCINNATI BELL INCORPORATED+                                      226,939
          19,410   GRUPO RADIO CENTRO S.A. DE C.V. ADR+                               135,093
          43,344   LIGHTBRIDGE INCORPORATED+                                          359,322

                                                                                      721,354
                                                                                -------------

CONSTRUCTION SPECIAL TRADE CONTRACTORS - 1.22%
           6,760   CHICAGO BRIDGE & IRON COMPANY NV                                   170,420
          12,199   MATRIX SERVICE COMPANY+                                            120,038

                                                                                      290,458
                                                                                -------------

CONSUMER SERVICES - 1.17%
          33,160   EMDEON CORPORATION+                                                280,534
                                                                                -------------

DEPOSITORY INSTITUTIONS - 1.61%
           2,150   COMMUNITY BANCORP+                                                  67,962
          12,295   FIRST SECURITY GROUP INCORPORATED                                  119,753
           4,205   MIDWEST BANC HOLDINGS INCORPORATED                                  93,561
           8,759   PACIFIC PREMIER BANCORP INCORPORATED+                              103,356

                                                                                      384,632
                                                                                -------------

EATING & DRINKING PLACES - 0.28%
           2,090   CALIFORNIA PIZZA KITCHEN INCORPORATED+#                             66,817
                                                                                -------------

ELECTRIC, GAS & SANITARY SERVICES - 0.94%
          18,395   EL PASO CORPORATION                                                223,683
                                                                                -------------

WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS

                                   PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2005
--------------------------------------------------------------------------------

      MULTI CAP VALUE FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                    VALUE
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS,  EXCEPT COMPUTER
EQUIPMENT- 10.28%
          15,745   C-COR INCORPORATED+                                          $      76,521
          11,415   CATAPULT COMMUNICATIONS CORPORATION+                               168,828
          14,755   CELESTICA INCORPORATED+                                            155,813
          24,935   EVANS & SUTHERLAND COMPUTER CORPORATION+                           122,181
           5,445   FLEXTRONICS INTERNATIONAL LIMITED+                                  56,846
          32,825   GRAFTECH INTERNATIONAL LIMITED+                                    204,171
          28,190   KEMET CORPORATION+                                                 199,303
          38,295   MCDATA CORPORATION+                                                132,118
             100   MEMC ELECTRONIC MATERIALS INCORPORATED+                              2,217
          17,680   MICRON TECHNOLOGY INCORPORATED+                                    235,321
         112,265   MRV COMMUNICATIONS INCORPORATED+                                   230,143
          95,360   NORTEL NETWORKS CORPORATION+                                       291,802
           6,455   OSI SYSTEMS INCORPORATED+                                          118,707
           8,895   RICHARDSON ELECTRONICS LIMITED                                      64,489
          41,715   SILICON STORAGE TECHNOLOGY INCORPORATED+                           210,661
          27,415   STATS CHIPPAC LIMITED ADR+                                         186,422

                                                                                    2,455,543
                                                                                -------------

ENGINEERING, ACCOUNTING, RESEARCH MANAGEMENT & RELATED SERVICES - 1.42%
           9,910   CV THERAPEUTICS INCORPORATED+                                      245,074
           3,395   WATSON WYATT & COMPANY HOLDINGS                                     94,721

                                                                                      339,795
                                                                                -------------

FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT - 0.49%
           3,335   CRANE COMPANY                                                      117,625
                                                                                -------------

FOOD & KINDRED PRODUCTS - 1.55%
           8,175   DEL MONTE FOODS COMPANY                                             85,265
          10,135   HERCULES INCORPORATED+                                             114,526
             175   MOLSON COORS BREWING COMPANY                                        11,723
           5,220   SANDERSON FARMS INCORPORATED                                       159,367

                                                                                      370,881
                                                                                -------------

HEALTH SERVICES - 0.84%
           5,500   GENESIS HEALTHCARE CORPORATION+                                    200,860
                                                                                -------------

HOLDING & OTHER INVESTMENT OFFICES - 2.05%
          18,440   AFFORDABLE RESIDENTIAL COMMUNITIES                                 175,733
          14,775   DISCOVERY HOLDING COMPANY CLASS A+                                 223,841
           5,660   UNITED MOBILE HOMES INCORPORATED                                    89,428

                                                                                      489,002
                                                                                -------------

HOTELS, ROOMING HOUSES, CAMPS & OTHER LODGE PLACES - 0.91%
          10,715   EMPIRE RESORTS INCORPORATED+                                        79,291
           5,630   ISLE OF CAPRI CASINOS INCORPORATED+                                137,147

                                                                                      216,438
                                                                                -------------

PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2005

                                      WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS
--------------------------------------------------------------------------------

      MULTI CAP VALUE FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                    VALUE
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 1.58%
         138,525   CRAY INCORPORATED+                                           $     184,238
             655   PALL CORPORATION                                                    17,594
           5,180   UNOVA INCORPORATED+                                                175,084

                                                                                      376,916
                                                                                -------------

INSURANCE CARRIERS - 6.66%
           3,110   EMC INSURANCE GROUP INCORPORATED                                    62,013
           3,330   ENDURANCE SPECIALTY HOLDINGS LIMITED                               119,380
           4,815   KMG AMERICA CORPORATION+                                            44,202
           2,670   MERCURY GENERAL CORPORATION                                        155,447
          19,690   NORTH POINTE HOLDINGS CORPORATION+                                 302,635
           8,220   NYMAGIC INCORPORATED                                               203,774
          11,260   PXRE GROUP LIMITED                                                 145,930
          78,390   QUANTA CAPITAL HOLDINGS LIMITED+                                   399,789
           9,490   SEABRIGHT INSURANCE HOLDINGS INCORPORATED+                         157,819

                                                                                    1,590,989
                                                                                -------------

JUSTICE, PUBLIC ORDER & SAFETY - 0.52%
           5,433   GEO GROUP INCORPORATED+                                            124,579
                                                                                -------------

LEATHER & LEATHER PRODUCTS - 1.24%
          19,179   BAKERS FOOTWEAR GROUP INCORPORATED+                                294,973
                                                                                -------------

MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC,
MEDICAL & OPTICAL GOODS - 2.39%
          36,875   ALLIED HEALTHCARE PRODUCTS INCORPORATED+                           211,663
          20,900   CREDENCE SYSTEMS CORPORATION+                                      145,464
          17,245   INPUT OUTPUT INCORPORATED+                                         121,232
           9,335   SYNOVIS LIFE TECHNOLOGIES INCORPORATED+                             93,630

                                                                                      571,989
                                                                                -------------

MEMBERSHIP ORGANIZATIONS - 0.82%
         212,500   INTEGRATED ELECTRICAL SERVICES+                                    116,875
          15,455   TRANSGLOBE ENERGY CORPORATION+                                      79,130

                                                                                      196,005
                                                                                -------------

METAL MINING - 7.85%
          27,015   APEX SILVER MINES LIMITED+                                         429,539
           6,450   GLAMIS GOLD LIMITED+                                               177,246
           6,955   GOLDCORP INCORPORATED                                              154,958
          13,005   HARMONY GOLD MINING COMPANY LIMITED ADR                            169,715
           5,220   NEWMONT MINING CORPORATION#                                        278,748
          28,425   RANDGOLD RESOURCES LIMITED ADR+                                    458,495
          17,125   SOUTHWESTERN RESOURCES CORPORATION                                 199,027
             700   SOUTHWESTERN RESOURCES CORPORATION 144A                              8,135

                                                                                    1,875,863
                                                                                -------------

MISCELLANEOUS MANUFACTURING INDUSTRIES - 0.93%
           9,110   ACCO BRANDS CORPORATION+                                           223,195
                                                                                -------------

MOTOR FREIGHT TRANSPORTATION & WAREHOUSING - 0.25%
           4,255   COVENANT TRANSPORT INCORPORATED CLASS A+                            59,485
                                                                                -------------

WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS

                                   PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2005
--------------------------------------------------------------------------------

      MULTI CAP VALUE FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                    VALUE
NON-DEPOSITORY CREDIT INSTITUTIONS - 0.87%
           7,095   FIRST CASH FINANCIAL SERVICES INCORPORATED+                  $     206,890
                                                                                -------------

OIL & GAS EXTRACTION - 20.27%
           5,145   CANADIAN NATURAL RESOURCES LIMITED#                                255,295
           2,390   FOREST OIL CORPORATION+#                                           108,912
          86,260   GLOBAL INDUSTRIES LIMITED+                                         979,051
          17,875   GREY WOLF INCORPORATED+                                            138,174
           1,090   HELMERICH & PAYNE INCORPORATED                                      67,482
          30,905   KEY ENERGY SERVICES INCORPORATED+                                  416,290
          19,840   MCMORAN EXPLORATION COMPANY+                                       392,237
          23,445   NEWPARK RESOURCES INCORPORATED+                                    178,885
           2,545   NOBLE ENERGY INCORPORATED#                                         102,563
           9,590   PETROHAWK ENERGY CORPORATION+                                      126,780
          14,395   PETROQUEST ENERGY INCORPORATED+                                    119,191
           1,565   PIONEER NATURAL RESOURCES COMPANY                                   80,238
           3,895   PRIDE INTERNATIONAL INCORPORATED+                                  119,771
          14,842   RANGE RESOURCES CORPORATION                                        390,938
           2,770   ROWAN COMPANIES INCORPORATED                                        98,723
         115,030   SEITEL INCORPORATED+                                               240,413
           1,470   TRANSOCEAN INCORPORATED+                                           102,444
          33,305   TRILOGY ENERGY TRUST                                               681,887
          16,855   WILLBROS GROUP INCORPORATED+                                       243,386

                                                                                    4,842,660
                                                                                -------------

PAPER & ALLIED PRODUCTS - 0.52%
          10,470   WAUSAU PAPER CORPORATION                                           124,069
                                                                                -------------

PETROLEUM REFINING & RELATED INDUSTRIES - 0.96%
           3,950   ASHLAND INCORPORATED                                               228,705
                                                                                -------------

PRIMARY METAL INDUSTRIES - 2.05%
           4,815   ENCORE WIRE CORPORATION+                                           109,589
           5,385   OREGON STEEL MILLS INCORPORATED+                                   158,427
           5,695   ROANOKE ELECTRIC STEEL CORPORATION                                 134,402
           1,835   UNITED STATES STEEL CORPORATION                                     88,209

                                                                                      490,627
                                                                                -------------

PRINTING, PUBLISHING & ALLIED INDUSTRIES - 1.49%
           2,495   E.W. SCRIPPS COMPANY CLASS A                                       119,810
          16,865   JOURNAL COMMUNICATIONS INCORPORATED CLASS A                        235,267

                                                                                      355,077
                                                                                -------------

RUBBER & MISCELLANEOUS PLASTICS PRODUCTS - 2.94%
          40,075   CONSTAR INTERNATIONAL INCORPORATED+                                140,262
          39,970   INTERTAPE POLYMER GROUP INCORPORATED+                              358,531
          22,515   ROYAL GROUP TECHNOLOGIES LIMITED+                                  202,635

                                                                                      701,428
                                                                                -------------

SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES - 1.16%
          24,285   MARKETAXCESS HOLDINGS INCORPORATED+                                277,578
                                                                                -------------

PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2005

                                      WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS
--------------------------------------------------------------------------------

      MULTI CAP VALUE FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                    VALUE
SOCIAL SERVICES - 0.62%
          15,185   ABB LIMITED ADR+                                             $     147,598
                                                                                -------------

TRANSPORTATION BY AIR - 1.84%
           6,645   AIRTRAN HOLDINGS INCORPORATED+                                     106,519
          10,650   PETROLEUM HELICOPTERS INCORPORATED (NON-VOTING)+                   332,601

                                                                                      439,120
                                                                                -------------

TRANSPORTATION EQUIPMENT - 0.83%
           2,880   SEQUA CORPORATION+                                                 198,864
                                                                                -------------

TRANSPORTATION SERVICES - 0.59%
          12,770   RAILAMERICA INCORPORATED+                                          140,342
                                                                                -------------

WHOLESALE TRADE NON-DURABLE GOODS - 1.58%
           5,545   ENDO PHARMACEUTICALS HOLDINGS INCORPORATED+                        167,792
          18,955   SOURCE INTERLINK COMPANIES INCORPORATED+                           210,779

                                                                                      378,571
                                                                                -------------

WHOLESALE TRADE-DURABLE GOODS - 3.02%
         240,695   COVALENT GROUP INCORPORATED+                                       524,715
          30,745   US HOME SYSTEMS INCORPORATED+                                      196,682

                                                                                      721,397
                                                                                -------------

TOTAL COMMON STOCKS (COST $20,787,011)                                             23,845,309
                                                                                -------------
RIGHTS
           1,500   SEAGATE TECHNOLOGY RIGHTS+(a)                                            0

TOTAL RIGHTS (COST $0)                                                                      0
                                                                                -------------

SHORT-TERM INVESTMENTS - 0.27%
          65,324   WELLS FARGO ADVANTAGE MONEY MARKET TRUST~++                         65,324
                                                                                -------------

TOTAL SHORT-TERM INVESTMENTS (COST $65,324)                                            65,324
                                                                                -------------
TOTAL INVESTMENTS IN SECURITIES
(COST $20,852,335)*                                         100.09%             $  23,910,633
OTHER ASSETS AND LIABILITIES, NET                            (0.09)                   (22,011)
                                                            ------              -------------
TOTAL NET ASSETS                                            100.00%             $  23,888,622
                                                            ------              -------------

+    NON-INCOME EARNING SECURITIES.

~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

++   SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $65,324.

# ALL OR PORTION OF THIS SECURITY IS SEGREGATED AS COLLATERAL FOR DERIVATIVE INVESTMENTS. (SEE NOTE 2).

(a) SECURITY FAIR VALUED IN ACCORDANCE WITH THE PROCEDURES APPROVED BY THE BOARD OF TRUSTEES.

* COST FOR FEDERAL INCOME TAX PURPOSES IS $21,715,931 AND NET UNREALIZED APPRECIATION (DEPRECIATION) CONSISTS OF:

     GROSS UNREALIZED APPRECIATION               $ 3,711,903
     GROSS UNREALIZED DEPRECIATION                (1,517,201)
                                                 -----------
     NET UNREALIZED APPRECIATION (DEPRECIATION)  $ 2,194,702

WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS

                                   PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2005
--------------------------------------------------------------------------------

      MULTI CAP VALUE FUND
--------------------------------------------------------------------------------

CONTRACTS          DESCRIPTION                                                   STRIKE PRICE   EXPIRATION DATE      VALUE
WRITTEN OPTIONS - (0.27%)
             (5)   CALIFORNIA PIZZA KITCHEN INCORPORATED CALL+                   $      30.00        01/24/2006   $   (1,125)
            (10)   CANADIAN NATURAL RESOURCES LIMITED CALL+                             50.00        03/18/2006       (3,200)
             (5)   FOREST OIL CORPORATION CALL+                                         40.00        01/21/2006       (2,800)
             (5)   FOREST OIL CORPORATION CALL+                                         45.00        01/21/2006       (1,075)
            (10)   NEWMONT MINING CORPORATION CALL+                                     47.50        01/24/2006       (6,400)
            (10)   NOBLE ENERGY INCORPORATED CALL+                                      40.00        02/18/2006       (2,250)
            (20)   NOVEN PHARMACEUTICALS INCORPORATED CALL+                             10.00        01/24/2006      (10,000)
           (120)   NOVEN PHARMACEUTICALS INCORPORATED CALL+                             12.50        01/24/2006      (31,200)
            (20)   NOVEN PHARMACUETICALS INCORPORATED CALL+                             12.50        04/22/2006       (6,400)
TOTAL WRITTEN OPTIONS (PREMIUMS RECEIVED $(37,774))                                                                  (64,450)
                                                                                                                  ----------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2005

                                      WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS
--------------------------------------------------------------------------------

      OPPORTUNITY FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                    VALUE
COMMON STOCKS - 84.18%

APPAREL & ACCESSORY STORES - 4.24%
         735,000   GAP INCORPORATED                                             $  12,965,400
         465,000   NORDSTROM INCORPORATED                                          17,391,000
         485,000   URBAN OUTFITTERS INCORPORATED+                                  12,275,350

                                                                                   42,631,750
                                                                                -------------

AUTOMOTIVE DEALERS & GASOLINE SERVICE STATIONS - 1.74%
         804,000   AUTONATION INCORPORATED+                                        17,470,920
                                                                                -------------

BUSINESS SERVICES - 12.29%
         455,000   ACTIVISION INCORPORATED+                                         6,251,700
         875,000   Cadence Design Systems Incorporated+                            14,805,000
         830,000   CNET NETWORKS INCORPORATED+#                                    12,192,700
         240,000   ComputeR SCIENCES CORPORATION+                                  12,153,600
         600,000   IMS HEALTH INCORPORATED                                         14,952,000
       1,275,000   INTERPUBLIC GROUP OF COMPANIES INCORPORATED+                    12,303,750
         154,000   OMNICOM GROUP INCORPORATED                                      13,110,020
         770,000   RED HAT INCORPORATED+#                                          20,974,800
         765,000   UNISYS CORPORATION+<<                                             4,459,950
         560,000   VERISIGN INCORPORATED+                                          12,275,200

                                                                                  123,478,720
                                                                                -------------

CHEMICALS & ALLIED PRODUCTS - 3.15%
         286,400   ALBERTO-CULVER COMPANY CLASS B                                  13,102,800
         350,000   PRAXAIR INCORPORATED                                            18,536,000

                                                                                   31,638,800
                                                                                -------------

COMMUNICATIONS - 5.09%
         645,000   CABLEVISION SYSTEMS NEW YORK GROUP CLASS A+                     15,138,150
         503,000   COMCAST CORPORATION CLASS A+                                    12,922,070
         795,000   DIRECTV GROUP INCORPORATED+                                     11,225,400
         330,000   TELEPHONE & DATA SYSTEMS INCORPORATED                           11,889,900

                                                                                   51,175,520
                                                                                -------------

DEPOSITORY INSTITUTIONS - 3.87%
         305,000   FIFTH THIRD BANCORP                                             11,504,600
         339,900   MELLON FINANCIAL CORPORATION                                    11,641,575
         300,000   TORONTO-DOMINION BANK                                           15,776,162

                                                                                   38,922,337
                                                                                -------------

ELECTRIC, GAS & SANITARY SERVICES - 2.41%
         595,000   NISOURCE INCORPORATED                                           12,411,700
         390,000   WASTE MANAGEMENT INCORPORATED                                   11,836,500

                                                                                   24,248,200
                                                                                -------------

ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
EQUIPMENT - 5.30%
       2,900,000   ARM HOLDINGS PLC                                                 6,037,196
       1,140,000   CELESTICA INCORPORATED+                                         12,038,400
         625,000   MOLEX INCORPORATED CLASS A                                      15,368,750

WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS

                                   PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2005
--------------------------------------------------------------------------------

   OPPORTUNITY FUND
--------------------------------------------------------------------------------

SHARES          SECURITY NAME                                                                                            VALUE
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT (CONTINUED)
    1,780,000   SANMINA-SCI CORPORATION+                                                                            $     7,582,800
      885,000   VISHAY INTERTECHNOLOGY INCORPORATED+                                                                     12,177,600
                                                                                                                         53,204,746
                                                                                                                    ---------------
ENGINEERING, ACCOUNTING, RESEARCH MANAGEMENT & RELATED SERVICES - 1.47%
      510,000   ACCENTURE LIMITED CLASS A                                                                                14,723,700
                                                                                                                    ---------------
FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT - 1.20%
      137,000   ILLINOIS TOOL WORKS INCORPORATED                                                                         12,054,630
                                                                                                                    ---------------
FOOD & KINDRED PRODUCTS - 0.54%
      285,000   COCA-COLA ENTERPRISES INCORPORATED                                                                        5,463,450
                                                                                                                    ---------------
FORESTRY - 1.25%
      190,000   WEYERHAEUSER COMPANY                                                                                     12,604,600
                                                                                                                    ---------------
GENERAL MERCHANDISE STORES - 2.96%
      270,000   TARGET CORPORATION                                                                                       14,841,900
      640,000   TJX COMPANIES INCORPORATED                                                                               14,867,200

                                                                                                                         29,709,100
                                                                                                                    ---------------
HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES - 1.21%
      335,000   BED BATH & BEYOND INCORPORATED+                                                                          12,110,250
                                                                                                                    ---------------
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 1.15%
      290,000   AMERICAN STANDARD COMPANIES INCORPORATED                                                                 11,585,500
                                                                                                                    ---------------
INSURANCE CARRIERS - 6.24%
      240,000   ACE LIMITED                                                                                              12,825,600
      160,000   AMBAC FINANCIAL GROUP INCORPORATED                                                                       12,329,600
      181,000   MGIC INVESTMENT CORPORATION                                                                              11,913,420
      282,000   RENAISSANCERE HOLDINGS LIMITED                                                                           12,439,020
      195,000   XL CAPITAL LIMITED CLASS A                                                                               13,139,100

                                                                                                                         62,646,740
                                                                                                                    ---------------
MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL
  GOODS - 3.93%
      345,000   BIOMET INCORPORATED                                                                                      12,616,650
      230,000   FISHER SCIENTIFIC INTERNATIONAL INCORPORATED+                                                            14,227,800
      335,000   WATERS CORPORATION+                                                                                      12,663,000

                                                                                                                         39,507,450
                                                                                                                    ---------------
METAL MINING - 1.28%
      200,000   BARRICK GOLD CORPORATION<<                                                                                5,574,000
      135,000   FREEPORT-MCMORAN COPPER & GOLD INCORPORATED CLASS B                                                       7,263,000

                                                                                                                         12,837,000
                                                                                                                    ---------------
MISCELLANEOUS RETAIL - 1.39%
      615,000   STAPLES INCORPORATED                                                                                     13,966,650
                                                                                                                    ---------------
MOTION PICTURES - 1.06%
    1,357,000   LIBERTY MEDIA CORPORATION CLASS A+                                                                       10,679,590
                                                                                                                    ---------------
MOTOR FREIGHT TRANSPORTATION & WAREHOUSING - 1.71%
      760,000   J.B. HUNT TRANSPORT SERVICES INCORPORATED                                                                17,206,400
                                                                                                                    ---------------

PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2005

                                      WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS
--------------------------------------------------------------------------------

   OPPORTUNITY FUND
--------------------------------------------------------------------------------

SHARES          SECURITY NAME                                                                                            VALUE
OIL & GAS EXTRACTION - 10.20%
      485,000   BJ SERVICES COMPANY                                                                                 $    17,784,950
      270,000   DEVON ENERGY CORPORATION                                                                                 16,885,800
      375,000   ENSCO INTERNATIONAL INCORPORATED                                                                         16,631,250
      490,000   GLOBALSANTAFE CORPORATION                                                                                23,593,500
      761,000   WEATHERFORD INTERNATIONAL LIMITED+                                                                       27,548,200

                                                                                                                        102,443,700
                                                                                                                    ---------------
PRINTING, PUBLISHING & ALLIED INDUSTRIES - 2.29%
      283,000   E.W. SCRIPPS COMPANY CLASS A                                                                             13,589,660
      310,000   TRIBUNE COMPANY                                                                                           9,380,600

                                                                                                                         22,970,260
                                                                                                                    ---------------
SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES - 1.41%
      590,000   AMERITRADE HOLDING CORPORATION+                                                                          14,160,000
                                                                                                                    ---------------
TEXTILE MILL PRODUCTS - 1.36%
      157,000   MOHAWK INDUSTRIES INCORPORATED+                                                                          13,655,860
                                                                                                                    ---------------
TRANSPORTATION EQUIPMENT - 1.36%
      190,000   MAGNA INTERNATIONAL INCORPORATED CLASS A                                                                 13,676,200
                                                                                                                    ---------------
TRANSPORTATION SERVICES - 1.50%
      630,000   EXPEDIA INCORPORATED+<<                                                                                  15,094,800
                                                                                                                    ---------------
WHOLESALE TRADE NON-DURABLE GOODS - 1.38%
      160,000   NIKE INCORPORATED CLASS B                                                                                13,886,400
                                                                                                                    ---------------
WHOLESALE TRADE-DURABLE GOODS - 1.20%
      170,000   W.W. GRAINGER INCORPORATED                                                                               12,087,000
                                                                                                                    ---------------
TOTAL COMMON STOCKS (COST $658,271,983)                                                                                 845,840,273
                                                                                                                    ---------------
INVESTMENT COMPANIES - 5.33%

STOCK FUNDS - 5.33%
       55,000   BIOTECH HOLDRS TRUST                                                                                     11,032,450
      270,000   ISHARES S&P SMALLCAP 600 INDEX FUND                                                                      15,606,000
       80,000   ISHARES NASDAQ BIOTECH INDEX FUND+                                                                        6,179,200
       85,000   ISHARES RUSSELL 2000 GROWTH INDEX FUND+                                                                   5,921,100
      110,000   MIDCAP SPDR TRUST SERIES 1                                                                               14,815,900

                                                                                                                         53,554,650
                                                                                                                    ---------------
TOTAL INVESTMENT COMPANIES (COST $38,475,573)                                                                            53,554,650
                                                                                                                    ---------------

CONTRACTS                                                                       STRIKE PRICE     EXPIRATION DATE

OPTIONS - 0.06%
        3,855   CNET NETWORKS INCORPORATED PUT+                                    $ 15.00          04/22/2006              481,875
          200   RED HAT INCORPORATED PUT+                                            30.00          03/18/2006               68,000
          700   RED HAT INCORPORATED PUT+                                            25.00          03/18/2006               70,000

      TOTAL OPTIONS (PREMIUMS PAID $695,812)                                                                                619,875
                                                                                                                    ---------------

WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS

                                   PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2005
--------------------------------------------------------------------------------

   OPPORTUNITY FUND
--------------------------------------------------------------------------------

SHARES          SECURITY NAME                                                                                               VALUE
RIGHTS - 0.00%
     230,000    SEAGATE TECHNOLOGY RIGHTS+(A)                                                                       $             0

TOTAL RIGHTS (COST $0)                                                                                                            0
                                                                                                                    ---------------
COLLATERAL FOR SECURITIES LENDING - 0.65%

COLLATERAL INVESTED IN MONEY MARKET FUNDS - 0.14%
     658,504    SCUDDER DAILY ASSETS MONEY MARKET FUND                                                                      658,504
     720,525    SHORT TERM INVESTMENT COMPANY MONEY MARKET FUND                                                             720,525

                                                                                                                          1,379,029
                                                                                                                    ---------------

PRINCIPAL                                                                          INTEREST RATE    MATURITY DATE

COLLATERAL INVESTED IN OTHER ASSETS - 0.51%
   $ 900,000    BUCKINGHAM CDO LLC                                                      4.35%         02/03/2006            896,652
     584,000    BUCKINGHAM II CDO LLC                                                   4.30          01/09/2006            583,585
   1,000,000    CONCORD MINUTEMEN CAPITAL COMPANY (SERIES B)                            4.30          01/06/2007          1,000,000
     450,000    CORPORATE ASSET SECURITIZATION AUSTRALIA, LTD                           4.29          01/06/2006            449,843
   1,000,000    DEER VALLEY FUNDING, LLC                                                4.39          01/17/2006            998,340
   1,200,000    MORGAN STANLEY REPURCHASE AGREEMENT (MATURITY VALUE $1,200,425)         4.25          01/03/2006          1,200,000

                                                                                                                          5,128,420
                                                                                                                    ---------------
TOTAL COLLATERAL FOR SECURITIES LENDING (COST $6,507,449)                                                                 6,507,449
                                                                                                                    ---------------
SHORT-TERM INVESTMENTS - 10.99%
 110,405,501    WELLS FARGO ADVANTAGE MONEY MARKET TRUST~++                                                             110,405,501

TOTAL SHORT-TERM INVESTMENTS (COST $110,405,501)                                                                        110,405,501
                                                                                                                    ---------------
TOTAL INVESTMENTS IN SECURITIES
(COST $814,356,318)*                                   101.14%                                                      $ 1,016,927,748
                                                       ------                                                       ---------------
OTHER ASSETS AND LIABILITIES, NET                       (1.14)                                                          (12,164,402)
                                                       ------                                                       ---------------
TOTAL NET ASSETS                                       100.00%                                                      $ 1,004,763,346
                                                       ------                                                       ---------------

+     NON-INCOME EARNING SECURITIES.

(A) SECURITY FAIR VALUED IN ACCORDANCE WITH THE PROCEDURES APPROVED BY THE BOARD OF TRUSTEES.

# ALL OR A PORTION OF THIS SECURITY IS SEGREGATED AS COLLATERAL FOR DERIVATIVE INVESTMENTS. (SEE NOTE 2).

~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

++    SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $110,405,501.

<<    ALL OR A PORTION OF THIS SECURITY IS ON LOAN.

* COST FOR FEDERAL INCOME TAX PURPOSES IS $818,147,439 AND NET UNREALIZED APPRECIATION (DEPRECIATION) CONSISTS OF:

      GROSS UNREALIZED APPRECIATION                    $  234,287,904
      GROSS UNREALIZED DEPRECIATION                       (35,507,594)
                                                       --------------
      NET UNREALIZED APPRECIATION (DEPRECIATION)       $  198,780,310

CONTRACTS                                                                       STRIKE PRICE     EXPIRATION DATE
WRITTEN OPTIONS - (0.07%)
       (3,855)  CNET NETWORKS INCORPORATED CALL+                                   $15.00           04/22/2006             (424,050)
         (200)  RED HAT CORPORATED CALL                                             30.00           03/18/2006              (21,000)
         (700)  RED HAT INCORPORATED CALL+                                          25.00           03/18/2006             (253,400)

TOTAL WRITTEN OPTIONS (PREMIUMS RECEIVED $(847,957))                                                                       (698,450)
                                                                                                                    ---------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2005

                                      WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS
--------------------------------------------------------------------------------

   SMALL CAP GROWTH FUND
--------------------------------------------------------------------------------

SHARES          SECURITY NAME                                                                                            VALUE
COMMON STOCKS - 99.77%

APPAREL & ACCESSORY STORES - 1.40%
       29,000   AEROPOSTALE INCORPORATED+                                                                           $       762,700
       31,775   CHILDRENS PLACE RETAIL STORES INCORPORATED+<<                                                             1,570,320

                                                                                                                          2,333,020
                                                                                                                    ---------------
APPAREL & OTHER FINISHED PRODUCTS MADE FROM FABRICS & SIMILAR MATERIALS - 1.15%
       37,519   QUIKSILVER INCORPORATED+                                                                                    519,263
       91,012   SKECHERS U.S.A. INCORPORATED CLASS A+                                                                     1,394,304

                                                                                                                          1,913,567
                                                                                                                    ---------------
AUTOMOTIVE REPAIR, SERVICES & PARKING - 2.28%
      173,148   WRIGHT EXPRESS CORPORATION+                                                                               3,809,256
                                                                                                                    ---------------
BUSINESS SERVICES - 22.12%
        1,948   ACCELR8 TECHNOLOGY CORPORATION+<<                                                                             5,824
        9,700   ALLIANCE DATA SYSTEMS CORPORATION+                                                                          345,320
       56,651   COGENT INCORPORATED+<<                                                                                    1,284,845
       47,450   GEVITY HR INCORPORATED                                                                                    1,220,414
       66,049   HUDSON HIGHLAND GROUP INCORPORATED+                                                                       1,146,611
      235,527   HYPERCOM CORPORATION+                                                                                     1,505,017
      347,168   iVILLAGE INCORPORATED+                                                                                    2,784,287
       78,402   JUPITERMEDIA CORPORATION+<<                                                                               1,158,782
      110,668   MPS GROUP INCORPORATED+                                                                                   1,512,832
            1   NETIQ CORPORATION+                                                                                               12
       82,562   OPEN SOLUTIONS INCORPORATED+<<                                                                            1,892,321
      172,091   PLANETOUT INCORPORATED+                                                                                   1,495,471
      232,681   QUEST SOFTWARE INCORPORATED+                                                                              3,394,816
      158,900   REALNETWORKS INCORPORATED+                                                                                1,233,064
       25,808   SAFENET INCORPORATED+<<                                                                                     831,534
       94,375   SECURE COMPUTING CORPORATION+<<                                                                           1,157,037
      103,807   SI INTERNATIONAL INCORPORATED+                                                                            3,173,380
      120,742   SKILSOFT PLC ADR+                                                                                           664,081
       96,885   TALEO CORPORATION CLASS A+                                                                                1,286,633
      235,474   VALUECLICK INCORPORATED+                                                                                  4,264,434
       48,500   VENTIV HEALTH INCORPORATED+                                                                               1,145,570
      197,908   WEBEX COMMUNICATIONS INCORPORATED+                                                                        4,280,750
      151,101   WEBMETHODS INCORPORATED+                                                                                  1,164,989

                                                                                                                         36,948,024
                                                                                                                    ---------------
CHEMICALS & ALLIED PRODUCTS - 8.07%
       32,645   ADAMS RESPIRATORY THERAPEUTICS INCORPORATED+<<                                                            1,327,346
       83,253   ALKERMES INCORPORATED+<<                                                                                  1,591,797
       70,323   CUBIST PHARMACEUTICALS INCORPORATED+                                                                      1,494,364
      193,400   ENCYSIVE PHARMACEUTICALS INCORPORATED+<<                                                                  1,525,926
       92,668   FIRST HORIZON PHARMACEUTICAL CORPORATION+<<                                                               1,598,523
       48,325   NEUROCRINE BIOSCIENCES INCORPORATED+<<                                                                    3,031,427
       70,904   NITROMED INCORPORATED+<<                                                                                    989,111
       66,785   ONYX PHARMACEUTICALS INCORPORATED+<<                                                                      1,920,736

                                                                                                                         13,479,230
                                                                                                                    ---------------

WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS

                                   PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2005
--------------------------------------------------------------------------------

   SMALL CAP GROWTH FUND
--------------------------------------------------------------------------------

SHARES          SECURITY NAME                                                                                            VALUE
COMMUNICATIONS - 4.56%
       89,818   CBEYOND COMMUNICATIONS INCORPORATED+<<                                                              $       925,125
       23,200   EQUINIX INCORPORATED+<<                                                                                     945,632
       97,174   LODGENET ENTERTAINMENT CORPORATION+<<                                                                     1,354,606
       49,100   NEUSTAR INCORPORATED CLASS A+                                                                             1,497,059
      292,951   UBIQUITEL INCORPORATED+                                                                                   2,897,285

                                                                                                                          7,619,707
                                                                                                                    ---------------
CONSTRUCTION SPECIAL TRADE CONTRACTORS - 0.43%
       14,500   CHEMED CORPORATION                                                                                          720,360
                                                                                                                    ---------------
DEPOSITORY INSTITUTIONS - 1.49%
       35,350   FIDELITY BANKSHARES INCORPORATED                                                                          1,155,945
       35,872   FIRST REPUBLIC BANK                                                                                       1,327,623

                                                                                                                          2,483,568
                                                                                                                    ---------------
EATING & DRINKING PLACES - 0.87%
       45,515   CALIFORNIA PIZZA KITCHEN INCORPORATED+                                                                    1,455,115
                                                                                                                    ---------------
EDUCATIONAL SERVICES - 2.08%
       37,700   EDUCATION MANAGEMENT CORPORATION+                                                                         1,263,327
       42,067   LAUREATE EDUCATION INCORPORATED+                                                                          2,208,938

                                                                                                                          3,472,265
                                                                                                                    ---------------
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT - 5.54%
      115,627   HEXEL CORPORATION+                                                                                        2,087,067
      275,000   INTEGRATED DEVICE TECHNOLOGY INCORPORATED+                                                                3,624,500
       56,002   MERCURY COMPUTER SYSTEMS INCORPORATED+                                                                    1,155,321
      454,164   NMS COMMUNICATIONS CORPORATION+                                                                           1,585,033
       76,175   UNIVERSAL DISPLAY CORPORATION+<<                                                                            800,599

                                                                                                                          9,252,520
                                                                                                                    ---------------
ENGINEERING, ACCOUNTING, RESEARCH MANAGEMENT & RELATED SERVICES - 8.26%
       32,206   ADVISORY BOARD COMPANY+                                                                                   1,535,260
       36,400   GEN-PROBE INCORPORATED+                                                                                   1,775,956
       40,950   HURON CONSULTING GROUP INCORPORATED+                                                                        982,391
       53,834   LUMINEX CORPORATION+                                                                                        625,551
       76,990   NAVIGANT CONSULTING INCORPORATED+                                                                         1,692,240
      209,275   RESOURCES CONNECTION INCORPORATED+<<                                                                      5,453,706
      108,505   SFBC INTERNATIONAL INCORPORATED+<<                                                                        1,737,165

                                                                                                                         13,802,269
                                                                                                                    ---------------
FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT - 0.47%
       16,434   MOBILE MINI INCORPORATED+<<                                                                                 778,972
                                                                                                                    ---------------
FOOD & KINDRED PRODUCTS - 0.90%
      124,611   SENOMYX INCORPORATED+                                                                                     1,510,285
                                                                                                                    ---------------
HEALTH SERVICES - 1.88%
       60,881   KINDRED HEALTHCARE INCORPORATED+<<                                                                        1,568,295
       19,600   SIERRA HEALTH SERVICES INCORPORATED+<<                                                                    1,567,216

                                                                                                                          3,135,511
                                                                                                                    ---------------

PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2005

                                      WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS
--------------------------------------------------------------------------------

   SMALL CAP GROWTH FUND
--------------------------------------------------------------------------------

SHARES          SECURITY NAME                                                                                            VALUE
HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES - 0.84%
       44,016   GAMESTOP CORPORATION+<<                                                                             $     1,400,589
                                                                                                                    ---------------
HOTELS, ROOMING HOUSES, CAMPS & OTHER LODGE PLACES - 3.76%
       69,177   GAYLORD ENTERTAINMENT COMPANY+                                                                            3,015,425
       87,719   ORIENT EXPRESS HOTELS LIMITED CLASS A                                                                     2,764,903
        7,492   STATION CASINOS INCORPORATED                                                                                507,958

                                                                                                                          6,288,286
                                                                                                                    ---------------
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 3.66%
       24,405   ACTUANT CORPORATION CLASS A                                                                               1,361,799
       96,345   GARDNER DENVER INCORPORATED+                                                                              4,749,808

                                                                                                                          6,111,607
                                                                                                                    ---------------
INSURANCE AGENTS, BROKERS & SERVICE - 0.25%
        7,977   NATIONAL FINANCIAL PARTNERS CORPORATION                                                                     419,191
                                                                                                                    ---------------
INSURANCE CARRIERS - 1.30%
       31,400   THE NAVIGATORS GROUP INCORPORATED+                                                                        1,369,354
       19,627   WELLCARE HEALTH PLANS INCORPORATED+                                                                         801,763

                                                                                                                          2,171,117
                                                                                                                    ---------------
MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL
  GOODS - 5.71%
       71,300   ADVANCED MEDICAL OPTICS INCORPORATED+<<                                                                   2,980,340
       57,869   DJ ORTHOPEDICS INCORPORATED+                                                                              1,596,027
       24,700   HAEMONETICS CORPORATION+                                                                                  1,206,842
       75,200   IXIA+                                                                                                     1,111,456
       28,600   KYPHON INCORPORATED+<<                                                                                    1,167,738
       80,304   PHOTON DYNAMICS INCORPORATED+                                                                             1,467,957

                                                                                                                          9,530,360
                                                                                                                    ---------------
MEMBERSHIP ORGANIZATIONS - 2.13%
       38,100   AVIALL+                                                                                                   1,097,280
       95,751   TRAMMELL CROW COMPANY+                                                                                    2,456,013

                                                                                                                          3,553,293
                                                                                                                    ---------------
MISCELLANEOUS MANUFACTURING INDUSTRIES - 1.40%
      260,645   IDENTIX INCORPORATED+<<                                                                                   1,305,832
       41,395   SHUFFLE MASTER INCORPORATED+<<                                                                            1,040,670

                                                                                                                          2,346,502
                                                                                                                    ---------------
MISCELLANEOUS RETAIL - 3.69%
      100,571   CKX INCORPORATED+                                                                                         1,307,423
       77,207   MARVEL ENTERTAINMENT INCORPORATION+<<                                                                     1,264,651
      160,830   PRICELINE.COM INCORPORATED+<<                                                                             3,589,725

                                                                                                                          6,161,799
                                                                                                                    ---------------
OIL & GAS EXTRACTION - 2.18%
       28,625   COMSTOCK RESOURCES INCORPORATED+                                                                            873,349
       63,473   GOODRICH PETROLEUM CORPORATION+<<                                                                         1,596,346
       38,200   TETRA TECH INCORPORATED+                                                                                  1,165,864

                                                                                                                          3,635,559
                                                                                                                    ---------------

WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS

                                   PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2005
--------------------------------------------------------------------------------

   SMALL CAP GROWTH FUND
--------------------------------------------------------------------------------

SHARES          SECURITY NAME                                                                                            VALUE
PERSONAL SERVICES - 1.69%
       51,700   JACKSON HEWITT TAX SERVICE INCORPORATED                                                             $     1,432,607
       39,256   STEINER LEISURE LIMITED+                                                                                  1,395,943

                                                                                                                          2,828,550
                                                                                                                    ---------------
REAL ESTATE - 0.75%
       21,322   CB RICHARD ELLIS GROUP INCORPORATED CLASS A+                                                              1,254,800
                                                                                                                    ---------------
SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES - 0.58%
       39,657   OPTIONSXPRESS HOLDINGS INCORPORATED<<                                                                       973,579
                                                                                                                    ---------------
TRANSPORTATION EQUIPMENT - 1.91%
       60,150   K & F INDUSTRIES HOLDINGS INCORPORATED+                                                                     923,904
       25,352   OSHKOSH TRUCK CORPORATION                                                                                 1,130,446
       76,107   RUSH ENTERPRISES INCORPORATED+                                                                            1,132,472

                                                                                                                          3,186,822
                                                                                                                    ---------------
TRANSPORTATION SERVICES - 0.92%
       43,690   HUB GROUP INCORPORATED CLASS A+                                                                           1,544,442
                                                                                                                    ---------------
WHOLESALE TRADE NON-DURABLE GOODS - 1.61%
       81,874   AIRGAS INCORPORATED                                                                                       2,693,655
                                                                                                                    ---------------
WHOLESALE TRADE-DURABLE GOODS - 5.89%
       68,924   HUGHES SUPPLY INCORPORATED                                                                                2,470,926
      205,186   PSS WORLD MEDICAL INCORPORATED+                                                                           3,044,960
      101,219   WESCO INTERNATIONAL INCORPORATED+<<                                                                       4,325,088

                                                                                                                          9,840,974
                                                                                                                    ---------------
TOTAL COMMON STOCKS (COST $151,300,322)                                                                                 166,654,794
                                                                                                                    ---------------
COLLATERAL FOR SECURITIES LENDING - 22.34%

COLLATERAL INVESTED IN MONEY MARKET FUNDS - 1.26%
    1,488,173   SCUDDER DAILY ASSETS MONEY MARKET FUND                                                                    1,488,173
      622,247   SHORT TERM INVESTMENT COMPANY MONEY MARKET FUND                                                             622,247

                                                                                                                          2,110,420
                                                                                                                    ---------------

PRINCIPAL                                                                       INTEREST RATE       MATURITY DATE
COLLATERAL INVESTED IN OTHER ASSETS - 21.08%

$  11,200,000   BEAR STEARNS INTERNATIONAL REPURCHASE AGREEMENT
                  (MATURITY VALUE $11,205,351)                                       4.30%            01/03/2006         11,200,000
   24,000,000   MORGAN STANLEY REPURCHASE AGREEMENT
                  (MATURITY VALUE $24,011,333)                                       4.25             01/03/2006         24,000,000
                                                                                                                         35,200,000
                                                                                                                    ---------------

TOTAL COLLATERAL FOR SECURITIES LENDING (COST $37,310,420)                                                               37,310,420
                                                                                                                    ---------------

PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2005

                                      WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS
--------------------------------------------------------------------------------

   SMALL CAP GROWTH FUND
--------------------------------------------------------------------------------

SHARES          SECURITY NAME                                                                                            VALUE
SHORT-TERM INVESTMENTS - 0.77%
    1,279,062   WELLS FARGO ADVANTAGE MONEY MARKET TRUST~++                                                         $     1,279,062

TOTAL SHORT-TERM INVESTMENTS (COST $1,279,062)                                                                            1,279,062
                                                                                                                    ---------------
TOTAL INVESTMENTS IN SECURITIES
(COST $189,889,804)*                          122.88%                                                               $   205,244,276
OTHER ASSETS AND LIABILITIES, NET             (22.88)                                                                   (38,211,255)
                                              ------                                                                ---------------
TOTAL NET ASSETS                              100.00%                                                               $   167,033,021
                                              ------                                                                ---------------

+     NON-INCOME EARNING SECURITIES.

<<    ALL OR A PORTION OF THIS SECURITY IS ON LOAN. (SEE NOTE 2)

~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

++    SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $1,279,062.

* COST FOR FEDERAL INCOME TAX PURPOSES IS $191,239,454 AND NET UNREALIZED APPRECIATION (DEPRECIATION) CONSISTS OF:

      GROSS UNREALIZED APPRECIATION                    $   20,090,119
      GROSS UNREALIZED DEPRECIATION                        (6,085,297)
                                                       --------------
      NET UNREALIZED APPRECIATION (DEPRECIATION)       $   14,004,822

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS

                                   PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2005
--------------------------------------------------------------------------------
   TOTAL RETURN BOND FUND
--------------------------------------------------------------------------------

PRINCIPAL      SECURITY NAME                                                              INTEREST RATE   MATURITY DATE     VALUE
ASSET-BACKED SECURITIES - 12.83%
$     68,000   ADVANTA BUSINESS CARD MASTER TRUST SERIES 2005-A4 CLASS A4                     4.75%         01/20/2011    $  67,893
     190,000   AMERICREDIT AUTOMOBILE RECEIVABLES TRUST SERIES 2005-CF CLASS A3               4.47          05/06/2010      188,880
     117,000   AMERICREDIT AUTOMOBILE RECEIVABLES TRUST SERIES 2005-DA CLASS A2               4.75          11/06/2008      116,963
     288,000   AMERICREDIT AUTOMOBILE SERIES 2003-DM CLASS A4                                 2.84          08/06/2010      283,040
     137,393   AMERIQUEST MORTGAGE SECURITIES INCORPORATED SERIES 2004-R12 CLASS A3+/-        4.66          01/25/2035      137,683
      38,760   ATLANTIC CITY ELECTRIC TRANSITION FUNDING LLC SERIES 2003-1 CLASS A1           2.89          07/20/2011       37,496
     138,000   BRAZOS HIGHER EDUCATION AUTHORITY INCORPORATED SERIES 2005-4 CLASS A5+/-       4.91          12/01/2040      138,000
     250,000   CABELA'S MASTER CREDIT CARD TRUST SERIES 2005-1A CLASS 1A++                    4.97          10/15/2013      250,635
     163,350   CAPITAL AUTO RECEIVABLES ASSET TRUST SERIES 2004-1 CLASS A3                    2.00          11/15/2007      161,294
      95,000   CAPITAL AUTO RECEIVABLES ASSET TRUST SERIES 2004-2 CLASS A2                    3.35          02/15/2008       93,788
     155,000   CAPITAL ONE MASTER TRUST SERIES 2001-3A CLASS A                                5.45          03/16/2009      155,474
     232,000   CAPITAL ONE MULTI-ASSET EXECUTION TRUST SERIES 2005-A2 CLASS A2                4.05          02/15/2011      228,365
     341,000   CAPITAL ONE MULTI-ASSET EXECUTION TRUST SERIES 2005-A8 CLASS A                 4.40          08/15/2011      337,620
     168,000   CARRINGTON MORTGAGE LOAN TRUST SERIES 2005-NC3 CLASS A1B+/-                    4.54          06/25/2035      167,999
     148,000   CARRINGTON MORTGAGE LOAN TRUST SERIES 2005-OPT2 CLASS A1B+/-                   4.53          05/25/2035      148,019
     158,000   CHASE MANHATTAN AUTO OWNER TRUST SERIES 2003-A CLASS A4                        2.06          12/15/2009      154,449
     348,465   CHASE MANHATTAN AUTO OWNER TRUST SERIES 2004-A CLASS A3                        2.08          05/15/2008      344,532
      78,000   CITIBANK CREDIT CARD ISSUANCE TRUST SERIES 2000-A3 CLASS A3                    6.88          11/16/2009       80,883
     100,000   CITIBANK CREDIT CARD ISSUANCE TRUST SERIES 2003-A3 CLASS A3                    3.10          03/10/2010       96,452
     446,000   CITIBANK CREDIT CARD ISSUANCE TRUST SERIES 2004-A1 CLASS A1                    2.55          01/20/2009      435,596
     147,000   CITIBANK CREDIT CARD ISSUANCE TRUST SERIES 2005-B1 CLASS B1                    4.40          09/15/2010      144,825
      92,424   COMED TRANSITIONAL FUNDING TRUST SERIES 1998-1 CLASS A6                        5.63          06/25/2009       93,017
      34,000   COMED TRANSITIONAL FUNDING TRUST SERIES 1998-1 CLASS A7                        5.74          12/25/2010       34,661
     107,808   COUNTRYWIDE ASSET-BACKED CERTIFICATES SERIES 2005-12 CLASS 1A1+/-              4.34          02/25/2036      107,802
      68,000   COUNTRYWIDE ASSET-BACKED CERTIFICATES SERIES 2005-17 CLASS 1AF2                5.36          12/25/2035       68,017
      84,971   COUNTRYWIDE ASSET-BACKED CERTIFICATES SERIES 2005-BC4 CLASS 2A1+/-             4.31          08/25/2035       84,978
     302,000   DAIMLERCHRYSLER AUTO TRUST SERIES 2004-B CLASS A3                              3.18          09/08/2008      299,003
      88,146   DETROIT EDISON SECURITIZATION FUNDING LLC SERIES 2001-1 CLASS A3               5.88          03/01/2010       89,146
     148,374   ENCORE CREDIT RECEIVABLES TRUST SERIES 2005-3 CLASS 2A1+/-                     4.50          10/25/2035      148,395
     132,000   FORD CREDIT AUTO OWNER TRUST SERIES 2005-A CLASS A3                            3.48          11/15/2008      130,331
     206,000   FORD CREDIT AUTO OWNER TRUST SERIES 2005-B CLASS A3                            4.17          01/15/2009      204,374
      48,000   FRANKLIN AUTO TRUST SERIES 2005-1 CLASS A2                                     4.84          09/22/2008       48,000
     146,000   GS AUTO LOAN TRUST SERIES 2005-1 CLASS A3                                      4.45          05/17/2010      144,935
     100,000   HOUSEHOLD AUTOMOTIVE TRUST SERIES 2005-3 CLASS A2                              4.70          01/20/2009       99,909
     180,000   HYUNDAI AUTO RECEIVABLES TRUST SERIES 2005-A CLASS A4                          4.18          02/15/2012      176,205
      58,383   ILLINOIS POWER SPECIAL PURPOSE TRUST SERIES 1998-1 CLASS A6                    5.54          06/25/2009       58,726
     168,000   JP MORGAN MORTGAGE ACQUISITION CORPORATION SERIES 2005-OPT2 CLASS A3+/-        4.61          12/25/2035      168,000
     191,000   MASSACHUSETTS RRB SPECIAL PURPOSE TRUST SERIES 2005-1 CLASS A2                 3.78          09/15/2010      187,702
     176,608   MASTER ASSET BACKED SECURITIES TRUST SERIES 2004-FRE1 CLASS A2+/-              4.72          07/25/2034      176,991
     161,757   MASTER ASSET BACKED SECURITIES TRUST SERIES 2005-AB1 CLASS A1B+/-              5.14          11/25/2035      161,401
      50,184   MASTR ASSET BACKED SECURITIES TRUST SERIES 2004-OPT2 CLASS A2+/-               4.73          09/25/2034       50,272
     505,000   MBNA CREDIT CARD MASTER NOTE TRUST SERIES 2005-A1 CLASS A1                     4.20          09/15/2010      498,836
     151,433   MERRILL LYNCH MORTGAGE INVESTORS INCORPORATED SERIES 2005-SD1 CLASS A1+/-      4.56          05/25/2046      151,446
     229,769   MORGAN STANLEY ABS CAPITAL I SERIES 2004-WMC2 CLASS A2+/-                      4.74          07/25/2034      229,767
     337,000   MORGAN STANLEY ABS CAPITAL I SERIES 2005-HE2 CLASS A3B+/-                      4.60          01/25/2035      336,997
     104,000   NISSAN AUTO LEASE TRUST SERIES 2005-A CLASS A2                                 4.61          01/15/2008      103,836
     104,000   NISSAN AUTO RECEIVABLES OWNER TRUST SERIES 2005-B CLASS A2                     3.75          09/17/2007      103,620

PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2005

                                      WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS
--------------------------------------------------------------------------------

   TOTAL RETURN BOND FUND
--------------------------------------------------------------------------------

PRINCIPAL      SECURITY NAME                                                              INTEREST RATE   MATURITY DATE     VALUE
ASSET-BACKED SECURITIES (CONTINUED)

$    118,000   NORTHSTAR EDUCATION FINANCE INCORPORATED SERIES 2005-1 CLASS A5                4.74%         10/30/2045    $ 118,000
     149,000   NOVASTAR HOME EQUITY LOAN SERIES 2005-2 CLASS A2B+/-                           4.53          10/25/2035      149,018
     165,258   PECO ENERGY TRANSITION TRUST SERIES 1999-A CLASS A6                            6.05          03/01/2009      166,628
     271,000   PECO ENERGY TRANSITION TRUST SERIES 2001-A CLASS A1                            6.52          12/31/2010      288,345
      59,000   PG&E ENERGY RECOVERY FUNDING LLC SERIES 2005-1 CLASS A2                        3.87          06/25/2011       57,920
     262,000   PG&E ENERGY RECOVERY FUNDING LLC SERIES 2005-2 CLASS A1                        4.85          06/25/2011      262,120
      77,354   RESIDENTIAL ASSET MORTGAGE PRODUCTS INCORPORATED SERIES 2003-RS3
               CLASS A2+/-                                                                    4.74          04/25/2033       77,581
     276,000   SLM STUDENT LOAN TRUST SERIES 2003-11 CLASS A5++                               2.99          12/15/2022      270,626
     186,000   SLM STUDENT LOAN TRUST SERIES 2004-1 CLASS A2+/-                               3.79          07/25/2018      186,658
     125,000   SLM STUDENT LOAN TRUST SERIES 2005-7 CLASS A3                                  4.41          07/25/2025      124,009
     336,000   SLM STUDENT LOAN TRUST SERIES 2005-8 CLASS A4                                  4.25          01/25/2028      331,367
     183,000   SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE SERIES 2005-BC1 CLASS A1B+/-      4.61          12/25/2035      183,063
     182,000   STRUCTURED ASSET INVESTMENT LOAN TRUST SERIES 2005-11 CLASS A4+/-              4.47          01/25/2036      182,000
     147,000   STRUCTURED ASSET INVESTMENT LOAN TRUST SERIES 2005-11 CLASS A6+/-              4.61          01/25/2036      147,000
      82,660   STRUCTURED ASSET INVESTMENT LOAN TRUST SERIES 2005-5 CLASS A2+/-               4.47          06/25/2035       82,668
     111,000   TRIAD AUTO RECEIVABLES OWNER TRUST SERIES 2005-B CLASS A3                      4.28          06/14/2010      109,905
     105,000   USAA AUTO OWNER TRUST SERIES 2005-3 CLASS A2                                   4.52          06/16/2008      104,756
     170,000   WACHOVIA AUTO OWNER TRUST SERIES 2005-B CLASS A2                               4.82          02/20/2009      170,053
     222,000   WFS FINANCIAL OWNER TRUST SERIES 2005-3 CLASS A4                               4.38          05/17/2013      219,060

                                                                                                                         10,957,030
                                                                                                                         ----------
TOTAL ASSET-BACKED SECURITIES (COST $11,025,527)

 COLLATERALIZED MORTGAGE OBLIGATIONS - 7.02%
     161,000   BANK OF AMERICA COMMERCIAL MORTGAGE INCORPORATED SERIES 2005-6
               CLASS AM+/-                                                                    5.18          09/10/2047      161,250
     170,000   BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES SERIES 2005-PW10 CLASS AAB         5.38          12/11/2040      172,282
     260,000   BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES SERIES 2005-PWR8 CLASS AAB         4.58          06/11/2041      251,453
     121,000   CITIGROUP DEUTSCHE BANK COMMERCIAL MORTGAGE SERIES 2005-CD1 CLASS A3+/-        5.23          07/15/2044      121,683
     110,000   COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 1999-1 CLASS E+/-         7.23          05/15/2032      115,462
      40,000   COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATION SERIES 2000-C1 CLASS C          7.71          08/15/2033       43,755
     145,945   COUNTRYWIDE ALTERNATIVE LOAN TRUST SERIES 2005-J4 CLASS 2A1B+/-                4.31          07/25/2035      145,853
     256,000   CS FIRST BOSTON MORTGAGE SECURITIES CORPORATION SERIES 2002-CKS4 CLASS A2      5.18          11/15/2036      256,812
      62,000   CS FIRST BOSTON MORTGAGE SECURITIES CORPORATION SERIES 2003-CPN1 CLASS A2      4.60          03/15/2035       60,398
     135,000   CS FIRST BOSTON MORTGAGE SECURITIES CORPORATION SERIES 2005-C6 CLASS B         5.23          12/15/2040      133,195
     194,000   FIRST UNION NATIONAL BANK COMMERCIAL MORTGAGE SERIES 2001-C3 CLASS A3          6.42          08/15/2033      205,453
     111,000   FIRST UNION NATIONAL BANK COMMERCIAL MORTGAGE TRUST PASS-THROUGH
               CERTIFICATES, SERIES 2001-C4 CLASS B                                           6.42          12/12/2033      118,154
     223,000   GE CAPITAL COMMERCIAL MORTGAGE CORPORATION SERIES 2002-2A CLASS A3             5.35          08/11/2036      225,953
     181,000   GE CAPITAL COMMERCIAL MORTGAGE CORPORATION SERIES 2005-C3 CLASS A2             4.85          07/10/2045      179,687
      75,000   GMAC COMMERCIAL MORTGAGE SECURITIES INCORPORATED SERIES 2002-C2 CLASS A3       5.71          10/15/2038       77,453
     185,000   GMAC COMMERCIAL MORTGAGE SECURITIES INCORPORATED SERIES 2003-C3 CLASS A4       5.02          04/10/2040      183,411
     105,272   GMAC COMMERCIAL MORTGAGE SECURITIES INCORPORATED SERIES 2004-C1 CLASS A1       3.12          03/10/2038      102,062
      34,249   GMAC COMMERCIAL MORTGAGE SECURITIES INCORPORATED SERIES 2004-C2 CLASS A1       3.90          08/10/2038       33,553
     173,000   GREENWICH CAPITAL COMMERCIAL FUNDING CORPORATION SERIES 2005-GG5 CLASS
                 AAB+/-                                                                       5.19          04/10/2037      173,446
     330,000   GS MORTGAGE SECURITIES CORPORATION SERIES 1998-GLII CLASS A2                   6.56          04/13/2031      339,980
      41,000   JP MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORPORATION SERIES
               2005-CB11 CLASS ASB+/-                                                         5.20          08/12/2037       41,120
     100,000   JP MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORPORATION SERIES
               2005-LDP5 CLASS A4                                                             5.18          12/15/2044      100,607
      47,000   JP MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORPORATION SERIES
                  2005-LDP5   CLASS B                                                         5.33          12/15/2044       47,236

WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS

                                   PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2005
--------------------------------------------------------------------------------

   TOTAL RETURN BOND FUND
--------------------------------------------------------------------------------

PRINCIPAL      SECURITY NAME                                                              INTEREST RATE   MATURITY DATE     VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
$     57,796   LB COMMERCIAL CONDUIT MORTGAGE TRUST SERIES 1999-C2 CLASS A1                   7.11%         10/15/2032    $  58,480
      55,000   LB COMMERCIAL CONDUIT MORTGAGE TRUST SERIES 1999-C2 CLASS B                    7.43          10/15/2032       59,391
     109,000   LB-UBS COMMERCIAL MORTGAGE TRUST SERIES 2003-C7 CLASS A4+/-                    4.93          09/15/2035      107,720
      60,837   LB-UBS COMMERCIAL MORTGAGE TRUST SERIES 2005-C2 CLASS A1                       4.59          04/15/2030       60,374
      68,000   MERRILL LYNCH MORTGAGE TRUST SERIES 2003-KEY1 CLASS A3                         4.89          11/12/2035       67,268
     154,000   MERRILL LYNCH MORTGAGE TRUST SERIES 2005-CKI1 CLASS A6+/-                      5.24          11/12/2037      155,612
     177,000   MERRILL LYNCH MORTGAGE TRUST SERIES 2005-CKI1 CLASS ASB+/-                     5.24          11/12/2037      178,688
     135,000   MERRILL LYNCH MORTGAGE TRUST SERIES 2005-LC1 CLASS AM+/-                       5.26          01/12/2044      136,034
     168,000   MORGAN STANLEY CAPITAL I SERIES 2004-HQ4 CLASS A2                              3.92          04/14/2040      164,254
     174,000   MORGAN STANLEY CAPITAL I SERIES 2005-IQ10 CLASS AAB+/-                         5.18          09/15/2042      174,320
     186,000   SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE SERIES 2005-BC4 CLASS A2A+/-      4.48          09/25/2036      185,997
      97,000   WACHOVIA BANK COMMERCIAL MORTGAGE TRUST SERIES 2003-C6 CLASS A3                4.96          08/15/2035       96,221
     116,000   WACHOVIA BANK COMMERCIAL MORTGAGE TRUST SERIES 2003-C8 CLASS A3                4.45          11/15/2035      112,791
     193,000   WACHOVIA BANK COMMERCIAL MORTGAGE TRUST SERIES 2005-C17 CLASS A4+/-            5.08          03/15/2042      191,508
     149,000   WACHOVIA BANK COMMERCIAL MORTGAGE TRUST SERIES 2005-C18 CLASS APB              4.81          04/15/2042      146,168
     195,000   WACHOVIA BANK COMMERCIAL MORTGAGE TRUST SERIES 2005-C19 CLASS APB              4.62          05/15/2044      188,786
     172,000   WACHOVIA BANK COMMERCIAL MORTGAGE TRUST SERIES 2005-C21 CLASS A4+/-            5.38          10/15/2044      173,419
     172,000   WACHOVIA BANK COMMERCIAL MORTGAGE TRUST SERIES 2005-C22 CLASS A3+/-            5.19          12/15/2044      173,336
     140,000   WACHOVIA BANK COMMERCIAL MORTGAGE TRUST SERIES 2005-C22 CLASS AM+/-            5.19          12/15/2044      141,507
     139,000   WASHINGTON MUTUAL ASSET SECURITIES CORPORATION SERIES 2005-C1A
               CLASS AJ+++/-                                                                  5.19          05/25/2036      138,139

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (COST $6,063,188)                                                               6,000,271
                                                                                                                          ---------
CORPORATE BONDS & NOTES - 14.58%

BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS - 0.03%
      25,000   PULTE HOMES INCORPORATED                                                       6.00          02/15/2035       22,190
                                                                                                                          ---------
BUSINESS SERVICES - 0.23%
     190,000   GENERAL ELECTRIC CAPITAL CORPORATION SERIES MTNA                               6.00          06/15/2012      200,106
                                                                                                                          ---------
COMMUNICATIONS - 2.09%
     155,000   AMERICA MOVIL SA DE CV                                                         6.38          03/01/2035      152,876
      60,000   AT&T INCORPORATED                                                              9.75          11/15/2031       75,367
      75,000   AT&T INCORPORATED                                                              6.15          09/15/2034       75,335
      50,000   COMCAST CABLE COMMUNICATIONS HOLDINGS INCORPORATED                             8.38          03/15/2013       57,874
      75,000   COMCAST CORPORATION                                                            5.50          03/15/2011       75,407
     120,000   COMCAST CORPORATION                                                            5.65          06/15/2035      110,416
      75,000   NEWS AMERICA INCORPORATED                                                      6.20          12/15/2034       74,497
      35,000   NEWS AMERICA INCORPORATED++                                                    6.40          12/15/2035       35,278
     255,000   SPRINT CAPITAL CORPORATION                                                     6.00          01/15/2007      257,494
     145,000   SPRINT CAPITAL CORPORATION                                                     6.13          11/15/2008      149,105
      75,000   SPRINT CAPITAL CORPORATION                                                     7.63          01/30/2011       82,705
      85,000   SPRINT CAPITAL CORPORATION                                                     8.75          03/15/2032      112,802
     205,000   TELECOM ITALIA CAPITAL SA                                                      5.25          11/15/2013      201,161
      80,000   TIME WARNER ENTERTAINMENT COMPANY LP                                           8.38          07/15/2033       94,501
      65,000   VERIZON GLOBAL FUNDING CORPORATION                                             5.85          09/15/2035       62,639
     170,000   VERIZON WIRELESS CAPITAL LLC                                                   5.38          12/15/2006      170,560

                                                                                                                          1,788,017
                                                                                                                          ---------

PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2005

                                      WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS
--------------------------------------------------------------------------------

   TOTAL RETURN BOND FUND
--------------------------------------------------------------------------------

PRINCIPAL          SECURITY NAME                                                       INTEREST RATE   MATURITY DATE       VALUE
DEPOSITORY INSTITUTIONS - 1.07%
$        115,000   BAC CAPITAL TRUST VI<<                                                  5.63%        03/08/2035     $     113,448
         240,000   CITIGROUP INCORPORATED                                                  5.00         09/15/2014           236,245
         135,000   PNC FUNDING CORPORATION                                                 5.25         11/15/2015           134,593
         110,000   WACHOVIA CORPORATION                                                    5.50         08/01/2035           107,174
         105,000   WASHINGTON MUTUAL BANK FA<<                                             5.13         01/15/2015           102,590
          73,000   WASHINGTON MUTUAL INCORPORATED                                          4.00         01/15/2009            70,801
         145,000   ZIONS BANCORPORATION                                                    6.00         09/15/2015           151,531

                                                                                                                             916,382
                                                                                                                       -------------
ELECTRIC, GAS & SANITARY SERVICES - 0.87%
         216,000   AMERICAN ELECTRIC POWER SERIES C                                        5.38         03/15/2010           217,738
          60,000   DOMINION RESOURCES INCORPORATED                                         5.95         06/15/2035            58,565
         125,000   KANSAS GAS & ELECTRIC                                                   5.65         03/29/2021           123,716
          76,000   PACIFIC GAS & ELECTRIC COMPANY<<                                        6.05         03/01/2034            78,657
          35,000   PROGRESS ENERGY INCORPORATED                                            7.00         10/30/2031            38,840
          55,000   PSEG POWER LLC                                                          8.63         04/15/2031            72,373
         130,000   PUBLIC SERVICE COMPANY OF COLORADO                                      7.88         10/01/2012           151,339

                                                                                                                             741,228
                                                                                                                       -------------
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT - 0.09%
          75,000   PEPCO HOLDINGS INCORPORATED                                             6.45         08/15/2012            78,916
                                                                                                                       -------------
FINANCIAL SERVICES - 0.46%
         200,000   CAPITAL ONE FINANCIAL CORPORATION                                       8.75         02/01/2007           207,755
         175,000   CITIGROUP INCORPORATED                                                  6.50         01/18/2011           186,463

                                                                                                                             394,218
                                                                                                                       -------------
FOOD & KINDRED PRODUCTS - 0.18%
          90,000   KRAFT FOODS INCORPORATED                                                5.63         11/01/2011            92,340
          55,000   KRAFT FOODS INCORPORATED                                                6.50         11/01/2031            60,508

                                                                                                                             152,848
                                                                                                                       -------------
FOOD STORES - 0.05%
          40,000   KROGER COMPANY                                                          7.50         04/01/2031            44,655

GENERAL MERCHANDISE STORES - 0.08%
          75,000   WAL-MART STORES                                                         5.25         09/01/2035            72,801
                                                                                                                       -------------

HEALTH SERVICES - 0.40%
         100,000   COVENTRY HEALTH CARE INCORPORATED                                       6.13         01/15/2015           102,500
         240,000   WYETH++                                                                 5.50         02/15/2016           242,787

                                                                                                                             345,287
                                                                                                                       -------------
HOLDING & OTHER INVESTMENT OFFICES - 0.80%
         145,000   CREDIT SUISSE FIRST BOSTON USA INCORPORATED                             4.88         08/15/2010           143,888
         100,000   GOLDMAN SACHS GROUP INCORPORATED<<                                      5.13         01/15/2015            98,869
         265,000   MERRILL LYNCH & COMPANY                                                 4.25         02/08/2010           257,772
          75,000   MORGAN STANLEY                                                          4.00         01/15/2010            72,145
          75,000   NUVEEN INVESTMENTS                                                      5.00         09/15/2010            73,794
          35,000   NUVEEN INVESTMENTS                                                      5.50         09/15/2015            34,404

                                                                                                                            680,872
                                                                                                                       -------------

WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS

                                   PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2005
--------------------------------------------------------------------------------

   TOTAL RETURN BOND FUND
--------------------------------------------------------------------------------

PRINCIPAL          SECURITY NAME                                                       INTEREST RATE   MATURITY DATE       VALUE
INSURANCE AGENTS, BROKERS & SERVICE - 0.22%
$         59,000   MARSH & MCLENNAN COMPANIES INCORPORATED                                 5.15%         09/15/2010    $      58,607
          47,000   PRUDENTIAL FINANCIAL INCORPORATED                                       4.75          06/13/2015           45,549
          80,000   TRAVELERS PROPERTY CASUALTY CORPORATION                                 6.38          03/15/2033           85,190

                                                                                                                             189,346
                                                                                                                       -------------
INSURANCE CARRIERS - 0.99%
         100,000   AEGON FUNDING CORPORATION                                               5.75          12/15/2020          101,512
         300,000   AMERICAN INTERNATIONAL GROUP++                                          4.70          10/01/2010          295,661
         100,000   AMERICAN INTERNATIONAL GROUP++                                          5.05          10/01/2015           98,143
          75,000   AMERICAN INTERNATIONAL GROUP INCORPORATED                               4.25          05/15/2013           71,335
          85,000   METLIFE INCORPORATED                                                    5.70          06/15/2035           85,315
          80,000   REINSURANCE GROUP OF AMERICA INCORPORATED+/-                            6.75          12/15/2049           80,710
         105,000   UNUMPROVIDENT FINANCE COMPANY++                                         6.85          11/15/2015          109,371

                                                                                                                             842,047
                                                                                                                       -------------
MISCELLANEOUS MANUFACTURING INDUSTRIES - 0.15%
         120,000   TYCO INTERNATIONAL GROUP SA                                             6.38          10/15/2011          124,631
                                                                                                                       -------------
MISCELLANEOUS RETAIL - 0.28%
         240,000   PROLOGIS++                                                              5.25          11/15/2010          240,165
                                                                                                                       -------------
NON-DEPOSITORY CREDIT INSTITUTIONS - 3.22%
         175,000   AMERICAN GENERAL FINANCE CORPORATION                                    3.88          10/01/2009          167,611
         145,000   CAPITAL ONE BANK SERIES BKNT                                            4.88          05/15/2008          144,410
         130,000   CIT GROUP INCORPORATED                                                  4.75          08/15/2008          129,505
         287,000   FORD MOTOR CREDIT COMPANY<<                                             5.70          01/15/2010          243,968
          37,000   FORD MOTOR CREDIT COMPANY<<                                             7.00          10/01/2013           31,615
          72,000   GENERAL ELECTRIC CAPITAL CORPORATION                                    3.75          12/15/2009           69,078
         150,000   GENERAL ELECTRIC CAPITAL CORPORATION<<                                  4.88          03/04/2015          147,937
         440,000   HSBC FINANCE CORPORATION<<                                              4.75          04/15/2010          433,485
         100,000   HSBC FINANCE CORPORATION                                                5.00          06/30/2015           97,242
          75,000   JP MORGAN CHASE CAPITAL XV                                              5.88          03/15/2035           74,567
          70,000   KINDER MORGAN FINANCE COMPANY ULC++                                     5.35          01/05/2011           70,100
         100,000   KINDER MORGAN FINANCE COMPANY ULC++                                     6.40          01/05/2036          102,488
         205,000   LAZARD GROUP LLC                                                        7.13          05/15/2015          215,269
         475,000   RESIDENTIAL CAPITAL CORPORATION                                         6.13          11/21/2008          476,155
         345,000   RESIDENTIAL CAPITAL CORPORATION                                         6.38          06/30/2010          350,560

                                                                                                                           2,753,990
                                                                                                                       -------------
OIL & GAS EXTRACTION - 0.70%
         150,000   CANADIAN NATURAL RESOURCES                                              5.85          02/01/2035          151,336
         105,000   ENERGY TRANSFER PARTNERS                                                5.95          02/01/2015          104,631
          75,000   HALLIBURTON COMPANY                                                     5.50          10/15/2010           76,602
         127,000   HALLIBURTON COMPANY                                                     8.75          02/15/2021          167,116
          35,000   PEMEX PROJECT FUNDING MASTER TRUST                                      7.38          12/15/2014           38,885
          60,000   VALERO LOGISTICS                                                        6.05          03/15/2013           61,983

                                                                                                                             600,553
                                                                                                                       -------------

PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2005

                                      WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS
--------------------------------------------------------------------------------

   TOTAL RETURN BOND FUND
--------------------------------------------------------------------------------

PRINCIPAL           SECURITY NAME                                                      INTEREST RATE   MATURITY DATE       VALUE
PETROLEUM REFINING & RELATED INDUSTRIES - 0.46%
$         175,000   AMERADA HESS CORPORATION                                               7.13%         03/15/2033    $     198,645
          110,000   VALERO ENERGY CORPORATION                                              6.88          04/15/2012          119,860
           60,000   VALERO ENERGY CORPORATION                                              7.50          04/15/2032           72,918

                                                                                                                             391,423
                                                                                                                       -------------
PIPELINES, EXCEPT NATURAL GAS - 0.42%
          150,000   DUKE CAPITAL LLC                                                       7.50          10/01/2009          161,076
          110,000   ENERGY TRANSFER PARTNERS++                                             5.65          08/01/2012          108,739
           85,000   MAGELLAN MIDSTREAM PARTNERS                                            5.65          10/15/2016           85,674
                                                                                                                             355,489
                                                                                                                       -------------
RAILROAD TRANSPORTATION - 0.13%
           90,000   NORFOLK SOUTHERN CORPORATION                                           7.05          05/01/2037          107,399
                                                                                                                       -------------
REITS - 0.72%
          150,000   DEVELOPERS DIVERS REALTY                                               5.38          10/15/2012          147,737
          100,000   HEALTH CARE REIT INCORPORATED                                          6.20          06/01/2016          100,041
           95,000   SIMON PROPERTY GROUP LIMITED PARTNERSHIP                               5.10          06/15/2015           91,880
           75,000   SIMON PROPERTY GROUP LIMITED PARTNERSHIP                               4.60          06/15/2010           73,114
          205,000   SIMON PROPERTY GROUP LIMITED PARTNERSHIP++                             5.38          06/01/2011          205,490

                                                                                                                             618,262
                                                                                                                       -------------
SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES - 0.68%
           95,000   GOLDMAN SACHS GROUP INCORPORATED                                       6.13          02/15/2033           99,704
          170,000   JP MORGAN CHASE & COMPANY                                              6.75          02/01/2011          182,083
          295,000   MORGAN STANLEY                                                         5.38          10/15/2015          295,286

                                                                                                                             577,073
                                                                                                                       -------------
TRANSPORTATION EQUIPMENT - 0.26%
           95,000   DAIMLERCHRYSLER NA HOLDING CORPORATION                                 6.50          11/15/2013           99,469
          100,000   DAIMLERCHRYSLER NA HOLDING CORPORATION                                 8.50          01/18/2031          121,002
                                                                                                                             220,471
                                                                                                                       -------------

TOTAL CORPORATE BONDS & NOTES (COST $12,569,437)                                                                          12,458,369
                                                                                                                       -------------
FOREIGN CORPORATE BONDS - 0.62%
           75,000   BT GROUP PLC                                                           8.88          12/15/2030          100,346
          120,000   CODELCO INCORPORATED++                                                 5.63          09/21/2035          119,456
           35,000   EMPRESA NACIONAL ELECTRIC                                              8.63          08/01/2015           40,984
           54,000   ENCANA CORPORATION                                                     6.50          08/15/2034           60,337
          209,000   FRANCE TELECOM                                                         7.45          03/01/2006          209,838

TOTAL FOREIGN CORPORATE BONDS@ (COST $534,549)                                                                               530,961
                                                                                                                       -------------
FOREIGN GOVERNMENT BONDS - 1.12%
           75,000   CELULOSA ARAUCO CONSTITUTION                                           5.63          04/20/2015           74,453
          110,000   MOLSON COORS CAPITAL FINANCE ULC<<                                     4.85          09/22/2010          108,490
           70,000   PETRO-CANADA                                                           5.95          05/15/2035           71,010
          250,000   RAS LAFFAN LNG III++                                                   5.84          09/30/2027          250,800
          135,000   RUSSIAN FEDERATION+++/-                                                5.00          03/31/2030          152,213
          110,000   TELECOM ITALIA CAPITAL                                                 4.88          10/01/2010          107,843

WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS

                                   PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2005
--------------------------------------------------------------------------------

      TOTAL RETURN BOND FUND
--------------------------------------------------------------------------------

PRINCIPAL          SECURITY NAME                                                       INTEREST RATE   MATURITY DATE       VALUE
FOREIGN GOVERNMENT BONDS (CONTINUED)
$        100,000   TELEFONOS DE MEXICO S.A. SERIES WI                                      5.50%         01/27/2015    $      98,650
          35,000   UNITED MEXICAN STATES SERIES MTNA                                       5.88          01/15/2014           36,225
          51,000   UNITED MEXICAN STATES SERIES MTNA<<                                     6.75          09/27/2034           55,781

TOTAL FOREIGN GOVERNMENT BONDS@ (COST $954,844)                                                                              955,465
                                                                                                                       -------------
AGENCY SECURITIES - 56.22%

FEDERAL HOME LOAN BANK - 0.93%
         806,209   FHLB SERIES TQ-2015 CLASS A                                             5.07          10/20/2015          795,186
                                                                                                                       -------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 14.51%
       1,323,000   FNMA                                                                    6.00          05/15/2011        1,399,254
         399,187   FNMA #254631                                                            5.00          02/01/2018          395,553
         216,438   FNMA #254918                                                            4.50          09/01/2033          204,602
          12,906   FNMA #387501                                                            4.95          07/01/2015           12,828
          91,225   FNMA #555388                                                            5.50          03/01/2018           91,856
         128,440   FNMA #615062                                                            5.50          01/01/2017          129,382
          88,322   FNMA #624228                                                            5.50          01/01/2017           88,969
          62,289   FNMA #624277                                                            5.50          01/01/2017           62,745
         271,529   FNMA #725564                                                            4.53          04/01/2009          268,485
         260,304   FNMA #734830                                                            4.50          08/01/2033          246,069
         116,948   FNMA #745047                                                            4.50          09/01/2035          110,553
         168,656   FNMA #808093                                                            4.50          02/01/2035          158,835
         177,692   FNMA #815422                                                            4.50          02/01/2035          167,345
         245,940   FNMA #815426                                                            4.50          02/01/2035          232,148
         324,897   FNMA #819357<<                                                          4.50          03/01/2035          305,978
         337,516   FNMA SERIES 2003-113 CLASS PN                                           3.50          02/25/2013          329,999
         588,950   FNMA SERIES 2003-63 CLASS QP                                            3.50          10/25/2031          550,947
         850,986   FNMA SERIES 2003-76 CLASS DE                                            4.00          09/25/2031          808,597
         633,000   FNMA SERIES 2003-92 CLASS KQ                                            3.50          06/25/2023          618,302
          93,000   FNMA SERIES 2003-92 CLASS NM                                            3.50          04/25/2013           90,888
         283,000   FNMA SERIES 2005-40 CLASS YG                                            5.00          05/25/2025          271,471
       1,442,474   FNMA SERIES 2005-51 CLASS KC                                            4.50          01/25/2025        1,424,374
         318,000   FNMA SERIES 2005-51 CLASS ND                                            5.50          11/25/2033          312,670
         670,007   FNMA SERIES 2005-65 CLASS WG                                            4.50          08/25/2026          662,969
          54,000   FNMA SERIES 2005-69 CLASS AD                                            5.00          08/25/2035           53,634
         300,000   FNMA SERIES 2005-69 CLASS JM                                            4.50          08/25/2025          278,970
       1,446,347   FNMA SERIES 2005-77 CLASS BX<<                                          4.50          07/25/2028        1,429,584
       1,674,000   FNMA TBA%%                                                              6.00          02/01/2034        1,687,077

                                                                                                                          12,394,084
                                                                                                                       -------------
FHLMC - 40.78%
         136,000   FHLMC                                                                   4.13          04/02/2007          134,947
         993,000   FHLMC                                                                   4.25          04/05/2007          986,722
       1,451,000   FHLMC                                                                   4.00          08/17/2007        1,434,029
       2,334,000   FHLMC                                                                   6.63          09/15/2009        2,479,740
         768,000   FHLMC<<                                                                 4.13          07/12/2010          748,917
          28,913   FHLMC #A29225                                                           4.50          01/01/2035           27,202
         191,547   FHLMC #A38837                                                           4.50          05/01/2035          180,214

PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2005

                                      WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS
--------------------------------------------------------------------------------

      TOTAL RETURN BOND FUND
--------------------------------------------------------------------------------

PRINCIPAL          SECURITY NAME                                                       INTEREST RATE   MATURITY DATE       VALUE
FHLMC (CONTINUED)
$        141,823   FHLMC #A38838                                                           4.50%         05/01/2035    $     133,431
         454,600   FHLMC #A46696                                                           4.50          08/01/2035          427,703
          42,796   FHLMC #B17291                                                           5.00          11/01/2019           42,392
         247,716   FHLMC #B18247                                                           5.00          04/01/2020          245,271
          43,811   FHLMC #B19002                                                           5.00          03/01/2020           43,378
          34,907   FHLMC #B19212                                                           5.50          04/01/2020           35,118
         284,414   FHLMC #B19221                                                           5.00          04/01/2020          281,607
          90,176   FHLMC #B19318                                                           5.00          05/01/2020           89,286
          78,025   FHLMC #B19338                                                           5.00          05/01/2020           77,255
          94,434   FHLMC #B19339                                                           5.00          05/01/2020           93,502
          60,612   FHLMC #B19376                                                           5.00          06/01/2020           60,013
         194,410   FHLMC #B19389                                                           5.50          05/01/2020          195,589
         157,571   FHLMC #B19393                                                           5.00          05/01/2020          156,015
         381,000   FHLMC #C90940                                                           6.00          12/01/2025          387,231
         101,000   FHLMC #C90947                                                           6.00          01/01/2026          102,652
         208,372   FHLMC #E01279                                                           5.50          01/01/2018          209,750
         261,892   FHLMC #E01497                                                           5.50          11/01/2018          263,553
          39,039   FHLMC #E88979                                                           5.50          04/01/2017           39,296
          84,247   FHLMC #G01805                                                           4.50          04/01/2035           79,262
         414,212   FHLMC #G01842                                                           4.50          06/01/2035          389,705
         525,000   FHLMC #G01977                                                           5.00          12/01/2035          508,266
         505,000   FHLMC #G01981                                                           5.00          12/01/2035          488,903
          74,371   FHLMC #G08083                                                           4.50          08/01/2035           69,970
         194,842   FHLMC #G11594                                                           5.50          08/01/2019          196,076
         878,426   FHLMC #G11658                                                           5.50          01/01/2020          883,887
         327,235   FHLMC #G18006                                                           5.50          08/01/2019          329,269
         138,676   FHLMC #J02089                                                           5.50          06/01/2020          139,517
         125,497   FHLMC #J02372                                                           5.50          05/01/2020          126,291
         125,688   FHLMC #J02373                                                           5.50          05/01/2020          126,485
         189,000   FHLMC SERIES 2631 CLASS MT                                              3.50          01/15/2022          185,183
         244,000   FHLMC SERIES 2645 CLASS MK                                              3.50          07/15/2022          238,350
         304,352   FHLMC SERIES 2692 CLASS YB                                              3.50          05/15/2016          298,062
         550,348   FHLMC SERIES 2731 CLASS PK                                              3.50          05/15/2026          537,107
         631,689   FHLMC SERIES 2736 CLASS DB                                              3.30          11/15/2026          608,508
         376,714   FHLMC SERIES 2890 CLASS AP                                              3.75          12/15/2011          367,679
         384,278   FHLMC SERIES 2893 CLASS PA                                              4.00          04/15/2025          377,236
         333,006   FHLMC SERIES 2948 CLASS YD                                              5.50          08/15/2033          334,405
       1,185,189   FHLMC SERIES 2953 CLASS LD                                              5.00          12/15/2034        1,156,573
         139,595   FHLMC SERIES 2957 CLASS KJ                                              4.50          10/15/2024          138,085
          85,920   FHLMC SERIES 2960 CLASS EH                                              4.50          05/15/2024           85,071
         764,422   FHLMC SERIES 2961 CLASS PB                                              5.50          07/15/2028          769,213
         428,477   FHLMC SERIES 2963 CLASS WL                                              4.50          07/15/2025          423,778
         366,287   FHLMC SERIES 2966 CLASS NW                                              5.00          08/15/2025          365,423
         136,713   FHLMC SERIES 2971 CLASS PE                                              4.50          03/15/2026          135,146
         880,281   FHLMC SERIES 2975 CLASS OL                                              4.50          06/15/2026          870,176
         747,805   FHLMC SERIES 2982 CLASS LC                                              4.50          01/15/2025          739,359
         403,000   FHLMC SERIES 2989 CLASS TG                                              5.00          06/15/2025          385,258

WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS

                                   PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2005
--------------------------------------------------------------------------------

      TOTAL RETURN BOND FUND
--------------------------------------------------------------------------------

PRINCIPAL          SECURITY NAME                                                       INTEREST RATE   MATURITY DATE       VALUE
FHLMC (CONTINUED)
$         81,000   FHLMC SERIES 2992 CLASS OG                                              5.50%         06/15/2033    $      79,877
         215,000   FHLMC SERIES 3019 CLASS VQ                                              5.00          05/15/2022          205,396
         381,636   FHLMC SERIES 3035 CLASS DM                                              5.50          11/15/2025          384,789
         117,000   FHLMC SERIES 3036 CLASS NC                                              5.00          03/15/2031          114,418
          90,000   FHLMC SERIES 3044 CLASS LJ                                              5.50          03/15/2035           89,223
         527,000   FHLMC SERIES 3044 CLASS MD                                              5.50          02/15/2035          521,577
         188,000   FHLMC SERIES 3056 CLASS DP                                              5.50          01/15/2035          186,063
         277,000   FHLMC SERIES 3057 CLASS PE                                              5.50          11/15/2034          274,146
         566,436   FHLMC SERIES 3059 CLASS CA                                              5.00          03/15/2025          565,317
         312,000   FHLMC SERIES 3067 CLASS YE                                              5.50          10/15/2034          308,750
         586,000   FHLMC SERIES 3075 CLASS PD                                              5.50          01/15/2035          579,908
         308,000   FHLMC SERIES 3078 CLASS PD                                              5.50          07/15/2034          305,186
         575,000   FHLMC SERIES 3081 CLASS CM                                              5.50          02/15/2030          579,220
         977,000   FHLMC SERIES 3089 CLASS LP                                              5.50          12/15/2029          983,504
       9,365,000   FHLMC TBA%%                                                             6.00          02/01/2036        9,444,022

                                                                                                                          34,848,452
                                                                                                                       -------------
TOTAL AGENCY SECURITIES (COST $48,302,608)                                                                                48,037,722
                                                                                                                       -------------
US TREASURY SECURITIES - 16.35%

US TREASURY BONDS - 6.04%

         181,000   US TREASURY BOND<<                                                      4.13          05/15/2015          177,034
         734,000   US TREASURY BOND<<                                                      7.13          02/15/2023          949,498
       1,598,000   US TREASURY BOND<<                                                      6.25          08/15/2023        1,908,238
       1,192,000   US TREASURY BOND<<                                                      6.00          02/15/2026        1,405,629
         529,000   US TREASURY BOND<<                                                      6.25          05/15/2030          656,993
          58,000   US TREASURY BOND<<                                                      5.38          02/15/2031           65,150

                                                                                                                           5,162,542
                                                                                                                       -------------
US TREASURY NOTES - 10.31%

         948,000   US TREASURY NOTE<<                                                      4.00          09/30/2007          941,408
         402,000   US TREASURY NOTE<<                                                      4.25          10/31/2007          400,822
         217,000   US TREASURY NOTE<<                                                      4.25          11/30/2007          216,364
         461,000   US TREASURY NOTE<<                                                      4.13          08/15/2010          456,462
       2,083,000   US TREASURY NOTE<<                                                      4.50          11/15/2010        2,094,229
       1,417,000   US TREASURY NOTE<<                                                      4.38          12/15/2010        1,418,107
         384,000   US TREASURY NOTE<<                                                      4.25          11/15/2014          379,530
         523,000   US TREASURY NOTE<<                                                      4.00          02/15/2015          507,065
         457,000   US TREASURY NOTE<<                                                      4.25          08/15/2015          451,091
       1,925,000   US TREASURY NOTE<<                                                      4.50          11/15/2015        1,940,791

                                                                                                                           8,805,869
                                                                                                                       -------------
TOTAL US TREASURY SECURITIES (COST $13,842,522)                                                                           13,968,411
                                                                                                                       -------------

PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2005

                                      WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS
--------------------------------------------------------------------------------

      TOTAL RETURN BOND FUND
--------------------------------------------------------------------------------

PRINCIPAL          SECURITY NAME                                                       INTEREST RATE   MATURITY DATE      VALUE
REPURCHASE AGREEMENTS - 3.12%

$      2,664,000   GREENWICH CAPITAL MARKETS INCORPORATED - 102% COLLATERALIZED BY
                   US GOVERNMENT SECURITIES (MATURITY VALUE $2,665,273)                    4.30%      01/03/2006      $   2,664,000

TOTAL REPURCHASE AGREEMENTS (COST $2,664,000)                                                                             2,664,000
                                                                                                                      --------------
COLLATERAL FOR SECURITIES LENDING - 19.15%

SHARES

COLLATERAL INVESTED IN MONEY MARKET FUNDS - 1.25%

         325,346   SCUDDER DAILY ASSETS MONEY MARKET FUND                                                                   325,346
         739,717   SHORT TERM INVESTMENT COMPANY MONEY MARKET FUND                                                          739,717

                                                                                                                          1,065,063
                                                                                                                      --------------
PRINCIPAL

COLLATERAL INVESTED IN OTHER ASSETS - 17.90%

       4,500,000   BEAR STEARNS INTERNATIONAL REPURCHASE AGREEMENT (MATURITY VALUE         4.30       01/03/2006          4,500,000
                   $4,502,150)

      10,800,000   MORGAN STANLEY REPURCHASE AGREEMENT (MATURITY VALUE $10,805,100)        4.25       01/03/2006         10,800,000

                                                                                                                         15,300,000
                                                                                                                      --------------
TOTAL COLLATERAL FOR SECURITIES LENDING (COST $16,365,063)                                                               16,365,063
                                                                                                                      --------------
TOTAL INVESTMENTS IN SECURITIES

(COST $112,321,738)*                          131.01%                                                                 $ 111,937,292
                                              ------                                                                  --------------

OTHER ASSETS AND LIABILITIES, NET             (31.01)                                                                   (26,492,772)
                                              ------
TOTAL NET ASSETS                              100.00%                                                                 $  85,444,520
                                              ======                                                                  --------------

+/-   VARIABLE RATE INVESTMENTS.

<<    ALL OR A PORTION OF THIS SECURITY IS ON LOAN. (SEE NOTE 2)

++ SECURITIES THAT MAY BE RESOLD TO "QUALIFIED INSTITUTIONAL BUYERS" UNDER RULE 144A OR SECURITIES OFFERED PURSUANT TO SECTION 4 (2) OF THE SECURITIES ACT OF 1933, AS AMENDED.

@ FOREIGN BOND PRINCIPAL IS DENOMINATED IN US DOLLARS EXCEPT AS INDICATED PARENTHETICALLY.

%%    SECURITIES ISSUED ON A WHEN-ISSUED (TBA) BASIS. (SEE NOTE 2)

* COST FOR FEDERAL INCOME TAX PURPOSES IS $112,457,205 AND NET UNREALIZED APPRECIATION (DEPRECIATION) CONSISTS OF:

      GROSS UNREALIZED APPRECIATION               $ 276,073
      GROSS UNREALIZED DEPRECIATION                (795,986)
                                                  ---------
      NET UNREALIZED APPRECIATION (DEPRECIATION)  $(519,913)

PRINCIPAL          DESCRIPTION
SCHEDULE OF TBA SALE COMMITMENTS - (1.03%)

$      (661,000)   FHLMC TBA%%                                                             5.00          02/01/2036        (639,311)
       (255,000)   FNMA TBA%%                                                              4.50          02/01/2036        (240,019)

TOTAL TBA SALE COMMITMENTS (TOTAL PROCEEDS $(881,286))                                                                     (879,330)
                                                                                                                      --------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS

                       STATEMENTS OF ASSETS AND LIABILITIES -- DECEMBER 31, 2005
--------------------------------------------------------------------------------

                                                                                  ASSET ALLOCATION    C&B LARGE CAP      DISCOVERY
                                                                                              FUND       VALUE FUND           FUND
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS

INVESTMENTS:
   IN SECURITIES, AT MARKET VALUE ..............................................  $    290,289,117    $  27,285,419   $ 243,984,059
   COLLATERAL FOR SECURITIES LOANED (NOTE 2) ...................................       117,406,416                0      16,013,944
   INVESTMENTS IN AFFILIATES ...................................................        17,952,550        1,359,850       2,349,788
   REPURCHASE AGREEMENTS .......................................................                 0                0               0
                                                                                  ----------------    -------------   -------------
TOTAL INVESTMENTS AT MARKET VALUE (SEE COST BELOW) .............................       425,648,083       28,645,269     262,347,791
                                                                                  ----------------    -------------   -------------
   CASH ........................................................................            50,000           50,000               0
   RECEIVABLE FOR FUND SHARES ISSUED ...........................................            72,373           25,366          87,448
   RECEIVABLE FOR INVESTMENTS SOLD .............................................           204,617                0       4,566,498
   RECEIVABLES FOR DIVIDENDS AND INTEREST ......................................         1,957,810           46,286          39,281
                                                                                  ----------------    -------------   -------------
TOTAL ASSETS ...................................................................       427,932,883       28,766,921     267,041,018
                                                                                  ----------------    -------------   -------------
LIABILITIES
   OPTION WRITTEN, AT VALUE ....................................................                 0                0               0
   PAYABLE FOR DAILY VARIATION MARGIN ON FUTURES CONTRACTS .....................           199,225                0               0
   PAYABLE FOR FUND SHARES REDEEMED ............................................           146,774           57,481         192,953
   PAYABLE FOR INVESTMENTS PURCHASED ...........................................           220,273                0         194,660
   DIVIDENDS PAYABLE ...........................................................               313                0               0
   PAYABLE TO INVESTMENT ADVISOR AND AFFILIATES (NOTE 3) .......................           165,438           16,422         234,207
   PAYABLE TO THE TRUSTEES AND SHAREHOLDER SERVICING AGENT .....................            70,382            6,045          56,551
   PAYABLE FOR SECURITIES LOANED (NOTE 2) ......................................       117,406,416                0      16,013,944
   ACCRUED EXPENSES AND OTHER LIABILITIES ......................................            50,893           23,217          73,618
                                                                                  ----------------    -------------   -------------
TOTAL LIABILITIES ..............................................................       118,259,714          103,165      16,765,933
                                                                                  ----------------    -------------   -------------
TOTAL NET ASSETS ...............................................................  $    309,673,169    $  28,663,756   $ 250,275,085
                                                                                  ================    =============   =============
NET ASSETS CONSIST OF:
-----------------------------------------------------------------------------------------------------------------------------------
   PAID-IN CAPITAL .............................................................  $    305,482,855    $  32,204,621   $ 454,060,142
   UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ..................................            55,079                0               0
   UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON INVESTMENTS .......................        (6,235,787)      (4,319,008)   (230,952,912)
   NET UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS, FOREIGN
      CURRENCIES AND TRANSLATION OF ASSETS AND LIABILITIES DENOMINATED IN
      FOREIGN CURRENCIES .......................................................        12,930,921          778,143      27,167,855
   NET UNREALIZED APPRECIATION (DEPRECIATION) OF FUTURES .......................        (2,559,899)               0               0
   NET UNREALIZED APPRECIATION (DEPRECIATION) OF OPTIONS, SWAP AGREEMENTS,
      AND SHORT SALES ..........................................................                 0                0               0
                                                                                  ----------------    -------------   -------------
TOTAL NET ASSETS ...............................................................  $    309,673,169    $  28,663,756   $ 250,275,085
                                                                                  ----------------    -------------   -------------
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE(1)
-----------------------------------------------------------------------------------------------------------------------------------
   NET ASSETS ..................................................................  $    309,673,169    $  28,663,756   $ 250,275,085
   SHARES OUTSTANDING ..........................................................        23,733,068        3,067,915      17,458,929
   NET ASSET VALUE AND OFFERING PRICE PER SHARE ................................  $          13.05    $        9.34   $       14.34
                                                                                  ----------------    -------------   -------------
INVESTMENTS AT COST ............................................................  $    412,717,162    $  27,867,126   $ 235,179,936
                                                                                  ================    =============   =============
SECURITIES ON LOAN, AT MARKET VALUE (NOTE 2) ...................................  $    115,865,645    $           0   $  15,181,937
                                                                                  ================    =============   =============
PREMIUMS RECEIVED ON WRITTEN OPTIONS (NOTE 2) ..................................  $              0    $           0   $           0
                                                                                  ================    =============   =============

(1)   EACH FUND HAS AN UNLIMITED NUMBER OF AUTHORIZED SHARES.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF ASSETS AND LIABILITIES -- DECEMBER 31, 2005

                                      WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS
--------------------------------------------------------------------------------

                                                                                     EQUITY INCOME    INTERNATIONAL   LARGE COMPANY
                                                                                              FUND        CORE FUND       CORE FUND
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS

INVESTMENTS:
   IN SECURITIES, AT MARKET VALUE ..............................................  $    113,372,756    $  39,062,301   $  27,969,097
   COLLATERAL FOR SECURITIES LOANED (NOTE 2) ...................................                 0                0               0
   INVESTMENTS IN AFFILIATES ...................................................         1,271,141          610,646         402,054
   REPURCHASE AGREEMENTS .......................................................                 0                0               0
                                                                                  ----------------    -------------   -------------
TOTAL INVESTMENTS AT MARKET VALUE (SEE COST BELOW) .............................       114,643,897       39,672,947      28,371,151
                                                                                  ----------------    -------------   -------------
   CASH ........................................................................            50,000           50,000          50,000
   RECEIVABLE FOR FUND SHARES ISSUED ...........................................            22,344           15,090               0
   RECEIVABLE FOR INVESTMENTS SOLD .............................................                 0                0         354,233
   RECEIVABLES FOR DIVIDENDS AND INTEREST ......................................           165,591           54,589          23,628
                                                                                  ----------------    -------------   -------------
TOTAL ASSETS ...................................................................       114,881,832       39,792,626      28,799,012
                                                                                  ----------------    -------------   -------------
LIABILITIES
   OPTION WRITTEN, AT VALUE ....................................................                 0                0               0
   PAYABLE FOR DAILY VARIATION MARGIN ON FUTURES CONTRACTS .....................                 0                0               0
   PAYABLE FOR FUND SHARES REDEEMED ............................................           378,301          127,190          67,503
   PAYABLE FOR INVESTMENTS PURCHASED ...........................................                 0                0         224,075
   DIVIDENDS PAYABLE ...........................................................                 0                0               0
   PAYABLE TO INVESTMENT ADVISOR AND AFFILIATES (NOTE 3) .......................            71,602           30,932          16,142
   PAYABLE TO THE TRUSTEES AND SHAREHOLDER SERVICING AGENT .....................            25,909            8,293           5,942
   PAYABLE FOR SECURITIES LOANED (NOTE 2) ......................................                 0                0               0
   ACCRUED EXPENSES AND OTHER LIABILITIES ......................................            30,858           24,613          24,933
                                                                                  ----------------    -------------   -------------
TOTAL LIABILITIES ..............................................................           506,670          191,028         338,595
                                                                                  ----------------    -------------   -------------
TOTAL NET ASSETS ...............................................................  $    114,375,162    $  39,601,598   $  28,460,417
                                                                                  ================    =============   =============
NET ASSETS CONSIST OF:
-----------------------------------------------------------------------------------------------------------------------------------
   PAID-IN CAPITAL .............................................................  $     97,409,284    $  32,770,271   $  45,200,457
   UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ..................................             5,458                0           2,409
   UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON INVESTMENTS .......................           168,238        1,571,644     (16,334,835)
   NET UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS, FOREIGN
      CURRENCIES AND TRANSLATION OF ASSETS AND LIABILITIES DENOMINATED IN
      FOREIGN CURRENCIES .......................................................        16,792,182        5,259,683        (407,614)
   NET UNREALIZED APPRECIATION (DEPRECIATION) OF FUTURES .......................                 0                0               0
   NET UNREALIZED APPRECIATION (DEPRECIATION) OF OPTIONS, SWAP AGREEMENTS,
      AND SHORT SALES ..........................................................                 0                0               0
                                                                                  ----------------    -------------   -------------
TOTAL NET ASSETS ...............................................................  $    114,375,162    $  39,601,598   $  28,460,417
                                                                                  ----------------    -------------   -------------
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE(1)
-----------------------------------------------------------------------------------------------------------------------------------
   NET ASSETS ..................................................................  $    114,375,162    $  39,601,598   $  28,460,417
   SHARES OUTSTANDING ..........................................................         6,745,708        4,573,281       2,095,078
   NET ASSET VALUE AND OFFERING PRICE PER SHARE ................................  $          16.96    $        8.66   $       13.58
                                                                                  ----------------    -------------   -------------
INVESTMENTS AT COST ............................................................  $     97,851,715    $  34,411,498   $  28,778,765
                                                                                  ================    =============   =============
SECURITIES ON LOAN, AT MARKET VALUE (NOTE 2) ...................................  $              0    $           0   $           0
                                                                                  ================    =============   =============
PREMIUMS RECEIVED ON WRITTEN OPTIONS (NOTE 2) ..................................  $              0    $           0   $           0
                                                                                  ================    =============   =============


                                                                                     LARGE COMPANY     MONEY MARKET       MULTI CAP
                                                                                       GROWTH FUND             FUND      VALUE FUND
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS

INVESTMENTS:
   IN SECURITIES, AT MARKET VALUE ..............................................  $    112,665,082    $  36,159,667   $  23,845,309
   COLLATERAL FOR SECURITIES LOANED (NOTE 2) ...................................                 0                0               0
   INVESTMENTS IN AFFILIATES ...................................................         4,445,999                0          65,324
   REPURCHASE AGREEMENTS .......................................................                 0       19,306,443               0
                                                                                  ----------------    -------------   -------------
TOTAL INVESTMENTS AT MARKET VALUE (SEE COST BELOW) .............................       117,111,081       55,466,110      23,910,633
                                                                                  ----------------    -------------   -------------
   CASH ........................................................................            50,000           50,000               0
   RECEIVABLE FOR FUND SHARES ISSUED ...........................................           106,374                0           1,362
   RECEIVABLE FOR INVESTMENTS SOLD .............................................                 0                0         180,093
   RECEIVABLES FOR DIVIDENDS AND INTEREST ......................................            40,770           86,059          22,195
                                                                                  ----------------    -------------   -------------
TOTAL ASSETS ...................................................................       117,308,225       55,602,169      24,114,283
                                                                                  ----------------    -------------   -------------
LIABILITIES
   OPTION WRITTEN, AT VALUE ....................................................                 0                0          64,450
   PAYABLE FOR DAILY VARIATION MARGIN ON FUTURES CONTRACTS .....................                 0                0               0
   PAYABLE FOR FUND SHARES REDEEMED ............................................            46,871                0          41,342
   PAYABLE FOR INVESTMENTS PURCHASED ...........................................         1,129,823                0          66,182
   DIVIDENDS PAYABLE ...........................................................                 0           10,713               0
   PAYABLE TO INVESTMENT ADVISOR AND AFFILIATES (NOTE 3) .......................            74,622           20,618          21,888
   PAYABLE TO THE TRUSTEES AND SHAREHOLDER SERVICING AGENT .....................            26,067           12,290           4,850
   PAYABLE FOR SECURITIES LOANED (NOTE 2) ......................................                 0                0               0
   ACCRUED EXPENSES AND OTHER LIABILITIES ......................................            28,082           54,930          26,949
                                                                                  ----------------    -------------   -------------
TOTAL LIABILITIES ..............................................................         1,305,465           98,551         225,661
                                                                                  ----------------    -------------   -------------
TOTAL NET ASSETS ...............................................................  $    116,002,760    $  55,503,618   $  23,888,622
                                                                                  ================    =============   =============
NET ASSETS CONSIST OF:
-----------------------------------------------------------------------------------------------------------------------------------
   PAID-IN CAPITAL .............................................................  $    138,539,667    $  55,502,257   $  18,061,513
   UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ..................................                 0              306        (145,049)
   UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON INVESTMENTS .......................       (28,460,777)           1,055       2,940,629
   NET UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS, FOREIGN
      CURRENCIES AND TRANSLATION OF ASSETS AND LIABILITIES DENOMINATED IN
      FOREIGN CURRENCIES .......................................................         5,923,870                0       3,058,205
   NET UNREALIZED APPRECIATION (DEPRECIATION) OF FUTURES .......................                 0                0               0
   NET UNREALIZED APPRECIATION (DEPRECIATION) OF OPTIONS, SWAP AGREEMENTS,
      AND SHORT SALES ..........................................................                 0                0         (26,676)
                                                                                  ----------------    -------------   -------------
TOTAL NET ASSETS ...............................................................  $    116,002,760    $  55,503,618   $  23,888,622
                                                                                  ----------------    -------------   -------------
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE(1)
-----------------------------------------------------------------------------------------------------------------------------------
   NET ASSETS ..................................................................  $    116,002,760    $  55,503,618   $  23,888,622
   SHARES OUTSTANDING ..........................................................        12,380,073       55,505,115       1,748,238
   NET ASSET VALUE AND OFFERING PRICE PER SHARE ................................  $           9.37    $        1.00   $       13.66
                                                                                  ----------------    -------------   -------------
INVESTMENTS AT COST ............................................................  $    111,187,211    $  55,466,110   $  20,852,335
                                                                                  ================    =============   =============
SECURITIES ON LOAN, AT MARKET VALUE (NOTE 2) ...................................  $              0    $           0   $           0
                                                                                  ================    =============   =============
PREMIUMS RECEIVED ON WRITTEN OPTIONS (NOTE 2) ..................................  $              0    $           0   $      37,774
                                                                                  ================    =============   =============

WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS

                       STATEMENTS OF ASSETS AND LIABILITIES -- DECEMBER 31, 2005
--------------------------------------------------------------------------------

                                                                                       OPPORTUNITY        SMALL CAP    TOTAL RETURN
                                                                                              FUND      GROWTH FUND       BOND FUND
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS

INVESTMENTS:
   IN SECURITIES, AT MARKET VALUE ..............................................  $    900,014,798    $ 166,654,794   $  92,908,229
   COLLATERAL FOR SECURITIES LOANED (NOTE 2) ...................................         6,507,449       37,310,420      16,365,063
   INVESTMENTS IN AFFILIATES ...................................................       110,405,501        1,279,062               0
   REPURCHASE AGREEMENTS .......................................................                 0                0       2,664,000
                                                                                  ----------------    -------------   -------------
TOTAL INVESTMENTS AT MARKET VALUE (SEE COST BELOW) .............................     1,016,927,748      205,244,276     111,937,292
                                                                                  ----------------    -------------   -------------
   CASH ........................................................................             3,994           50,000          64,229
   RECEIVABLE FOR FUND SHARES ISSUED ...........................................           229,893           33,381          41,249
   RECEIVABLE FOR INVESTMENTS SOLD .............................................        11,335,525          996,913      29,867,818
   RECEIVABLES FOR DIVIDENDS AND INTEREST ......................................         1,086,331           13,960         697,585
                                                                                  ----------------    -------------   -------------
TOTAL ASSETS ...................................................................     1,029,583,491      206,338,530     142,608,173
                                                                                  ----------------    -------------   -------------
LIABILITIES
   OPTION WRITTEN, AT VALUE ....................................................           698,450                0               0
   TBA SALE COMMITMENTS, AT VALUE ..............................................                 0                0         879,330
   PAYABLE FOR FUND SHARES REDEEMED ............................................           480,819           35,856          32,091
   PAYABLE FOR INVESTMENTS PURCHASED ...........................................        15,726,191        1,743,539      39,783,642
   DIVIDENDS PAYABLE ...........................................................                 0                0          17,608
   PAYABLE TO INVESTMENT ADVISOR AND AFFILIATES (NOTE 3) .......................           713,979          141,639          45,187
   PAYABLE TO THE TRUSTEES AND SHAREHOLDER SERVICING AGENT .....................           229,424           38,021          18,583
   PAYABLE FOR EQUITY SWAPS ....................................................           147,489                0               0
   PAYABLE FOR SECURITIES LOANED (NOTE 2) ......................................         6,507,449       37,310,420      16,365,063
   ACCRUED EXPENSES AND OTHER LIABILITIES ......................................           316,344           36,034          22,149
                                                                                  ----------------    -------------   -------------
TOTAL LIABILITIES ..............................................................        24,820,145       39,305,509      57,163,653
                                                                                  ----------------    -------------   -------------
TOTAL NET ASSETS ...............................................................  $  1,004,763,346    $ 167,033,021   $  85,444,520
                                                                                  ================    =============   =============
NET ASSETS CONSIST OF:
-----------------------------------------------------------------------------------------------------------------------------------
   PAID-IN CAPITAL .............................................................  $    702,763,062    $ 148,637,534   $  86,896,409
   UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ..................................           149,220                0           4,629
   UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON INVESTMENTS .......................        99,282,654        3,041,015      (1,074,028)
   NET UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS, FOREIGN
      CURRENCIES AND TRANSLATION OF ASSETS AND LIABILITIES DENOMINATED IN
      FOREIGN CURRENCIES .......................................................       202,566,392       15,354,472        (384,446)
   NET UNREALIZED APPRECIATION (DEPRECIATION) OF OPTIONS, SWAP AGREEMENTS,
      AND SHORT SALES ..........................................................             2,018                0           1,956
                                                                                  ----------------    -------------   -------------
TOTAL NET ASSETS ...............................................................  $  1,004,763,346    $ 167,033,021   $  85,444,520
                                                                                  ----------------    -------------   -------------
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE(1)
-----------------------------------------------------------------------------------------------------------------------------------
   NET ASSETS ..................................................................  $  1,004,763,346    $ 167,033,021   $  85,444,520
   SHARES OUTSTANDING ..........................................................        41,486,282       20,029,847       8,668,052
   NET ASSET VALUE AND OFFERING PRICE PER SHARE ................................  $          24.22    $        8.34   $        9.86
                                                                                  ----------------    -------------   -------------
INVESTMENTS AT COST ............................................................  $    814,356,318    $ 189,889,804   $ 112,321,738
                                                                                  ================    =============   =============
SECURITIES ON LOAN, AT MARKET VALUE (NOTE 2) ...................................  $      6,195,573    $  35,540,611   $  16,020,858
                                                                                  ================    =============   =============
PROCEEDS FOR TBA SALE COMMITMENTS (NOTE 2) .....................................  $              0    $           0   $     881,286
                                                                                  ================    =============   =============
PREMIUMS RECEIVED ON WRITTEN OPTIONS (NOTE 2)  .................................  $        847,957    $           0   $           0
                                                                                  ================    =============   =============

(1)   EACH FUND HAS AN UNLIMITED NUMBER OF AUTHORIZED SHARES.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                        THIS PAGE IS INTENTIONALLY LEFT BLANK --

WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS

                STATEMENTS OF OPERATIONS -- FOR THE YEAR ENDED DECEMBER 31, 2005
--------------------------------------------------------------------------------

                                                                          ASSET ALLOCATION   C&B LARGE CAP      DISCOVERY
                                                                                      FUND      VALUE FUND           FUND
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   DIVIDENDS(1) .......................................................   $      3,311,027   $     471,433   $    727,677
   INTEREST ...........................................................          5,799,111             143         13,613
   INCOME FROM AFFILIATED SECURITIES ..................................            454,486          41,323        107,166
   SECURITIES LENDING INCOME, NET .....................................            133,787             766         14,154
                                                                          ----------------   -------------   ------------
TOTAL INVESTMENT INCOME ...............................................          9,698,411         513,665        862,610
                                                                          ----------------   -------------   ------------

EXPENSES
   ADVISORY FEES ......................................................          1,740,779         160,223      1,620,255
   ADMINISTRATION FEES ................................................            506,408          46,610        328,299
   CUSTODY FEES .......................................................             63,301           5,826         39,715
   ACCOUNTING FEES ....................................................             35,736          21,448         40,468
   DISTRIBUTION FEES (NOTE 3) .........................................            791,263          72,828        456,980
   PROFESSIONAL FEES ..................................................             25,834          17,305         24,335
   REGISTRATION FEES ..................................................              3,584             113          1,440
   SHAREHOLDER REPORTS ................................................             57,309           6,568         35,483
   TRUSTEES' FEES .....................................................              6,838           7,076          4,943
   OTHER FEES AND EXPENSES ............................................             57,350           1,584         23,360
                                                                          ----------------   -------------   ------------
TOTAL EXPENSES ........................................................          3,288,402         339,581      2,575,278
                                                                          ----------------   -------------   ------------

LESS:
   WAIVED FEES AND REIMBURSED EXPENSES (NOTE 3) .......................           (123,330)        (48,267)      (153,659)
   NET EXPENSES .......................................................          3,165,072         291,314      2,421,619
                                                                          ----------------   -------------   ------------
NET INVESTMENT INCOME (LOSS) ..........................................          6,533,339         222,351     (1,559,009)
                                                                          ----------------   -------------   ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
-------------------------------------------------------------------------------------------------------------------------

NET REALIZED GAIN (LOSS) FROM:
   SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY TRANSLATION ....            908,759       4,250,051     26,101,116
   FUTURES TRANSACTIONS ...............................................          2,729,051               0              0
   OPTIONS, SWAP AGREEMENTS AND SHORT SALE TRANSACTIONS ...............                  0               0              0
   AFFILIATED SECURITIES ..............................................             65,956               0              0
                                                                          ----------------   -------------   ------------
NET REALIZED GAIN (LOSS) FROM INVESTMENTS .............................          3,703,766       4,250,051     26,101,116
                                                                          ----------------   -------------   ------------

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF:
-------------------------------------------------------------------------------------------------------------------------
   SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY TRANSLATION ....          8,595,908      (3,584,156)     6,142,490
   FUTURES TRANSACTIONS ...............................................         (3,770,176)              0              0
   OPTIONS, SWAP AGREEMENTS AND SHORT SALE TRANSACTIONS ...............                  0               0              0
                                                                          ----------------   -------------   ------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS ...          4,825,732      (3,584,156)     6,142,490
                                                                          ================   =============   ============
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS ................          8,529,498         665,895     32,243,606
                                                                          ----------------   -------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .......         15,062,837         888,246     30,684,597
                                                                          ================   =============   ============

   (1) NET OF FOREIGN WITHHOLDING TAXES OF ............................   $              0   $       5,963   $      4,421

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF OPERATIONS -- FOR THE YEAR ENDED DECEMBER 31, 2005

                                      WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS
--------------------------------------------------------------------------------

                                                                             EQUITY INCOME   INTERNATIONAL   LARGE COMPANY
                                                                                      FUND       CORE FUND       CORE FUND
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   DIVIDENDS(1) .......................................................   $      2,832,859   $     946,183   $     453,994
   INTEREST ...........................................................                 84               0             933
   INCOME FROM AFFILIATED SECURITIES ..................................             27,314          36,039          20,750
   SECURITIES LENDING INCOME, NET .....................................              1,950               0           1,936
                                                                          ----------------   -------------   -------------
TOTAL INVESTMENT INCOME ...............................................          2,862,207         982,222         477,613
                                                                          ----------------   -------------   -------------

EXPENSES
   ADVISORY FEES ......................................................            648,990         281,825         176,466
   ADMINISTRATION FEES ................................................            188,797          60,123          51,335
   CUSTODY FEES .......................................................             23,600          37,577           6,417
   ACCOUNTING FEES ....................................................             25,865          40,862          21,602
   DISTRIBUTION FEES (NOTE 3) .........................................            294,995          93,942          80,212
   PROFESSIONAL FEES ..................................................             21,597           7,051          18,353
   REGISTRATION FEES ..................................................                415             133             250
   SHAREHOLDER REPORTS ................................................             19,087           2,000             215
   TRUSTEES' FEES .....................................................              6,832           5,137           7,088
   OTHER FEES AND EXPENSES ............................................              7,722             706             483
                                                                          ----------------   -------------   -------------
TOTAL EXPENSES ........................................................          1,237,900         529,356         362,421
                                                                          ----------------   -------------   -------------

LESS:
   WAIVED FEES AND REIMBURSED EXPENSES (NOTE 3) .......................            (57,920)       (153,588)        (41,575)
   NET EXPENSES .......................................................          1,179,981         375,768         320,846
                                                                          ----------------   -------------   -------------
NET INVESTMENT INCOME (LOSS) ..........................................          1,682,226         606,454         156,767
                                                                          ----------------   -------------   -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
--------------------------------------------------------------------------------------------------------------------------

NET REALIZED GAIN (LOSS) FROM:
   SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY TRANSLATION ....          5,822,817       1,709,193       6,924,173
   FUTURES TRANSACTIONS ...............................................                  0               0               0
   OPTIONS, SWAP AGREEMENTS AND SHORT SALE TRANSACTIONS ...............                  0               0               0
   AFFILIATED SECURITIES ..............................................                  0               0               0
                                                                          ----------------   -------------   -------------
NET REALIZED GAIN (LOSS) FROM INVESTMENTS .............................          5,822,817       1,709,193       6,924,173
                                                                          ----------------   -------------   -------------

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF:
--------------------------------------------------------------------------------------------------------------------------
   SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY TRANSLATION ....         (1,474,612)      1,290,570      (8,137,614)
   FUTURES TRANSACTIONS ...............................................                  0               0               0
   OPTIONS, SWAP AGREEMENTS AND SHORT SALE TRANSACTIONS ...............                  0               0               0
                                                                          ----------------   -------------   -------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS ...         (1,474,612)      1,290,570      (8,137,614)
                                                                          ================   =============   =============

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS ................          4,348,205       2,999,763      (1,213,441)
                                                                          ----------------   -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .......          6,030,431       3,606,217      (1,056,674)
                                                                          ================   =============   =============

   (1) NET OF FOREIGN WITHHOLDING TAXES OF ............................   $         10,547   $     100,821   $       4,650


                                                                             LARGE COMPANY    MONEY MARKET       MULTI CAP
                                                                               GROWTH FUND            FUND      VALUE FUND
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   DIVIDENDS(1) .......................................................   $        752,041   $           0   $     150,449
   INTEREST ...........................................................                  0       1,871,082           1,547
   INCOME FROM AFFILIATED SECURITIES ..................................             71,710               0           5,984
   SECURITIES LENDING INCOME, NET .....................................              6,301               0               0
                                                                          ----------------   -------------   -------------
TOTAL INVESTMENT INCOME ...............................................            830,052       1,871,082         157,980
                                                                          ----------------   -------------   -------------

EXPENSES
   ADVISORY FEES ......................................................            580,928         171,018         181,113
   ADMINISTRATION FEES ................................................            168,997          91,210          64,515
   CUSTODY FEES .......................................................             21,125          11,401          12,240
   ACCOUNTING FEES ....................................................             25,232          22,829          15,814
   DISTRIBUTION FEES (NOTE 3) .........................................            264,058         142,515          42,981
   PROFESSIONAL FEES ..................................................             18,109          17,720          18,567
   REGISTRATION FEES ..................................................                427             192             179
   SHAREHOLDER REPORTS ................................................             22,028              46           6,840
   TRUSTEES' FEES .....................................................              6,832           6,838           3,604
   OTHER FEES AND EXPENSES ............................................              2,158           5,625           9,769
                                                                          ----------------   -------------   -------------
TOTAL EXPENSES                                                                   1,109,894         469,394         355,622
                                                                          ----------------   -------------   -------------

LESS:
   WAIVED FEES AND REIMBURSED EXPENSES (NOTE 3) .......................            (53,661)        (41,851)        (79,481)
   NET EXPENSES .......................................................          1,056,233         427,543         276,141
                                                                          ----------------   -------------   -------------
NET INVESTMENT INCOME (LOSS) ..........................................           (226,181)      1,443,539        (118,161)
                                                                          ----------------   -------------   -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
--------------------------------------------------------------------------------------------------------------------------

NET REALIZED GAIN (LOSS) FROM:
   SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY TRANSLATION ....         (1,564,512)          1,859       5,750,272
   FUTURES TRANSACTIONS ...............................................                  0               0               0
   OPTIONS, SWAP AGREEMENTS AND SHORT SALE TRANSACTIONS ...............                  0               0         (28,709)
   AFFILIATED SECURITIES ..............................................                  0               0               0
                                                                          ----------------   -------------   -------------
NET REALIZED GAIN (LOSS) FROM INVESTMENTS .............................         (1,564,512)          1,859       5,721,563
                                                                          ----------------   -------------   -------------

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF:
--------------------------------------------------------------------------------------------------------------------------
   SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY TRANSLATION ....          7,873,544               0      (2,070,163)
   FUTURES TRANSACTIONS ...............................................                  0               0               0
   OPTIONS, SWAP AGREEMENTS AND SHORT SALE TRANSACTIONS ...............                  0               0         (13,188)
                                                                          ----------------   -------------   -------------

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS ...          7,873,544               0      (2,083,351)
                                                                          ================   =============   =============
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS ................          6,309,032           1,859       3,638,212
                                                                          ----------------   -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .......          6,082,851       1,445,397       3,520,051
                                                                          ================   =============   =============

   (1) NET OF FOREIGN WITHHOLDING TAXES OF ............................   $         14,287   $           0   $      10,131

WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS

                STATEMENTS OF OPERATIONS -- FOR THE YEAR ENDED DECEMBER 31, 2005
--------------------------------------------------------------------------------

                                                                               OPPORTUNITY       SMALL CAP    TOTAL RETURN
                                                                                      FUND     GROWTH FUND       BOND FUND
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   DIVIDENDS(1) .......................................................   $      8,182,054   $     205,942   $           0
   INTEREST ...........................................................            584,341             108       3,605,529
   INCOME FROM AFFILIATED SECURITIES ..................................          1,690,770          44,601               0
   SECURITIES LENDING INCOME, NET .....................................             16,575         105,786          29,535
                                                                          ----------------   -------------   -------------
TOTAL INVESTMENT INCOME ...............................................         10,473,740         356,437       3,635,064
                                                                          ----------------   -------------   -------------

EXPENSES
   ADVISORY FEES ......................................................          7,575,059       1,248,106         365,352
   ADMINISTRATION FEES ................................................          3,073,168         266,262         129,903
   CUSTODY FEES .......................................................            163,548          33,283          16,238
   ACCOUNTING FEES ....................................................             77,390          28,275          24,023
   DISTRIBUTION FEES (NOTE 3) .........................................          1,927,255         416,036         202,973
PROFESSIONAL FEES .....................................................             58,685          20,575          18,235
   REGISTRATION FEES ..................................................              3,872             573             279
   SHAREHOLDER REPORTS ................................................            126,666          39,989          12,265
   TRUSTEES' FEES .....................................................             50,913           7,217           7,217
   OTHER FEES AND EXPENSES ............................................            228,510           3,150           2,388
                                                                          ----------------   -------------   -------------
TOTAL EXPENSES ........................................................         13,285,066       2,063,466         778,873
                                                                          ----------------   -------------   -------------

LESS:
   WAIVED FEES AND REIMBURSED EXPENSES (NOTE 3) .......................         (2,171,105)        (66,297)        (47,696)
   NET EXPENSES .......................................................         11,113,961       1,997,169         731,177
                                                                          ----------------   -------------   -------------
NET INVESTMENT INCOME (LOSS) ..........................................           (640,221)     (1,640,732)      2,903,887
                                                                          ----------------   -------------   -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
--------------------------------------------------------------------------------------------------------------------------

NET REALIZED GAIN (LOSS) FROM:
   SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY TRANSLATION ....        132,757,447      19,948,736        (724,565)
   FUTURES TRANSACTIONS ...............................................            588,466               0               0
   OPTIONS, SWAP AGREEMENTS AND SHORT SALE TRANSACTIONS ...............            394,315               0               0
                                                                          ----------------   -------------   -------------
NET REALIZED GAIN (LOSS) FROM INVESTMENTS .............................        133,740,228      19,948,736        (724,565)
                                                                          ----------------   -------------   -------------

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF:
--------------------------------------------------------------------------------------------------------------------------
   SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY TRANSLATION ....        (57,969,555)     (8,933,160)       (683,408)
   OPTIONS, SWAP AGREEMENTS AND SHORT SALE TRANSACTIONS ...............           (194,752)              0           1,956
                                                                          ----------------   -------------   -------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS ...        (58,164,307)     (8,933,160)       (681,452)
                                                                          ================   =============   =============
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS ................         75,575,921      11,015,576      (1,406,017)
                                                                          ----------------   -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .......         74,935,700       9,374,845       1,497,870
                                                                          ================   =============   =============

   (1) NET OF FOREIGN WITHHOLDING TAXES OF ............................   $        122,981   $           0   $           0

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                        THIS PAGE IS INTENTIONALLY LEFT BLANK --

WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS

                                             STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                                        ASSET ALLOCATION FUND
                                                                                              -------------------------------------
                                                                                                        FOR THE             FOR THE
                                                                                                     YEAR ENDED          YEAR ENDED
                                                                                              DECEMBER 31, 2005   DECEMBER 31, 2004
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   BEGINNING NET ASSETS ...................................................................        $326,373,676        $290,722,925

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) ...........................................................           6,533,339           6,404,091
   NET REALIZED GAIN (LOSS) ON INVESTMENTS ................................................           3,703,766           6,471,231
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS ....................           4,825,732          14,932,837
                                                                                                   ------------        ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ...........................          15,062,837          27,808,159
                                                                                                   ------------        ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME ..................................................................          (6,511,857)         (6,364,542)
   NET REALIZED GAIN ON SALES OF INVESTMENTS ..............................................          (6,949,202)         (9,827,535)
                                                                                                   ------------        ------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS .......................................................         (13,461,059)        (16,192,077)
                                                                                                   ------------        ------------
CAPITAL SHARES TRANSACTIONS:
   PROCEEDS FROM SHARES SOLD ..............................................................          23,187,871          49,510,435
   REINVESTMENT OF DISTRIBUTIONS ..........................................................          13,460,744          16,192,078
   COST OF SHARES REDEEMED ................................................................         (54,950,900)        (41,667,844)
                                                                                                   ------------        ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS
   - TOTAL ................................................................................         (18,302,285)         24,034,669
                                                                                                   ============        ============
NET INCREASE (DECREASE) IN NET ASSETS .....................................................         (16,700,507)         35,650,751
                                                                                                   ============        ============
ENDING NET ASSETS .........................................................................        $309,673,169        $326,373,676
                                                                                                   ------------        ------------
SHARES ISSUED AND REDEEMED:
   SHARES SOLD ............................................................................           1,801,649           3,942,726
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS .........................................           1,042,132           1,327,761
   SHARES REDEEMED ........................................................................          (4,264,928)         (3,346,735)
                                                                                                   ------------        ------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM CAPITAL SHARE
   TRANSACTIONS ...........................................................................          (1,421,147)          1,923,752
                                                                                                   ============        ============
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ..............................        $     55,079        $     28,873
                                                                                                   ============        ============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

                                      WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS
--------------------------------------------------------------------------------

                                                              C&B LARGE CAP VALUE FUND                     DISCOVERY FUND
                                                         ------------------------------------  -------------------------------------
                                                                   FOR THE            FOR THE            FOR THE            FOR THE
                                                                YEAR ENDED         YEAR ENDED         YEAR ENDED         YEAR ENDED
                                                         DECEMBER 31, 2005  DECEMBER 31, 2004  DECEMBER 31, 2005  DECEMBER 31, 2004
------------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   BEGINNING NET ASSETS ..............................        $ 30,286,684        $29,481,977       $ 93,047,848       $ 94,114,959

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) ......................             222,351            475,449         (1,559,009)          (825,807)
   NET REALIZED GAIN (LOSS) ON INVESTMENTS ...........           4,250,051           (216,943)        26,101,116         13,028,691
   NET CHANGE IN UNREALIZED APPRECIATION
      (DEPRECIATION) OF INVESTMENTS ..................          (3,584,156)         2,874,230          6,142,490            651,584
                                                              ------------        -----------       ------------       ------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS .........................             888,246          3,132,736         30,684,597         12,854,468
                                                              ------------        -----------       ------------       ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME .............................            (226,321)          (477,934)                 0                  0
   NET REALIZED GAIN ON SALES OF INVESTMENTS .........                   0                  0         (8,101,469)                 0
                                                              ------------        -----------       ------------       ------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS ..................            (226,321)          (477,934)        (8,101,469)                 0
                                                              ------------        -----------       ------------       ------------
CAPITAL SHARES TRANSACTIONS:
   PROCEEDS FROM SHARES SOLD .........................           7,527,983          5,754,662        179,537,035          4,918,232
   REINVESTMENT OF DISTRIBUTIONS .....................             226,321            477,935          8,101,469                  0
   COST OF SHARES REDEEMED ...........................         (10,039,157)        (8,082,692)       (52,994,395)       (18,839,811)
                                                              ------------        -----------       ------------       ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   CAPITAL SHARE TRANSACTIONS - TOTAL ................          (2,284,853)        (1,850,095)       134,644,109        (13,921,579)
                                                              ============        ===========       ============       ============
NET INCREASE (DECREASE) IN NET ASSETS ................          (1,622,928)           804,707        157,227,237         (1,067,111)
                                                              ============        ===========       ============       ============
ENDING NET ASSETS ....................................        $ 28,663,756        $30,286,684       $250,275,085       $ 93,047,848
                                                              ------------        -----------       ------------       ------------
SHARES ISSUED AND REDEEMED:
   SHARES SOLD .......................................             813,392            670,341         14,406,806            369,685
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS ....              24,483             55,042            650,199                  0
   SHARES REDEEMED ...................................          (1,088,473)          (941,885)        (3,948,021)        (1,455,984)
                                                              ------------        -----------       ------------       ------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING
   RESULTING FROM CAPITAL SHARE TRANSACTIONS .........            (250,598)          (216,502)        11,108,984         (1,086,299)
                                                              ============        ===========       ============       ============
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT
   INCOME (LOSS) .....................................        $          0        $         0       $          0       $          0
                                                              ============        ===========       ============       ============

                                                                                                        EQUITY INCOME FUND
                                                                                               ------------------------------------
                                                                                                         FOR THE            FOR THE
                                                                                                      YEAR ENDED         YEAR ENDED
                                                                                               DECEMBER 31, 2005  DECEMBER 31, 2004
------------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   BEGINNING NET ASSETS ...................................................................         $120,138,117       $103,157,429

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) ...........................................................            1,682,226          1,776,962
   NET REALIZED GAIN (LOSS) ON INVESTMENTS ................................................            5,822,817           (902,225)
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS ....................           (1,474,612)        11,028,303
                                                                                                    ------------       ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ...........................            6,030,431         11,903,040
                                                                                                    ------------       ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME ..................................................................           (1,696,104)        (1,768,654)
   NET REALIZED GAIN ON SALES OF INVESTMENTS ..............................................                    0                  0
                                                                                                    ------------       ------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS .......................................................           (1,696,104)        (1,768,654)
                                                                                                    ------------       ------------
CAPITAL SHARES TRANSACTIONS:
   PROCEEDS FROM SHARES SOLD ..............................................................           18,396,659         35,692,523
   REINVESTMENT OF DISTRIBUTIONS ..........................................................            1,696,104          1,768,654
   COST OF SHARES REDEEMED ................................................................          (30,190,045)       (30,614,875)
                                                                                                    ------------       ------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - TOTAL ...................................................................          (10,097,282)         6,846,302
                                                                                                    ============       ============
NET INCREASE (DECREASE) IN NET ASSETS .....................................................           (5,762,955)        16,980,688
                                                                                                    ============       ============
ENDING NET ASSETS .........................................................................         $114,375,162       $120,138,117
                                                                                                    ------------       ------------
SHARES ISSUED AND REDEEMED:
   SHARES SOLD ............................................................................            1,111,888          2,331,831
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS .........................................              102,059            113,755
   SHARES REDEEMED ........................................................................           (1,823,349)        (1,999,068)
                                                                                                    ------------       ------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM CAPITAL SHARE TRANSACTIONS ...             (609,402)           446,518
                                                                                                    ============       ============
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ..............................         $      5,458       $      8,308
                                                                                                    ============       ============

WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS

                                             STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                                     INTERNATIONAL CORE FUND
                                                                                               ------------------------------------
                                                                                                         FOR THE            FOR THE
                                                                                                      YEAR ENDED         YEAR ENDED
                                                                                               DECEMBER 31, 2005  DECEMBER 31, 2004
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   BEGINNING NET ASSETS ...................................................................         $ 35,071,405       $ 22,033,435

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) ...........................................................              606,454            243,778
   NET REALIZED GAIN (LOSS) ON INVESTMENTS ................................................            1,709,193          2,578,909
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS ....................            1,290,570            216,367
                                                                                                    ------------       ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ...........................            3,606,217          3,039,054
                                                                                                    ------------       ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME ..................................................................             (741,605)           (62,505)
   NET REALIZED GAIN ON SALES OF INVESTMENTS                                                          (1,020,677)                 0
                                                                                                    ------------       ------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS .......................................................           (1,762,282)           (62,505)
                                                                                                    ------------       ------------
CAPITAL SHARES TRANSACTIONS:
   PROCEEDS FROM SHARES SOLD ..............................................................           16,592,049         18,660,921
   REINVESTMENT OF DISTRIBUTIONS ..........................................................            1,762,282             62,505
   COST OF SHARES REDEEMED ................................................................          (15,668,073)        (8,662,005)
                                                                                                    ------------       ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS - TOTAL ...            2,686,258         10,061,421
                                                                                                    ============       ============
NET INCREASE (DECREASE) IN NET ASSETS .....................................................            4,530,193         13,037,970
                                                                                                    ============       ============
ENDING NET ASSETS .........................................................................         $ 39,601,598       $ 35,071,405
                                                                                                    ------------       ------------
SHARES ISSUED AND REDEEMED:
   SHARES SOLD ............................................................................            2,001,352          2,463,069
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS .........................................              212,671              8,413
   SHARES REDEEMED ........................................................................           (1,882,902)        (1,142,373)
                                                                                                    ------------       ------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM CAPITAL SHARE TRANSACTIONS ...              331,121          1,329,109
                                                                                                    ============       ============
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ..............................         $          0       $    131,647
                                                                                                    ============       ============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

                                     WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS
--------------------------------------------------------------------------------

                                                               LARGE COMPANY CORE FUND               LARGE COMPANY GROWTH FUND
                                                         ------------------------------------  -------------------------------------
                                                                   FOR THE            FOR THE            FOR THE            FOR THE
                                                                YEAR ENDED         YEAR ENDED         YEAR ENDED         YEAR ENDED
                                                         DECEMBER 31, 2005  DECEMBER 31, 2004  DECEMBER 31, 2005  DECEMBER 31, 2004
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   BEGINNING NET ASSETS ..............................         $38,054,560        $43,383,784       $107,228,921       $ 96,801,871

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) ......................             156,767            (14,553)          (226,181)           186,876
   NET REALIZED GAIN (LOSS) ON INVESTMENTS ...........           6,924,173          1,475,808         (1,564,512)        (1,770,467)
   NET CHANGE IN UNREALIZED APPRECIATION
     (DEPRECIATION) OF INVESTMENTS ...................          (8,137,614)         1,593,757          7,873,544          5,003,680
                                                              ------------        -----------       ------------       ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS ........................................          (1,056,674)         3,055,012          6,082,851          3,420,089
                                                              ------------        -----------       ------------       ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME .............................            (162,985)                 0           (186,924)                 0
   NET REALIZED GAIN ON SALES OF INVESTMENTS .........                   0                  0                  0                  0
                                                              ------------        -----------       ------------       ------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS ..................            (162,985)                 0           (186,924)                 0
                                                              ------------        -----------       ------------       ------------
CAPITAL SHARES TRANSACTIONS:
   PROCEEDS FROM SHARES SOLD .........................             906,354          1,475,372         23,235,887         24,127,276
   REINVESTMENT OF DISTRIBUTIONS .....................             162,985                  0            186,924                  0
   COST OF SHARES REDEEMED ...........................          (9,443,823)        (9,859,608)       (20,544,899)       (17,120,315)
                                                              ------------        -----------       ------------       ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   CAPITAL SHARE TRANSACTIONS - TOTAL ................          (8,374,484)        (8,384,236)         2,877,912          7,006,961
                                                              ============        ===========       ============       ============
NET INCREASE (DECREASE) IN NET ASSETS ................          (9,594,143)        (5,329,224)         8,773,839         10,427,050
                                                              ============        ===========       ============       ============
ENDING NET ASSETS ....................................         $28,460,417        $38,054,560       $116,002,760       $107,228,921
                                                              ------------        -----------       ------------       ------------
SHARES ISSUED AND REDEEMED:
   SHARES SOLD .......................................              68,314            113,513          2,639,508          2,851,399
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS ....              11,923                  0             20,631                  0
   SHARES REDEEMED ...................................            (708,247)          (756,914)        (2,353,988)        (2,038,011)
                                                              ------------        -----------       ------------       ------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING
   RESULTING FROM CAPITAL SHARE TRANSACTIONS .........            (628,010)          (643,401)           306,151            813,388
                                                              ============        ===========       ============       ============
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME
   (LOSS) ............................................         $     2,409        $         0       $          0       $    186,876
                                                              ============        ===========       ============       ============

                                                                                                            MONEY MARKET FUND
                                                                                               ------------------------------------
                                                                                                         FOR THE            FOR THE
                                                                                                      YEAR ENDED         YEAR ENDED
                                                                                               DECEMBER 31, 2005  DECEMBER 31, 2004
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   BEGINNING NET ASSETS ...................................................................         $ 58,737,611       $ 81,583,027

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) ...........................................................            1,443,539            450,569
   NET REALIZED GAIN (LOSS) ON INVESTMENTS ................................................                1,859               (294)
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS ....................                    0                  0
                                                                                                    ------------       ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS ................................................................................            1,445,398            450,275
                                                                                                    ------------       ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME ..................................................................           (1,443,538)          (450,833)
   NET REALIZED GAIN ON SALES OF INVESTMENTS ..............................................                    0                  0
                                                                                                    ------------       ------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS .......................................................           (1,443,538)          (450,833)
                                                                                                    ------------       ------------
CAPITAL SHARES TRANSACTIONS:
   PROCEEDS FROM SHARES SOLD ..............................................................           56,243,472         45,544,163
   REINVESTMENT OF DISTRIBUTIONS ..........................................................            1,443,538            397,542
   COST OF SHARES REDEEMED ................................................................          (60,922,863)       (68,786,563)
                                                                                                    ------------       ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS - TOTAL ...           (3,235,853)       (22,844,858)
                                                                                                    ------------       ------------
NET INCREASE (DECREASE) IN NET ASSETS .....................................................           (3,233,993)       (22,845,416)
                                                                                                    ------------       ------------
ENDING NET ASSETS .........................................................................         $ 55,503,618       $ 58,737,611
                                                                                                    ------------       ------------
SHARES ISSUED AND REDEEMED:
   SHARES SOLD ............................................................................           56,243,472         45,544,163
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS .........................................            1,443,538            397,542
   SHARES REDEEMED ........................................................................          (60,922,863)       (68,786,563)
                                                                                                    ------------       ------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM CAPITAL SHARE TRANSACTIONS ...           (3,235,851)       (22,844,858)
                                                                                                    ============       ============
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ..............................         $        306       $          1
                                                                                                    ============       ============

WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS   STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                           MULTI CAP VALUE FUND
                                                  -------------------------------------
                                                            FOR THE             FOR THE
                                                         YEAR ENDED          YEAR ENDED
                                                  DECEMBER 31, 2005   DECEMBER 31, 2004
---------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  BEGINNING NET ASSETS .........................  $      25,989,364   $      27,712,972

OPERATIONS:
  NET INVESTMENT INCOME (LOSS) .................           (118,161)            (71,970)
  NET REALIZED GAIN (LOSS) ON INVESTMENTS ......          5,721,563           1,956,468
  NET CHANGE IN UNREALIZED APPRECIATION
    (DEPRECIATION) OF INVESTMENTS ..............         (2,083,351)          1,870,955
                                                  -----------------   -----------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS ....................          3,520,051           3,755,453
                                                  -----------------   -----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  NET INVESTMENT INCOME ........................            (96,372)                  0
  NET REALIZED GAIN ON SALES OF
    INVESTMENTS ................................                  0                   0
                                                  -----------------   -----------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS ............            (96,372)                  0
                                                  -----------------   -----------------
CAPITAL SHARES TRANSACTIONS:
  PROCEEDS FROM SHARES SOLD ....................          3,225,144           3,570,867
  REINVESTMENT OF DISTRIBUTIONS ................             96,372                   0
  COST OF SHARES REDEEMED ......................         (8,845,937)         (9,049,928)
                                                  -----------------   -----------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM CAPITAL SHARE
  TRANSACTIONS .................................         (5,524,421)         (5,479,061)
                                                  =================   =================
NET INCREASE (DECREASE) IN NET ASSETS ..........         (2,100,742)         (1,723,608)
                                                  =================   =================
ENDING NET ASSETS ..............................  $      23,888,622   $      25,989,364
                                                  -----------------   -----------------
SHARES ISSUED AND REDEEMED:
  SHARES SOLD ..................................            259,733             339,924
  SHARES ISSUED IN REINVESTMENT OF
    DISTRIBUTIONS ..............................              8,245                   0
  SHARES REDEEMED ..............................          (728,641)            (880,386)
                                                  -----------------   -----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING
  RESULTING FROM CAPITAL SHARE TRANSACTIONS ....           (460,663)           (540,462)
                                                  -----------------   -----------------
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT
  INCOME (LOSS) ................................  $        (145,049)  $          96,372
                                                  =================   =================

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS   WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS
--------------------------------------------------------------------------------

                                                             OPPORTUNITY FUND                     SMALL CAP GROWTH FUND
                                                  -------------------------------------   -------------------------------------
                                                            FOR THE             FOR THE             FOR THE             FOR THE
                                                         YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED
                                                  DECEMBER 31, 2005   DECEMBER 31, 2004   DECEMBER 31, 2005   DECEMBER 31, 2004
---------------------------------------------------------------------------------------   -------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  BEGINNING NET ASSETS .........................  $   1,118,121,068   $   1,097,612,483   $     180,229,571   $     138,151,323

OPERATIONS:
  NET INVESTMENT INCOME (LOSS) .................           (640,221)         (2,524,219)         (1,640,732)         (1,443,430)
  NET REALIZED GAIN (LOSS) ON INVESTMENTS ......        133,740,228         149,522,359          19,948,736          14,439,078
  NET CHANGE IN UNREALIZED APPRECIATION
    (DEPRECIATION) OF INVESTMENTS ..............        (58,164,307)         33,667,988          (8,933,160)          7,792,215
                                                  -----------------   -----------------   -----------------   -----------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS ....................         74,935,700         180,666,128           9,374,844          20,787,863
                                                  -----------------   -----------------   -----------------   -----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  NET INVESTMENT INCOME ........................                  0                   0                   0                   0
  NET REALIZED GAIN ON SALES OF
  INVESTMENTS ..................................                  0                   0                   0                   0
                                                  -----------------   -----------------   -----------------   -----------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS ............                  0                   0                   0                   0
                                                  -----------------   -----------------   -----------------   -----------------
CAPITAL SHARES TRANSACTIONS:
  PROCEEDS FROM SHARES SOLD ....................         46,087,654          82,236,807           9,800,839          34,146,551
  REINVESTMENT OF DISTRIBUTIONS ................                  0                   0                   0                   0
  COST OF SHARES REDEEMED ......................       (234,381,076)       (242,394,350)        (32,372,233)        (12,856,166)
                                                  -----------------   -----------------   -----------------   -----------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM CAPITAL SHARE
    TRANSACTIONS ...............................       (188,293,422)       (160,157,543)        (22,571,394)         21,290,385
                                                  =================   =================   =================   =================
NET INCREASE (DECREASE) IN NET ASSETS ..........       (113,357,722)         20,508,585         (13,196,550)         42,078,248
                                                  =================   =================   =================   =================
ENDING NET ASSETS ..............................  $   1,004,763,346   $   1,118,121,068   $     167,033,021   $     180,229,571
                                                  -----------------   -----------------   -----------------   -----------------
SHARES ISSUED AND REDEEMED:
  SHARES SOLD ..................................          2,025,540           4,054,638           1,282,013           4,758,243
  SHARES ISSUED IN REINVESTMENT OF
    DISTRIBUTIONS ..............................                  0                   0                   0                   0
  SHARES REDEEMED ..............................        (10,370,808)        (12,056,023)         (4,220,207)         (1,824,123)
                                                  -----------------   -----------------   -----------------   -----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING
  RESULTING FROM CAPITAL SHARE TRANSACTIONS ....         (8,345,268)         (8,001,385)         (2,938,194)          2,934,120
                                                  -----------------   -----------------   -----------------   -----------------
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT
  INCOME (LOSS) ................................  $         149,220   $               0   $               0   $               0
                                                  =================   =================   =================   =================

                                                          TOTAL RETURN BOND FUND
                                                  -------------------------------------
                                                            FOR THE             FOR THE
                                                         YEAR ENDED          YEAR ENDED
                                                  DECEMBER 31, 2005   DECEMBER 31, 2004
---------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  BEGINNING NET ASSETS .........................  $      76,682,692   $      70,987,859

OPERATIONS:
  NET INVESTMENT INCOME (LOSS) .................          2,903,887           2,452,171
  NET REALIZED GAIN (LOSS) ON INVESTMENTS ......           (724,565)            224,000
  NET CHANGE IN UNREALIZED APPRECIATION
    (DEPRECIATION) OF INVESTMENTS ..............           (681,452)            421,054
                                                  -----------------   -----------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS ....................          1,497,870           3,097,225
                                                  -----------------   -----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  NET INVESTMENT INCOME ........................         (2,987,277)         (2,440,669)
  NET REALIZED GAIN ON SALES OF
  INVESTMENTS ..................................           (342,527)         (4,614,905)
                                                  -----------------   -----------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS ............         (3,329,804)         (7,055,574)
                                                  -----------------   -----------------
CAPITAL SHARES TRANSACTIONS:
  PROCEEDS FROM SHARES SOLD ....................         30,845,348          40,374,910
  REINVESTMENT OF DISTRIBUTIONS ................          3,326,107           7,048,230
  COST OF SHARES REDEEMED ......................        (23,577,693)        (37,769,958)
                                                  -----------------   -----------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM CAPITAL SHARE
    TRANSACTIONS ...............................         10,593,762           9,653,182
                                                  =================   =================
NET INCREASE (DECREASE) IN NET ASSETS ..........          8,761,828           5,694,833
                                                  =================   =================
ENDING NET ASSETS ..............................  $      85,444,520   $      76,682,692
                                                  -----------------   -----------------
SHARES ISSUED AND REDEEMED:
  SHARES SOLD ..................................          3,090,488           3,874,408
  SHARES ISSUED IN REINVESTMENT OF
    DISTRIBUTIONS ..............................            333,520             699,022
  SHARES REDEEMED ..............................         (2,363,403)         (3,625,319)
                                                  -----------------   -----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING
  RESULTING FROM CAPITAL SHARE TRANSACTIONS ....          1,060,605             948,111
                                                  -----------------   -----------------
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT
  INCOME (LOSS) ................................  $           4,629   $          11,502
                                                  =================   =================

WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                  NET REALIZED
                                                       BEGINNING          NET              AND   DISTRIBUTIONS   DISTRIBUTIONS
                                                       NET ASSET   INVESTMENT       UNREALIZED        FROM NET        FROM NET
                                                       VALUE PER       INCOME   GAIN (LOSS) ON      INVESTMENT        REALIZED
                                                           SHARE       (LOSS)      INVESTMENTS          INCOME           GAINS
------------------------------------------------------------------------------------------------------------------------------

ASSET ALLOCATION FUND
------------------------------------------------------------------------------------------------------------------------------
JANUARY 1, 2005 TO DECEMBER 31, 2005 ...............   $   12.97         0.27             0.37           (0.27)          (0.29)
JANUARY 1, 2004 TO DECEMBER 31, 2004 ...............   $   12.51         0.26             0.86           (0.26)          (0.40)
JANUARY 1, 2003 TO DECEMBER 31, 2003 ...............   $   10.41         0.18             2.10           (0.18)           0.00
JANUARY 1, 2002 TO DECEMBER 31, 2002 ...............   $   12.32         0.21            (1.78)          (0.23)          (0.11)
JANUARY 1, 2001 TO DECEMBER 31, 2001 ...............   $   13.82         0.20            (1.17)          (0.20)          (0.33)

C&B LARGE CAP VALUE FUND
------------------------------------------------------------------------------------------------------------------------------
JANUARY 1, 2005 TO DECEMBER 31, 2005 ...............   $    9.13         0.07             0.21           (0.07)           0.00
JANUARY 1, 2004 TO DECEMBER 31, 2004 ...............   $    8.34         0.14             0.79           (0.14)           0.00
JANUARY 1, 2003 TO DECEMBER 31, 2003 ...............   $    6.75         0.12             1.59           (0.12)           0.00
JANUARY 1, 2002 TO DECEMBER 31, 2002 ...............   $    9.02         0.10            (2.27)          (0.10)           0.00
JANUARY 1, 2001 TO DECEMBER 31, 2001 ...............   $    9.70         0.06            (0.68)          (0.06)           0.00

DISCOVERY FUND
------------------------------------------------------------------------------------------------------------------------------
JANUARY 1, 2005 TO DECEMBER 31, 2005 ...............   $   14.65        (0.09)            1.09            0.00           (1.31)
JANUARY 1, 2004 TO DECEMBER 31, 2004 ...............   $   12.66        (0.13)            2.12            0.00            0.00
JANUARY 1, 2003 TO DECEMBER 31, 2003 ...............   $    9.08        (0.04)            3.62            0.00            0.00
JANUARY 1, 2002 TO DECEMBER 31, 2002 ...............   $   10.32        (0.01)           (1.23)           0.00            0.00
JANUARY 1, 2001 TO DECEMBER 31, 2001 ...............   $   11.88        (0.02)            0.63           (0.08)          (2.09)

EQUITY INCOME FUND
------------------------------------------------------------------------------------------------------------------------------
JANUARY 1, 2005 TO DECEMBER 31, 2005 ...............   $   16.33         0.24             0.63           (0.24)           0.00
JANUARY 1, 2004 TO DECEMBER 31, 2004 ...............   $   14.93         0.24             1.40           (0.24)           0.00
JANUARY 1, 2003 TO DECEMBER 31, 2003 ...............   $   12.32         0.21             2.95           (0.21)          (0.34)
JANUARY 1, 2002 TO DECEMBER 31, 2002 ...............   $   15.52         0.21            (3.19)          (0.22)           0.00
JANUARY 1, 2001 TO DECEMBER 31, 2001 ...............   $   17.01         0.16            (1.09)          (0.15)          (0.41)

INTERNATIONAL CORE FUND
------------------------------------------------------------------------------------------------------------------------------
JANUARY 1, 2005 TO DECEMBER 31, 2005 ...............   $    8.27         0.13             0.64           (0.16)          (0.22)
JANUARY 1, 2004 TO DECEMBER 31, 2004 ...............   $    7.56         0.06             0.67           (0.02)           0.00
JANUARY 1, 2003 TO DECEMBER 31, 2003 ...............   $    5.77         0.02             1.79           (0.02)           0.00
JANUARY 1, 2002 TO DECEMBER 31, 2002 ...............   $    7.50         0.02            (1.74)          (0.01)           0.00
JANUARY 1, 2001 TO DECEMBER 31, 2001 ...............   $    8.94         0.02            (1.46)           0.00            0.00

LARGE COMPANY CORE FUND
------------------------------------------------------------------------------------------------------------------------------
JANUARY 1, 2005 TO DECEMBER 31, 2005 ...............   $   13.97         0.08            (0.39)          (0.08)           0.00
JANUARY 1, 2004 TO DECEMBER 31, 2004 ...............   $   12.89         0.00             1.08            0.00            0.00
JANUARY 1, 2003 TO DECEMBER 31, 2003 ...............   $   10.43        (0.05)            2.51            0.00            0.00
JANUARY 1, 2002 TO DECEMBER 31, 2002 ...............   $   14.08        (0.02)           (3.62)          (0.01)           0.00
JANUARY 1, 2001 TO DECEMBER 31, 2001 ...............   $   19.06         0.01            (3.65)           0.00           (1.34)

LARGE COMPANY GROWTH FUND
------------------------------------------------------------------------------------------------------------------------------
JANUARY 1, 2005 TO DECEMBER 31, 2005 ...............   $    8.88        (0.02)            0.53           (0.02)            0.00
JANUARY 1, 2004 TO DECEMBER 31, 2004 ...............   $    8.60         0.02             0.26            0.00             0.00
JANUARY 1, 2003 TO DECEMBER 31, 2003 ...............   $    6.81        (0.03)            1.82            0.00             0.00
JANUARY 1, 2002 TO DECEMBER 31, 2002 ...............   $    9.46        (0.05)           (2.60)           0.00             0.00
JANUARY 1, 2001 TO DECEMBER 31, 2001 ...............   $   11.96        (0.04)           (2.46)           0.00             0.00

MONEY MARKET FUND
------------------------------------------------------------------------------------------------------------------------------
JANUARY 1, 2005 TO DECEMBER 31, 2005 ...............   $    1.00          0.03            0.00           (0.03)           0.00
JANUARY 1, 2004 TO DECEMBER 31, 2004 ...............   $    1.00          0.01            0.00           (0.01)           0.00
JANUARY 1, 2003 TO DECEMBER 31, 2003 ...............   $    1.00          0.01            0.00           (0.01)           0.00
JANUARY 1, 2002 TO DECEMBER 31, 2002 ...............   $    1.00          0.01            0.00           (0.01)           0.00
JANUARY 1, 2001 TO DECEMBER 31, 2001 ...............   $    1.00          0.04            0.00           (0.04)           0.00

MULTI CAP VALUE FUND
------------------------------------------------------------------------------------------------------------------------------
JANUARY 1, 2005 TO DECEMBER 31, 2005 ...............   $   11.77        (0.06)            2.00           (0.05)           0.00
JANUARY 1, 2004 TO DECEMBER 31, 2004 ...............   $   10.08        (0.03)            1.72            0.00            0.00
JANUARY 1, 2003 TO DECEMBER 31, 2003 ...............   $    7.29         0.00             2.80           (0.01)           0.00
JANUARY 1, 2002 TO DECEMBER 31, 2002 ...............   $   10.19         0.01            (2.36)          (0.04)          (0.51)
JANUARY 1, 2001 TO DECEMBER 31, 2001 ...............   $    9.79         0.04             0.36            0.00            0.00

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

                                      WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS
--------------------------------------------------------------------------------

                                                                       ENDING     RATIO TO AVERAGE NET ASSETS (ANNUALIZED)(1)
                                                                    NET ASSET   ------------------------------------------------
                                                           RETURN   VALUE PER   NET INVESTMENT      GROSS   EXPENSES        NET
                                                       OF CAPITAL       SHARE    INCOME (LOSS)   EXPENSES     WAIVED   EXPENSES
--------------------------------------------------------------------------------------------------------------------------------
ASSET ALLOCATION FUND
--------------------------------------------------------------------------------------------------------------------------------
JANUARY 1, 2005 TO DECEMBER 31, 2005 ...............         0.00   $      13.05          2.06%      1.04%     (0.04)%     1.00%
JANUARY 1, 2004 TO DECEMBER 31, 2004 ...............         0.00   $      12.97          2.08%      1.02%     (0.02)%     1.00%
JANUARY 1, 2003 TO DECEMBER 31, 2003 ...............         0.00   $      12.51          1.64%      1.02%     (0.02)%     1.00%
JANUARY 1, 2002 TO DECEMBER 31, 2002 ...............         0.00   $      10.41          1.90%      1.02%     (0.02)%     1.00%
JANUARY 1, 2001 TO DECEMBER 31, 2001 ...............         0.00   $      12.32          1.64%      1.04%     (0.04)%     1.00%

C&B LARGE CAP VALUE FUND
--------------------------------------------------------------------------------------------------------------------------------
JANUARY 1, 2005 TO DECEMBER 31, 2005 ...............         0.00   $       9.34          0.76%      1.17%     (0.17)%     1.00%
JANUARY 1, 2004 TO DECEMBER 31, 2004 ...............         0.00   $       9.13          1.58%      1.19%     (0.19)%     1.00%
JANUARY 1, 2003 TO DECEMBER 31, 2003 ...............         0.00   $       8.34          1.62%      1.20%     (0.20)%     1.00%
JANUARY 1, 2002 TO DECEMBER 31, 2002 ...............         0.00   $       6.75          1.19%      1.27%     (0.27)%     1.00%
JANUARY 1, 2001 TO DECEMBER 31, 2001 ...............         0.00   $       9.02          0.55%      1.16%     (0.16)%     1.00%

DISCOVERY FUND
--------------------------------------------------------------------------------------------------------------------------------
JANUARY 1, 2005 TO DECEMBER 31, 2005 ...............         0.00   $      14.34         (0.76)%     1.26%     (0.08)%     1.18%
JANUARY 1, 2004 TO DECEMBER 31, 2004 ...............         0.00   $      14.65         (0.92)%     1.23%     (0.04)%     1.19%
JANUARY 1, 2003 TO DECEMBER 31, 2003 ...............         0.00   $      12.66         (0.36)%     1.24%     (0.11)%     1.13%
JANUARY 1, 2002 TO DECEMBER 31, 2002 ...............         0.00   $       9.08         (0.12)%     1.25%     (0.06)%     1.19%
JANUARY 1, 2001 TO DECEMBER 31, 2001 ...............         0.00   $      10.32         (0.20)%     1.24%     (0.02)%     1.22%

EQUITY INCOME FUND
--------------------------------------------------------------------------------------------------------------------------------
JANUARY 1, 2005 TO DECEMBER 31, 2005 ...............         0.00   $      16.96          1.43%      1.05%     (0.05)%     1.00%
JANUARY 1, 2004 TO DECEMBER 31, 2004 ...............         0.00   $      16.33          1.59%      1.03%     (0.03)%     1.00%
JANUARY 1, 2003 TO DECEMBER 31, 2003 ...............         0.00   $      14.93          1.59%      1.06%     (0.06)%     1.00%
JANUARY 1, 2002 TO DECEMBER 31, 2002 ...............         0.00   $      12.32          1.46%      1.09%     (0.09)%     1.00%
JANUARY 1, 2001 TO DECEMBER 31, 2001 ...............         0.00   $      15.52          1.05%      1.23%     (0.23)%     1.00%

INTERNATIONAL CORE FUND
--------------------------------------------------------------------------------------------------------------------------------
JANUARY 1, 2005 TO DECEMBER 31, 2005 ...............         0.00   $       8.66          1.61%      1.41%     (0.41)%     1.00%
JANUARY 1, 2004 TO DECEMBER 31, 2004 ...............         0.00   $       8.27          0.87%      1.42%     (0.42)%     1.00%
JANUARY 1, 2003 TO DECEMBER 31, 2003 ...............         0.00   $       7.56          0.69%      1.59%     (0.59)%     1.00%
JANUARY 1, 2002 TO DECEMBER 31, 2002 ...............         0.00   $       5.77          0.71%      3.26%     (2.26)%     1.00%
JANUARY 1, 2001 TO DECEMBER 31, 2001 ...............         0.00   $       7.50          0.48%      7.21%     (6.21)%     1.00%

LARGE COMPANY CORE FUND
--------------------------------------------------------------------------------------------------------------------------------
JANUARY 1, 2005 TO DECEMBER 31, 2005 ...............         0.00   $      13.58          0.49%      1.13%     (0.13)%     1.00%
JANUARY 1, 2004 TO DECEMBER 31, 2004 ...............         0.00   $      13.97         (0.03)%     1.13%     (0.13)%     1.00%
JANUARY 1, 2003 TO DECEMBER 31, 2003 ...............         0.00   $      12.89         (0.44)%     1.13%     (0.13)%     1.00%
JANUARY 1, 2002 TO DECEMBER 31, 2002 ...............         0.00   $      10.43         (0.14)%     1.14%     (0.14)%     1.00%
JANUARY 1, 2001 TO DECEMBER 31, 2001 ...............         0.00   $      14.08          0.08%      1.27%     (0.27)%     1.00%

LARGE COMPANY GROWTH FUND
--------------------------------------------------------------------------------------------------------------------------------
JANUARY 1, 2005 TO DECEMBER 31, 2005 ...............         0.00   $       9.37         (0.21)%     1.05%     (0.05)%     1.00%
JANUARY 1, 2004 TO DECEMBER 31, 2004 ...............         0.00   $       8.88          0.18%      1.05%     (0.05)%     1.00%
JANUARY 1, 2003 TO DECEMBER 31, 2003 ...............         0.00   $       8.60         (0.46)%     1.06%     (0.06)%     1.00%
JANUARY 1, 2002 TO DECEMBER 31, 2002 ...............         0.00   $       6.81         (0.56)%     1.08%     (0.08)%     1.00%
JANUARY 1, 2001 TO DECEMBER 31, 2001 ...............         0.00   $       9.46         (0.47)%     1.01%     (0.03)%     0.98%

MONEY MARKET FUND
--------------------------------------------------------------------------------------------------------------------------------
JANUARY 1, 2005 TO DECEMBER 31, 2005 ...............         0.00   $       1.00          2.53%      0.82%     (0.07)%     0.75%
JANUARY 1, 2004 TO DECEMBER 31, 2004 ...............         0.00   $       1.00          0.68%      0.87%     (0.12)%     0.75%
JANUARY 1, 2003 TO DECEMBER 31, 2003 ...............         0.00   $       1.00          0.51%      0.89%     (0.14)%     0.75%
JANUARY 1, 2002 TO DECEMBER 31, 2002 ...............         0.00   $       1.00          1.24%      0.73%     (0.01)%     0.72%
JANUARY 1, 2001 TO DECEMBER 31, 2001 ...............         0.00   $       1.00          3.46%      0.73%     (0.00)%     0.73%

MULTI CAP VALUE FUND
--------------------------------------------------------------------------------------------------------------------------------
JANUARY 1, 2005 TO DECEMBER 31, 2005 ...............         0.00   $      13.66         (0.49)%     1.48%     (0.33)%     1.15%
JANUARY 1, 2004 TO DECEMBER 31, 2004 ...............         0.00   $      11.77         (0.29)%     1.49%     (0.37)%     1.12%
JANUARY 1, 2003 TO DECEMBER 31, 2003 ...............         0.00   $      10.08         (0.07)%     1.61%     (0.48)%     1.13%
JANUARY 1, 2002 TO DECEMBER 31, 2002 ...............         0.00   $       7.29          0.08%      1.42%     (0.24)%     1.18%
JANUARY 1, 2001 TO DECEMBER 31, 2001 ...............         0.00   $      10.19          0.45%      1.34%     (0.14)%     1.20%

                                                                   PORTFOLIO     NET ASSETS AT
                                                           TOTAL    TURNOVER     END OF PERIOD
                                                       RETURN(2)        RATE   (000's OMITTED)
-----------------------------------------------------------------------------------------------
ASSET ALLOCATION FUND
-----------------------------------------------------------------------------------------------
JANUARY 1, 2005 TO DECEMBER 31, 2005 ...............        4.99%          2%  $       309,673
JANUARY 1, 2004 TO DECEMBER 31, 2004 ...............        9.34%          5%  $       326,374
JANUARY 1, 2003 TO DECEMBER 31, 2003 ...............       22.09%          7%  $       290,723
JANUARY 1, 2002 TO DECEMBER 31, 2002 ...............     (12.85)%         16%  $       212,574
JANUARY 1, 2001 TO DECEMBER 31, 2001 ...............      (6.96)%         25%  $       255,938

C&B LARGE CAP VALUE FUND
-----------------------------------------------------------------------------------------------
JANUARY 1, 2005 TO DECEMBER 31, 2005 ...............        3.11%        106%  $        28,664
JANUARY 1, 2004 TO DECEMBER 31, 2004 ...............       11.22%         16%  $        30,287
JANUARY 1, 2003 TO DECEMBER 31, 2003 ...............       25.57%         20%  $        29,482
JANUARY 1, 2002 TO DECEMBER 31, 2002 ...............     (24.09)%         98%  $        25,124
JANUARY 1, 2001 TO DECEMBER 31, 2001 ...............      (6.39)%        107%  $        38,721

DISCOVERY FUND
-----------------------------------------------------------------------------------------------
JANUARY 1, 2005 TO DECEMBER 31, 2005 ...............        8.27%        144%  $       250,275
JANUARY 1, 2004 TO DECEMBER 31, 2004 ...............       15.72%        168%  $        93,048
JANUARY 1, 2003 TO DECEMBER 31, 2003 ...............       39.43%        293%  $        94,115
JANUARY 1, 2002 TO DECEMBER 31, 2002 ...............     (12.02)%        417%  $        84,761
JANUARY 1, 2001 TO DECEMBER 31, 2001 ...............        4.08%        503%  $       121,495

EQUITY INCOME FUND
-----------------------------------------------------------------------------------------------
JANUARY 1, 2005 TO DECEMBER 31, 2005 ...............        5.38%         23%  $       114,375
JANUARY 1, 2004 TO DECEMBER 31, 2004 ...............       11.08%         13%  $       120,138
JANUARY 1, 2003 TO DECEMBER 31, 2003 ...............       26.21%         15%  $       103,157
JANUARY 1, 2002 TO DECEMBER 31, 2002 ...............     (19.26)%         16%  $        78,400
JANUARY 1, 2001 TO DECEMBER 31, 2001 ...............      (5.41)%          5%  $       106,199

INTERNATIONAL CORE FUND
-----------------------------------------------------------------------------------------------
JANUARY 1, 2005 TO DECEMBER 31, 2005 ...............        9.67%         53%  $        39,602
JANUARY 1, 2004 TO DECEMBER 31, 2004 ...............        9.63%        115%  $        35,071
JANUARY 1, 2003 TO DECEMBER 31, 2003 ...............       31.46%         90%  $        22,033
JANUARY 1, 2002 TO DECEMBER 31, 2002 ...............     (22.92)%         54%  $         9,316
JANUARY 1, 2001 TO DECEMBER 31, 2001 ...............     (16.09)%         41%  $         4,946

LARGE COMPANY CORE FUND
-----------------------------------------------------------------------------------------------
JANUARY 1, 2005 TO DECEMBER 31, 2005 ...............      (2.24)%        112%  $        28,460
JANUARY 1, 2004 TO DECEMBER 31, 2004 ...............        8.38%         45%  $        38,055
JANUARY 1, 2003 TO DECEMBER 31, 2003 ...............       23.59%         58%  $        43,384
JANUARY 1, 2002 TO DECEMBER 31, 2002 ...............     (25.84)%        120%  $        42,644
JANUARY 1, 2001 TO DECEMBER 31, 2001 ...............     (19.21)%         50%  $        73,631

LARGE COMPANY GROWTH FUND
-----------------------------------------------------------------------------------------------
JANUARY 1, 2005 TO DECEMBER 31, 2005 ...............        5.70%         11%  $       116,003
JANUARY 1, 2004 TO DECEMBER 31, 2004 ...............        3.26%         15%  $       107,229
JANUARY 1, 2003 TO DECEMBER 31, 2003 ...............       26.28%         10%  $        96,802
JANUARY 1, 2002 TO DECEMBER 31, 2002 ...............     (28.01)%         18%  $        69,108
JANUARY 1, 2001 TO DECEMBER 31, 2001 ...............     (20.88)%         14%  $       104,888

MONEY MARKET FUND
-----------------------------------------------------------------------------------------------
JANUARY 1, 2005 TO DECEMBER 31, 2005 ...............        2.55%         N/A  $        55,504
JANUARY 1, 2004 TO DECEMBER 31, 2004 ...............        0.70%         N/A  $        58,738
JANUARY 1, 2003 TO DECEMBER 31, 2003 ...............        0.50%         N/A  $        81,583
JANUARY 1, 2002 TO DECEMBER 31, 2002 ...............        1.25%         N/A  $        96,274
JANUARY 1, 2001 TO DECEMBER 31, 2001 ...............        3.73%         N/A  $       105,360

MULTI CAP VALUE FUND
-----------------------------------------------------------------------------------------------
JANUARY 1, 2005 TO DECEMBER 31, 2005 ...............       16.50%        112%  $        23,889
JANUARY 1, 2004 TO DECEMBER 31, 2004 ...............       16.77%         72%  $        25,989
JANUARY 1, 2003 TO DECEMBER 31, 2003 ...............       38.39%         71%  $        27,713
JANUARY 1, 2002 TO DECEMBER 31, 2002 ...............     (23.16)%         70%  $        24,045
JANUARY 1, 2001 TO DECEMBER 31, 2001 ...............        4.12%         61%  $        33,334

WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS                  FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                     NET REALIZED
                                          BEGINNING          NET              AND   DISTRIBUTIONS   DISTRIBUTIONS
                                          NET ASSET   INVESTMENT       UNREALIZED        FROM NET        FROM NET
                                          VALUE PER       INCOME   GAIN (LOSS) ON      INVESTMENT        REALIZED
                                              SHARE       (LOSS)      INVESTMENTS          INCOME           GAINS
------------------------------------------------------------------------------------------------------------------
OPPORTUNITY FUND
------------------------------------------------------------------------------------------------------------------
JANUARY 1, 2005 TO DECEMBER 31, 2005 ..      $22.45        (0.02)            1.79            0.00            0.00
JANUARY 1, 2004 TO DECEMBER 31, 2004 ..      $18.99        (0.05)            3.51            0.00            0.00
JANUARY 1, 2003 TO DECEMBER 31, 2003 ..      $13.87        (0.02)            5.15           (0.01)           0.00
JANUARY 1, 2002 TO DECEMBER 31, 2002 ..      $19.45         0.01            (5.21)          (0.07)          (0.31)
JANUARY 1, 2001 TO DECEMBER 31, 2001 ..      $23.94         0.04            (0.94)          (0.07)          (3.52)

SMALL CAP GROWTH FUND
------------------------------------------------------------------------------------------------------------------
JANUARY 1, 2005 TO DECEMBER 31, 2005 ..      $ 7.85        (0.08)            0.57            0.00            0.00
JANUARY 1, 2004 TO DECEMBER 31, 2004 ..      $ 6.90        (0.06)            1.01            0.00            0.00
JANUARY 1, 2003 TO DECEMBER 31, 2003 ..      $ 4.85        (0.04)            2.09            0.00            0.00
JANUARY 1, 2002 TO DECEMBER 31, 2002 ..      $ 7.85        (0.04)           (2.96)           0.00            0.00
JANUARY 1, 2001 TO DECEMBER 31, 2001 ..      $10.38        (0.04)           (2.49)           0.00            0.00

TOTAL RETURN BOND FUND
------------------------------------------------------------------------------------------------------------------
JANUARY 1, 2005 TO DECEMBER 31, 2005 ..      $10.08         0.36            (0.17)          (0.37)          (0.04)
JANUARY 1, 2004 TO DECEMBER 31, 2004 ..      $10.66         0.34             0.10           (0.34)          (0.68)
JANUARY 1, 2003 TO DECEMBER 31, 2003 ..      $10.38         0.45             0.41           (0.45)          (0.13)
JANUARY 1, 2002 TO DECEMBER 31, 2002 ..      $10.24         0.61             0.16           (0.61)          (0.02)
JANUARY 1, 2001 TO DECEMBER 31, 2001 ..      $10.14         0.64             0.10           (0.64)           0.00

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS                  WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS
--------------------------------------------------------------------------------

                                                          ENDING      RATIO TO AVERAGE NET ASSETS (ANNUALIZED)(1)
                                                       NET ASSET   ------------------------------------------------
                                              RETURN   VALUE PER   NET INVESTMENT      GROSS   EXPENSES        NET
                                          OF CAPITAL       SHARE    INCOME (LOSS)   EXPENSES     WAIVED   EXPENSES
-------------------------------------------------------------------------------------------------------------------
OPPORTUNITY FUND
-------------------------------------------------------------------------------------------------------------------
JANUARY 1, 2005 TO DECEMBER 31, 2005 ..         0.00      $24.22            (0.06)%     1.32%     (0.21)%     1.11%
JANUARY 1, 2004 TO DECEMBER 31, 2004 ..         0.00      $22.45            (0.22)%     1.41%     (0.35)%     1.06%
JANUARY 1, 2003 TO DECEMBER 31, 2003 ..         0.00      $18.99            (0.13)%     1.40%     (0.31)%     1.09%
JANUARY 1, 2002 TO DECEMBER 31, 2002 ..         0.00      $13.87             0.11%      1.38%     (0.29)%     1.09%
JANUARY 1, 2001 TO DECEMBER 31, 2001 ..         0.00      $19.45             0.36%      1.35%     (0.25)%     1.10%

SMALL CAP GROWTH FUND
-------------------------------------------------------------------------------------------------------------------
JANUARY 1, 2005 TO DECEMBER 31, 2005 ..         0.00      $ 8.34            (0.99)%     1.24%     (0.04)%     1.20%
JANUARY 1, 2004 TO DECEMBER 31, 2004 ..         0.00      $ 7.85            (0.91)%     1.24%     (0.04)%     1.20%
JANUARY 1, 2003 TO DECEMBER 31, 2003 ..         0.00      $ 6.90            (0.91)%     1.25%     (0.05)%     1.20%
JANUARY 1, 2002 TO DECEMBER 31, 2002 ..         0.00      $ 4.85            (0.92)%     1.32%     (0.12)%     1.20%
JANUARY 1, 2001 TO DECEMBER 31, 2001 ..         0.00      $ 7.85            (0.85)%     1.32%     (0.14)%     1.18%

TOTAL RETURN BOND FUND
-------------------------------------------------------------------------------------------------------------------
JANUARY 1, 2005 TO DECEMBER 31, 2005 ..         0.00       $9.86             3.58%      0.96%     (0.06)%     0.90%
JANUARY 1, 2004 TO DECEMBER 31, 2004 ..         0.00      $10.08             3.34%      0.96%     (0.06)%     0.90%
JANUARY 1, 2003 TO DECEMBER 31, 2003 ..         0.00      $10.66             4.17%      0.97%     (0.07)%     0.90%
JANUARY 1, 2002 TO DECEMBER 31, 2002 ..         0.00      $10.38             5.97%      1.02%     (0.12)%     0.90%
JANUARY 1, 2001 TO DECEMBER 31, 2001 ..         0.00      $10.24             6.20%      1.14%     (0.24)%     0.90%

                                                      PORTFOLIO    NET ASSETS AT
                                          TOTAL        TURNOVER    END OF PERIOD
                                          RETURN(2)        RATE  (000'S OMITTED)
--------------------------------------------------------------------------------
OPPORTUNITY FUND
--------------------------------------------------------------------------------
JANUARY 1, 2005 TO DECEMBER 31, 2005 ..        7.88%         41%      $1,004,763
JANUARY 1, 2004 TO DECEMBER 31, 2004 ..       18.22%         40%      $1,019,885
JANUARY 1, 2003 TO DECEMBER 31, 2003 ..       37.01%         56%      $1,021,895
JANUARY 1, 2002 TO DECEMBER 31, 2002 ..      (26.82)%        69%      $  861,525
JANUARY 1, 2001 TO DECEMBER 31, 2001 ..       (3.70)%        93%      $1,283,453

SMALL CAP GROWTH FUND
--------------------------------------------------------------------------------
JANUARY 1, 2005 TO DECEMBER 31, 2005 ..        6.24%        128%      $  167,033
JANUARY 1, 2004 TO DECEMBER 31, 2004 ..       13.77%        175%      $  180,230
JANUARY 1, 2003 TO DECEMBER 31, 2003 ..       42.27%        191%      $  138,151
JANUARY 1, 2002 TO DECEMBER 31, 2002 ..      (38.22)%       243%      $   68,349
JANUARY 1, 2001 TO DECEMBER 31, 2001 ..      (24.37)%       218%      $   57,216

TOTAL RETURN BOND FUND
--------------------------------------------------------------------------------
JANUARY 1, 2005 TO DECEMBER 31, 2005 ..        1.90%        714%(3)   $   85,445
JANUARY 1, 2004 TO DECEMBER 31, 2004 ..        4.39%        773%      $   76,683
JANUARY 1, 2003 TO DECEMBER 31, 2003 ..        8.40%        619%      $   70,988
JANUARY 1, 2002 TO DECEMBER 31, 2002 ..        7.75%         82%      $   68,499
JANUARY 1, 2001 TO DECEMBER 31, 2001 ..        7.41%         69%      $   72,920

WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS         NOTES TO FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

      NOTES TO FINANCIAL HIGHLIGHTS

      (1) During each period, various fees and expenses were waived and reimbursed as indicated. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements (Note 3).

      (2) Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.

      (3)   Portfolio turnover ratio excluding TBAs is 414%.

NOTES TO FINANCIAL STATEMENTS         WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS
--------------------------------------------------------------------------------

1.    ORGANIZATION
--------------------------------------------------------------------------------

      Wells Fargo Variable Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. As of December 31, 2005, the Trust consists of 12 separate funds (each, a "Fund", collectively, the "Funds"). These financial statements present the Asset Allocation Fund, C&B Large Cap Value Fund (formerly named the Equity Value Fund), Discovery Fund, Equity Income Fund, International Core Fund (formerly named the International Equity Fund), Large Company Core Fund (formerly named the Growth Fund), Large Company Growth Fund, Money Market Fund, Multi Cap Value Fund, Opportunity Fund, Small Cap Growth Fund, and Total Return Bond Fund. The Funds are available exclusively as pooled funding vehicles for certain participating life insurance companies offering variable annuity contracts and variable life insurance policies.

      In August and September 2004, the Board of Trustees of the Trust and the Boards of Directors of the Strong Funds ("Strong Funds") approved an Agreement and Plan of Reorganization providing for the reorganization of certain Strong Funds into certain Funds of the Trust.

      Effective at the close of business on April 8, 2005, the following Acquiring Funds ("Acquiring Funds") acquired substantially all of the net assets of the following Target Funds ("Target Funds") through a tax-free exchange under section 368 of the Internal Revenue Code. The following is a summary of shares outstanding and net assets immediately before and after the reorganization:

                                                  Before Reorganization         After Reorganization
                                            ---------------------------------   --------------------
                                              Target Fund      Target Fund*       Acquiring Fund
                                                                                    Wells Fargo
                                            Strong Mid Cap   Strong Discovery        Advantage
Fund                                        Growth Fund II        Fund II         Discovery Fund
----------------------------------------------------------------------------------------------------
Shares:
----------------------------------------------------------------------------------------------------
   Investor Class                               10,722,956          6,693,290          20,101,904
----------------------------------------------------------------------------------------------------
Net Assets:
----------------------------------------------------------------------------------------------------
   Investor Class                           $  165,962,549   $     82,844,918      $  248,807,467
----------------------------------------------------------------------------------------------------
   Unrealized appreciation (depreciation)   $    3,934,203   $     10,571,216      $   14,505,419
----------------------------------------------------------------------------------------------------
   Accumulated net realized losses          ($ 256,263,207)  ($       112,951)     ($ 256,376,158)
----------------------------------------------------------------------------------------------------

      *     Designates the accounting survivor.

      Effective at the close of business on April 8, 2005, the following Acquiring Funds ("Acquiring Funds") acquired all of the net assets of the following Target Funds ("Target Funds") through a tax-free exchange under section 368 of the Internal Revenue Code.

             Acquiring Funds                                         Target Funds
--------------------------------------------------------------------------------------------------------
Wells Fargo Advantage Multi-Cap Value Fund   Strong Multi-Cap Value Fund II Investor Class
--------------------------------------------------------------------------------------------------------
Wells Fargo Advantage Opportunity Fund       Strong Opportunity Fund II Advisor Class and Investor Class

2.    SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

      The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Trust, are in conformity with accounting principles generally accepted in the United States of America ("GAAP") for investment companies.

      The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

      In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust's maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

SECURITY VALUATION

      Investments in securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange are valued at the last reported sales price. Securities listed on The NASDAQ Stock Market, Inc. are valued at the NASDAQ Official Closing Price ("NOCP"), and if no NOCP is available, then at the last reported sales price. In the absence of any sale of such securities, and in the case of other securities, including U.S. Government obligations, but excluding debt securities maturing in 60 days or less, the valuations are based on the latest quoted bid prices.

WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      Certain fixed income securities with maturities exceeding 60 days are valued by using a pricing service approved by the Trust's Board of Trustees. The service uses market prices as quoted by an independent pricing service or by dealers in these securities when, in the service's judgment, these prices are readily available and are representative of the securities' market values. For some securities, such prices are not readily available. These securities will generally be fair valued using methods which may include consideration of yields or prices of securities of comparable quality, coupon rate, maturity and type of issue, indications as to values from dealers in securities, trading characteristics, and general market conditions.

      Securities denominated in foreign currencies are translated into U.S. dollars using the closing rates of exchange in effect on the day of valuation.

      Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign investments are traded but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of the investments, then those investments are fair valued following procedures approved by the Board of Trustees. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Depending on market activity, such fair valuations may be frequent. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price.

      Debt securities maturing in 60 days or less generally are valued at amortized cost. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity, which approximates market value.

      The Money Market Fund values its shares at 12:00 p.m. (Eastern Time) each business day. The Money Market Fund invests only in securities with remaining maturities not exceeding 397 days (13 months). Certain floating- and variable-rate instruments in the portfolio may have maturities in excess of 397 days, but carry a demand feature that permits the holder to tender the instruments back to the issuer at par value prior to maturity.

      The Money Market Fund uses the amortized cost method to value portfolio securities. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity, which approximates market value. The Money Market Fund seeks to maintain a constant net asset value of $1.00 per share, although there is no assurance that it will be able to do so.

      Investments which are not valued using any of the methods discussed above are valued at their fair value as determined by procedures approved by the Board of Trustees.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

      Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered. Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily.

      Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

FOREIGN CURRENCY TRANSLATION

      The accounting records are maintained in U.S. dollars. Assets, including investment securities, and liabilities denominated in foreign currency are translated into U.S. dollars at the prevailing rates of exchange at the date of valuation. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities, at fiscal period-end, resulting from changes in exchange rates.

      The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities at fiscal period-end are not separately presented. Such changes are recorded with net realized and unrealized gain from investments. Gains and losses from certain foreign currency transactions are treated as ordinary income for U.S. federal income tax purposes.

DISTRIBUTIONS TO SHAREHOLDERS

      Net investment income, if any, for the Large Company Core, International Core, Large Company Growth, and Small Cap Growth Funds is declared and distributed to shareholders annually. Net investment income, if any, for the Asset Allocation, Equity Income, and C&B Large Cap Value Funds is declared and distributed quarterly. Net investment income, if any, for the Money Market and Total Return Bond Funds is declared daily and distributed monthly. Distributions to shareholders from net realized capital gains, if any, are declared and distributed at least annually.

      Distributions are based on amounts calculated in accordance with the applicable federal income tax regulations, which may differ from GAAP. The timing and character of distributions made during the period from net investment income or net realized gains may also differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications.

NOTES TO FINANCIAL STATEMENTS         WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS
--------------------------------------------------------------------------------

      At December 31, 2005, as result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and
Liabilities:

                             Undistributed Net    Undistributed Net
                             Investment Income   Realized Gain/Loss   Paid-in-Capital
--------------------------------------------------------------------------------------
Asset Allocation Fund           $     4,724           $  (4,724)      $             0
--------------------------------------------------------------------------------------
C & B Large Cap Value Fund            3,970              (3,366)                 (604)
--------------------------------------------------------------------------------------
Discovery Fund                    1,559,009              28,108            (1,587,117)
--------------------------------------------------------------------------------------
Equity Income Fund                   11,028             (11,028)                    0
--------------------------------------------------------------------------------------
International Core Fund               3,504              (3,504)                    0
--------------------------------------------------------------------------------------
Large Company Core Fund               8,627              (8,627)                    0
--------------------------------------------------------------------------------------
Large Company Growth Fund           226,229              (9,205)             (217,024)
--------------------------------------------------------------------------------------
Money Market Fund                       304                (304)                    0
--------------------------------------------------------------------------------------
Multi Cap Value Fund                (26,889)             86,091               (59,202)
--------------------------------------------------------------------------------------
Opportunity Fund                    789,441              18,797              (808,238)
--------------------------------------------------------------------------------------
Small Cap Growth Fund             1,640,732              (6,450)           (1,634,282)
--------------------------------------------------------------------------------------
Total Return Bond Fund               76,517             (76,517)                    0

FEDERAL INCOME TAXES

      Each Fund is treated as a separate entity for federal income tax purposes. It is the policy of each Fund of the Trust to continue to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under subchapter M of the Internal Revenue Code (the "Code"), and to make distributions of substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required at December 31, 2005.

      At December 31, 2005, estimated net capital loss carryforwards, which are available to offset future net realized capital gains, were:

Fund                             Year Expires        Capital Loss Carryforwards
-------------------------------------------------------------------------------
C&B Large Cap Value Fund             2010                    $   2,163,945
                                     2011                        1,929,288
                                     2012                          205,838
--------------------------------------------------------------------------------

Discovery Fund                       2008                      135,870,302
                                     2009                       94,527,114
--------------------------------------------------------------------------------

Large Company Core Fund              2009                           72,486
                                     2010                       14,395,487
                                     2011                        1,781,980
--------------------------------------------------------------------------------

Large Company Growth Fund            2009                        6,092,101
                                     2010                       14,881,364
                                     2011                        2,858,910
                                     2012                        1,003,450
                                     2013                        2,022,267
--------------------------------------------------------------------------------
Total Return Bond Fund               2013                          523,334
--------------------------------------------------------------------------------

      At December 31, 2005, current year deferred post-October capital losses, which will be treated as realized for tax purposes on the first day of the succeeding year, were:

                                                           Deferred Post-October
Fund                                                            Capital Loss
--------------------------------------------------------------------------------
Large Company Core Fund                                          $   1,222
--------------------------------------------------------------------------------
Total Return Bond Fund                                             415,227

WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

FORWARD FOREIGN CURRENCY CONTRACTS

      The Fund(s) may enter into forward foreign currency contracts to protect against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar, or between foreign currencies. A forward contract is an agreement between two counterparties for future delivery or receipt of currency at a specified price. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movements in currency values. Realized gains or losses are recognized when the transaction is completed. Contracts which have been offset but have not reached their settlement date are included in unrealized gains and losses. At December 31, 2005, the Fund(s) had no open forward foreign currency contracts.

FUTURES CONTRACTS

      The Fund(s) may purchase futures contracts to gain exposure to market changes, which may be more efficient or cost effective than actually buying the securities. A futures contract is an agreement between parties to buy or sell a security at a set price on a future date. Upon entering into such a contract, a Fund is required to pledge to the broker an amount of cash, U.S. Government obligations or other high-quality debt securities equal to the minimum "initial margin" requirements of the exchange on which the futures contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Pursuant to regulations and/or published positions of the Securities and Exchange Commission (the "SEC") for long futures positions, the Fund is required to segregate highly liquid securities as permitted by the SEC in connection with futures transactions in an amount generally equal to the entire value of the underlying contracts. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contract may not correlate with changes in the value of the underlying securities. At December 31, 2005, the following Fund(s) held futures contracts:

                                                                                               Net Unrealized
                                                                                 Notional       Appreciation
Fund                    Contracts   Type                   Expiration Date   Contract Amount   (Depreciation)
-------------------------------------------------------------------------------------------------------------
Asset Allocation Fund    241 Long       S&P 500 Index         March 2006          76,616,913       (1,015,213)
                          29 Long       S&P 500 Index         March 2006           9,219,463         (122,163)
                           1 Long       S&P 500 Index         March 2006             316,575           (2,875)
                           2 Long       S&P 500 Index         March 2006             635,150           (7,750)
                           1 Long   U.S. 20 Year T-Bonds      March 2006             112,344            1,844
                          31 Long   U.S. 20 Year T-Bonds      March 2006           3,487,016           52,797
                           2 Long   U.S. 20 Year T-Bonds      March 2006             224,250            4,125
                           1 Long   U.S. 20 Year T-Bonds      March 2006             112,063            2,125
                           7 Long   U.S. 20 Year T-Bonds      March 2006             783,344           15,969
                           3 Long   U.S. 20 Year T-Bonds      March 2006             336,000            6,563
                           4 Long   U.S. 20 Year T-Bonds      March 2006             447,125            9,625
                           2 Long   U.S. 20 Year T-Bonds      March 2006             223,750            4,625
                        693 Short       U.S. T-Bonds          March 2006          77,639,867       (1,492,071)
                          8 Short       U.S. T-Bonds          March 2007             896,000          (17,500)
-------------------------------------------------------------------------------------------------------------

TBA SALE COMMITMENTS

      The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction. Unsettled TBA sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Security valuation" above. The contract is "marked-to-market" daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at year ended December 31, 2005 are listed after the Fund's Portfolio of Investments.

MORTGAGE DOLLAR ROLL TRANSACTIONS

      The Funds may engage in mortgage dollar roll transactions with respect to mortgage-backed securities issued by GNMA, FNMA and FHLMC. In a mortgage dollar roll transaction, a Fund sells a mortgage-backed security to a financial institution, such as a bank or broker-dealer and simultaneously agrees to repurchase a substantially similar security from the institution at a later date at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different pre-payment histories. During the roll period, a Fund foregoes principal and interest paid on the securities. A Fund is compensated by the difference between the current sales price and the forward price for the future purchase as well as by the earnings on the cash proceeds of the initial

NOTES TO FINANCIAL STATEMENTS         WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS
--------------------------------------------------------------------------------

sale. Mortgage dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Funds account for dollar roll transactions as purchases and sales.

REPURCHASE AGREEMENTS

      The Fund(s) may invest in repurchase agreements and may participate in pooled repurchase agreement transactions with other funds advised by Wells Fargo Funds Management, LLC. The repurchase agreements must be fully collateralized based on values that are marked to market daily. The collateral may be held by an agent bank under a tri-party agreement. It is the custodian's responsibility to value collateral daily and to take action to obtain additional collateral as necessary to maintain market value equal to or greater than the resale price. The repurchase agreements are collateralized by instruments such as U.S. Treasury, federal agency, or high-grade corporate obligations. There could be potential loss to a Fund in the event that such Fund is delayed or prevented from exercising its rights to dispose of the collateral, including the risk of a possible decline in the value of the underlying obligations during the period in which a Fund seeks to assert its rights.

SECURITY LOANS

      The Fund(s) may loan securities in return for securities, irrevocable letters of credit or cash collateral, which is invested in various short-term fixed income securities. A Fund may receive compensation for lending securities in the form of fees or by retaining a portion of interest on the investment securities or cash received as collateral. A Fund also continues to receive interest or dividends on the securities loaned. Security loans are secured at all times by collateral. The collateral is equal to at least 102% of the market value of the securities loaned plus accrued interest when the transaction is entered into. The collateral supporting loans of domestic and foreign equity securities and corporate bonds is remarked daily while collateral supporting loans of U.S. government securities is remarked back to 102% only if the given collateral falls below 100% of the market value of the securities loaned plus any accrued interest. Gain or loss in the market price of the securities loaned that may occur during the term of the loan are reflected in the value of the Fund. The risks from securities lending are that the borrower may not provide additional collateral when required or return the securities when due or when called for by the Fund. Wells Fargo Bank, N.A., the Funds' custodian, acts as the securities lending agent for the Funds and receives for its services 30% of the revenues earned on the securities lending activities and incurs all expenses. Prior to October 1, 2005, Wells Fargo Bank, N.A. received 35% of the revenue earned on the securities lending activities and incurred all expenses. The value of the securities on loan and the value of the related collateral at December 31, 2005 are shown on the Statement of Assets and Liabilities.

SWAP CONTRACTS

      Certain Funds may enter into customized equity basket swaps ("Equity Swaps") to manage their exposure to the equity markets. In these transactions, the Funds enter into an agreement with a counterparty to receive/pay the return/loss on a customized basket of equity securities (the "Notional"). In exchange, the Fund pays/receives interest plus any losses/less any gains on the notional amount. Equity swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or loss. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying basket of securities, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. Risk of loss may exceed amounts recognized on the statements of assets and liabilities. Equity swap contracts outstanding at year-ended December 31, 2005 are listed below:

                       Swap          Notional    Interest Rate/     Interest Rate/     Maturity    Net Unrealized
Fund               Counter Party    Principal    Index Received       Index Paid         Date        Gain/(Loss)
-----------------------------------------------------------------------------------------------------------------
OPPORTUNITY FUND      Lehman       $15,653,462   Market Value     Notional Amount      14-Jan-06     (147,489)
                      Brothers                   Appreciation     x (3 Months USD
                      Finance                    on Customize     Libor plus 30 bps)
                                                 Stock Index*     plus Market Value
                                                                  Depreciation on
                                                                  Customized Stock
                                                                  Index
-----------------------------------------------------------------------------------------------------------------

      *Customized Stock Index consists of the following basket of common stocks valued as of December 31, 2005: Viacom Incorporated, Vodafone Group plc ADR, AFLAC Incorporated, Carnival Corporation, Cisco Systems Incorporated, Unitedhealthcare Group Incorporated, Morgan Stanley, Juniper Networks, General Motors, and Abott Laboratories.

WHEN-ISSUED TRANSACTIONS

      Each Fund may purchase securities on a forward commitment or `when-issued' basis. A Fund records a when-issued transaction on the trade date and will segregate with the custodian qualifying assets having a value sufficient to make payment for the securities purchased. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

WRITTEN OPTIONS

      An option is a right to buy or sell a particular security at a specified price within a limited period of time. The writer of the option, in return for a premium received from the seller, has the obligation to sell (in the case of a call option) or buy (in the case of a put option) the underlying security of the contract. The premium received in cash from writing options is recorded as an asset with an equal liability that is adjusted to reflect the option's value. The premium received from writing options which expire is recorded as realized gains. The premium received from writing options which are exercised or closed is offset against the proceeds or amount paid on the closing transaction to determine the realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased. Options are valued based on their quoted daily settlement prices.

      Risks could arise from entering into written options transactions from the potential inability of counterparties to meet the terms of their contracts, the potential inability to enter into a closing transaction because of an illiquid secondary market, and from unexpected movements in interest or exchange rates or securities values. Written options transactions during the year ended December 31, 2005, were as follows:

                                                 MULTI CAP VALUE FUND

                                             Principal Amount    Premiums
                                               of Contracts      Received
---------------------------------------------------------------------------
CALL OPTIONS WRITTEN
---------------------------------------------------------------------------
Options at beginning of period                      (420)       $ (115,931)
---------------------------------------------------------------------------
Options written                                   (1,061)         (256,101)
---------------------------------------------------------------------------
Options terminated in closing transactions           908           256,991
---------------------------------------------------------------------------
Options expired                                      240            54,432
---------------------------------------------------------------------------
Options exercised                                    128            22,835
---------------------------------------------------------------------------
Options at end of period                            (205)          (37,774)
---------------------------------------------------------------------------

                                                    OPPORTUNITY FUND

                                             Principal Amount    Premiums
                                               of Contracts      Received
---------------------------------------------------------------------------
CALL OPTIONS WRITTEN
---------------------------------------------------------------------------
Options at beginning of period                         0        $        0
---------------------------------------------------------------------------
Options written                                   (6,905)       (1,142,495)
---------------------------------------------------------------------------
Options terminated in closing transactions         2,150           294,537
---------------------------------------------------------------------------
Options expired                                        0                 0
---------------------------------------------------------------------------
Options exercised                                      0                 0
---------------------------------------------------------------------------
Options at end of period                          (4,755)         (847,957)
---------------------------------------------------------------------------

---------------------------------------------------------------------------
PUT OPTIONS WRITTEN
---------------------------------------------------------------------------
Options at beginning of period                      (210)         (209,370)
---------------------------------------------------------------------------
Options written                                     (670)         (367,829)
---------------------------------------------------------------------------
Options terminated in closing transactions           650           531,889
---------------------------------------------------------------------------
Options expired                                      230            45,310
---------------------------------------------------------------------------
Options exercised                                      0                 0
---------------------------------------------------------------------------
Options at end of period                               0                 0
---------------------------------------------------------------------------

3. EXPENSES
--------------------------------------------------------------------------------
ADVISORY FEES

      The Trust has entered into an advisory contract with Wells Fargo Funds Management, LLC ("Funds Management"). The adviser is responsible for implementing investment policies and guidelines and for supervising the sub-adviser, who is responsible for day-to-day portfolio management.

      Pursuant to the contract, Funds Management is entitled to receive an advisory fee for its services as adviser. Funds Management may retain the services of certain investment sub-advisers to provide daily portfolio management. The fees related

NOTES TO FINANCIAL STATEMENTS         WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS
--------------------------------------------------------------------------------

to sub-advisory services are borne directly by the adviser and do not increase the overall fees paid by a Fund to the adviser. Funds Management and the investment sub-adviser(s) are entitled to be paid a monthly fee at the following annual rates:

                                                         Advisory Fee                                           Sub-Advisory Fee**
                               Average Daily            (% of Average                        Average Daily        (% of Average
Fund                             Net Assets           Daily Net Assets)    Sub-Adviser         Net Assets        Daily Net Assets)
----------------------------------------------------------------------------------------------------------------------------------
ASSET ALLOCATION FUND             $0 - $499 million         0.550         Wells               $0 - $1 billion   0.150
                        $500 million - $999 million         0.500         Capital                > $1 billion   0.100
                         $1 billion - $2.99 billion         0.450         Management
                         $3 billion - $4.99 billion         0.425         Incorporated
                                    > $4.99 billion         0.400
----------------------------------------------------------------------------------------------------------------------------------
C&B LARGE CAP                     $0 - $499 million         0.550         Cooke &           $0 - $250 million   0.450
VALUE FUND              $500 million - $999 million         0.500         Bieler,         $250 - $500 million   0.400
                         $1 billion - $2.99 billion         0.450         L.P.            $500 - $750 million   0.350
                         $3 billion - $4.99 billion         0.425                              > $750 million   0.300
                                    > $4.99 billion         0.400
----------------------------------------------------------------------------------------------------------------------------------
DISCOVERY FUND*                   $0 - $499 million         0.750         Wells             $0 - $200 million   0.350
                        $500 million - $999 million         0.700         Capital              > $200 million   0.300
                         $1 billion - $2.99 billion         0.650         Management
                         $3 billion - $4.99 billion         0.625         Incorporated
                                    > $4.99 billion         0.600
----------------------------------------------------------------------------------------------------------------------------------
EQUITY INCOME FUND                $0 - $499 million         0.550         Wells             $0 - $200 million   0.250
                        $500 million - $999 million         0.500         Capital         $200 - $400 million   0.200
                         $1 billion - $2.99 billion         0.450         Management           > $400 million   0.150
                         $3 billion - $4.99 billion         0.425         Incorporated
                                    > $4.99 billion         0.400
----------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL CORE                $0 - $499 million         0.750         New Star           $0 - $50 million   0.350
FUND                    $500 million - $999 million         0.700         Institutional    $50 - $550 million   0.290
                         $1 billion - $2.99 billion         0.650         Managers             > $550 million   0.200
                         $3 billion - $4.99 billion         0.625         Limited
                                    > $4.99 billion         0.600
----------------------------------------------------------------------------------------------------------------------------------
LARGE COMPANY                     $0 - $499 million         0.550         Matrix             $0 - $50 million   0.200
CORE FUND               $500 million - $999 million         0.500         Asset                 > $50 million   0.160
                         $1 billion - $2.99 billion         0.450         Advisors
                         $3 billion - $4.99 billion         0.425
                                    > $4.99 billion         0.400
----------------------------------------------------------------------------------------------------------------------------------
LARGE COMPANY                     $0 - $499 million         0.550         Peregrine          $0 - $25 million   0.750
GROWTH FUND             $500 million - $999 million         0.500         Capital           $25 - $50 million   0.600
                         $1 billion - $2.99 billion         0.450         Management       $50 - $275 million   0.500
                         $3 billion - $4.99 billion         0.425                              > $275 million   0.300
                                    > $4.99 billion         0.400
----------------------------------------------------------------------------------------------------------------------------------
MONEY MARKET FUND                 $0 - $999 million         0.300         Wells Capital       $0 - $1 billion   0.050
                         $1 billion - $4.99 billion         0.275         Management             > $1 billion   0.040
                                     >$4.99 billion         0.250         Incorporated
----------------------------------------------------------------------------------------------------------------------------------
MULTI CAP VALUE FUND*             $0 - $499 million         0.750         Wells             $0 - $200 million   0.350
                        $500 million - $999 million         0.700         Capital              > $200 million   0.300
                         $1 billion - $2.99 billion         0.650         Management
                         $3 billion - $4.99 billion         0.625         Incorporated
                                    > $4.99 billion         0.600
----------------------------------------------------------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                                                        Advisory Fee                                             Sub-Advisory Fee
                               Average Daily            (% of Average                        Average Daily        (% of Average
Fund                             Net Assets           Daily Net Assets)    Sub-Adviser        Net Assets         Daily Net Assets)
OPPORTUNITY FUND*                 $0 - $499 million         0.750             Wells       $0 - $200 million             0.350
                        $500 million - $999 million         0.700            Capital       > $200 million               0.300
                         $1 billion - $2.99 billion         0.650          Management
                         $3 billion - $4.99 billion         0.625         Incorporated
                                    > $4.99 billion         0.600
----------------------------------------------------------------------------------------------------------------------------------
SMALL CAP                         $0 - $499 million         0.750             Wells       $0 - $200 million             0.250
GROWTH FUND             $500 million - $999 million         0.700            Capital       > $200 million               0.200
                         $1 billion - $2.99 billion         0.650          Management
                         $3 billion - $4.99 billion         0.625         Incorporated
                                    > $4.99 billion         0.600
----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                      $0 - $499 million         0.450             Wells        $0 - $400 million            0.150
BOND FUND               $500 million - $999 million         0.400            Capital      $400 - $800 million           0.125
                         $1 billion - $2.99 billion         0.350           Management      > $800 million              0.100
                         $3 billion - $4.99 billion         0.325         Incorporated
                                    > $4.99 billion         0.300

      * Effective April 11, 2005. Prior to January 1, 2005, Strong Capital Management, Inc. ("SCM") served as investment adviser to each of the predecessor Strong Funds. From January 1, 2005 through April 10, 2005, Funds Management served as interim investment adviser to each of the predecessor Strong Funds. Both SCM and Funds Management, for their respective periods of time were entitled to receive an annual fee at the following rates:

                                                     (% of Average
Fund                    Average Daily Net Assets   Daily Net Assets)
--------------------------------------------------------------------
DISCOVERY FUND              all asset levels             1.000
--------------------------------------------------------------------
MULTI CAP VALUE FUND             $0 - $4 billion         0.750
                                 $4 - $6 billion         0.725
                                    > $6 billion         0.700
--------------------------------------------------------------------
OPPORTUNITY FUND                 $0 - $4 billion         0.750
                                 $4 - $6 billion         0.725
                                    > $6 billion         0.700
--------------------------------------------------------------------

      ** At the April 2005 meeting, the Board of the Trust reapproved the sub-advisory agreements among Variable Trust, Funds Management and the respective sub-advisers, including the compensation payable to each sub-adviser for providing investment advisory services to certain of the Wells Fargo Funds. Effective January 1, 2006 the investment sub-adviser(s) will be entitled to be paid a monthly fee at the following rates:

                                                                          Sub-Advisory Fee
                                                      Average Daily        (% of Average
Fund                            Sub-Adviser             Net Assets       Daily Net Assets)
------------------------------------------------------------------------------------------
ASSET ALLOCATION FUND    Wells Capital               $0 - $100 million         0.150
                         Management Incorporated   $100 - $200 million         0.125
                                                        > $200 million         0.100
------------------------------------------------------------------------------------------
DISCOVERY FUND           Wells Capital               $0 - $100 million         0.450
                         Management Incorporated   $100 - $200 million         0.400
                                                        > $200 million         0.350
------------------------------------------------------------------------------------------
EQUITY INCOME FUND       Wells Capital               $0 - $100 million         0.350
                         Management Incorporated   $100 - $200 million         0.300
                                                   $200 - $500 million         0.200
                                                        > $500 million         0.150
------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS         WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS
--------------------------------------------------------------------------------

                                                                          Sub-Advisory Fee
                                                      Average Daily        (% of Average
Fund                           Sub-Adviser              Net Assets       Daily Net Assets)
MONEY MARKET FUND        Wells Capital                 $0 - $1 billion         0.050
                         Management Incorporated       $1 - $3 billion         0.030
                                                       $3 - $6 billion         0.020
                                                          > $6 billion         0.010
------------------------------------------------------------------------------------------
MULTI CAP VALUE FUND     Wells Capital               $0 - $100 million         0.450
                         Management Incorporated   $100 - $200 million         0.400
                                                        > $200 million         0.350
------------------------------------------------------------------------------------------
OPPORTUNITY FUND         Wells Capital               $0 - $100 million         0.450
                         Management Incorporated   $100 - $200 million         0.400
                                                        > $200 million         0.300
------------------------------------------------------------------------------------------
SMALL CAP GROWTH FUND    Wells Capital               $0 - $100 million         0.550
                         Management Incorporated   $100 - $200 million         0.500
                                                        > $200 million         0.400
------------------------------------------------------------------------------------------
TOTAL RETURN BOND FUND   Wells Capital               $0 - $100 million         0.200
                         Management Incorporated   $100 - $300 million         0.175
                                                   $300 - $500 million         0.150
                                                        > $500 million         0.100

ADMINISTRATION AND TRANSFER AGENT FEES

      The Trust has entered into an Administration Agreement with Funds Management. Under this Agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive the following annual fees:

                                                      (% of Average
Fund                    Average Daily Net Assets    Daily Net Assets)
---------------------------------------------------------------------
ALL FUNDS*                     $0 - $4.99 billion          0.16
                       $5 billion - $9.99 billion          0.15
                                   >$9.99 billion          0.14
---------------------------------------------------------------------

      * For the Opportunity Fund, Multi Cap Value Fund and Discovery Fund, these rates are effective April 11, 2005. Prior to April 11, 2005, Strong Investor Services, Inc. ("SISI") served as administrator to each of the predecessor Strong Funds and was entitled to receive an annual fee at the following rates:

                                                   Administration Fee
                                                     (% of Average
Fund                                                Daily Net Assets)
---------------------------------------------------------------------
MULTI CAP VALUE FUND                                       0.30
---------------------------------------------------------------------
OPPORTUNITY FUND                                           0.30

      The Trust has entered into an agreement with Boston Financial Data Services ("BFDS") as the transfer agent for the Trust.

      For the Discovery Fund, Multi Cap Value Fund and Opportunity Fund, the agreement with BFDS was entered into on March 14, 2005. Prior to March 14, 2005, SISI served as transfer agent to each of the predecessor Strong Funds. BFDS is entitled to receive fees from the administrator for its services as transfer agent. For the predecessor Strong Funds transfer agent fees were paid by the Funds themselves prior to April 11, 2005. For financial statement presentation, transfer agent fees for the period January 1, 2005 through April 11, 2005, as shown below have been combined with administration fees.

                                                   Transfer Agent Fees
                                                        and Other
Fund                                                 Related Expenses
----------------------------------------------------------------------
DISCOVERY FUND                                         $   36,372
----------------------------------------------------------------------
MULTI CAP VALUE FUND                                       16,138
----------------------------------------------------------------------
OPPORTUNITY FUND                                        1,006,643
----------------------------------------------------------------------

WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

CUSTODY FEES

      The Trust has entered into a contract with Wells Fargo Bank, N.A. ("WFB"), whereby WFB is responsible for providing custody services. Pursuant to the contract, WFB is entitled to certain transaction charges plus a monthly fee for custody services at the following annual rates:

                                                                 (% of Average
Fund                                                           Daily Net Assets)
--------------------------------------------------------------------------------
ALL VARIABLE TRUST FUNDS (EXCEPT INTERNATIONAL CORE FUND)           0.02
--------------------------------------------------------------------------------
INTERNATIONAL CORE FUND                                             0.10

      Prior to February 28, 2005, State Street served as custodian for the Strong Opportunity Fund II. Prior to March 28, 2005, State Street served as custodian for Strong Multi Cap Value Fund II. Prior to April 25, 2005, State Street served as custodian for the Strong Discovery Fund II. State Street was entitled to receive a fee that was substantially transaction-based.

DISTRIBUTION FEES

      The Trust has adopted a Distribution Plan ("Plan") for the Fund(s), pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged and paid to Wells Fargo Funds Distributor, LLC at an annual rate of up to 0.25% of average daily net assets. Prior to April 11, 2005, the Strong Opportunity Fund II adopted a 12b-1 distribution plan under the 1940 Act on behalf of its Advisor Class shares. Under this plan, Strong Investments, Inc. was paid an annual rate of 0.25% of average daily net assets of the Advisor class shares of the Strong Opportunity Fund II.

      For the year ended December 31, 2005, distribution fees paid are disclosed on the Statements of Operations.

OTHER FEES

      PFPC, Inc. ("PFPC") serves as fund accountant for the Trust and is entitled to receive an annual asset-based fee, and an annual fixed fee from each Fund. PFPC is also entitled to be reimbursed for all out-of-pocket expenses reasonably incurred in providing these services. Prior to February 28, 2005, State Street served as fund accountant for the Strong Opportunity Fund II. Prior to March 28, 2005, State Street served as fund accountant for the Strong Multi Cap Value Fund II. Prior to April 11, 2005, State Street served as the fund accountant for the Strong Discovery Fund II and the Strong Mid Cap Growth Fund
II. Fund accounting fees were paid by the funds' administrator through April 10, 2005, and not by the funds. From April 11, 2005 to April 22, 2005, State Street served as interim fund accountant for the Discovery Fund and was entitled to receive an annual asset based fee, a fixed fund accounting base fee and certain out-of-pocket expenses.

WAIVED FEES AND REIMBURSED EXPENSES

      All amounts shown as waived fees or reimbursed expenses on the Statements of Operations, for the year ended December 31, 2005, were waived by Funds Management, first from advisory fees, and then any remaining amount consecutively from administration, custody and shareholder servicing fees collected, if any. The Fund's Adviser has committed to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund(s). Net operating expense ratios in effect from April 11, 2005 through December 31, 2005 were as follows:

                                                                 Net Operating
Fund                                                             Expense Ratios
--------------------------------------------------------------------------------
ASSET ALLOCATION FUND                                                 1.00%
--------------------------------------------------------------------------------
C&B LARGE CAP VALUE FUND                                              1.00%
--------------------------------------------------------------------------------
DISCOVERY FUND*                                                       1.15%
--------------------------------------------------------------------------------
EQUITY INCOME FUND                                                    1.00%
--------------------------------------------------------------------------------
INTERNATIONAL CORE FUND                                               1.00%
--------------------------------------------------------------------------------
LARGE COMPANY CORE FUND                                               1.00%
--------------------------------------------------------------------------------
LARGE COMPANY GROWTH FUND                                             1.00%
--------------------------------------------------------------------------------
MONEY MARKET FUND                                                     0.75%
--------------------------------------------------------------------------------
MULTI CAP VALUE FUND*                                                 1.14%
--------------------------------------------------------------------------------
OPPORTUNITY FUND*                                                     1.07%
--------------------------------------------------------------------------------
SMALL CAP GROWTH FUND                                                 1.20%
--------------------------------------------------------------------------------
TOTAL RETURN BOND FUND                                                0.90%

      * The rates for these funds were in effect from April 11, 2005 through December 31, 2005. Prior to April 11, 2005, the Strong Funds' adviser and/or administrator could voluntarily waive or absorb certain expenses at their discretion. Pursuant to the direction of the Strong Funds Board of Directors and certain regulatory settlements, the predecessor adviser, Strong Capital Management, Inc. ("SCM") had contractually agreed to waive fees and/or absorb expenses in the amount of 0.033% for the

NOTES TO FINANCIAL STATEMENTS         WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS
--------------------------------------------------------------------------------

Strong Discovery Fund II, Strong Multi Cap Value Fund II and Strong Opportunity Fund II from May 21, 2004 to May 21, 2005. However, effective April 11, 2005, the Funds are subject to a different expense structure. SISI also allocated to each Fund certain charges or credits resulting from transfer agency banking activities based on each Funds' subscription and redemption activity. Transfer Agency Banking Credits allocated by SISI, if any, served to reduce the transfer agency expenses incurred by the Funds. From January 1, 2005 through April 10, 2005, the expense offsets that are included in the waived fees and reimbursed expenses amount on the Statements of Operations are as follows:

                                                              Waived Fees and
Fund                                                        Reimbursed Expenses
--------------------------------------------------------------------------------
DISCOVERY FUND                                                  $      (12,039)
--------------------------------------------------------------------------------
MULTI CAP VALUE FUND                                                   (31,787)
--------------------------------------------------------------------------------
OPPORTUNITY FUND                                                    (1,226,565)
--------------------------------------------------------------------------------

4. INVESTMENT PORTFOLIO TRANSACTIONS
--------------------------------------------------------------------------------

      Purchases and sales of investments, exclusive of short-term securities (securities with maturities of one year or less at purchase date) for the year ended December 31, 2005, were as follows:

Fund                                    Purchases at Cost       Sales Proceeds
--------------------------------------------------------------------------------
ASSET ALLOCATION FUND                   $       6,026,483       $    34,277,086
--------------------------------------------------------------------------------
C&B LARGE CAP VALUE FUND                       29,585,198            33,166,142
--------------------------------------------------------------------------------
DISCOVERY FUND                                382,881,248           442,722,525
--------------------------------------------------------------------------------
EQUITY INCOME FUND                             27,138,999            36,768,809
--------------------------------------------------------------------------------
INTERNATIONAL CORE FUND                        19,910,941            18,900,421
--------------------------------------------------------------------------------
LARGE COMPANY CORE FUND                        35,167,948            43,521,549
--------------------------------------------------------------------------------
LARGE COMPANY GROWTH FUND                      11,577,674            11,298,401
--------------------------------------------------------------------------------
MULTI CAP VALUE FUND                           26,865,536            32,251,480
--------------------------------------------------------------------------------
OPPORTUNITY FUND                        $     395,496,713           538,867,814
--------------------------------------------------------------------------------
SMALL CAP GROWTH FUND                         211,472,353           231,242,230
--------------------------------------------------------------------------------
TOTAL RETURN BOND FUND                        623,304,986           603,793,128
--------------------------------------------------------------------------------

      The Money Market Fund trades exclusively in short-term securities, as such purchases and sales are not reflected in the schedule.

5. BANK BORROWINGS
--------------------------------------------------------------------------------

      Wells Fargo Funds Trust and Wells Fargo Variable Trust (excluding the money market funds) share in a revolving Credit Agreement with The Bank of New York, whereby the Funds are permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. The agreement permits borrowings of up to $150 million, collectively. Interest is charged to each Fund based on its borrowing at a rate equal to the Federal Funds Rate plus 0.40%. In addition, the Funds pay a quarterly commitment fee equal to 0.1% per annum of the credit line. For the year ended December 31, 2005, there were no borrowings under the agreement.

      Prior to April 11, 2005, the predecessor Strong Funds had established a line of credit agreement ("LOC") with certain financial institutions to be used for temporary or emergency purposes. Combined borrowings among all participating Strong Funds were subject to a $200 million cap on the total LOC. For an individual fund, borrowings under the LOC were limited to either the lesser of 15% of the market value of the fund's total assets or any explicit borrowing limits in the fund's registration statement. The principal amount of each borrowing under the LOC was due not more than 45 days after the date of the borrowing. Borrowings under the LOC accrued interest based on prevailing market rates as defined in the LOC. A commitment fee of 0.09% per annum was incurred on the unused portion of the LOC and was allocated to all participating Strong Funds based on their net assets. For the year ended December 31, 2005, there were no borrowings by Variable Trust Funds under either agreement.

WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS        NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

6. DISTRIBUTION TO SHAREHOLDERS
--------------------------------------------------------------------------------

      The tax character of distributions paid during the years ended December 31, 2005 and December 31, 2004 was as follows:

                                 Ordinary Income         Long-term Capital Gain               Total
Fund                           2005           2004          2005          2004          2005          2004
-------------------------------------------------------------------------------------------------------------
ASSET ALLOCATION FUND       $ 9,260,151   $ 6,364,542   $ 4,200,908   $ 9,827,535   $13,461,059   $16,192,077
-------------------------------------------------------------------------------------------------------------
C&B LARGE CAP VALUE FUND        226,321       477,934             0             0       226,321       477,934
-------------------------------------------------------------------------------------------------------------
DISCOVERY FUND                  152,683             0     7,948,786             0     8,101,469             0
-------------------------------------------------------------------------------------------------------------
EQUITY INCOME FUND            1,696,104     1,768,654             0             0     1,696,104     1,768,654
-------------------------------------------------------------------------------------------------------------
INTERNATIONAL CORE FUND       1,069,540        62,505       692,742             0     1,762,282        62,505
-------------------------------------------------------------------------------------------------------------
LARGE COMPANY CORE FUND         162,985             0             0             0       162,985             0
-------------------------------------------------------------------------------------------------------------
LARGE COMPANY GROWTH FUND       186,924             0             0             0       186,924             0
-------------------------------------------------------------------------------------------------------------
MONEY MARKET FUND             1,443,538       450,833             0             0     1,443,538       450,833
-------------------------------------------------------------------------------------------------------------
MULTI CAP VALUE FUND             96,372             0             0             0        96,372             0
-------------------------------------------------------------------------------------------------------------
TOTAL RETURN BOND FUND        3,241,100     4,896,328        88,704     2,159,246     3,329,804     7,055,574


      As of December 31, 2005, the components of distributable earnings on a tax basis are shown on the table below. The difference between book basis and tax basis appreciation is attributable to deferral of loss on wash sales, straddles and REIT adjustments.

                            Undistributed   Undistributed     Unrealized
                               Ordinary       Long-Term      Appreciation    Capital Loss
Fund                            Income          Gain        (Depreciation)  Carryforward*       Total
----------------------------------------------------------------------------------------------------------
ASSET ALLOCATION FUND       $   1,348,980   $   2,005,281   $     836,366   $           0   $   4,190,627
----------------------------------------------------------------------------------------------------------
C & B LARGE CAP VALUE FUND              0               0         758,206      (4,299,071)     (3,540,865)
----------------------------------------------------------------------------------------------------------
DISCOVERY FUND                          0               0      26,612,359    (230,397,416)   (203,785,057)
----------------------------------------------------------------------------------------------------------
EQUITY INCOME FUND                  5,458         241,064      16,719,356               0      16,965,878
----------------------------------------------------------------------------------------------------------
INTERNATIONAL CORE FUND         1,046,133         591,823       5,193,371               0       6,831,327
----------------------------------------------------------------------------------------------------------
LARGE COMPANY CORE FUND             2,409               0        (491,274)    (16,251,175)    (16,740,400)
----------------------------------------------------------------------------------------------------------
LARGE COMPANY GROWTH FUND               0               0       4,321,185     (26,858,092)    (22,536,907)
----------------------------------------------------------------------------------------------------------
MONEY MARKET FUND                     361           1,000               0               0           1,361
----------------------------------------------------------------------------------------------------------
MULTI CAP VALUE FUND                    0       3,659,175       2,167,932               0       5,827,107
----------------------------------------------------------------------------------------------------------
OPPORTUNITY FUND                        0     103,073,775     198,926,509               0     302,000,284
----------------------------------------------------------------------------------------------------------
SMALL CAP GROWTH FUND                   0       4,390,665      14,004,822               0      18,395,487
----------------------------------------------------------------------------------------------------------
TOTAL RETURN BOND FUND             22,237               0        (517,957)       (938,561)     (1,434,281)

*This amount includes the post-October loss, which will reverse on the first day of the following fiscal year.

7. LEGAL AND REGULATORY MATTERS
--------------------------------------------------------------------------------

      In 2004, the predecessor funds' investment adviser and affiliates (collectively, "Strong") entered into agreements with certain regulators, including the Securities and Exchange Commission and the New York Attorney General ("NYAG"), to settle markettiming investigations. In the settlements, Strong agreed to pay investor restoration and civil penalties. Although some portion of these payments is likely to be distributed to predecessor fund shareholders, no determination has yet been made as to the distribution of these amounts, and the successor funds are not expected to receive any portion of these payments. The NYAG settlement also imposed fee reductions across the predecessor fund complex (excluding money market funds and very short-term income funds) totaling at least $35 million by May 2009. The current Funds' adviser has agreed to honor these fee reductions for the benefit of shareholders across the successor funds. Although civil litigation against Strong and certain predecessor funds relating to these matters is continuing, neither the current adviser nor the successor funds is a party to any such suit.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

                                      WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO VARIABLE TRUST

      We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Asset Allocation Fund, C&B Large Cap Value Fund (formerly named the Equity Value Fund), Equity Income Fund, International Core Fund (formerly named the International Equity Fund), Large Company Core Fund (formerly named the Growth Fund), Large Company Growth Fund, Money Market Fund, Small Cap Growth Fund, and Total Return Bond Fund, nine of the Funds constituting the Wells Fargo Variable Trust as of December 31, 2005, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the periods presented. We have also audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Discovery Fund, Multi Cap Value Fund, and the Opportunity Fund, three of the Funds constituting the Wells Fargo Variable Trust as of December 31, 2005, and the related statements of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the two years in the period ended December 31, 2005. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Discovery Fund, Multi Cap Value Fund, and the Opportunity Fund for each of the years ended December 31, 2003, and prior, were audited by other auditors whose report dated February 3, 2004 expressed an unqualified opinion on those financial statements and financial highlights.

      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned funds of the Wells Fargo Variable Trust as of December 31, 2005, the results of their operations, changes in their net assets and their financial highlights for the periods indicated in the paragraph above, in conformity with U.S. generally accepted accounting principles.

                                 [KPMG LLP LOGO]

Philadelphia, Pennsylvania
February 20, 2006

WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS           TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

      The following fund has elected to pass through to its shareholders the foreign taxes paid during the tax year ended December 31, 2005. The foreign income and taxes paid were as follows:

                                               Foreign           Foreign
   Fund                                         Income            Taxes
--------------------------------------------------------------------------------
   VARIABLE TRUST INTERNATIONAL EQUITY FUND  $ 1,030,338       $ 68,513
--------------------------------------------------------------------------------

The country-by-country breakout is as follows:

   Country                                  Gross Income %   Foreign Tax Paid %
--------------------------------------------------------------------------------
   AUSTRALIA                                    2.27%            0.00%
--------------------------------------------------------------------------------
   BELGIUM                                      2.89%            2.50%
--------------------------------------------------------------------------------
   SWITZERLAND                                  3.10%            0.00%
--------------------------------------------------------------------------------
   GERMANY                                      6.33%            9.33%
--------------------------------------------------------------------------------
   DENMARK                                      1.81%            0.65%
--------------------------------------------------------------------------------
   SPAIN                                        3.05%            7.13%
--------------------------------------------------------------------------------
   FINLAND                                      0.56%            1.30%
--------------------------------------------------------------------------------
   FRANCE                                      14.39%           26.91%
--------------------------------------------------------------------------------
   GREECE                                       3.66%            0.00%
--------------------------------------------------------------------------------
   HONG KONG                                    4.00%            0.00%
--------------------------------------------------------------------------------
   HUNGARY                                      0.75%            2.91%
--------------------------------------------------------------------------------
   IRELAND                                      0.07%            0.00%
--------------------------------------------------------------------------------
   ISRAEL                                       0.14%            0.39%
--------------------------------------------------------------------------------
   INDIA                                        0.10%            0.00%
--------------------------------------------------------------------------------
   ITALY                                        6.35%           14.28%
--------------------------------------------------------------------------------
   JAPAN                                        8.56%           12.06%
--------------------------------------------------------------------------------
   SOUTH KOREA                                  0.54%            3.26%
--------------------------------------------------------------------------------
   NETHERLANDS                                  6.34%           14.59%
--------------------------------------------------------------------------------
   RUSSIA                                       0.71%            1.67%
--------------------------------------------------------------------------------
   SWEDEN                                       1.45%            3.02%
--------------------------------------------------------------------------------
   SINGAPORE                                    2.11%            0.00%
--------------------------------------------------------------------------------
   TAIWAN                                       0.70%            0.00%
--------------------------------------------------------------------------------
   THAILAND                                     1.85%            0.00%
--------------------------------------------------------------------------------
   UNITED KINGDOM                              24.89%            0.00%
--------------------------------------------------------------------------------
   SUBTOTAL                                    96.62%          100.00%
--------------------------------------------------------------------------------
   UNITED STATES                                3.38%            0.00%
--------------------------------------------------------------------------------
   TOTAL                                      100.00%          100.00%
--------------------------------------------------------------------------------

      Pursuant to Section 854(b)(2) of the Internal Revenue Code, the Variable Trust Asset Allocation Fund, the Variable Trust C&B Large Cap Value Fund, the Variable Trust Equity Income Fund, the Variable Trust Large Company Core Fund, theVariable Trust Large Company Growth Fund and the Variable Trust Multi Cap Value Fund designate 41.38%, 100.00%, 100.00%, 100.00%, 100.00% and 100.00%,
respectively, of the ordinary income dividends distributed during the year as qualifying for the corporate dividend-received deduction.

      Pursuant to Section 852(b)(3) of the Internal Revenue Code, the following funds designate capital gain dividends as follows:

                                                                  Capital Gain
   Fund                                                             Dividends
--------------------------------------------------------------------------------
   VARIABLE TRUST ASSET ALLOCATION FUND                            $ 4,200,908
--------------------------------------------------------------------------------
   VARIABLE TRUST DISCOVERY FUND                                     7,948,786
--------------------------------------------------------------------------------
   VARIABLE TRUST INTERNATIONAL CORE FUND                              692,742
--------------------------------------------------------------------------------
   VARIABLE TRUST TOTAL RETURN BOND FUND                                88,704

OTHER INFORMATION (UNAUDITED)         WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS
--------------------------------------------------------------------------------

PROXY VOTING INFORMATION

      A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how to obtain the results of such voting during the most recent 12-month period ended June 30, is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS, or visiting the SEC Web site at WWW.SEC.GOV.

PORTFOLIO HOLDINGS INFORMATION

      The complete portfolio holdings for each Fund are publicly available on the Funds' Web site (WWW.WELLSFARGO.COM/ADVANTAGEFUNDS) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for each Fund is publicly available on the Funds' Web site on a monthly, seven-day or more delayed basis. Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at WWW.SEC.GOV. In addition, each Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BOARD OF TRUSTEES

      The following table provides basic information about the Board of Trustees (the "Trustees") of the Wells Fargo Variable Trust (the "Trust"). This table supplements, and should be read in conjunction with, the Prospectus and the Statement of Additional Information* of each Fund. Each of the Trustees listed below acts in identical capacities for each of the 139 funds comprising the Trust, Wells Fargo Funds Trust and Wells Fargo Master Trust (collectively the "Fund Complex"). All of the non-interested Trustees are also members of the Audit and Governance Committees of each Trust in the Fund Complex. The address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

NON-INTERESTED TRUSTEES ****

   Thomas S. Goho         Trustee, since 1987     Associate Professor of Finance,      None
   63                                             Wake Forest University,
                                                  Calloway School of Business
                                                  and Accountancy.
----------------------------------------------------------------------------------------------------------
   Peter G. Gordon        Trustee, since 1998     Chairman, CEO, and Co-               None
   63                     (Chairman, since 2001)  Founder of Crystal Geyser
                                                  Water Company and President
                                                  of Crystal Geyser Roxane Water
                                                  Company.
----------------------------------------------------------------------------------------------------------
   Richard M. Leach       Trustee, since 1987     Retired. Prior thereto, President    None
   72                                             of Richard M. Leach Associates
                                                  (a financial consulting firm).
----------------------------------------------------------------------------------------------------------
   Timothy J. Penny       Trustee, since 1996     Senior Counselor to the public       None
   54                                             relations firm of Himle-Horner
                                                  and Senior Fellow at the
                                                  Humphrey Institute,
                                                  Minneapolis, Minnesota (a pub-
                                                  lic policy organization).
----------------------------------------------------------------------------------------------------------
   Donald C. Willeke      Trustee, since 1996     Principal of the law firm of         None
   65                                             Willeke & Daniels.
----------------------------------------------------------------------------------------------------------

INTERESTED TRUSTEE**

----------------------------------------------------------------------------------------------------------
                          POSITION HELD AND       PRINCIPAL OCCUPATIONS DURING
   NAME AND AGE           LENGTH OF SERVICE ***   PAST FIVE YEARS                      OTHER DIRECTORSHIPS
----------------------------------------------------------------------------------------------------------
   J. Tucker Morse        Trustee, since 1987     Private Investor/Real Estate         None
   61                                             Developer; Chairman of White
                                                  Point Capital, LLC.

WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS         OTHER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

OFFICERS*****

----------------------------------------------------------------------------------------------------------
                          POSITION HELD AND       PRINCIPAL OCCUPATIONS DURING
   NAME AND AGE           LENGTH OF SERVICE       PAST FIVE YEARS                      OTHER DIRECTORSHIPS
----------------------------------------------------------------------------------------------------------
   Karla M. Rabusch       President, since 2003   Executive Vice President of          None
   46                                             Wells Fargo Bank, N.A. and
                                                  President of Wells Fargo Funds
                                                  Management, LLC. Senior
                                                  Vice President and Chief
                                                  Administrative Officer of Wells
                                                  Fargo Funds Management, LLC
                                                  from 2001 to 2003. Vice
                                                  President of Wells Fargo Bank,
                                                  N.A. from 1997 to 2000.
----------------------------------------------------------------------------------------------------------
   Stacie D. DeAngelo     Treasurer, since 2003   Senior Vice President of Wells       None
   36                                             Fargo Bank, N.A. and Senior
                                                  Vice President of
                                                  Operations for Wells
                                                  Fargo Funds
                                                  Management, LLC.
                                                  Prior there-to,
                                                  Operations Manager
                                                  at Scudder Weisel
                                                  Capital, LLC from
                                                  2000 to 2001 and
                                                  Director of
                                                  Shareholder Services
                                                  at BISYS Fund
                                                  Services from 1999
                                                  to 2000.
----------------------------------------------------------------------------------------------------------
   C. David Messman       Secretary, since 2000   Vice President and Managing          None
   45                                             Senior Counsel of Wells Fargo
                                                  Bank, N.A. and Senior Vice
                                                  President and Secretary of Wells
                                                  Fargo Funds Management, LLC.
                                                  Vice President and Senior
                                                  Counsel of Wells Fargo Bank,
                                                  N.A. from 1996 to 2003.
----------------------------------------------------------------------------------------------------------

          * The Statement of Additional Information includes additional information about the Funds' Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the Funds' website at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

         ** As of December 31, 2005, one of the six Trustees is considered an "interested person" of the Trusts as defined in the Investment Company Act of 1940. The interested Trustee, J. Tucker Morse, is affiliated with a government securities dealer that is registered under the Securities Exchange Act of 1934, which is not itself affiliated with Wells Fargo Funds Management, LLC.

        *** Length of service dates reflects a Trustee's commencement of service with the Trust's predecessor entities.

       **** Effective January 1, 2006, Olivia Mitchell joined the Board of
            Trustees as a non-interested Trustee.

      ***** Effective February 8, 2006, A. Erdem Cimen replaced Stacie D.
            DeAngelo as the Treasurer of the Funds.

LIST OF ABBREVIATIONS                 WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS
--------------------------------------------------------------------------------

The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ABAG          -- Association of Bay Area Governments
ADR           -- American Depositary Receipt
AMBAC         -- American Municipal Bond Assurance Corporation
AMT           -- Alternative Minimum Tax
ARM           -- Adjustable Rate Mortgages
BART          -- Bay Area Rapid Transit
CDA           -- Community Development Authority
CDSC          -- Contingent Deferred Sales Charge
CGIC          -- Capital Guaranty Insurance Company
CGY           -- Capital Guaranty Corporation
CMT           -- Constant Maturity Treasury
COFI          -- Cost of Funds Index
Connie Lee    -- Connie Lee Insurance Company
COP           -- Certificate of Participation
CP            -- Commercial Paper
CTF           -- Common Trust Fund
DW&P          -- Department of Water & Power
DWR           -- Department of Water Resources
EDFA          -- Education Finance Authority
FFCB          -- Federal Farm Credit Bank
FGIC          -- Financial Guaranty Insurance Corporation
FHA           -- Federal Housing Authority
FHLB          -- Federal Home Loan Bank
FHLMC         -- Federal Home Loan Mortgage Corporation
FNMA          -- Federal National Mortgage Association
FRN           -- Floating Rate Notes
FSA           -- Financial Security Assurance, Inc
GDR           -- Global Depositary Receipt
GNMA          -- Government National Mortgage Association
GO            -- General Obligation
HFA           -- Housing Finance Authority
HFFA          -- Health Facilities Financing Authority
IDA           -- Industrial Development Authority
IDR           -- Industrial Development Revenue
LIBOR         -- London Interbank Offered Rate
LLC           -- Limited Liability Corporation
LOC           -- Letter of Credit
LP            -- Limited Partnership
MBIA          -- Municipal Bond Insurance Association
MFHR          -- Multi-Family Housing Revenue
MUD           -- Municipal Utility District
MTN           -- Medium Term Note
PCFA          -- Pollution Control Finance Authority
PCR           -- Pollution Control Revenue
PFA           -- Public Finance Authority
PLC           -- Private Placement
PSFG          -- Public School Fund Guaranty
RAW           -- Revenue Anticipation Warrants
RDA           -- Redevelopment Authority
RDFA          -- Redevelopment Finance Authority
R&D           -- Research & Development
SFHR          -- Single Family Housing Revenue
SFMR          -- Single Family Mortgage Revenue
SLMA          -- Student Loan Marketing Association
STEERS        -- Structured Enhanced Return Trust
TBA           -- To Be Announced
TRAN          -- Tax Revenue Anticipation Notes
USD           -- Unified School District
V/R           -- Variable Rate
WEBS          -- World Equity Benchmark Shares
XLCA          -- XL Capital Assurance

THIS PAGE IS INTENTIONALLY LEFT BLANK --

                                        THIS PAGE IS INTENTIONALLY LEFT BLANK --

THIS PAGE IS INTENTIONALLY LEFT BLANK --

[LOGO]

WELLS  ADVANTAGE
FARGO  FUNDS

More information about WELLS FARGO ADVANTAGE FUNDS (SM) is available free upon request. To obtain literature, please write, e-mail, visit the funds' Web site, or call:

WELLS FARGO ADVANTAGE FUNDS
P.O. Box 8266
Boston, MA 02266-8266

E-mail: wfaf@wellsfargo.com
Web: www.wellsfargo.com/advantage
Retail Investment Professionals: 888-877-9275
Institutional Investment Professionals:866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the WELLS FARGO ADVANTAGE FUNDS. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a prospectus containing more complete information, including charges and expenses, call 1-800-222-8222. or visit the funds' Web site at www.wellsfargo.com/advantagefunds Please consider the investment objective, risks, charges and expenses of the investment carefully before investing. This and other information about WELLS FARGO ADVANTAGE FUNDS can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a whollyowned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for the WELLS FARGO ADVANTAGE FUNDS. Other affiliates of Wells Fargo & Company provide sub-advisory and other services for the Funds. The Funds are distributed by WELLS FARGO FUNDS DISTRIBUTOR, LLC, Member NASD/SIPC, an affiliate of Wells Fargo & Company.

                -----------------------------------------------------
                NOT FDIC INSURED o NO BANK GUARANTEE o MAY LOSE VALUE
                -----------------------------------------------------

--------------------------------------------------------------------------------
(c) 2006 Wells Fargo     www.wellsfargo.com/advantagefunds         RT55157 02-06
Advantage Funds, LLC.                                           AVTF/AR124 12-05
All rights reserved.


ITEM 2. CODE OF ETHICS

As of the end of the period, December 31, 2005, Wells Fargo Variable Trust has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of Wells Fargo Variable Trust has determined that Thomas
S. Goho is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Goho is independent for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a)

AUDIT FEES - Provided below are the aggregate fees billed for the fiscal years ended December 31, 2004 and December 31, 2005 for professional services rendered by the principal accountant for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

      For the fiscal years ended December 31, 2004 and December 31, 2005, the Audit Fees were $128,805 and $213,000, respectively.

(b)

AUDIT-RELATED FEES - There were no audit-related fees incurred for the fiscal years ended December 31, 2004 and December 31, 2005 for assurance and related services by the principal accountant for the Registrant.

(c)

TAX FEES - Provided below are the aggregate fees billed for the fiscal years ended December 31, 2004 and December 31, 2004 for professional services rendered by the principal accountant for the Registrant for tax compliance, tax advice, and tax planning.

      For the fiscal years ended December 31, 2004 and December 31, 2005, the Tax Fees were $0 and $0, respectively.

      For the fiscal years ended December 31, 2004 and December 31, 2005, the Tax Fees were $13,500 and $20,040, respectively. The incurred Tax Fees are comprised of tax preparation services.

(d)

ALL OTHER FEES - There were no other fees incurred for the fiscal years ended December 31, 2004 and December 31, 2005.

(e)(1)

The Chairman of the Audit Committees is authorized to pre-approve: (1) audit services to the mutual funds of Wells Fargo Funds Trust, Wells Fargo Variable Trust and Wells Fargo Master Trust (the "Funds"); (2) non-audit tax or compliance consulting or training services provided to the Funds by the independent auditors ("Auditors") if the fees for any particular engagement are not anticipated to exceed $50,000; and (3) non-audit tax or compliance consulting or training services provided by the Auditors to a Fund's investment adviser and its controlling entities (where pre-approval is required because the engagement relates directly to the operations and financial reporting of the
Fund) if the fee to the Auditors for any particular engagement is not anticipated to exceed $50,000. For any such pre-approval sought from the Chairman, Management shall prepare a brief description of the proposed services. If the Chairman approves of such service, he or she shall sign the statement prepared by Management. Such written statement shall be presented to the full Committees at their next regularly scheduled meetings.

(e)(2)

Not Applicable.

(f)

Not Applicable.

(g)

Provided below are the aggregate non-audit fees billed for the fiscal years ended December 31, 2004 and December 31, 2005 by the principal accountant for services rendered to the Registrant, and rendered to the Registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant.

      For the fiscal years ended December 31, 2004 and December 31, 2005, the Registrant incurred non-audit fees in the amount of $77,000 and $115,000, respectively. The non-audit fees consist of SAS70 control reviews of Wells Fargo Bank, N.A., the Funds' custodian.

      For the fiscal years ended December 31, 2004 and December 31, 2005, the Registrant's investment adviser incurred non-audit fees in the amount of $96,000 and $36,000 respectively. The non-audit fees consist of procedure reviews for pending mergers associated with fund reorganizations and examinations of securities pursuant to Rule 206(4)-2 under the Investment Adviser Act of 1940.

(h)

The Registrant's audit committee of the board of directors has determined that non-audit services rendered to the registrant's investment adviser, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of the Regulation S-X, does not compromise the independence of the principal accountant.

ITEMS 5-6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES

(a)(i) The President and Treasurer have concluded that the Wells Fargo Variable Trust (the "Trust") disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the Trust is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(a)(ii) There were no significant changes in the Trust's internal controls or in other factors that could significantly affect these controls subsequent to the date of the evaluation referenced in (a)(i) above.

ITEM 10. EXHIBITS

(a) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as Exhibit 10a.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                 Wells Fargo Variable Trust


                                                 By:  /s/ Karla M. Rabusch

                                                      Karla M. Rabusch
                                                      President

Date: February 21, 2006

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                               Wells Fargo Variable Trust


                                               By: /s/ A. Erdem Cimen

                                                   A. Erdem Cimen
                                                   Treasurer

Date: February 21, 2006